UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

EMBARK TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing the Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EMBARK TECHNOLOGY, INC.
321 ALABAMA STREET
SAN FRANCISCO, CALIFORNIA 94110
To the Stockholders of Embark Technology, Inc.:
You are cordially invited to attend a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “special meeting”) of Embark Technology, Inc. (“Embark”). The special meeting will be held on July 17, 2023, at 9:00 a.m., Pacific Time. You may attend the special meeting via a live interactive webcast at www.virtualshareholdermeeting.com/EMBK2023SM. You will be able to listen to the special meeting live and vote online. We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and Embark.
At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of May 25, 2023 (the “merger agreement”), among Applied Intuition, Inc. (“Applied”), Azara Merger Sub, Inc., a wholly owned subsidiary of Applied (“Merger Sub”) and Embark, and to approve the merger. We refer to the merger of Merger Sub with and into Embark as the “merger.”
At the special meeting, you will also be asked to consider and vote on a proposal for the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.
If the merger is completed, you will be entitled to receive $2.88 in cash (the “per share price”), without interest and subject to any applicable withholding taxes, for each share of our Class A common stock and Class B common stock (together, our “common stock”) that you own (unless you have properly exercised your appraisal rights).
Embark’s Board of Directors (the “Embark Board”) formed a Transaction Committee of the Embark Board comprised solely of independent and disinterested directors (the “Transaction Committee”) to consider, evaluate, review and negotiate any potential sale of Embark or substantially all of Embark’s assets (an “acquisition”) and to take such other actions with respect to any acquisition that the Transaction Committee deemed appropriate. The Transaction Committee, as more fully described in the enclosed proxy statement, evaluated the merger, with the assistance of its financial and legal advisors. At the conclusion of its review, the Transaction Committee, among other things, unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement, (2) approved, adopted and declared advisable the merger agreement and approve the merger, and (3) recommended that the Embark Board approve and adopt the merger agreement and the merger.
The Embark Board, acting upon the unanimous recommendation of the Transaction Committee and after considering the factors more fully described in the enclosed proxy statement, unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement, the performance by Embark of its covenants and other obligations under the merger agreement, and the consummation of the merger on the terms and conditions set forth in the merger agreement.

The Embark Board unanimously recommends that you vote:
(1)
“FOR” the adoption of the merger agreement and approval of the merger; and

(2)
“FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.

The accompanying proxy statement provides detailed information about the special meeting, the merger agreement and the merger, and the proposals to be considered at the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement.
The accompanying proxy statement also describes the actions and determinations of the Embark Board and the Transaction Committee in connection with their evaluations of the merger agreement and the merger. Please read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety, as they contain important information. You may also obtain additional information about Embark from documents we have filed with the Securities and Exchange Commission.
In connection with execution of the merger agreement, certain of our existing stockholders entered into voting and support agreements (the “voting and support agreements”), pursuant to which the applicable stockholders agreed to vote all of their respective shares of our common stock in favor of the adoption of the merger agreement, subject to certain terms and conditions contained in the voting and support agreements. Copies of the voting and support agreements are attached as Annex C and Annex D to the accompanying proxy statement.
Also in connection with execution of the merger agreement, Embark and Continental Stock Transfer & Trust Company (“Continental”) entered into an amendment (the “warrant amendment”) to the Warrant Agreement, dated January 12, 2021, as amended (the “warrant agreement”). The warrant amendment provides that, upon the completion of the merger, (i) the Warrant Price (as defined in the warrant agreement) will be reduced by an amount equal to the difference between (A) the Warrant Price in effect prior to such reduction minus (B) (I) the per share price minus (II) the Black-Scholes Warrant Value (as defined in the warrant amendment), and (ii) immediately following (and after giving effect to) the reduction of the Warrant Price as set forth in the immediately preceding clause (i) each outstanding warrant to purchase our common stock will be automatically cancelled with no action required from Embark’s warrant holders and converted into a right to receive an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such warrant multiplied by (2) the excess, if any, of the per share price over the Warrant Price, without interest and subject to any applicable withholding or other similar taxes required by applicable law. For more information, see the section of the accompanying proxy statement captioned “The Merger Agreement — Conversion of Shares — Warrants.”
Even if you plan to virtually attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you virtually attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
Your vote is very important, regardless of the number of shares that you own.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders may call toll free: (800) 821-8781
Banks and Brokers may call collect: (212) 269-5550
Email: EMBK@dfking.com
On behalf the Embark Board, thank you for your support.
Very truly yours,
/s/ Alex Rodrigues Alex Rodrigues	/s/ Penelope Herscher Penelope Herscher
Chief Executive Officer and Director	Chairperson of the Board of Directors

EMBARK TECHNOLOGY, INC.
321 ALABAMA STREET
SAN FRANCISCO, CALIFORNIA 94110
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2023
Notice is given that a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “special meeting”) of Embark Technology, Inc., a Delaware corporation (“Embark”), will be held on July 17, 2023, at 9:00 a.m., Pacific Time, for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time) dated as of May 25, 2023, among Applied Intuition, Inc. (“Applied”), Azara Merger Sub, Inc. (“Merger Sub”) and Embark (the “merger agreement”), pursuant to which Merger Sub, a wholly owned subsidiary of Applied, will merge with and into Embark (the “merger”), with Embark continuing as the surviving corporation of the merger and a wholly owned subsidiary of Applied, and approve the merger;

2.
To consider and vote on any proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting; and

3.
To transact any other business that may properly come before the special meeting.

The special meeting will be held by means of a live interactive webcast on the internet at www.virtualshareholdermeeting.com/EMBK2023SM. You will be able to listen to the special meeting live and vote online. The special meeting will begin promptly at 9:00 a.m., Pacific Time. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).
Only Embark stockholders as of the close of business on June 20, 2023 are entitled to notice of, and to vote at, the special meeting.
The Embark Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.
Embark stockholders (including beneficial owners) who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the “fair value” of their shares of our Class A common stock and Class B common stock (together, our “common stock”) and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, but together with interest at a rate of five percent over the Federal Reserve discount rate (as described in the accompanying proxy statement) to be paid on the amount determined to be “fair value” in lieu of receiving $2.88 per share in cash if the merger is completed, as determined in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”). To do so, an Embark stockholder or beneficial owner must properly demand appraisal before the vote is taken on the merger agreement and comply with all other requirements of the DGCL, including Section 262 thereof, which requirements are summarized in the accompanying proxy statement, and certain conditions set forth in Section 262(g) of the DGCL must also be satisfied. A copy of Section 262 of the DGCL is available as a publicly available electronic resource, and may be accessed without subscription or cost, which is incorporated herein by reference at: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Even if you plan to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the adoption of the merger agreement.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
By Order of the Board of Directors,
/s/ Alex Rodrigues

Alex Rodrigues
Chief Executive Officer and Director
Dated: June 26, 2023
San Francisco, California

EMBARK TECHNOLOGY, INC.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2023
This proxy statement is dated June 26, 2023 and, together with the enclosed form of proxy card, is first being sent to stockholders on or about June 26, 2023.
Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

i

IMPORTANT INFORMATION
Even if you plan to attend the special meeting, we encourage you to submit your proxy as promptly as possible: (1) over the internet; (2) by telephone; or (3) by signing, dating and returning the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience). You may revoke your proxy or change your vote at any time before your proxy is voted at the special meeting.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or be voted at the special meeting, and that will have the same effect as voting against the adoption of the merger agreement.
If you are a stockholder of record, voting at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must provide a “legal proxy” from the bank, broker or other nominee that holds your shares in order to vote at the special meeting.
If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone, or (3) vote by virtual ballot at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting, and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
We encourage you to read the accompanying proxy statement and its annexes carefully and in their entirety. You may also obtain additional information about Embark from documents we have filed with the Securities and Exchange Commission. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help voting your shares, please contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders may call toll free: (800) 821-8781
Banks and Brokers may call collect: (212) 269-5550
Email: EMBK@dfking.com

TRANSACTION SUMMARY
Except as otherwise specifically noted in this proxy statement, the “Company,” “Embark,” “we,” “our,” “us” and similar words refer to Embark Technology, Inc., including, in certain cases, our subsidiaries. Throughout this proxy statement, the “Embark Board” refers to Embark’s Board of Directors. Throughout this proxy statement, we refer to Applied Intuition, Inc. as “Applied” and Azara Merger Sub, Inc. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated May 25, 2023, among Embark, Applied and Merger Sub as the “merger agreement.”
This summary highlights selected information from this proxy statement related to the proposed merger of Merger Sub (a wholly owned subsidiary of Applied) with and into Embark, with Embark surviving and continuing as a wholly owned subsidiary of Applied. We refer to that transaction as the “merger.”
This proxy statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain such information without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.” A copy of the merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document that governs the merger, carefully and in its entirety.
Introduction
On May 25, 2023, Embark entered into the merger agreement with Applied and Merger Sub, pursuant to which Merger Sub will merge with and into Embark, with Embark continuing as the surviving corporation of the merger and a wholly owned subsidiary of Applied. If the merger is completed, each outstanding share of our Class A common stock and Class B common stock (together, our “common stock”) (subject to certain exceptions) will be converted into the right to receive $2.88 per share in cash. This proxy statement provides information regarding that transaction.
The Embark Board formed a Transaction Committee of the Embark Board comprised solely of independent and disinterested directors (the “Transaction Committee”) to (1) consider, evaluate, review and negotiate any potential acquisition of Embark and to take such other actions with respect to any acquisition of Embark that the Transaction Committee deemed necessary, appropriate or advisable, (2) determine whether any acquisition of Embark is in the best interest of Embark and maximizes value for Embark’s stockholders, and (3) if applicable, recommend to the Embark Board what action, if any, should be taken by Embark with respect to any acquisition of Embark. As more fully described below, the Transaction Committee evaluated the merger with the assistance of its financial and legal advisors. At the conclusion of its review, the Transaction Committee, among other things, unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement, (2) approved, adopted and declared advisable the merger agreement and the merger, and (3) recommended that the Embark Board approve and adopt the merger agreement and approve the merger.
Parties Involved in the Merger
Embark Technology, Inc.
Embark develops technologically advanced autonomous driving technology for the truck freight industry designed to interoperate with a broad range of truck OEM platforms, with the intention of forgoing complicated and logistically challenging truck building or hardware manufacturing operations in favor of focusing on a superior driving technology.
Our Class A common stock and warrants to purchase shares of our Class A common stock are listed on the Nasdaq Global Market (“Nasdaq”) under the symbols “EMBK” and “EMBKW,” respectively. Our corporate offices are located at 321 Alabama Street, San Francisco, California 94110, and our telephone number is (415) 671-9628.

Applied Intuition, Inc.
Applied’s mission is to accelerate the world’s adoption of safe and intelligent machines. The company provides software solutions to safely develop, test, and deploy autonomous systems at scale. Applied’s suite of simulation and data management software, modules, and services enables product and engineering teams to develop all components of an autonomous system, leverage virtual and real-world test methods effectively, and verify and validate their system end-to-end. Headquartered in Silicon Valley with offices in Detroit, Washington, D.C., Munich, Stockholm, Seoul, and Tokyo, Applied consists of software, robotics, and automotive experts with experience from the top global companies. Leading autonomy programs and 17 of the top 20 global automotive OEMs use Applied’s solutions to bring autonomy to market faster.
Applied was incorporated under the laws of the State of Delaware on July 27, 2017. The principal business office of Applied is located at 145 E. Dana Street, Mountain View, California 94041 and Applied’s telephone number is (650) 385-8897. Applied’s website is https://www.appliedintuition.com/. The content of Applied’s website and information accessible through the website does not form part of this proxy statement.
Azara Merger Sub, Inc.
Merger Sub is a wholly owned subsidiary of Applied and was formed on May 11, 2023, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement. Upon completion of the merger, Merger Sub will cease to exist and Embark will continue as the surviving corporation.
Effect of the Merger
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”), at the effective time of the merger: (1) Merger Sub will merge with and into Embark; (2) the separate existence of Merger Sub will cease; and (3) Embark will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Applied. Throughout this proxy statement, we use the term “surviving corporation” to refer to Embark as the surviving corporation following the merger.
As a result of the merger, Embark will cease to be a publicly traded company. If the merger is completed, you will not own any shares of capital stock or warrants of the surviving corporation.
The time at which the merger becomes effective (the “effective time of the merger”) will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as Embark, Applied and Merger Sub may agree and specify in the certificate of merger).
Per Share Price
At the effective time of the merger, each outstanding share of our common stock (subject to certain exceptions) will be cancelled and extinguished and automatically converted into the right to receive $2.88 in cash, without interest and subject to any applicable withholding taxes. We refer to this amount as the “per share price.” For more information, see the section of this proxy statement captioned “The Merger Agreement — Conversion of Shares.”
In connection with execution of the merger agreement, Embark and Continental Stock Transfer & Trust Company (“Continental”) entered into an amendment (the “warrant amendment”) to the Warrant Agreement, dated January 12, 2021, as amended (the “warrant agreement”). The warrant amendment provides that, upon the completion of the merger, (i) the Warrant Price (as defined in the warrant agreement) will be reduced by an amount equal to the difference between (A) the Warrant Price in effect prior to such reduction minus (B) (I) the per share price minus (II) the Black-Scholes Warrant Value (as defined in the warrant amendment), and (ii) immediately following (and after giving effect to) the reduction of the Warrant Price as set forth in the immediately preceding clause (i) each outstanding warrant to purchase our common stock (an “Embark warrant”) will be automatically cancelled with no action required from Embark’s warrant holders and converted into a right to receive an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such warrant multiplied by (2) the excess, if any, of the per share price over the Warrant Price, without interest and subject to any applicable withholding or other similar taxes required by applicable law. For more information, see the section of this proxy statement captioned “The Merger Agreement — Conversion of Shares — Warrants.”
Prior to the closing of the merger, Applied will designate Continental as paying agent to make payments of the allocable portions of the merger consideration to which our stockholders and warrant holders are entitled under the merger agreement. At or prior to the closing of the merger, Applied will deposit (or cause to be deposited) with Continental cash constituting an amount equal to the aggregate merger consideration in accordance with the merger agreement. Once a stockholder or warrant holder has provided Continental with any documentation required by the merger agreement or Continental, Continental will pay such stockholder or warrant holder the appropriate portion of the aggregate merger consideration (subject to any applicable withholding taxes) in exchange for the shares of our common stock held by that stockholder or Embark warrants held by that warrant holder, as applicable. For more information, see the section of this proxy statement captioned “The Merger Agreement — Paying Agent, Exchange Fund and Exchange and Payment Procedures.”
After the merger is completed, you will have the right to receive the per share price for each share of our common stock and applicable portion of the merger consideration for each outstanding and unexercised Embark warrant that you own, but you will no longer have any rights as a stockholder of Embark (except that any person who properly and validly exercises and perfects, and does not validly withdraw or otherwise lose, such person’s appraisal rights under the DGCL will have the right to receive a payment for the “fair value” of such person’s shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this proxy statement captioned “The Merger — Appraisal Rights”) or as a warrant holder of Embark.
The Special Meeting
Date, Time and Place
A special meeting of our stockholders will be held on July 17, 2023, at 9:00 a.m., Pacific Time. You may attend the special meeting via a live interactive webcast at www.virtualshareholdermeeting.com/EMBK2023SM. We refer to the special meeting, and any adjournment, postponement or other delay of the special meeting, as the “special meeting.” You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and Embark.
Purpose
At the special meeting, we will ask stockholders to vote on proposals to: (1) adopt the merger agreement and approve the merger; and (2) adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Record Date; Shares Entitled to Vote
You are entitled to vote at the special meeting if you owned shares of our common stock as of the close of business on June 20, 2023 (the “record date”). For each share of our Class A common stock that you owned as of the close of business on the record date, you will have one vote on each matter submitted for a vote at the special meeting. For each share of our Class B common stock that you owned as of the close of business on the record date, you will have 10 votes on each matter submitted for a vote at the special meeting.
Quorum
As of the record date, there were 20,020,295 shares of our Class A common stock and 4,353,948 shares of our Class B common stock outstanding and entitled to vote at the special meeting. The holders of a majority of the voting power of our common stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.
Required Vote
The proposals to be voted on at the special meeting require the following votes:
•
Proposal 1:   Approval of the proposal to adopt the merger agreement and approve the merger requires the affirmative vote of the holders of a majority of the voting power represented by our common stock that are outstanding and entitled to vote thereon at the special meeting, voting together as a single class.

•
Proposal 2:   Approval of the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.

Voting and Proxies
Any stockholder of record entitled to vote at the special meeting may vote in any of the following ways:
•
by proxy, by returning a signed and dated proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience);

•
by proxy, by granting a proxy electronically over the internet or by telephone (using the instructions found on the proxy card); or

•
by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by (1) signing another proxy card with a later date and returning it prior to the special meeting; (2) submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy; (3) delivering a written notice of revocation to our Corporate Secretary; or (4) attending the special meeting and voting at the special meeting.
If you are a beneficial owner and hold your shares of our common stock in “street name” through a bank, broker or other nominee, you should instruct your bank, broker or other nominee on how you wish to vote your shares of our common stock using the instructions provided by your bank, broker or other nominee. Under applicable stock exchange rules, banks, brokers or other nominees have the discretion to vote on routine matters, but not on non-routine matters. The proposals to be considered at the special meeting are all non-routine matters, and banks, brokers and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your bank, broker or nominee on how you wish to vote your shares.
If you hold your shares of our common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Recommendation of the Embark Board; Reasons for the Merger
The Transaction Committee, after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Embark Board; Reasons for the Merger,” unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement, (2) approved, adopted and declared advisable the merger agreement and the merger, and (3) recommended that the Embark Board approve and adopt the merger agreement and the merger.

The Embark Board, upon the unanimous recommendation of the Transaction Committee and after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Embark Board; Reasons for the Merger,” unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement, the performance by Embark of its covenants and other obligations under the merger agreement, and the consummation of the merger on the terms and conditions set forth in the merger agreement.
The Embark Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.
Opinion of Houlihan Lokey to the Transaction Committee
On May 24, 2023, Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) orally rendered its opinion to the Transaction Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Transaction Committee, dated May 24, 2023) as to, as of such date, the fairness, from a financial point of view, to the holders of shares of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement.
Houlihan Lokey’s opinion was directed to the Transaction Committee (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of shares of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement, and which describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Transaction Committee, the Embark Board, Embark, any security holder or any other person as to how to act or vote with respect to any matter relating to the merger or otherwise. For more information, see the section of this proxy statement captioned “The Merger — Opinion of Houlihan Lokey to the Transaction Committee.”
Treatment of Equity Awards in the Merger
The merger agreement provides that Embark’s equity awards that are outstanding immediately prior to the effective time of the merger will be treated in the following manner in connection with the merger. For more information, see the section of this proxy statement captioned “The Merger Agreement — Conversion of Shares.” We refer to awards of restricted stock units that are subject solely to service-based vesting as “Embark RSUs,” and Embark RSUs subject to performance-based vesting as “Embark PSUs”. We refer to awards of stock options to purchase shares of our common stock as “Embark options.”
Treatment of Embark RSUs and Embark PSUs
At the effective time of the merger, each vested Embark RSU that is outstanding and is vested by its terms, including any Embark RSU accelerated in connection with the merger (each a “vested Embark RSU”) will be cancelled and converted into the right to receive, without interest, an amount in cash equal to (1) the total number of shares of our common stock underlying each such vested Embark RSU, multiplied by (2) the per share price, subject to reduction for any applicable withholding or other taxes required by applicable law.
At the effective time of the merger, each unvested Embark RSU (each an “unvested Embark RSU”) will be cancelled for no consideration.

At the effective time of the merger, each Embark PSU that is outstanding will be cancelled for no consideration. No Embark PSUs will vest in connection with the merger.
Treatment of Embark Options
At the effective time of the merger, each vested Embark option outstanding and unexercised as of immediately prior to the effective time of the merger, and with respect to which the exercise price is less than the per share price (each, a “vested in-the-money Embark option”), will be cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such vested in-the-money Embark option multiplied by (2) the excess, if any, of the per share price over the per-share exercise price of such vested in-the-money Embark option, subject to reduction for any applicable withholding or other taxes required by applicable law.
At the effective time of the merger, each Embark option that is not a vested in-the-money Embark option will be cancelled for no consideration.
Interests of Embark’s Directors and Executive Officers in the Merger
When considering the recommendation of the Transaction Committee that the Embark Board approve and adopt the merger agreement and approve the merger and the recommendation of the Embark Board that you vote to approve the proposal to adopt the merger agreement and approve the merger, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. In (1) evaluating and negotiating the merger agreement, (2) approving the merger agreement and the merger and (3) (a) unanimously recommending that the Embark Board approve and adopt the merger agreement, in the case of the Transaction Committee, and (b) unanimously recommending that the merger agreement be adopted, and the merger approved by our stockholders, in the case of the Embark Board, the Transaction Committee and the Embark Board were aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:
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For our non-employee directors, the treatment of their Embark equity-based awards, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Embark’s Directors and Executive Officers in the Merger,” including 100% acceleration of their outstanding equity awards granted pursuant to our Non-Employee Director Compensation Policy.

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For our executive officers, the treatment of their Embark equity-based awards, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Embark’s Directors and Executive Officers in the Merger.”

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The entitlement of each of our executive officers to receive payments and benefits pursuant to letter agreements between us and such executive officers, if the executive officer’s employment is terminated by Embark without “cause” or due to his or her resignation for “good reason.”

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For each of our executive officers, these payments and benefits include:(i) an amount payable in a lump sum within 60 days following his or her termination equal to the sum of (A) 6 months of his annual base salary in effect as of the date of his termination of employment and (B) 50 percent of his or her annual target cash bonus, and (ii) subject to his timely and effective enrollment, company-paid continuation coverage under our group health plans for a period of 6 months.

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Additionally, Siddhartha Venkatesan will be eligible for the following retention bonuses, subject to his continued service through the applicable date:

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$30,000, subject to his continued service through May 31, 2023;

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$30,000, subject to his continued service through June 30, 2023;

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$30,000, subject to his continued service through July 31, 2023; and

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$250,000, subject to his continued service through filing of the definitive proxy statement soliciting a stockholder vote for the merger, provided that such date occurs on or prior to December 31, 2023.

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For Mr. Venkatesan, the acceleration of his award of RSUs granted on June 28, 2021, as approved by the Embark Board.

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The continued indemnification and insurance coverage for our directors and executive officers from the surviving corporation and Applied under the terms of the merger agreement.

Appraisal Rights
If the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the adoption of the merger agreement, (2) continuously hold of record or own beneficially their applicable shares of our common stock through the effective time of the merger, (3) properly demand appraisal of their applicable shares, (4) meet certain statutory requirements described in this proxy statement, and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262 of the DGCL (“Section 262”) if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to persons seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.
Only a stockholder of record or a beneficial owner may submit a demand for appraisal. To exercise appraisal rights, such person must (1) submit a written demand for appraisal to Embark before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold of record or own beneficially the subject shares of our common stock through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Embark unless certain conditions are satisfied by the persons seeking appraisal. The requirements under Section 262 for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262. Pursuant to Subsection (d)(1) of Section 262, this proxy statement is to include either a copy of Section 262 or information directing the stockholders to a publicly available electronic copy of Section 262 available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Voting and Support Agreements
On May 25, 2023, in connection with the execution of the merger agreement, (1) Alex Rodrigues and Brandon Moak, solely in their capacity as stockholders of Embark, entered into a voting and support agreement with Embark and Applied (the “founder voting and support agreement”). In addition, on May 25, 2023, in connection with the execution of the merger agreement, affiliates of Sequoia Capital (Sequoia Capital U.S. Growth Fund VII, L.P., Sequoia Capital U.S. Growth VII Principals Fund, L.P., Sequoia Capital

U.S. Venture Fund XV, L.P., Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P., Sequoia Capital U.S. Venture Partners Fund XV, L.P. and Sequoia Capital U.S. Venture XV Principals Fund, L.P.), one of Embark’s major investors, entered into a voting and support agreement with Embark and Applied (the “major stockholder voting and support agreement” and, together with the founder voting and support agreement, the “voting and support agreements”).
Under the voting and support agreements, the stockholders party thereto have agreed to vote their shares of our common stock in favor of the adoption of the merger agreement, to not transfer their shares of our common stock, subject to certain exceptions, and certain other matters. The voting and support agreements terminate in certain circumstances, including upon the valid termination of the merger agreement in accordance with its terms.
The stockholders that signed the voting and support agreements represent approximately 73 percent of our outstanding voting power based on the number of shares of our common stock outstanding as of May 23, 2023 and as of the record date. For more information, see the section of this proxy statement captioned “The Merger — The Voting and Support Agreements.”
Material U.S. Federal Income Tax Consequences of the Merger
For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for such U.S. Holder’s shares of our common stock in the merger will be a taxable transaction and generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered in the merger.
A Non-U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax. The Merger could be a taxable transaction to such Non-U.S. Holder under non-U.S. tax laws applicable to such holder.
For more information, see the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.” Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any territory, state, local or non-U.S. tax jurisdiction.
Restrictions on Solicitation of Other Acquisition Offers
Under the merger agreement, during the period commencing on the date of the merger agreement and continuing until the earlier of the effective time of the merger or the date, if any, of termination of the merger agreement, Embark has agreed that it will, and will cause its subsidiaries to, and will instruct its legal advisors and financial advisors to, cease and cause to be terminated any discussions or negotiations with, cease providing any further non-public information with respect to Embark or its subsidiaries to, and terminate all access granted to any physical or electronic data room (or other access to diligence) to, any person and its affiliates or representatives that relates to, or that would reasonably be expected to lead to, an acquisition proposal.
Subject to certain exceptions, Embark has agreed that, during the same period, it and its subsidiaries will not, and they will instruct their respective directors, executive officers and other representatives not to, and will not authorize or knowingly permit such persons to, directly or indirectly:
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solicit, initiate, or propose the making, submission or announcement of, or knowingly induce, encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

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furnish to any person (other than to Applied and its affiliates and their respective representatives) any non-public information relating to Embark or its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Embark or its subsidiaries (other than Applied and its affiliates and their respective representatives), in any such case in connection with any acquisition proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

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participate or engage in, or knowingly facilitate, discussions or negotiations with any person with respect to an acquisition proposal or with respect to any inquiries from any person relating to the making of an acquisition proposal (other than informing such persons of the non-solicitation provisions contained in the merger agreement and contacting the person making the acquisition proposal to the extent necessary to clarify the terms of the acquisition proposal);

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approve, endorse, or recommend any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

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enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than confidentiality agreements executed, delivered and effective after May 25, 2023 containing provisions that require any counterparty thereto (and any of its representatives) that receives material non-public information of Embark or its subsidiaries to keep such information confidential on terms at least as restrictive as the confidentiality agreement between Applied and Embark; or

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authorize, propose or commit to do any of the foregoing.

For more information, see the section of this proxy statement captioned “The Merger Agreement — Restrictions on Solicitation of Other Acquisition Offers.”
Change in the Embark Board’s Recommendation
Under the merger agreement, the Embark Board will not, among other things, (1) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Embark Board recommendation that stockholders vote “FOR” the proposal to adopt the merger agreement and approve the merger in a manner adverse to Applied in any material respect, (2) adopt, approve, endorse, recommend or otherwise declare advisable any competing proposal, (3) fail to publicly reaffirm the Embark Board recommendation within 10 business days after Applied requests in writing (or, if the special meeting is scheduled to be held within 10 business days, then within one business day after Applied so requests in writing); provided, that Applied makes such request only after a material development has occurred that Applied believes, in good faith, has created uncertainty as to the position of the Embark Board or whether the requisite approval of the Embark stockholders will be obtained, (4) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Embark Board (or a committee thereof) to stockholders pursuant to Rule 14d-9(f) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), or (5) fail to include the Embark Board recommendation in the proxy statement(the actions described in (1) through (5), collectively, an “Embark Board recommendation change”); provided that the Embark Board may effect an Embark Board recommendation change or authorize Embark to terminate the merger agreement to enter into an agreement with respect to a competing proposal if (a) the Embark Board (or a committee of the Embark Board) determines in good faith, after consultation with its outside legal counsel, that the competing proposal constitutes a superior proposal, (b) the Embark Board (or a committee of the Embark Board) determines in good faith, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would likely be inconsistent with its fiduciary duties pursuant to applicable law, and (c) Embark and its subsidiaries and their respective representatives have complied in all material respects with the non-solicitation and other terms of the merger agreement. If Embark or Applied terminates the merger agreement under certain circumstances, including, with respect to a termination by Applied, because of an Embark Board recommendation change, then Embark must pay to Applied a termination fee. For more information, see the sections of this proxy statement captioned “The Merger Agreement — The Embark Board’s Recommendation” and “— Board Recommendation Change.”

Closing Timeline of the Merger
Unless otherwise agreed by Applied and Embark, the closing of the merger will take place as promptly as practicable (and in no event later than the second business day) after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in the merger agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions), but, in no case (unless otherwise agreed by Applied and Embark) will the closing occur before the earlier of (i) August 4, 2023 and (ii) the date on which the United States District Court (the “District Court”) for the Northern District of California presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC enters an order approving Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023.
For more information, please see the sections of this proxy statement captioned “The Merger Agreement — Closing and Effective Time of the Merger;” and “The Merger Agreement — Conditions to the Closing of the Merger.”
Conditions to the Closing of the Merger
The obligations of Applied, Merger Sub and Embark to consummate the merger are subject to the satisfaction or waiver of certain conditions, including the following:
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the adoption of the merger agreement and approval of the merger by the requisite affirmative vote of Embark’s stockholders; and

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the absence of any then-effective law or order enacted, issued, promulgated, entered, enforced or deemed applicable by any governmental authority in any competent jurisdictions which has the effect of making the merger illegal or otherwise prohibiting or preventing consummation of the merger.

The obligations of Applied and Merger Sub to consummate the merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived by Applied:
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other than the representations and warranties described in the following two bullet points, the accuracy of the representations and warranties of Embark, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made, except for such failures to be true and correct that would not have a Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Merger Agreement — Representations and Warranties”);

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the accuracy of the representations and warranties of Embark relating to organization and qualification, corporate power and authority, brokers fees, and opinion of financial advisor, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made in all material respects;

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the accuracy of the representations and warranties of Embark relating to capitalization, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made, except for de minimis inaccuracies;

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Embark having performed and complied in all material respects with the obligations required by the merger agreement to be performed or complied with by it on or prior to the closing of the merger;

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the absence of any Company Material Adverse Effect (as defined in the merger agreement) having occurred following the execution of the merger agreement that is continuing; and

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receipt by Applied and Merger Sub of a certificate of an officer of Embark certifying that certain conditions set forth in the merger agreement have been satisfied.

The obligation of Embark to consummate the merger is subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived by Embark:
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the accuracy of the representations and warranties of Applied and Merger Sub in the merger agreement, subject to applicable materiality or other qualifiers, as of the date of the merger agreement, the date of closing of the merger or the date in respect of which such representation or warranty was specifically made;

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Applied and Merger Sub having performed and complied in all material respects with the covenants and obligations required by the merger agreement to be performed or complied with by Applied or Merger Sub on or prior to the closing of the merger; and

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receipt by Embark of a certificate of an officer of Applied and Merger Sub certifying that certain conditions set forth in the merger agreement have been satisfied.

For more information, see the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger.”
Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement and approval of the merger by our stockholders (except as otherwise provided in the merger agreement), in the following ways:
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by mutual written agreement of Embark and Applied;

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by either Embark or Applied if:

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prior to the consummation of the merger, any order issued by any governmental authority of competent jurisdiction is in effect that permanently prohibits, makes illegal or enjoins the consummation of the merger and has become final and non-appealable, except that the right to terminate the merger pursuant to this provision will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the merger agreement) has been a principal cause of, or resulted in, such order (or such order becoming final and non-appealable);

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prior to the consummation of the merger, any law shall have been enacted, entered, enforced or deemed applicable to the merger that permanently prohibits, makes illegal or enjoins the consummation of the merger;

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the merger has not been consummated by 11:59 p.m. (prevailing pacific time) on August 23, 2023, subject to an automatic extension to November 21, 2023, if

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Embark has not filed a definitive proxy statement relating to the special meeting with the SEC on or before June 23, 2023,

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the SEC comments on this preliminary proxy statement, or

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a governmental authority commences a legal proceeding to obtain an order prohibiting the merger, making the merger illegal or enjoining the consummation of the merger (the “outside date termination”); or

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prior to the consummation of the merger, Embark fails to obtain the requisite stockholder approval at the special meeting (or any adjournment or postponement thereof) at which a vote is taken on the merger (the “stockholder vote-down termination”).

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by Embark if:

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subject to a 30-day cure period, Applied or Merger Sub has breached or failed to perform any of their respective representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure would give rise to the failure of relevant conditions to effect the consummation of the merger; or

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prior to Embark’s stockholders’ adoption of the merger agreement and approval of the merger:

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Embark receives a superior proposal,

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the Embark Board authorizes Embark to enter into a definition acquisition agreement to consummate the transaction contemplated by the superior proposal,

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Embark has complied in all material respects with its covenants in Section 5.2 of the merger agreement with respect to such superior proposal, and

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concurrently with the termination of the merger agreement, Embark enters into an acquisition agreement to consummate the transaction contemplated by the superior proposal and pays Applied any termination fees due under the merger agreement.

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by Applied if:

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subject to a 30-day cure period, Embark has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure would give rise to the failure of relevant conditions to effect the consummation of the merger (the “Embark breach termination”);

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the Embark Board changes its recommendation that Embark’s stockholders vote “FOR” the proposal to adopt the merger agreement and approve the merger;

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Embark has committed a willful breach of its non-solicitation or negotiation covenant of the merger agreement; or

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on or prior to August 4, 2023, the District Court presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC enters an order denying Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023.

For more information, see the section of this proxy statement captioned “The Merger Agreement — Termination of the Merger Agreement.”
Termination Fees and Remedies
The merger agreement contains certain termination rights for Embark and Applied as described in the immediately preceding section.
Upon valid termination of the merger agreement under specified circumstances, Embark will be required to pay a termination fee of $3,000,000. Specifically, this termination fee will be payable by Embark to Applied if:
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the merger agreement is validly terminated because of the outside date termination, the stockholder vote-down termination or the Embark breach termination, and prior to such termination, Embark publicly announces or discloses a third-party proposal for an acquisition transaction with Embark, and within one year of the termination of the agreement, either an acquisition transaction is consummated or Embark enters into a definitive agreement for such an acquisition transaction;

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the merger agreement is validly terminated by Applied if the Embark Board has made an Embark Board recommendation change or Embark has committed a willful breach of its non-solicitation or negotiation covenant of the merger agreement; or

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the merger agreement is terminated by Embark to enter into a definitive agreement with respect to a superior proposal.

Upon valid termination of the merger agreement under specified circumstances, Applied will be required to pay a termination fee of $1,000,000. Specifically, this termination fee will be payable by Applied to Embark if the merger agreement is terminated by Applied pursuant to its right to terminate the merger agreement on or prior to August 4, 2023 if the District Court presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC has entered an order denying Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023. For more information, please see the section of this proxy statement captioned “The Merger — Termination Fees and Remedies.”
Delisting and Deregistration of Our Class A Common Stock and Embark Warrants
If the merger is completed, our Class A common stock and the Embark warrants will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. We will no longer be required to file periodic reports, current reports and proxy and information statements with the Securities and Exchange Commission (the “SEC”) on account of our Class A common stock and Embark warrants.

Effect on Embark if the Merger is Not Completed
If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, (i) our stockholders will not receive any payment for their shares of our common stock in connection with the merger, (ii) holders of vested in-the-money Embark options will not receive any payment in respect of such options in connection with the merger, (iii) holders of vested Embark RSUs will not receive any payment in respect of such RSUs in connection with the merger, and (iv) holders of Embark warrants will not receive any payment in respect thereof in connection with the merger. Instead: (1) Embark will remain an independent public company and the Embark Board will continue to evaluate a range of potential strategic alternatives, including, without limitation, exploring alternative uses of our assets to commercialize our technology, additional sources of financing and a potential dissolution or winding up of Embark and liquidation of our assets; (2) our Class A common stock and Embark warrants will continue to be listed and traded on Nasdaq and our Class A common stock will continue to be and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.
Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our Class A common stock may trade, and the price of our Class A common stock may decline significantly.
Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of our common stock. If the merger is not completed, the Embark Board will continue to evaluate and review, among other things, Embark’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, Embark’s business, prospects or results of operations may be adversely impacted.
In certain specified circumstances in which the merger agreement is terminated, Applied has agreed to pay Embark a reverse termination fee. Similarly, in certain specified circumstances in which the merger agreement is terminated, Embark has agreed to pay Applied (or its designee) a termination fee.
No Regulatory Approvals
The consummation of the merger and the other transactions contemplated by the merger agreement are not conditioned upon the receipt of any U.S. federal or state or ex-U.S. regulatory requirements or approvals.
Litigation Relating to the Merger
As of the date of this proxy statement, one complaint has been filed by a purported Embark stockholder against Embark and the members of the Embark Board seeking to enjoin Embark from proceeding with the special meeting and other relief. The complaint asserts claims against the defendants who are members of the Embark Board for breach of fiduciary duties of the Embark Board. Embark believes that the claims are without merit. For a more detailed description of the litigation relating to the merger, see the section of this proxy statement captioned “The Merger — Litigation Relating to the Merger”.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this proxy statement, including the annexes to this proxy statement and the other documents to which we refer in this proxy statement. You may obtain such information without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.”
Q:
Why am I receiving these materials?

A:
On May 25, 2023, Embark entered into the merger agreement. Under the merger agreement, Applied will acquire Embark and our stockholders will be entitled to receive $2.88 in cash for each share of our common stock held by them. In order to complete the merger, the holders of a majority of the voting power represented by our common stock that are outstanding and entitled to vote thereon at the special meeting, voting together as a single class, as of the record date, must vote to approve the adoption of the merger agreement at the special meeting. This approval is a condition to the consummation of the merger. See the section of this proxy statement captioned “The Merger Agreement — Conditions to the Closing of the Merger.” The Embark Board is furnishing this proxy statement and form of proxy card to the holders of shares of our common stock in connection with the solicitation of proxies of our stockholders to be voted at the special meeting.

This proxy statement, which you should read carefully, contains important information about the merger, the merger agreement, the special meeting and the matters to be voted on at the special meeting. The enclosed materials allow you to submit a proxy to vote your shares of our common stock without attending the special meeting and to ensure that your shares of our common stock are represented and voted at the special meeting.
Your vote is very important. Even if you plan to attend the special meeting, we encourage you to submit a proxy as soon as possible.
Q:
What is the merger and what effects will it have on Embark?

A:
The merger is the acquisition of Embark by Applied. If the proposal to adopt the merger agreement is approved by our stockholders and the other closing conditions under the merger agreement are satisfied or waived, Merger Sub will merge with and into Embark, with Embark continuing as the surviving corporation. As a result of the merger, Embark will become a wholly owned subsidiary of Applied, and our Class A common stock and Embark warrants will no longer be publicly traded and will be delisted from Nasdaq. In addition, our Class A common stock and Embark warrants will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive $2.88 in cash (subject to certain exceptions), without interest, and less any applicable withholding taxes, for each share of our common stock that you own, unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL, and certain other conditions under the DGCL are satisfied. For example, if you own 100 shares of our common stock, you will receive $288.00 in cash in exchange for your shares of our common stock, without interest and less any applicable withholding taxes.

Q:
What will happen to Embark equity-based awards?

A:
Generally speaking, Embark options, Embark RSUs and Embark PSUs will be treated as follows:

•
At the effective time of the merger, each vested in-the-money Embark option will be cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such vested in-the-money Embark option multiplied by (2) the excess, if any, of the per share price over the per-share exercise price of such vested in-the-money Embark option, subject to reduction for any applicable withholding or other taxes required by applicable law.

•
At the effective time of the merger, each Embark option that is not a vested in-the-money Embark option will be cancelled for no consideration.

•
At the effective time of the merger, each vested Embark RSU will be cancelled and converted into the right to receive, without interest, an amount in cash equal to (1) the total number of shares of our common stock underlying each such vested Embark RSUs, multiplied by (2) the per share price, subject to reduction for any applicable withholding or other taxes required by applicable law.

•
At the effective time of the merger, each unvested Embark RSU will be cancelled for no consideration.

•
At the effective time of the merger, each Embark PSU that is outstanding will be cancelled for no consideration. No Embark PSUs will vest in connection with the merger.

Q:
What will happen to the Embark warrants?

A:
In connection with execution of the merger agreement, Embark and Continental entered into the warrant amendment. The warrant amendment provides that, upon the completion of the merger, (i) the Warrant Price (as defined in the warrant agreement) will be reduced by an amount equal to the difference between (A) the Warrant Price in effect prior to such reduction minus (B) (I) the per share price minus (II) the Black-Scholes Warrant Value (as defined in the warrant amendment), and (ii) immediately following (and after giving effect to) the reduction of the Warrant Price as set forth in the immediately preceding clause (i) each outstanding Embark warrant will be automatically cancelled with no action required from Embark’s warrant holders and converted into a right to receive an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such warrant multiplied by (2) the excess, if any, of the per share price over the Warrant Price, without interest and subject to any applicable withholding or other similar taxes required by applicable law. For more information, see the section of this proxy statement captioned “The Merger Agreement — Conversion of Shares — Warrants.”

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to vote on the following proposals:

•
Proposal 1:   to adopt the merger agreement and approve the merger, pursuant to which Merger Sub will merge with and into Embark, with Embark continuing as the surviving corporation, and Embark will become a wholly owned subsidiary of Applied, and approve the merger; and

•
Proposal 2:   to approve the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Q:
When and where is the special meeting?

A:
The special meeting will take place on July 17, 2023, at 9:00 a.m., Pacific Time. You may attend the special meeting via a live interactive webcast at www.virtualshareholdermeeting.com/EMBK2023SM. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares).

Q:
Who is entitled to vote at the special meeting?

A:
All of our stockholders as of the close of business on June 20, 2023, which is the record date for the special meeting, are entitled to vote their shares of our common stock at the special meeting.

As of the close of business on the record date, there were 20,020,295 shares of our Class A common stock and 4,353,948 shares of our Class B common stock outstanding and entitled to vote at the special meeting. Each share of our Class A common stock outstanding as of the record date is entitled to one vote per share on each matter properly brought before the special meeting and each share of our Class B common stock outstanding as of the record date is entitled to 10 votes per share on each matter properly brought before the special meeting.

Q:
What vote is required to approve the proposal to adopt the merger agreement and approve the merger?

A:
The affirmative vote of the holders of a majority of the voting power represented by our common stock that are outstanding and entitled to vote thereon at the special meeting, voting together as a single class, is required to adopt the merger agreement and approve the merger.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) attend and vote at the special meeting will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement and approve the merger. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement and approve the merger. Abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement and approve the merger.
Stockholders representing approximately 73 percent of our outstanding voting power based on the number of shares of our common stock outstanding as of May 23, 2023 and as of the record date, have agreed to vote all of their respective shares of our common stock in favor of the adoption of the merger agreement. As of the record date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 7,088,879 shares of our common stock, representing approximately 73 percent of the voting power of the shares of our common stock outstanding as of the record date. Our directors and executive officers have informed us that they intend to vote all of their shares of our common stock: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. All such shares of our common stock held beneficially by the stockholders subject to the voting and support agreements and our directors and officers (and any shares held by our former directors and officers) as of the record date that are voted in favor of the adoption of the merger agreement will be counted for purposes of determining whether the proposal to adopt the merger agreement has been approved. Assuming all such shares of our common stock beneficially held by stockholders subject to the voting and support agreements and our directors and officers as of the record date are voted in favor of the adoption of the merger agreement, Embark will have received the affirmative vote of approximately 73 percent of our outstanding voting power based on the number of shares of our common stock as of the record date in favor of adoption of the merger agreement. For additional information regarding beneficial ownership of our common stock, see the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management.”
Q:
What vote is required to approve the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting?

A:
Approval of the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.

The failure of any stockholder of record to (1) submit a signed proxy card; (2) grant a proxy over the internet or by telephone; or (3) attend and vote at the special meeting will not have any effect on the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except, in all cases, to the extent that such failure affects obtaining a quorum at the meeting. If you hold your shares in “street name,” the failure to instruct your bank, broker or other nominee how to vote your shares will not have any effect on this proposal, except to the extent that such failure affects obtaining a quorum at the meeting. In all cases, abstentions will not have any effect on this proposal.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that we refer to in this proxy statement carefully and consider how the merger affects you. Then, even if you expect to attend the special meeting, please sign, date and return, as promptly as possible, the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience), or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares. Please do not send your stock certificates with your proxy card. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.

Q:
What is the Transaction Committee, and what role did it play in evaluating the merger?

A:
The Embark Board formed the Transaction Committee to (1) consider, evaluate, review and negotiate any potential acquisition and to take such other actions with respect to any acquisition that the Transaction Committee deemed necessary, appropriate or advisable, (2) determine whether any acquisition of Embark is in the best interest of Embark and maximizes value for Embark’s stockholders, and (3) if applicable, recommend to the Embark Board what action, if any, should be taken by Embark with respect to any acquisition of Embark . As more fully described in the section of this proxy statement captioned “The Merger — Recommendation of the Embark Board; Reasons for the Merger,” the Transaction Committee evaluated the merger, including the merger agreement, the voting and support agreements and the transactions contemplated by the merger agreement with the assistance of its financial and legal advisors. At the conclusion of its review, the Transaction Committee, among other things, unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement, (2) approved, adopted and declared advisable the merger agreement and the merger, and (3) recommended that the Embark Board approve and adopt the merger agreement and the merger. The Embark Board, acting upon the recommendation of the Transaction Committee, unanimously: (1) determined that it was in the best interests of Embark and its stockholders to enter into the merger agreement upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement by Embark and the performance by Embark of its covenants and other obligations set forth in the merger agreement.

Q:
How does the Embark Board recommend that I vote?

A:
The Embark Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, (i) our stockholders will not receive any payment for their shares of our common stock in connection with the merger, (ii) holders of vested in-the-money Embark options will not receive any payment in respect of such options in connection with the merger, (iii) holders of vested Embark RSUs will not receive any payment in respect of such RSUs in connection with the merger, and (iv) holders of Embark warrants will not receive any payment in respect thereof in connection with the merger. Instead: (1) Embark will remain an independent public company and the Embark Board will continue to evaluate a range of potential strategic alternatives, including, without limitation, exploring alternative uses of our assets to commercialize our technology, additional sources of financing and a as potential dissolution or winding up of Embark and liquidation of its assets; (2) our Class A common stock and Embark warrants will continue to be listed and traded on Nasdaq and our Class A common stock will continue to be registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.
In specified circumstances in which the merger agreement is terminated, Embark has agreed to pay Applied (or its designee) a termination fee. In specified circumstances in which the merger agreement is terminated, Applied has agreed to pay Embark a reverse termination fee.
For more information, see the section of this proxy statement captioned “The Merger Agreement — Termination Fees and Remedies.”
Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this proxy statement and your proxy card have been sent directly to you by or on behalf of Embark. As a stockholder of record, you may attend the special meeting and vote your shares at the special meeting using the control number on the enclosed proxy card.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of our common stock held in “street name.” If you are a beneficial owner of shares of our common stock held in “street name,” this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the special meeting. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
If my broker holds my shares in “street name,” will my broker automatically vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the special meeting only if you instruct your bank, broker or other nominee how to vote. You will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the special meeting. Without instruction, your shares will not be counted for the purpose of obtaining a quorum or voted on the proposals, which will have the same effect as if you voted “AGAINST” adoption of the merger agreement, but will have no effect on the proposal to approve the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent affecting the obtaining of a quorum at the meeting.

Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your shares of our common stock are registered in your name with Continental, our transfer agent), there are four ways to vote:

•
by signing, dating and returning the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience);

•
by visiting the internet address on your proxy card;

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by calling the toll-free (within the United States or Canada) phone number on your proxy card; or

•
by attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of our common stock and to confirm that your voting instructions have been properly recorded when voting electronically over the internet or by telephone. Although there is no charge for voting your shares, if you vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.

Even if you plan to attend the special meeting, you are strongly encouraged to vote your shares of our common stock by proxy. If you are a stockholder of record or if you provide a “legal proxy” to vote shares that you beneficially own, you may vote your shares of our common stock at the special meeting even if you have previously voted by proxy. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
May I attend the special meeting and vote at the special meeting?

A:
Yes. You may attend the special meeting via a live interactive webcast at www.virtualshareholdermeeting.com/EMBK2023SM. You will be able to listen to the special meeting live and vote online. The special meeting will begin at 9:00 a.m., Pacific Time. Online check-in will begin a few minutes prior to the special meeting. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). As the special meeting is virtual, there will be no physical meeting location.

Even if you plan to attend the special meeting, to ensure that your shares will be represented at the special meeting, we encourage you to promptly sign, date and return the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card). If you attend the special meeting and vote at the special meeting, your vote will revoke any proxy previously submitted.
If, as of the record date, you are a beneficial owner of shares held in “street name,” you may not vote your shares at the special meeting unless you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. Otherwise, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the special meeting without your instructions. Without your instructions, your shares will not be counted for purposes of a quorum or voted at the meeting, which will have the same effect as voting against the adoption of the merger agreement.
Q:
Why did Embark choose to hold a virtual special meeting?

A:
The Embark Board decided to hold the special meeting virtually in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from virtually any location around the world, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. A virtual special meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information, while saving us and our stockholders time and money. We also believe that the online tools that we have selected will increase stockholder communication. We remain very sensitive to concerns that virtual meetings may diminish stockholder voice or reduce accountability. Accordingly, we have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of our common stock. The written document describing the matters to be considered and voted on at the special meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of our common stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the internet in the same manner as if you had signed, dated and returned a proxy card. Alex Rodrigues and Siddhartha Venkatesan, each with full power of substitution and re-substitution, have been designated as proxy holders for the special meeting by the Embark Board.
Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:

•
signing another proxy card with a later date and returning it to us prior to the special meeting;

•
submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you hold your shares of our common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to grant your proxy, the individuals named on the enclosed proxy card, with full power of substitution and re-substitution, will vote your shares in the way that you direct.

If you sign and date your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted as recommended by the Embark Board with respect to each proposal. This means that they will be voted: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.
Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, any holders of physical stock certificates will receive a letter of transmittal containing instructions for how to send your stock certificates to the payment agent in order to receive the appropriate cash payment for the shares of our common stock represented by your stock certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled. Please do not send your stock certificates with your proxy card. If you hold your shares of our common stock in book-entry form, you will not receive a letter of transmittal. Instead, the payment agent will pay you the appropriate portion of the aggregate merger consideration (subject to any applicable withholding taxes) upon receipt of a customary “agent’s message” and any other items specified by the payment agent.

Q:
What happens if I sell or transfer my shares of common stock after the record date but before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the expected effective date of the merger. If you sell or transfer your shares of our common stock after the record date but before the special meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Embark in writing of such special arrangements, you will transfer the right to receive the per share price with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the special meeting. Even if you sell or transfer your shares of our common stock after the record date, we encourage you to sign, date and return the enclosed proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).
Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the internet or by telephone for) each proxy card and voting instruction form that you receive to ensure that all of your shares are voted.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms, if your shares are registered differently or are held in more than one account. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote all voting materials that you receive.
Q:
Where can I find the voting results of the special meeting?

A:
If available, Embark may announce preliminary voting results at the conclusion of the special meeting. Embark intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that Embark files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find More Information.”

Q:
Will I be subject to U.S. federal income tax upon the exchange of common stock for cash pursuant to the merger?

A:
The exchange of our common stock for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require a U.S. Holder to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by such U.S. Holder in the merger and such U.S. Holder’s adjusted tax basis in the shares of our common stock surrendered in the merger.

A Non-U.S. Holder generally will not be subject to U.S. federal income tax with respect to the exchange of our common stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax. The merger could also be a taxable transaction to a Non-U.S. Holder under non-U.S. tax laws applicable to such holder.
You are urged to consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any territory, state, local or non-U.S. tax jurisdiction. This discussion is provided for general information only and does not constitute legal advice to any holder. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.”
Q:
When do you expect the merger to be completed?

A:
We currently expect to complete the merger in the third calendar quarter of 2023. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is consummated and certain conditions set forth in Section 262(g) of the DGCL are satisfied, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the adoption of the merger agreement, (2) continuously hold of record or beneficially own their applicable shares of our common stock through the effective time of the merger, (3) properly demand appraisal of their applicable shares, (4) meet certain statutory requirements as described in this proxy statement and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262. This means that such persons will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in the section of this proxy statement captioned “The Merger — Appraisal Rights,” which description is qualified in its entirety by Section 262 regarding appraisal rights and is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Q:
Do any of Embark’s directors or officers have interests in the merger that may differ from those of Embark stockholders generally?

A:
Yes. In considering the recommendation of the Transaction Committee that the Embark Board approve and adopt the merger agreement and the recommendation of the Embark Board with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders generally. In: (1) evaluating and negotiating the merger agreement; (2) unanimously recommending approving the merger agreement and the merger; and (3) (a) unanimously recommending that the Embark Board approve and adopt the merger agreement, in the case of the Transaction Committee, and (b) that the merger agreement be adopted by our stockholders, in the case of the Embark Board, the Transaction Committee and the Embark Board were each aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this proxy statement captioned “The Merger — Interests of Embark’s Directors and Executive Officers in the Merger.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders may call toll free: (800) 821-8781
Banks and Brokers may call collect: (212) 269-5550
Email: EMBK@dfking.com

FORWARD-LOOKING STATEMENTS
This proxy statement, the documents to which we refer you in this proxy statement and information included in oral statements or other written statements made or to be made by us or on our behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the merger. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “will,” “should,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “intend,” “target,” “possible” and other words of similar import, or the negative versions of such words. Our stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described in this proxy statement, and the following factors:
•
the inability to complete the merger on the terms reflected in the merger agreement, if at all, due to the failure of our stockholders to adopt the merger agreement or the failure to satisfy the other conditions to the completion of the merger;

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the occurrence of any event, change or other circumstances that could result in the merger agreement not being completed in accordance with its terms and the risk that the merger agreement may be terminated in circumstances that require us to pay a termination fee;

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the nature, cost and outcome of any legal proceedings that may be instituted against us and others related to the merger agreement;

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the fact that receipt of the all-cash per share price will be taxable to our stockholders that are treated as U.S. Holders and may be taxable to our stockholders that are treated as Non-U.S. Holders, in certain circumstances;

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the fact that, if the merger is completed, our stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of a strategy to commercialize Embark’s technology as an independent company;

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the possibility that Embark could, following the merger, engage in operational or other changes that could result in meaningful appreciation in its value;

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the possibility that Embark could, at a later date, engage in unspecified transactions, including restructuring efforts, special dividends or the sale of some or all of Embark’s assets to one or more as yet unknown purchasers, that could produce a higher aggregate value than that available to our stockholders in the merger;

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the possibility that if the merger agreement were terminated the Embark Board would decide to liquidate, wind up or dissolve Embark, which process would be subject to uncertainties and the possibility that there may never be a liquidating distribution made to stockholders;

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the fact that under the terms of the merger agreement, Embark is restrained from soliciting other acquisition proposals during the pendency of the merger;

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the amount of the costs, fees, expenses and charges related to the merger agreement or the merger;

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the risk that stockholder litigation in connection with the merger may result in significant costs relating to defense, indemnification and liability that Embark may bear in the event the merger is not consummated;

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the risk that the merger will not be consummated on the terms reflected in the merger agreement in a timely manner or at all, creating potential uncertainty around the transaction and exceeding the expected costs of the merger;

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the risk that our stock price may fluctuate during the pendency of the merger and may decline significantly if the merger is not completed on the terms reflected in the merger agreement, or at all; and

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risks related to obtaining the requisite stockholder approval to the merger.

Consequently, all of the forward-looking statements that we make in this proxy statement are subject to risks including: (1) the information contained under this caption; and (2) information in our most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors,” and information in our consolidated financial statements and notes thereto. For more information, see the section of this proxy captioned “Where You Can Find More Information.” No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.
Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Our stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING
Date, Time and Place
We will hold the special meeting on July 17, 2023, at 9:00 a.m., Pacific Time. You may attend the special meeting via a live interactive webcast at www.virtualshareholdermeeting.com/EMBK2023SM. You will be able to listen to the special meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders and Embark.
Purpose of the Special Meeting
At the special meeting, we will ask stockholders to vote on proposals to (1) adopt the merger agreement and approve the merger; and (2) adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Attending the Special Meeting
The special meeting will begin at 9:00 a.m., Pacific Time. Online check-in will begin a few minutes prior to the special meeting. We encourage you to access the meeting prior to the start time.
As the special meeting is virtual, there will be no physical meeting location. To attend the special meeting, log in at www.virtualshareholdermeeting.com/EMBK2023SM. You will need the control number found on your proxy card or voting instruction form in order to participate in the special meeting (including voting your shares). If you encounter technical difficulties accessing the special meeting or during the special meeting, a support line will be available on the login page of the special meeting website.
Once online access to the special meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the special meeting website. Such questions will be answered during the meeting, subject to time constraints. You will need the control number found on your proxy card or voting instruction form in order to submit questions.
Record Date; Shares Entitled to Vote; Quorum
Only our stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the special meeting. A list of stockholders of record entitled to vote at the special meeting will be available at our corporate offices located at 321 Alabama Street, San Francisco, California 94110, during regular business hours for a period of no less than 10 days before the special meeting and on the virtual meeting website during the special meeting.
As of the record date, there were 20,020,295 shares of our Class A common stock and 4,353,948 shares of our Class B common stock outstanding and entitled to vote at the special meeting. Each share of our Class A common stock outstanding as of the close of business on the record date is entitled to one vote per share on each matter properly submitted for a vote at the special meeting and each share of our Class B common stock outstanding as of the close of business on the record date is entitled to 10 votes per share on each matter properly submitted for a vote at the special meeting.
The holders of a majority of the voting power of our common stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum.
Vote Required; Abstentions and Broker Non-Votes
Approval of the proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the voting power represented by our common stock that are outstanding and entitled to vote thereon at the special meeting, voting together as a single class. Adoption of the merger agreement and approval of the merger by our stockholders is a condition to the closing of the merger.

Approval of the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter.
If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the merger agreement, but such abstention will have no effect on the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.
A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. We do not expect any “broker non-votes” at the special meeting, but if there are any, they will be counted for the purpose of determining whether a quorum is present. If there are broker non-votes, each broker non-vote will count as a vote “AGAINST” the proposal to adopt the merger agreement, but will have no effect on the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Shares Held by Embark’s Directors and Executive Officers
As of the record date, our directors and executive officers that hold shares of our common stock, in each case in their capacities as stockholders of Embark, beneficially owned and are entitled to vote, in the aggregate, 2,734,931 shares of our Class A common stock and 4,353,948 shares of our Class B common stock, representing approximately 73 percent of the voting power of all the issued and outstanding shares of our common stock as of the record date.
Our directors and executive officers have informed us that they intend to vote all of their shares of our common stock: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Certain of these individuals are contractually obligated to vote in favor of the adoption of the merger agreement pursuant to the terms and conditions of certain voting and support agreements entered into as of the date of the merger agreement. For more information, see the section of this proxy statement captioned “The Merger — The Voting and Support Agreements.”
Voting of Proxies
If you are a stockholder of record (that is, your shares are registered in your name with our transfer agent, Continental), you may vote your shares by returning a signed and dated proxy card (a proxy card and a prepaid reply envelope are enclosed for your convenience), or you may vote at the special meeting using the control number located on the enclosed proxy card. Additionally, you may grant a proxy electronically over the internet or by telephone by following the instructions on your proxy card. You must have your proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. The proxy holders will vote your shares according to your direction, based on your proxy cards or internet and telephone proxy.
If you attend the special meeting and wish to vote at the special meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also provide a “legal proxy” from their bank or broker in order to vote at the special meeting. You are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote at the special meeting, your vote will revoke any previously submitted proxy.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the special meeting, be voted at the special meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement and approve the merger at the time of the special meeting.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee. You may also attend the special meeting and vote at the special meeting if you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting. If available from your bank, broker or other nominee, you may vote over the internet or telephone through your bank, broker or other nominee by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank’s, broker’s or other nominee’s voting instruction form; (2) vote over the internet or by telephone through your bank, broker or other nominee; or (3) attend the special meeting and vote at the special meeting with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the merger agreement. It will not, however, have any effect on the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting, except to the extent affecting the obtaining of a quorum at the meeting.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:
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signing another proxy card with a later date and returning it to us prior to the special meeting;

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submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;

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delivering a written notice of revocation to our Corporate Secretary; or

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attending the special meeting and voting at the special meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the special meeting, in the absence of voting at the special meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your shares of our common stock in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you provide a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the special meeting.
Any adjournment, postponement or other delay of the special meeting, including for the purpose of soliciting additional proxies, will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned, postponed or delayed.
The Embark Board’s Recommendation
The Transaction Committee, after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Embark Board; Reasons for the Merger,” unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; and (3) recommended that the Embark Board approve and adopt the merger agreement and the merger.
The Embark Board, upon the unanimous recommendation of the Transaction Committee and after considering various factors described in the section of this proxy statement captioned “The Merger —

Recommendation of the Embark Board; Reasons for the Merger,” has unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement and the performance by Embark of its covenants and other obligations under the merger agreement and the consummation of the merger on the terms and conditions set forth in the merger agreement.
The Embark Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Adjournment
In addition to the proposal to adopt the merger agreement, our stockholders are also being asked to approve a proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. Subject to the limitations on such actions set forth in the merger agreement, the Embark Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders. If the special meeting is adjourned or postponed, our stockholders who have already submitted their proxies will be able to revoke them at any time before they are voted at the special meeting.
Solicitation of Proxies
Embark, on behalf of the Embark Board, is soliciting proxies from Embark’s stockholders for the special meeting. Under applicable SEC rules and regulations, the members of the Embark Board are “participants” with respect to the solicitation of proxies in connection with the special meeting.
The expense of soliciting proxies will be borne by Embark. We have retained D.F. King & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of up to $10,000, plus reasonable out-of-pocket expenses. We will indemnify this firm against losses arising out of its provisions of these services on our behalf. In addition, we may reimburse banks, brokers and other nominees representing beneficial owners of shares of our common stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
We currently expect to complete the merger in the third calendar quarter of 2023. However, the exact timing of completion of the merger, if at all, cannot be predicted because the merger is subject to the closing conditions specified in the merger agreement, many of which are outside of our control.
Appraisal Rights
If the merger is consummated and certain conditions set forth in Section 262(g) of the DGCL are satisfied, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the adoption of the merger agreement, (2) continuously hold of record or own beneficially their applicable shares of our common stock through the effective time of the merger, (3) properly demand appraisal of their applicable shares, (4) meet certain statutory requirements described in this proxy statement and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the merger under Section 262. This means that such persons will be entitled to seek appraisal of their shares by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 could be more than, the same as or less than the value of the consideration that they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.
To exercise appraisal rights, the stockholder of record or the beneficial owner must (1) submit a written demand for appraisal to Embark before the vote is taken on the proposal to adopt the merger agreement; (2) not vote, in person or by proxy, in favor of the proposal to adopt the merger agreement; (3) continue to hold of record or own beneficially the subject shares of our common stock of record through the effective time of the merger; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Embark unless certain conditions set forth in Section 262(g) of the DGCL are satisfied by the persons seeking appraisal. The requirements under Section 262 for exercising appraisal rights are described in further detail in this proxy statement, which description is qualified in its entirety by Section 262, the relevant section of the DGCL regarding appraisal rights. You may find an electronic copy of Section 262 available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In the event of any inconsistency between the information contained in this summary, this proxy statement, or any of the documents incorporated herein or therein by reference and the actual text of Section 262, the actual text of Section 262 controls.
Other Matters
At this time, we know of no other matters to be voted on at the special meeting. If any other matters properly come before the special meeting and you deliver a proxy to us, your shares of our common stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 17, 2023
This proxy statement is available through the SEC’s website at www.sec.gov and on our website located at https://investors.embarktrucks.com/financials-and-filings/sec-filings. The information included on our website is not incorporated herein by reference.
Householding of Special Meeting Materials
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address and last name will receive only one copy of this proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card upon request. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of our disclosure documents, or if you are receiving multiple copies and wish to receive only one copy, please contact us as follows:
Embark Technology, Inc.
Attention: Investor Relations
321 Alabama Street
San Francisco, California 94110
(415) 671-9628
Questions and Additional Information
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of our common stock, please contact our proxy solicitor at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders may call toll free: (800) 821-8781
Banks and Brokers may call collect: (212) 269-5550
Email: EMBK@dfking.com

THE MERGER
The rights and obligations of the parties to the merger agreement are governed by the specific terms and conditions of the merger agreement and not by any summary or other information provided in this proxy statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.
Parties Involved in the Merger
Embark Technology, Inc.
321 Alabama Street
San Francisco, California 94110
(415) 671-9628
Embark develops technologically advanced autonomous driving technology for the truck freight industry designed to interoperate with a broad range of truck OEM platforms, with the intention of forgoing complicated and logistically challenging truck building or hardware manufacturing operations in favor of focusing on a superior driving technology.
Our Class A common stock and warrants to purchase shares of our Class A common stock are listed on the Nasdaq Global Market (“Nasdaq”) under the symbols “EMBK” and “EMBKW,” respectively. Our corporate offices are located at 321 Alabama Street, San Francisco, California 94110, and its telephone number is (415) 671-9628.
Applied Intuition, Inc.
145 E. Dana Street
Mountain View, CA 94041
(650) 385-8897
Applied’s mission is to accelerate the world’s adoption of safe and intelligent machines. The company provides software solutions to safely develop, test, and deploy autonomous systems at scale. Applied’s suite of simulation and data management software, modules, and services enables product and engineering teams to develop all components of an autonomous system, leverage virtual and real-world test methods effectively, and verify and validate their system end-to-end. Headquartered in Silicon Valley with offices in Detroit, Washington, D.C., Munich, Stockholm, Seoul, and Tokyo, Applied consists of software, robotics, and automotive experts with experience from the top global companies. Leading autonomy programs and 17 of the top 20 global automotive OEMs use Applied’s solutions to bring autonomy to market faster.
Applied was incorporated under the laws of the State of Delaware on July 27, 2017. The principal business office of Applied is located at 145 E. Dana Street, Mountain View, CA 94041 and Applied’s telephone number is (650) 385-8897. Applied’s website is https://www.appliedintuition.com/. The content of Applied’s website and information accessible through the website does not form part of this proxy statement.
Azara Merger Sub, Inc.
145 E. Dana Street
Mountain View, CA 94041
Merger Sub is a wholly owned subsidiary of Applied and was formed on May 11, 2023, solely for the purpose of engaging in the transactions contemplated by the merger agreement. Merger Sub has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the merger agreement. Upon completion of the merger, Merger Sub will cease to exist and Embark will continue as the surviving corporation.
Effect of the Merger
Upon the terms and subject to the conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, (1) Merger Sub will merge with and into Embark; (2) the separate existence of Merger Sub will cease; and (3) Embark will continue as the surviving corporation in the merger and a wholly owned subsidiary of Applied.
As a result of the merger, Embark will cease to be a publicly traded company, our Class A common stock and Embark warrants will be delisted from Nasdaq and deregistered under the Exchange Act and Embark will no longer file periodic reports with the SEC. If the merger is completed, you will not own any shares of capital stock of the surviving corporation.
The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as we, Applied and Merger Sub may agree and specify in such certificate of merger).
Effect on Embark if the Merger is Not Completed
If the merger agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, (i) our stockholders will not receive any payment for their shares of our common stock in connection with the merger, (ii) holders of vested in-the-money Embark options will not receive any payment in respect of such options in connection with the merger, (iii) holders of vested Embark RSUs will not receive any payment in respect of such RSUs in connection with the merger, and (iv) holders of Embark warrants will not receive any payment in respect thereof in connection with the merger. Instead, (1) Embark will remain an independent public company and the Embark Board will continue to evaluate a range of potential strategic alternatives, including, without limitation, exploring alternative uses of our assets to commercialize our technology, additional sources of financing and a potential dissolution or winding up of Embark and liquidation of its assets; (2) our Class A common stock and Embark warrants will continue to be listed and traded on Nasdaq and our Class A common stock will continue to be registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (1) our management will continue to operate the business as it is currently being operated; and (2) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which Embark operates and adverse economic conditions.
Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our Class A common stock may trade, and the price of our Class A common stock could decline significantly.
Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of our common stock. If the merger is not completed, the Embark Board will continue to evaluate and review, among other things, Embark’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, Embark’s business, prospects or results of operations may be adversely impacted.
In specified circumstances in which the merger agreement is terminated, Embark has agreed to pay Applied (or its designee) a termination fee. In specified circumstances in which the merger agreement is terminated, Applied has agreed to pay Embark a reverse termination fee.
Per Share Price
Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger:
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each share of our common stock that is (1) held by Embark or any of its subsidiaries; (2) owned by Applied or Merger Sub; or (3) owned by any direct or indirect wholly owned subsidiary of Applied or Merger Sub as of immediately prior to the effective time of the merger will be cancelled and extinguished without any conversion thereof or consideration paid therefor;

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each share of our common stock that is issued and outstanding as of immediately prior to the effective time of the merger (other than the shares identified in the prior bullet) and held by our stockholders who have (1) neither voted in favor of the adoption of the merger agreement and approval of the merger nor consented thereto in writing; and (2) properly and validly exercised their statutory rights of appraisal in respect of such shares in accordance with the DGCL (and have not validly withdrawn or subsequently lost such appraisal rights) will be entitled to the “fair value” of such shares, determined pursuant to an appraisal proceeding contemplated by the DGCL as described in the section of this proxy statement captioned “— Appraisal Rights”;
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each share of our common stock that is outstanding as of immediately prior to the effective time of the merger (other than the shares identified in the prior bullets) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to the per share price, without interest and subject to any applicable withholding taxes thereon and

•
pursuant to the warrant amendment, for each Embark warrant that is outstanding immediately prior to the effective time of the merger, (i) the Warrant Price (as defined in the warrant agreement) will be reduced by an amount equal to the difference between (A) the Warrant Price in effect prior to such reduction minus (B) (I) the per share price minus (II) the Black-Scholes Warrant Value (as defined in the warrant amendment), and (ii) immediately following (and after giving effect to) the reduction of the Warrant Price as set forth in the immediately preceding clause (i) each outstanding Embark warrant will be automatically cancelled with no action required from Embark’s warrant holders and converted into a right to receive an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such warrant multiplied by (2) the excess, if any, of the per share price over the Warrant Price, without interest and subject to any applicable withholding or other similar taxes required by applicable law. For more information, see the section of this proxy statement captioned “The Merger Agreement — Conversion of Shares — Warrants.”

At or prior to the closing of the merger, a sufficient amount of cash will be deposited with Continental as the designated paying agent to pay the aggregate merger consideration payable to our stockholders and warrant holders under the merger agreement. Once a stockholder or warrant holder has provided Continental with his, her or its stock or warrant certificates (or an affidavit of loss in lieu of a stock or warrant certificate) or customary agent’s message with respect to book-entry shares or warrants, appropriate letter of transmittal and other items specified by Continental, then Continental will pay such stockholder or warrant holder the appropriate portion of the aggregate merger consideration payable to such stockholder or warrant holder under the merger agreement (subject to any applicable withholding taxes). For more information, see the section of this proxy statement captioned “The Merger Agreement — Paying Agent, Exchange Fund and Exchange and Payment Procedures.”
After the merger is completed, each of our stockholders will have the right to receive the per share price for each share of our common stock that such stockholder owned, as described in the section of this proxy statement captioned “The Merger Agreement — Conversion of Shares,” but will no longer have any rights as an Embark stockholder (except that our stockholders (including beneficial owners of shares of common stock) who properly and validly exercise and perfect, and do not validly withdraw or subsequently lose, their appraisal rights will have the right to receive payment for the “fair value” of their shares, determined pursuant to an appraisal proceeding contemplated by the DGCL as described in the section of this proxy statement captioned “The Merger — Appraisal Rights”). Further, each of our warrant holders will have the right to receive their allocable portion of the merger consideration in respect of their Embark warrants as described above, but will no longer have any rights as an Embark warrant holder.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. This chronology does not purport to catalog every conversation of or among the Embark Board, the Transaction Committee, Applied’s board of directors, their respective representatives, or other parties.
The Embark Board regularly evaluates Embark’s strategic direction and commercialization plans, including capital raising opportunities to support its commercialization plans, refinements and other modifications to its commercialization strategy (including to identify market segments that Embark could penetrate more readily in the near term), and other strategic alternatives, all with a view towards enhancing stockholder value. As part of this evaluation, the Embark Board and Embark’s management have recognized the various challenges facing the autonomous vehicle trucking industry, including those due to slower-than-anticipated adoption by major original equipment manufacturers and suppliers, investor response to recently achieved commercialization milestones both at Embark and its competitors, which was less positive than anticipated, and overall market conditions, in particular those faced by pre-revenue public companies since early 2022. In light of the foregoing and other factors, in May 2022, the Embark Board began evaluating strategic alternatives, including capital raising and modifications to its commercialization strategy.
On December 9, 2022, the Embark Board met by videoconference to discuss, among other things, the previously identified challenges in both Embark’s base commercialization plan and commercialization alternatives and the Embark Board’s growing concern about the poor capital raising environment combined with Embark’s stock trading below cash on hand, and Embark’s ability to reach commercialization in the current environment. During the meeting, the Embark Board also discussed various strategic alternatives, including a sale of Embark or the potential liquidation of Embark. Following the discussion, the Embark Board directed Alex Rodrigues, the chief executive officer of Embark, to obtain information regarding recent acquisition activity in the autonomous driving industry for the Embark Board’s consideration.
On December 15, 2022, the Embark Board met by videoconference with Embark’s management and legal advisors to discuss the strategic alternatives available to Embark. Mr. Rodrigues reviewed with the Embark Board recent acquisition activity in the autonomous driving industry, as well as information regarding a number of autonomous driving companies that had failed to secure funding or a sale and were forced to shut down and liquidate. Mr. Rodrigues and the Embark Board then discussed the fact that the macroeconomic environment had continued to grow substantially more challenging since the most recent reported transaction, and that speed in executing a sale process would likely be a factor in maximizing value for stockholders. The Embark Board then discussed the benefits of forming a committee of the board to assess a potential strategic transaction, including the ability to efficiently evaluate strategic alternatives and promptly respond to proposals that might be made by third parties. Following discussion, the Embark Board created a committee of the Embark Board to oversee the day-to-day process of pursuing and evaluating potential strategic transactions for Embark (the “Strategy Committee”). The Strategy Committee was comprised of independent directors Tricia Chiodo, Pat Grady and Penelope Herscher. In addition, the Embark Board asked Mr. Rodrigues and the Strategy Committee to assess potential financial advisors that could assist in evaluating Embark’s strategic alternatives.
During the following weeks, in consultation with the Strategy Committee, Embark’s management contacted various investment banks, including Evercore, regarding a potential engagement.
On December 19, 2022, a representative of Party A contacted Mr. Rodrigues to express interest in opportunities for strategic collaboration between Embark and Party A. Subsequent discussions on this topic took place among the chief executive officer, the chief financial officer, and the chief technology officer of Party A, on the one hand, and Mr. Rodrigues and Richard Hawwa, the chief financial officer of Embark, on the other hand, on December 21, 2023 and December 22, 2023.
On December 27, 2022, Mr. Rodrigues provided an update to the Embark Board about the discussions to date with Party A and the Strategy Committee’s progress on evaluating the strategic alternatives available to Embark.
Also on December 27, 2022, Mr. Rodrigues traveled to Party A’s headquarters to meet the chief executive officer and other representatives of Party A in person and discussed a number of topics including Party A’s business and technology and Party A’s interest in further evaluating a strategic transaction with Embark.
Following preliminary discussions with representatives of Evercore, Embark formulated a broader market outreach plan to gauge market interest in a potential strategic transaction with Embark and, on December 28, 2022, Mr. Rodrigues provided the Strategy Committee a proposed outreach plan for consideration and approval and a draft of Evercore’s engagement letter for review. The Strategy Committee approved Embark’s outreach plan on December 28, 2022, following which representatives of Evercore began making inquiries to potential interested parties.
Also on December 28, 2022, Party A made a preliminary set of information requests to Embark for information to assist Party A in evaluating its ability to formulate a proposal for a strategic transaction with Embark.

On December 29, 2022, Embark’s management, representatives of Evercore and the Strategy Committee met to review progress on the strategic alternatives process and the interest received so far. The Strategy Committee recommended that the Embark Board formally engage Evercore as its financial advisor to explore potential strategic alternatives for Embark through a first strategic transaction process that was part of the Embark Board’s overall strategic alternatives evaluation. Subsequently, the Embark Board unanimously approved the engagement of Evercore by written consent. The Evercore engagement letter was executed by Evercore and Embark on December 29, 2022.
Later on December 29, 2022, Party B contacted Mr. Rodrigues and expressed Party B’s interest in engaging in discussions regarding potential opportunities for strategic collaboration between Embark and Party B.
The first strategic transaction process took place between late December 2022 and February 2023, and included significant discussions with Party A and Party B as further described herein. Over the course of this first strategic transaction process, Embark, with the assistance of representatives of Evercore, contacted 45 strategic companies who Embark and Evercore determined were most likely to respond, including Party A and Party B, regarding a potential strategic transaction, and executed mutual nondisclosure agreements, or NDAs, with nine companies, including Party A and Party B, none of which included a standstill provision. In addition, Embark participated in management meetings and provided preliminary due diligence to nine companies, including with Party A and Party B. Embark also gave product demonstrations to three companies, including Party B. Further details regarding Embark’s discussions with Party A and Party B are provided below.
On December 30, 2022, representatives of Party A met with Embark representatives to discuss the preliminary set of information requests made by Party A on December 28, 2023.
On January 3, 2023, Mr. Rodrigues met with representatives of Party B to discuss Embark’s business, the autonomous vehicle trucking industry and Party B’s interest in pursuing a strategic transaction with Embark.
On January 4, 2023, Embark’s management met with representatives of Evercore by videoconference to (1) receive an update on Evercore’s outreach to various parties with respect to a potential strategic transaction, and (2) provide an update to Evercore on the status of Embark’s management’s discussions with Party A and Party B. Later that day, the Strategy Committee met by videoconference to receive an update from Embark’s management on Evercore’s outreach to various parties with respect to a potential strategic transaction, as well as the status of Embark’s management’s and Evercore’s discussions with Party A and Party B. Mr. Rodrigues discussed with the Strategy Committee a proposed time frame for the first strategic transaction process, and indicated that Embark’s management would request all proposals from interested parties to be delivered by the end of January 2023 in order to increase the chance for a competitive bidding environment that would yield superior economic proposals. The Embark Board and management set a goal for the first strategic transaction process to yield a list of potential parties interested in an acquisition or other strategic transaction for review by the Embark Board at its meeting scheduled for February 9, 2023.
On January 5, 2023, Mr. Rodrigues met with representatives of Party A in person to discuss potential synergies between the Embark team and Party A’s team in the event that Party A consummated an acquisition of Embark.
On January 6, 2023, representatives of Evercore had a telephone conversation with Party B and Party B’s financial advisor to discuss the process and timeline for a potential acquisition transaction.
On January 9, 2023, Mr. Rodrigues and a representative of Party A had a telephone conversation in which Party A’s representative previewed its proposal to acquire Embark in a cash transaction for $2.65 per share. Thereafter, Party A delivered to Embark a non-binding proposal for the acquisition of Embark by Party A in a cash transaction for $2.65 per share, which included a provision that certain Embark stockholders holding an aggregate of approximately 30.3% of the outstanding shares of our common stock would agree to exchange all (or substantially all) of their shares of our common stock for Party A stock in the proposed transaction (a “rollover”). In addition, the non-binding proposal stated that the transaction would be funded through debt or equity financing in addition to cash on Party A’s balance sheet. The Party A proposal included Party A’s assumption that the alternative to the Party A transaction was a liquidation of Embark, and the price per share in the proposal was premised on this assumption.
On January 10, 2023, representatives of Evercore and Party A’s financial advisor also held a call to discuss the terms of a Party A’s non-binding proposal.
On January 11, 2023, Mr. Rodrigues met with representatives of Party B at Party B’s offices, and, during these meetings, Party B indicated to Mr. Rodrigues that Party B was interested in executing a strategy involving robotics, transport and logistics, including a potential acquisition of a freight company, and that Party B was considering an acquisition of Embark rather than a minority investment.
On January 12, 2023, the Strategy Committee met by videoconference with Embark’s management and representatives of Evercore to discuss, among other things, Party A’s proposal, Embark’s management’s meetings with Party B, and the status of Evercore’s outreach to other potential strategic transaction partners. The Strategy Committee instructed Evercore to inform Party A that Embark would continue to discuss a potential acquisition but that Party A’s liquidation analysis of Embark, which formed the basis for Party A’s per share price proposal, was inappropriate and materially inaccurate, and the Embark Board was interested in an all-cash transaction in which all Embark stockholders would receive the same form of consideration. In addition, the Strategy Committee encouraged Embark’s management to (1) continue to take meetings with Party B and expedite the process as much as possible to meet the timeline for the first transaction process discussed at prior Strategy Committee meetings and (2) continue to take management meetings with any other interested third parties through the end of January 2023. Shortly thereafter, Evercore provided the Strategy Committee’s feedback to Party A.
On January 16, 2023, Party B provided a preliminary due diligence request list to Embark in advance of the January 18, 2023 meeting.
On January 17, 2023, representatives of Evercore had a telephone conversation with a representative of Party A’s financial advisor to further discuss Party A’s non-binding proposal.
On January 18, 2023, the Embark Board met by videoconference with Embark’s management and legal advisors, and representatives of Evercore to receive an update on the first strategic transaction process. The Embark Board discussed the status of the process, including Party A’s non-binding proposal and the status of Embark’s discussions with other potential transaction counterparties. In addition, the Embark Board discussed the criteria to be used to evaluate potential proposals with Embark’s legal advisors, including both price and certainty of closing. Following discussion, the Embark Board agreed to target a proposed end date for the first strategic transaction process of February 9, 2023, but acknowledged that this date could move as necessary to accommodate serious potential strategic partners.
In addition, on January 18, 2023, Evercore facilitated in-person meetings between Party B’s management and deal teams and Embark’s management team at Embark’s headquarters for an extensive discussion of the information requested in Party B’s due diligence requests, which covered Embark’s current business, financial condition and operations, the competitive dynamics in Embark’s industry and the regulatory environment for autonomous driving amongst other topics. Embark’s management also provided Party B’s representatives with an on-road demonstration of Embark’s autonomous driving technology.
On January 21, 2023, representatives of Embark and Party B held a follow-on due diligence session by videoconference to discuss additional information regarding Embark’s product roadmap and truck testing operations requested during the diligence meeting on January 18, 2023.
From January 21, 2023, through January 26, 2023, Embark’s and Party A’s management and representatives of Evercore held several discussions regarding the preliminary terms of a potential transaction, including Embark’s view of certain of Party A’s assumptions regarding Embark’s assets and liabilities that factored into the price offered by Party A in its non-binding proposal and the fact that the proposed equity rollover would not be acceptable. Embark communicated to Party A that it would need to improve the proposed per share price to remain in the process.
On January 25, 2023, the Strategy Committee met by videoconference with Embark’s management and representatives of Evercore to receive an update on the strategic alternative process. Mr. Rodrigues described his further discussions with Party A regarding its liquidation analysis of Embark and the structure of the proposed transaction. Evercore presented certain updates that Party A had made to its liquidation analysis which included certain revisions reflecting input from Embark’s management. Evercore then provided a status update on discussions with Party B, including Party B’s indication to Evercore that it remained interested in a potential transaction and that Embark would receive further input from Party B by approximately January 31, 2023. Evercore then reviewed the status of Evercore’s outreach to other potential strategic partners. The Strategy Committee then discussed the Party A proposal, including, among other things, the apparent limited ability of Party A to increase the per share price due to financing constraints and the legal and economic implications of the rollover condition. The Strategy Committee then instructed Evercore and Embark’s management to continue to provide information to Party A with the goal of improving Party A’s offer, and to work to keep Party A as an interested bidder to maintain competitive tension in the first transaction process by refraining from any hard line negotiating positions until Embark had received input from other third parties, particularly Party B.
On January 26, 2023, Mr. Rodrigues and representatives of Evercore met with Party A to discuss the terms of Party A’s proposal and encouraged Party A to increase its proposed per share price and reconsider the rollover requirement.
On January 27, 2023, Embark received a revised non-binding proposal from Party A proposing a revised price of $2.80 per share, and reconfirming that the proposal was conditioned upon certain Embark stockholders holding approximately 30.3% of the outstanding our common stock agreeing to a rollover as a critical component of the transaction. Thereafter, Mr. Rodrigues held a videoconference with the chief executive officer of Party A to discuss the terms of the revised proposal including a discussion of the adjustments Party A had made in the financial model supporting its proposal in response to the additional information provided by Embark. On the same day, Party B’s financial advisor contacted Evercore to provide an update on its views on a potential transaction between Party B and Embark.
On January 31, 2023, Embark received a non-binding proposal from Party B proposing the acquisition of Embark by Party B in an all-cash transaction for $4.50 per share, which implied Embark’s equity value to be approximately $113 million (based on Party B’s estimate of Embark’s outstanding equity), and included a summary of the anticipated closing conditions, including the requirement that certain key employees accept continued employment with Party B following the closing, and confirmation that there would be no financing closing condition. In addition, the non-binding proposal included a request for a 30-day exclusivity period and was subject to confirmatory due diligence.
On February 1, 2023, the Strategy Committee met by videoconference with Embark’s management and representatives of Evercore to discuss, among other things, the revised proposal of Party A and the proposal of Party B, as well as the status of Evercore’s outreach to other potential strategic partners. The Strategy Committee determined that Party A’s proposal was not competitive and that, given Party A’s financing constraints, was unlikely to become competitive, and instructed Evercore to negotiate with Party B to improve its offer in light of Embark’s available cash on hand and the current public trading price of Embark stock. In addition, the Strategy Committee directed Evercore to refrain from declining Party A’s proposal until Party B had had an opportunity to improve its proposal.
On February 3, 2023, a representative of Party B contacted Mr. Rodrigues and proposed increasing its offer to a $5.88 per share price. Mr. Rodrigues presented a counter proposal to further increase the offer to a $6.00 per share price. The representative of Party B noted that he was only authorized to negotiate up to a $5.88 per share price, but tentatively assented to a $6.00 per share price, pending confirmation from senior leadership at Party B. Party B representatives initially provided a revised non-binding proposal at a $5.88 per share price and, following internal confirmation, agreed in writing to update the proposed per share purchase price to $6.00 per share.
Also on February 3, 2023, the Embark Board met by videoconference with Embark’s management and representatives from Evercore and Embark’s legal advisors. The Embark Board was apprised of the discussions with Party B and the revised $6.00 per share price. The Embark Board discussed Embark’s alternatives to the proposed Party B transaction and concluded that the Party B proposal was the strongest option out of the proposals made in the first transaction process to date and authorized Embark’s management to continue negotiation with Party B and engage in confirmatory due diligence based on the $6.00 per share price.

On February 4, 2023, Embark provided Party B’s outside law firm with a draft of a merger agreement for review in connection with the proposed acquisition transaction.
On February 5, 2023, Embark, Party B, and their respective legal and financial advisors held an organizational call to discuss the process for negotiating a definitive agreement. Later that day, Embark notified Party A that its indication of interest was not competitive and terminated discussions.
From February 6, 2023 through February 19, 2023, Embark and Party B negotiated the terms of a proposed merger agreement and engaged in a due diligence review of Embark, including a third-party litigation and financial review, with the goal of executing a definitive agreement on February 20, 2023.
On February 9, 2023, the Embark Board met by videoconference with Embark’s management and legal advisors, and representatives of Evercore to, among other things, review the status of the strategic alternative process, including the status of negotiations with Party B and the proposed terms for the negotiated definitive agreement. The Embark Board also discussed other strategic alternatives, including alternative markets for commercialization.
On February 15, 2023, the Embark Board met by videoconference with Embark’s management, and legal advisors, as well as representatives of Evercore to, among other things, review the status of the first strategic transaction process, including the status of negotiations with Party B, and discuss the fiduciary duties of the Embark Board in connection with a proposed acquisition transaction.
On February 17, 2023, the Embark Board met by videoconference with Embark’s management and its legal advisors, as well as representatives of Evercore. Embark’s legal advisor again reviewed the Embark Board’s fiduciary duties in connection with the proposed acquisition. Representatives of Evercore reviewed the first transaction process, the extent of the outreach and discussions, that the process had yielded only one other offer, the offer from Party A, and the progression of the Party B negotiations, which included two upward increases in price to reach the current price of $6.00 per share. Evercore then reviewed with the Embark Board its preliminary valuation analysis with respect to the proposed price of $6.00 per share of our common stock in the proposed transaction with Party B.
On February 19, 2023, Party B’s legal advisors contacted Embark’s legal advisors and, citing Party B’s uncertainty with respect to certain regulatory and litigation risks, stated that Party B was terminating its discussions with respect to its acquisition proposal. Mr. Rodrigues then contacted a representative of Party B who confirmed that Party B was terminating its discussions with respect to its acquisition proposal.
On February 21, 2023, the Embark Board met by videoconference with Embark’s management and legal advisors and representatives of Evercore. Mr. Rodrigues updated the Embark Board on Party B’s decision to terminate discussions regarding its acquisition proposal and discussed the reasons Party B articulated for the termination, including regulatory concerns and concerns about the pending securities litigation against Embark. Mr. Rodrigues then reviewed Embark’s cash position and, assuming the continued inability of Embark to secure a strategic transaction, the options available to Embark, which included: (1) continued stand-alone operations in an effort to achieve commercialization of Embark’s product, either on-highway under its business plan or in the alternative markets evaluated by Embark during the strategic alternatives process or (2) a winddown of Embark followed by Embark’s dissolution. Mr. Rodrigues and the Embark Board discussed, among other things, Embark’s findings with respect to the alternative paths to commercialization it had evaluated, including its assessment of addressable markets and likelihood of achieving cash flow break even on a reasonable timeframe, Embark’s cash position and the significant amount of capital Embark would need to raise to achieve commercialization in any market, and the particular difficulties of scaling back its commercialization goals as a publicly traded company. In addition, Mr. Rodrigues presented Embark management’s preliminary internal liquidation assessment. Following the discussion, the Embark Board instructed Embark’s management to prepare a presentation for the Embark Board regarding steps that Embark could take to pursue an on-highway commercialization plan with a reduction in operating expenses using Embark’s remaining cash on hand.
On February 26, 2023, the Embark Board met by videoconference with Embark’s management and legal advisors to further discuss alternative paths to commercialization using Embark’s current technology and available resources. The Embark Board discussed the importance of preserving cash on hand and directed management to develop a restructuring plan for consideration by the Embark Board.

On March 1, 2023, the Embark Board met by videoconference with Embark’s management and legal advisors to review Embark’s alternatives in light of the termination of discussions with Party B, the continued challenges with fundraising in the current macroeconomic environment and Embark’s lack of a clear path to commercialization with its current cash on hand. The Embark Board discussed the likelihood that, if Embark was unable to execute or identify strategic alternatives, its liquidity would be negatively impacted and would, eventually, not be sufficient to fund Embark’s operations. The Embark Board then directed Embark’s management to renew the search for potential strategic alternatives, including alternative uses of the Company’s assets to commercialize its technology, additional sources of financing, as well as potential dissolution or winding up of the Company and liquidation of its assets. In addition, after considering the results of the first strategic transaction process, Embark’s current cash on hand and the significant cost of ongoing operations the Embark Board approved a restructuring plan to reduce operating costs, including a significant reduction in force, with the goal of protecting shareholder value during the pendency of the evaluation.
On March 3, 2023, Embark announced the restructuring plan after an extensive review of its organization and programs and in response to the current ongoing market headwinds. In connection with this restructuring plan, Embark reduced its workforce by approximately 230 employees, which, at the time, represented approximately 70% of its headcount, retaining the core engineering team which would be critical to maximizing stockholder value when evaluating strategic alternatives.
Following its public announcement of the reduction in workforce on March 3, 2023, Embark received unsolicited inbound inquiries from 18 companies, including an inquiry from Applied, regarding interest in a wide range of potential transactions, ranging from the purchase of a portion of the assets of Embark to a merger transaction.
During March 2023, at the direction of the Embark Board, Embark commenced a second transaction process during which representatives of Evercore contacted 40 companies who Embark and Evercore determined were the most likely prospects to ascertain their level of interest in a proposed strategic transaction, including Party A, Party B, Applied and 12 other parties that Embark had previously reached out to. During this second phase of outreach, the Embark Board instructed Evercore to inform parties that the Embark Board would consider a range of strategic transactions, though it was most interested in acquisition transactions for all of Embark’s outstanding equity. During this phase, Embark executed NDAs with an additional 11 companies, none of which included a standstill provision. Of the 20 companies under NDA, Evercore provided access to Embark’s virtual data room to 14 companies (including Applied) for purposes of conducting a due diligence review of Embark. In addition, Embark engaged in management meetings with five companies, and conducted product demonstrations for two companies, specifically Applied and Party D.
On March 5, 2023, a representative of Party D contacted Mr. Rodrigues to discuss opportunities to work together following Embark’s restructuring announcement.
On March 6, 2023, management of Embark and Applied held preliminary discussions regarding Applied’s interest in a proposed strategic transaction. Following these discussions, Mr. Rodrigues directed Evercore to engage with Applied with respect to the second transaction process.
On March 7, 2023, Mr. Rodrigues held a telephonic meeting with a representative of Party D who asked about Embark’s openness to various kinds of strategic transactions. Mr. Rodrigues agreed to follow-up with Party D after getting input from Embark’s Board.
On March 7, 2023, the Embark Board met by videoconference with Embark’s management and its outside corporate counsel and representatives of Evercore during its regularly scheduled quarterly Board meeting. As part of its review of strategic alternatives, the Embark Board reviewed a presentation given by legal counsel regarding the dissolution process in the State of Delaware and discussed the logistical steps that would be required to dissolve Embark, including the possibility of retaining a third-party consulting firm to assist in the liquidation, the calculation and setting of a reserve for potential creditors and claimants, the anticipated timeline for such a process, and the Board’s fiduciary duties in the context of this process. Following this presentation, Embark’s management discussed the inbound inquiries received since Embark’s public announcement of its reduction in force and discussed creating a special committee comprised of the independent, non-management directors on the Embark Board to review and evaluate the strategic transaction alternatives available to Embark. In addition, the Embark Board discussed projects that could be undertaken to make its technology easier to integrate and thus more attractive for potential acquirers interested in acquiring a subset of Embark’s technology assets. The Embark Board directed Embark’s management team to begin such work.
On March 8, 2023, Embark and Applied executed an NDA.
On March 9, 2023, representatives of Evercore held a videoconference with Party A’s financial advisor to provide an update on Embark and its renewed process to identify a strategic transaction, and to inquire if Party A would be interested in pursuing a transaction with Embark.
Also on March 9, 2023, the independent, non-management members of the Embark Board met by videoconference to review the status of Embark’s strategic alternatives process, including the first and second transaction processes. The non-management directors further discussed the appropriate ways to ensure the Embark Board’s fiduciary duties were properly met and the role of non-management directors in connection with Embark’s evaluation of strategic alternatives. The non-management directors discussed the formation of an independent committee of the Embark Board and the appropriate scope of such a committee’s authority. Representatives of Wilson Sonsini Goodrich & Rosati, Professional Corporation (“Wilson Sonsini”) were present and advised the non-management board members during this discussion.
On March 13, 2023, representatives of Evercore contacted Party B’s financial advisor to inquire if Party B would be interested in re-engaging with Embark in connection with its renewed process. Thereafter, Party B’s financial advisor contacted Evercore and confirmed that Party B was not interested in re-engaging with Embark.
On March 14, 2023, Mr. Hawwa held a telephonic meeting with Kevin Chu, the Head of Corporate Development of Applied, to discuss Applied’s interest in a proposed transaction, areas of diligence and next steps. Following the call, Applied was provided access to Embark’s virtual data room for purposes of Applied’s due diligence review of Embark.
On March 14, 2023, the Embark Board met by videoconference with Embark’s management, representatives of Wilson Sonsini and representatives of Evercore to further discuss the status of the second transaction process. The Embark Board again discussed the formation of a committee of independent, non-employee directors, which is referred to as the Transaction Committee in this proxy statement, to independently review and evaluate potential offers for a potential sale of Embark or of all or substantially all of Embark’s assets in furtherance of Embark’s Board’s review of strategic alternatives. Following such discussion, the Embark Board approved the formation of the Transaction Committee, which consisted of Ms. Herscher (as chair), Mr. Grady, Elaine Chao, Ian Robertson, and Ms. Chiodo, and delegated to the Committee the full power and authority of the Board, to the maximum extent permitted by applicable law, to (1) consider, evaluate, review, and negotiate, any potential sale of the Company or of all or substantially all of the Company’s assets, collectively referred to as an Acquisition, and to take such other actions with respect to any Acquisition as the Committee may deem necessary, appropriate, or advisable; (2) determine whether any Acquisition is in the best interests of the Company and maximizes value for stockholders; and (3) if applicable, recommend to the Embark Board what action, if any, should be taken by Embark with respect to any Acquisition. The Embark Board further resolved that the Embark Board would not effectuate any acquisition or other alternative transaction unless and until the Transaction Committee determined that there was no acquisition available to Embark that offered greater value to the Embark stockholder. Following the resolution approving the formation of the Transaction Committee, Evercore presented an update on its outreach campaign and outlined its strategy for soliciting indications of interest.
On March 14, 2023, the Transaction Committee met by videoconference to further discuss the second transaction process with representatives of Wilson Sonsini. The Transaction Committee discussed the Transaction Committee’s fiduciary duties and approaches to resolving any conflicts of interest that may surface during the second transaction process. The Transaction Committee also discussed approaches to ensuring value maximization for stockholders in connection with any strategic transaction considered during the second transaction process. After discussing the role of Evercore in the second transaction process, the Transaction Committee concluded that retaining Evercore as the Transaction Committee’s financial advisor was in the Company’s best interest in light of Evercore’s market experience and familiarity with Embark, amongst other factors, and authorized Ms. Herscher, as chair of the Transaction Committee, to engage Evercore for the second transaction process and Wilson Sonsini as legal advisors of the Transaction Committee. Later that day, Evercore and Embark amended the December 29, 2022, engagement letter between Evercore and Embark to provide that Evercore would act as financial advisor to the Transaction Committee.
On March 15, 2023, representatives of Evercore had a telephone conversation with Mr. Chu to discuss a potential strategic transaction with Embark.
On March 17, 2023, Embark representatives gave a presentation to Applied representatives on the capabilities of certain aspects of Embark’s technology including a demonstration of certain features.
Also on March 17, 2023, Mr. Rodrigues met with a representative of Party D at Embark’s offices, where the parties discussed Embark’s technology and assets, synergies between the two companies, and potential alternative avenues of research or commercialization.
From March 17, 2023, through March 20, 2023, representatives of Evercore delivered process letters to the 14 companies that had been granted access to the virtual data room, stating that initial indications of interest in a proposed strategic transaction should be delivered to Evercore by March 23, 2023.
On March 20, 2023, representatives of Evercore had a telephonic meeting with Party A’s financial advisor to follow up on its March 9, 2023, outreach and ascertain Party A’s interest in a transaction with Embark. Party A’s financial advisor indicated that Party A was continuing to review the opportunity with its financial advisor in advance of the March 23, 2023, date for submitting indications of interest to Embark.
On March 22, 2023, Embark hosted a truck demonstration for Applied at Embark’s Oakland, California location, after which Embark’s management delivered a management presentation to representatives of Applied, including Peter Ludwig, Applied’s chief technology officer, which included an overview of Embark’s assets, operations, financial condition and technology.
Also on March 22, 2023, Embark hosted a truck demonstration for Party D at Embark’s Oakland, California location, after which Embark’s management delivered a management presentation to representatives of Party D. Throughout the second transaction process, Embark conducted five management presentations, including the management presentations to Applied and Party D.
On March 22, 2023, Embark received a non-binding proposal from Party C proposing a reverse merger of the two entities in an all-stock transaction. Party C’s proposal contemplated an ownership split of 49% of the post-closing combined company for Embark’s equity holders and 51% for Party C’s equity holders. Party C’s proposal asserted that this ownership split was derived by valuing Embark’s equity at $125 million. Party C also proposed that the board representation and governance of the combined company would be mutually agreed and be customary for a reverse merger with the proposed equity split. The Party C proposal did not provide the basis for the current valuation of Party C stock and Embark was unable to ascertain any basis for this valuation due to the fact that Party C was a privately held company with no material public funding history. Prior to this Embark’s management had not engaged with Party C as part of either the first strategic transaction process or the second strategic transaction process. Following Party C’s outreach, Evercore engaged with representatives of Party C on behalf of the Transaction Committee to further discuss and diligence their offer.
On March 23, 2023, Embark received a revised non-binding proposal from Party A proposing the acquisition of Embark by Party A in an all-cash transaction for $1.00 per share, which implied Embark’s equity value to be approximately $26.4 million, based on Party A’s estimate of Embark’s outstanding equity.
Also on March 23, 2023, Embark received a non-binding proposal from Party D proposing a reverse merger of the two entities in an all-stock transaction. Party D’s proposal proposed that Embark’s equity value be $100 million, and Party D’s equity value would be $300 million, resulting in an ownership split of 25% of the post-closing combined company for Embark’s equity holders and 75% for Party D’s equity holders. The non-binding proposal indicated that Party D did not intend to retain all of Embark’s employees, but did indicate that it would like Mr. Rodrigues to remain as the chief executive officer of the combined company and Brandon Moak to remain as the chief technology officer of the combined company. The Party D proposal provided a speculative basis for the current valuation of Party D stock based on Party D’s assessment of the revenue and enterprise value of an acquisition it intended to pursue in the future, and Embark could not reasonably ascertain or verify the basis for this valuation.
Also on March 23, 2023, representatives of Embark and Applied held a telephonic due diligence call.
On March 24, 2023, the Transaction Committee met by videoconference with Embark’s management, representatives of Wilson Sonsini and representatives of Evercore to discuss developments related to Embark’s second transaction process, inquiries for a potential strategic transaction that Embark had received to date, Embark’s current cash position and potential liabilities, the consideration available to Embark’s stockholders under the available alternatives, and whether initiating a dissolution process might be advisable and in the best interests of Embark and its stockholders. The Transaction Committee also discussed the proposals issued by Party C and Party D and concluded that in both cases (1) the combined company would continue to generate ongoing losses, (2) Embark was contributing a majority of the cash while receiving a minority of the ownership and (3) the ultimate equity value of the combined entity was highly uncertain. The Transaction Committee determined to engage SierraConstellation Partners LLC (“Sierra”), a turnaround and restructuring advisory firm, as a financial advisor to advise the Transaction Committee as it evaluated the second transaction process offers in comparison to Embark’s other available strategic alternatives, including dissolution.
On March 24, 2023, representatives of Evercore, at the direction of the Transaction Committee, contacted Applied and encouraged Applied to provide an indication of interest. In addition, Embark entered into an exclusive asset disposition agreement with Silicon Valley Disposal for purposes of liquidating certain of Embark’s equipment and fleet vehicles.
On March 28, 2023, Embark filed its annual report on Form 10-K for the year ended December 31, 2022 with the SEC, in which Embark’s external auditors included a “going concern” qualification in their opinion on Embark’s 2022 audited financial statements. On March 28, 2023, Embark received a non-binding proposal from Applied proposing the acquisition of 100% of Embark’s equity by Applied in an all-cash transaction for approximately $55.9 million or $2.12 per share, which implied Embark’s equity value to be approximately $55.9 million (based on Applied’s estimate of Embark’s outstanding share number Embark provided to Applied). The non-binding proposal was based on certain assumptions made by Applied with respect to Embark’s assets and liabilities in connection with determining the per share price, as well as a condition to completion of the transaction that certain to-be-determined key employees would accept employment with Applied following the closing. The proposal provided that the proposed transaction would be funded 100% with cash on Applied’s balance sheet and would not be subject to a financing condition. In addition, the proposal included a 30 day exclusivity period, after which exclusivity would be automatically extended until Embark provided notice of termination of exclusivity. Applied’s proposal also contemplated an “asset transaction” as an alternative to its acquisition proposal, in which Applied would purchase certain Embark assets for $212,000 and assume the liabilities related to such assets.
On March 29, 2023, the Transaction Committee met by videoconference with Embark’s management, representatives of Wilson Sonsini and representatives of Evercore to discuss the status of Embark’s strategic review process. Evercore presented to the Transaction Committee the four leading merger candidates that had emerged: Party A, Party C, Party D and Applied, each of which had submitted a non-binding proposal for the acquisition of Embark. As part of such review, the Transaction Committee discussed the terms of each of the indications of interest, including the characteristics of each proposal, the likelihood of consummating each proposal, the value and certainty of value offered by the proposals, including as compared to a dissolution of Embark, and the benefits and considerations associated with each proposal. The Transaction Committee discussed the terms and conditions of Applied’s proposal and timing considerations in connection with a potential transaction with Applied, and determined that it needed more information to evaluate Applied’s proposal, including, among other things, Applied’s cost assumptions and valuation of Embark. The Transaction Committee then directed Evercore to communicate with Applied to clarify such information and report back to the Transaction Committee. Finally, the Transaction Committee discussed alternatives to a potential strategic transaction, including the possible dissolution of Embark or the possibility of raising funds in a fundraising transaction. The Transaction Committee also discussed Embark’s current cash runway, liquidity profile, the status of the Company’s employee base and the timing for a potential transaction.

Later on March 29, 2023, the Transaction Committee, on behalf of Embark, entered into a letter agreement with Sierra, which provided that, among other things, Sierra would assist management in preparing a liquidation analysis (1) to assist the Transaction Committee in evaluating the fairness of a proposed transaction with Applied and (2) if required, in connection with the winding-up and dissolution of Embark. From the date of the engagement letter through May 24, 2023, representatives of Sierra and members of Embark’s management held videoconferences and had regular communications, and Sierra requested and received information from Embark’s management necessary to prepare the liquidation analysis for use by the Transaction Committee and the Embark Board. Over the course of the engagement Sierra provided multiple preliminary liquidation analyses, each based on the most up to date information available at various times, to assist the Transaction Committee in evaluating Embark’s strategic alternatives.
On March 30, 2023, a representative of Party C notified Evercore that Party C was focusing on a different opportunity.
On April 3, 2023, Embark received a revised non-binding proposal from Applied proposing the acquisition of Embark by Applied in an all-cash transaction for approximately $55.9 million equity value or $2.25 per share, which implied Embark’s equity value to be approximately $55.9 million and reflecting updated new information provided to Applied regarding the number of shares of our common stock that were outstanding. In addition to the increased per share price, the non-binding proposal was revised to remove the key employee closing condition and to provide that Embark would facilitate Applied’s discussions with, and assist in the retention of, Embark’s key employees. In addition, the proposed exclusivity period was revised to be 15 days, after which it would be automatically extended until Embark provided notice of termination of exclusivity.
On April 5, 2023, the Transaction Committee met by videoconference with Embark’s management, representatives of Wilson Sonsini and representatives of Evercore. The Transaction Committee first discussed with representatives of Embark’s litigation counsel and representatives of Wilson Sonsini (1) the status of Embark’s ongoing securities litigation captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC (the “Hardy Litigation”) and (2) the potential litigation risks associated with a winding down and liquidation of Embark. The Transaction Committee then discussed the current status of Embark’s second strategic transaction process including the revised proposal received from Applied and the distinctions between the original offer and the revised offer, Applied’s request for exclusivity and the terms and conditions of each other proposal that Embark had received to date and the benefits and considerations associated with each such proposal, with the Transaction Committee concluding that Applied’s proposal offered the most value and certainty for Embark stockholders. At the request of the Transaction Committee, representatives from Sierra presented the Transaction Committee with their preliminary views regarding the value of Embark’s assets and liabilities, the potential size and timing of distributions that holders of our common stock could receive in a liquidation scenario, Embark’s current cash position, and potential next steps should Embark determine to proceed with a dissolution and winding up of Embark. Finally, the Transaction Committee discussed with representatives of Wilson Sonsini the judicial standards of review under Delaware law and the legal considerations relevant to how the Embark directors should evaluate and compare various alternatives available to Embark. The Transaction Committee also discussed with representatives of Wilson Sonsini the dissolution process under Delaware law, considerations when making provisions for creditors, and the possible timeline for a dissolution and winding-up process.
On April 6, 2023, the Transaction Committee again met by videoconference with Embark’s management, representatives of Wilson Sonsini and representatives of Evercore to discuss the status of Embark’s strategic review process. At the request of the Transaction Committee, Embark’s management team provided its perspective on the state of Embark’s employee base, Embark’s strategic alternatives review process, and the approach that Applied had proposed to take with respect to Embark’s employees. The Transaction Committee then solicited Evercore’s view with respect to the terms and conditions of the Applied offer and discussed the Transaction Committee’s uncertainty, based on the lack of progress in negotiations, as to whether Applied was committed to the proposed transaction. Following such discussion, the Transaction Committee then requested input from Embark’s management team on a possible dissolution of Embark, including with respect to the size and nature of the employee base that would be required to conduct an orderly wind-down. The Transaction Committee discussed with Evercore and Sierra the terms and conditions of the Applied offer and a potential dissolution of Embark, including with respect to Embark’s liabilities and reserves that Embark would need to make for creditors, the timing and uncertainties of a dissolution process and the size and timing of potential distributions to stockholders. The Transaction Committee concluded that it would be advisable to pursue discussions with Applied, while also preparing for the possibility of a dissolution of Embark, and authorized Embark’s management to prepare a counterproposal to Applied’s revised proposal consistent with the Transaction Committee’s discussions.
On April 6, 2023, Embark and the plaintiffs in the Hardy Litigation entered into a memorandum of understanding to settle the legal proceeding.
On April 7, 2023, at the direction of Embark’s management, representatives of Evercore reached out to Party B to inform them of the Hardy settlement, given litigation risk was one of the reasons that it had previously terminated discussions of an acquisition. Evercore asked whether Party B would be interested in re-engaging in acquisition discussions. Shortly thereafter, Party B stated it was not interested in continuing discussions.
On April 9, 2023, Ms. Herscher, Mr. Rodrigues and representatives of Evercore held a telephonic conversation with Qasar Younis, the chief executive officer of Applied and Mr. Chu, to obtain Applied’s assurances that it was committed to completing the proposed acquisition with Embark, and Mr. Younis provided such assurances. Following this, Embark delivered a counter-proposal to Applied which, among other things, provided for greater certainty of completing a proposed transaction through the removal of certain proposed closing conditions and clarified the potential categories of assets and liabilities that the parties would review during diligence to adjust the final per share price.
On April 10, 2023, Mr. Rodrigues and Mr. Moak met with Mr. Younis, Mr. Ludwig and Mr. Chu to discuss whether Applied was interested in certain major fixed assets which Embark was contemplating selling, and the appropriate timing of the contemplated sales given the ongoing negotiations.
On April 11, 2023, Embark received a revised letter of intent from Applied, which did not change the equity value or per share price and included, among other things, additional closing conditions to the transaction as well as Applied’s view of which increases in asset value and reductions of liabilities would be taken into consideration for purposes of determining the per share price prior to the execution of a definitive agreement.
On April 11, 2023, the Embark Board met by video conference with Embark’s management, representatives of Wilson Sonsini and financial representatives present. The Embark Board then reviewed Applied’s revised proposal and the absence of any proposals competitive with Applied’s proposal, and discussed the need to secure the highest value possible for Embark stockholders as well as certainty that the transaction would close. In addition, the Embark Board discussed certain aspects of the revised Applied proposal, and directed Embark’s management to further negotiate and finalize the letter of intent on substantially the terms presented to the Embark Board subject to resolving the closing conditions and other issues discussed during the meeting.
Embark and Applied continued to negotiate the terms of the letter of intent, including the removal of various closing conditions that Embark believed created deal uncertainty, through correspondence between April 11, 2023, and April 13, 2023. On April 13, 2023, Embark and Applied entered into a letter of intent regarding a merger transaction between Embark and Applied, which included a 15-day exclusivity provision as well as an acknowledgment that the equity purchase price of $55.9 million, or $2.25 per share, would remain subject to adjustment, based on potential increases and decreases in asset value and increases or reductions of liabilities identified during due diligence. Thereafter, Embark engaged Wilson Sonsini as legal advisor to Embark for purposes of the proposed transaction with Applied.
On April 12, 2023, at the direction of the Transaction Committee, representatives of Wilson Sonsini initiated contact with Houlihan Lokey, a financial advisor with significant experience in liquidations and restructurings, regarding a potential engagement for Houlihan Lokey to provide a fairness opinion to the Transaction Committee in connection with the transaction with Applied. Following various discussions and negotiation of the engagement terms, the Transaction Committee, engaged Houlihan Lokey, as of April 17, 2023, to, upon the request of the Transaction Committee, provide an opinion to the Transaction Committee as to the fairness, from a financial point of view, to the holders of Company common stock of the consideration to be received by such holders in the proposed transaction with Applied.

From April 14, 2023, through May 24, 2023, Applied and its legal counsel, Goodwin Procter (“Goodwin Procter”) and Applied’s financial and accounting advisors continued to conduct a technical, insurance, legal, litigation, accounting and financial (including with respect to liabilities) due diligence review of Embark.
On April 14, 2023, Mr. Rodrigues informed each of Party A and Party D that their proposals were not competitive and that Embark was terminating discussions with respect to their respective proposed transactions.
Also on April 14, 2023, Embark, Applied, and their respective financial advisors, and representatives of Wilson Sonsini and Goodwin Procter held an organizational call to discuss the process for negotiating a definitive agreement.
On April 18, 2023, representatives of Wilson Sonsini delivered an initial draft of the merger agreement to Goodwin Procter. The parties and their legal counsel negotiated the merger agreement from April 18, 2023, to May 25, 2023, including with respect to the representations and warranties, interim operating covenants, non-solicitation covenants, closing conditions, specific performance, and termination and break-up fee provisions. A critical focus for Embark in these discussions were the issues that impacted deal certainty.
As a condition to its willingness to enter into the proposed transaction, Applied requested that Embark amend outstanding warrants to purchase our common stock to provide that such warrants would be extinguished in exchange for a cash payment in connection with the merger. On May 2, 2023, representatives of Wilson Sonsini delivered a draft of the amendment to the outstanding warrant agreement to Continental, the warrant agent for our warrants. Embark and Continental executed the warrant amendment to our warrant agreement on May 25, 2023, concurrently with the execution of the merger agreement.
On May 3, 2023, the Embark Board met by videoconference with Embark’s management, representatives of Wilson Sonsini and representatives of Evercore. After discussing the current negotiation status with Applied, Evercore discussed potential price adjustments that could be proposed to Applied based on information analyzed during the diligence process. Mr. Rodrigues then provided a management presentation covering (1) Embark’s efforts to reduce operating expenses, including through headcount reductions, (2) an overview of Embark’s cash forecast, and (3) opportunities to reduce liabilities that could serve as a basis to improve Applied’s proposed per share price.
Following the meeting of the Embark Board, on May 3, 2023, the Transaction Committee met by videoconference with representatives of Evercore and representatives of Wilson Sonsini to further discuss the status of the transaction with Applied and the alternative of a liquidation of Embark.
On May 11, 2023, representatives of Evercore and Applied discussed the open business items on the merger agreement, including adjustments to the per share price as contemplated by the letter of intent, closing conditions and termination rights and termination fees. In addition, Embark, Applied and their respective legal advisors and Evercore met by videoconference to discuss a proposed communications plan and process in anticipation that the parties would reach agreement on the open items on the merger agreement.
On May 15, 2023, following Applied’s further due diligence and better understanding of Embark’s outstanding liabilities and cash flow, and based on adjustments contemplated in the letter of intent, Applied delivered a revised proposal of a $2.50 per share price.
On May 16, 2023, representatives of Evercore contacted Applied to discuss additional remediation actions Embark had taken with respect to certain of its liabilities that should result in a more favorable purchase price than $2.50 per share. Later that day, Mr. Rodrigues held a telephone call with Mr. Younis and Mr. Ludwig to further discuss the remediation actions Embark had taken with respect to certain of Embark’s liabilities and to reiterate that a higher per share price would be required.
On May 17, 2023, the parties in the Hardy Litigation executed a Stipulation and Agreement of Settlement to resolve the Hardy Litigation, pursuant to which Embark agreed to pay $2.5 million and the settlement class members agreed to a broad release of claims against Embark and its officers and directors named as defendants in the Hardy Litigation and related persons. On that same day, the plaintiffs in the Hardy Litigation filed an Unopposed Motion for Preliminary Approval of Class Action Settlement with the

United States District Court for the Northern District of California (the “Settlement Motion”) and sought a hearing before the Court on the Settlement Motion to be scheduled for July 20, 2023 (the “Settlement Hearing”).
On May 17, 2023, Mr. Chu called Mr. Rodrigues to confirm that Applied had received approval from their board of directors to increase their bid to a $2.82 per share price, contingent on Embark confirming certain assumptions around the value of its assets.
On the evening of May 21, 2023, Goodwin Procter delivered a revised merger agreement to representatives of Wilson Sonsini, which included a closing condition that the District Court presiding over the Settlement Motion has entered an order granting the Settlement Motion.
On May 22, 2023, Mr. Rodrigues and Mr. Chu held a telephone call with the goal of resolving all of the open items, including the per share price. Mr. Rodrigues discussed the latest information around Embark’s efforts to maximize the net value of its assets minus liabilities and communicated that Applied would need to increase its bid beyond $2.82.
On May 23, 2023, Applied and Embark agreed on the final per share price of $2.88. Later that day, Ms. Herscher and Mr. Rodrigues met with Mr. Younis and Mr. Ludwig to again discuss the requested closing and termination provisions and find a solution that would be mutually agreeable to the parties without creating significant uncertainty for completion of the transaction to Embark and its stockholders. Ms. Herscher emphasized that Embark could not assume the increased closing uncertainty associated with a rescheduling of the Settlement Hearing or other delay in obtaining an order granting the Settlement Motion. However, Ms. Herscher indicated that Embark would be willing to delay closing until August 4, 2023, and agree to a termination provision if the District Court presiding over the Settlement Motion had entered an order denying the Settlement Motion on or prior to that closing date, but that if Applied terminated the merger agreement in these circumstances, Applied would pay Embark a fee of $1 million.
On May 24, 2023, the Transaction Committee met by videoconference with Embark’s management and representatives of Wilson Sonsini, representatives of Evercore, representatives of Sierra, and, at the request of the Transaction Committee, representatives of Houlihan Lokey, to review the terms and conditions of the proposed transaction with Applied. Evercore reviewed the process undertaken by the Transaction Committee to identify and evaluate potential strategic transactions, including the progression of the negotiations with Applied, which included four price increases to reach the current $2.88 per share price. Wilson Sonsini reviewed the fiduciary duties of the directors under Delaware law, summarized the Transaction Committee’s process in evaluating the proposed transaction with Applied and reviewed the material terms of the proposed transaction with Applied as set forth in the merger agreement. Representatives of Sierra then reviewed with the Transaction Committee its liquidation analysis of Embark, including factors considered and assumptions made in such analysis. The liquidation analysis is more fully described in the section of this proxy statement captioned “The Merger — Embark Liquidation Analysis.” At the request of the Transaction Committee, Houlihan Lokey then reviewed and discussed its financial analyses with respect to Embark and the proposed merger. Thereafter, as requested by the Transaction Committee, Houlihan Lokey orally rendered its opinion to the Transaction Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Transaction Committee dated May 24, 2023), as to the fairness, from a financial point of view, to the holders of shares of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement. In addition, the Transaction Committee ratified Embark’s and the Transaction Committee’s entry into an amended engagement letter with Evercore and an engagement letter with Houlihan Lokey.
Later in the evening of May 24, 2023, the Transaction Committee, after considering the factors more fully described in the section of this proxy statement captioned “— Recommendation of the Embark Board; Reasons for the Merger,” by unanimous written consent: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement, (2) approved, adopted and declared advisable the merger agreement and the merger, and (3) recommended that the Embark Board approve and adopt the merger agreement and the merger.
Thereafter, the Embark Board, acting upon the unanimous recommendation of the Transaction Committee and after considering the factors more fully described in the section of this proxy statement captioned “Recommendation of the Embark Board; Reasons for the Merger,” by unanimous written consent: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement, the performance by Embark of its covenants and other obligations under the merger agreement, and the consummation of the merger on the terms and conditions set forth in the merger agreement. The following day, on May 25, 2023, Embark and Applied executed the merger agreement, and the parties issued a joint press release announcing the execution of the merger agreement.
Also on May 25, 2023, Embark, Applied and certain stockholders of Embark representing approximately 73 percent of our outstanding voting power based on the number of shares of our common stock outstanding as of the record date entered into the voting and support agreements. Under the voting and support agreements, the stockholders party thereto have agreed to vote their shares of our common stock in favor of the adoption of the merger agreement and approval of the merger, to not transfer their shares of our common stock, subject to certain exceptions, and certain other matters. The voting and support agreements terminate in certain circumstances, including upon the valid termination of the merger agreement in accordance with its terms.
Recommendation of the Embark Board; Reasons for the Merger
The Embark Board, in consultation with the financial and legal advisors to the Transaction Committee and Embark’s management, and taking into consideration the recommendation of the Transaction Committee, evaluated the terms of the merger agreement and the merger and by unanimous written consent: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement, the performance by Embark of its covenants and other obligations under the merger agreement, and the consummation of the merger on the terms and conditions set forth in the merger agreement. For purposes of this section of this proxy statement captioned “— Recommendation of the Embark Board; Reasons for the Merger,” unless the context requires otherwise, references to the Embark Board will be deemed to include the Transaction Committee.
In connection with its review of potential strategic alternatives, the Embark Board delegated certain powers and authority to the Transaction Committee to, among other things, consider, evaluate, review and negotiate any potential sale of Embark or all or substantially all of Embark’s (an “acquisition”). The Embark Board resolved that Embark would not effectuate any acquisition or other alternative transaction unless and until the Transaction Committee determined that there was no acquisition available to Embark that offered greater value to stockholders. The Transaction Committee is comprised of the independent non-management directors of the Embark Board. The Transaction Committee considered the merger agreement and the merger in conjunction with the Embark Board.
During the course of its evaluation of the merger agreement and the merger, the Embark Board (including the members of the Transaction Committee) held numerous meetings, consulted with Embark’s senior management, and the Transaction Committee’s separate legal counsel and financial advisors, and reviewed and assessed a significant amount of information. In reaching its decision to approve the merger agreement and the merger, the Embark Board took into account the input and recommendation of the Transaction Committee as well as other information presented to it during the process, and considered a number of factors and scenarios that it viewed as supporting its decision to approve, adopt and declare advisable the merger agreement and the merger, including:
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Financial Condition and Prospects of Embark.   The assessment of the Embark Board of the financial condition and prospects of Embark and the risks associated with continuing to operate Embark on a stand-alone basis, including in light of:

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Embark’s liabilities in comparison to its current cash position;

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The lack of a clear path to commercialization with Embark’s current cash-on-hand either in the U.S. on-highway freight market or alternative markets evaluated by Embark;

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The significant amount of additional capital that would be required to achieve commercialization of Embark’s products and the unavailability of financing opportunities on terms acceptable or favorable to Embark;

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Challenges facing the autonomous trucking industry in general, including those due to slower-than anticipated adoption by major original equipment manufacturers and suppliers;

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Embark’s perceived positioning in the autonomous trucking industry vis-à-vis its better capitalized competitors, and Embark’s prospects of achieving commercialization and becoming competitive as an independent company in this competitive environment;

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The historical challenges to Embark’s ability to commercialize its products and the impact that this has had, and could continue to have, on its ability to achieve commercialization and the resulting impacts on Embark’s stock price;

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The substantial reduction in force that Embark implemented in March 2023 and the additional smaller reductions in force implemented thereafter; and

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The effect of the implementation of cost saving measures by ceasing investment in Embark’s research and development activities, including with respect to Embark’s intellectual property, except to the extent necessary to maintain viability of Embark’s intellectual property to present such intellectual property to potential acquirors, until such time as Embark may be able to conclude a potential strategic transaction or a dissolution, liquidation, and winding up of Embark and its business.

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Timing to Commercialization.   The assessment of the Embark Board that commercialization was unlikely to be achieved on a reasonable time frame because of the Embark Board’s assessment that (1) Embark’s current cash position was not sufficient to support the potential paths to commercialization evaluated by the Embark Board without raising a significant amount of additional capital and (2) Embark would be unable to secure the necessary additional capital on terms favorable to Embark.

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Potential Strategic Alternatives.   The assessment of the Embark Board that none of the possible alternatives to the merger (including the wind down and dissolution of Embark, the pursuit of an alternative transaction to the merger, the pursuit of financing sources to continue to fund Embark’s operations or pursuing alternative markets in which to commercialize Embark’s technology), were reasonably likely to present superior opportunities for Embark to create greater value for our stockholders. In reviewing the merger and the possible alternatives to the merger, the Embark Board considered the perceived benefits and risks of the merger and those alternatives to Embark and its stockholders. The Embark Board also considered the execution and financial risks of the merger and each such alternative. The Embark Board considered other potential acquirors of Embark, and conducted an extensive and robust market outreach which did not result in an alternative proposal superior to the merger. The Embark Board also noted the urgency of taking action to maximize stockholder value and that, following the extensive and robust market outreach conducted by Embark, it was unlikely that other potential acquirors would surface.

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Certainty of Value.   The consideration to be received by Embark’s stockholders in the merger consists entirely of a fixed amount of cash, which provides certainty of value when measured against the other alternatives available to Embark (including the wind down and dissolution of Embark) and allows the Embark stockholders to realize that value immediately upon the closing of the merger unlike a merger transaction involving private company stock consideration or the wind down and dissolution of Embark. In that regard, the Embark Board noted that the amount of cash to be received for each outstanding share of our common stock is fixed and will not be reduced if the share price of our common stock declines prior to the effective time of the merger, nor will the cash payments be withheld for prolonged periods of time to provide security for any uncertain or contingent liabilities, as would be the case if the Embark Board chose to wind down and liquidate Embark.

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Best Value Reasonably Obtainable.   The belief of the Embark Board that the per share price represented Applied’s best and final offer and the best value that Embark could reasonably obtain from Applied for the shares of our common stock, taking into account (1) conversations between Embark and Applied about the price per share, including multiple upward adjustments made by Applied during the merger negotiations; (2) the Embark Board’s assessment that other parties were unlikely to have the interest in, or capability to acquire, Embark on competitive terms; and (3) the Embark Board’s familiarity with the reduced operations, assets, liabilities and general financial condition of Embark and its assessment that, among other things, it was unlikely that Embark could continue to operate as a stand-alone public company in light of its reduced operations. In addition, the Embark Board believed that, when measured against the uncertainty associated with the wind down and dissolution of Embark (both in terms of time to complete the dissolution and the amount of cash to be distributed), the price per share reflects a fair and favorable price for the shares of our common stock.

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Opinion of Houlihan Lokey.   The financial analysis reviewed by Houlihan Lokey with the Transaction Committee as well as the oral opinion of Houlihan Lokey rendered to the Transaction Committee on May 24, 2023 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Transaction Committee dated May 24, 2023), as to, as of such date, the fairness, from a financial point of view, to the holders of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement. The opinion is more fully described in the section of this proxy statement captioned “— Opinion of Houlihan Lokey” and the full text of the opinion is attached as Annex B to this proxy statement.

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Negotiations with Applied and Terms of the Merger Agreement.   The terms of the merger agreement, which were the product of extensive arm’s-length negotiations, and the belief of the Embark Board that the merger agreement contains terms and conditions that provided a high level of closing certainty. The factors considered included:

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Embark’s ability, under certain circumstances, to furnish information to, and conduct negotiations with, third parties submitting unsolicited takeover proposals;

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The Embark Board’s belief that the terms of the merger agreement would be unlikely to deter third parties from making a superior proposal;

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The Embark Board’s ability, under certain circumstances, to withdraw or modify its recommendation that our stockholders vote in favor of the adoption of the merger agreement and approval of the merger;

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The Embark Board’s ability, under certain circumstances, to terminate the merger agreement to enter into a definitive agreement with respect to a superior proposal. In that regard, the Embark Board believed that the termination fee payable by Embark in such instance was reasonable, consistent with similar fees payable in comparable transactions, and not preclusive of other offers;

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The limited conditions to Applied’s obligation to consummate the merger, making the merger reasonably likely to be consummated;

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The reverse termination fee of $1,000,000 payable by Applied in certain circumstances;

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Embark’s ability to specifically enforce Applied’s obligations under the merger agreement in accordance with its terms and the other remedies available to Embark under the merger agreement, including monetary damages; and

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The consummation of the merger not being subject to a financing condition.

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Reasonable Likelihood of Consummation.   The belief of the Embark Board that an acquisition by Applied has a reasonable likelihood of closing due to the limited conditions to closing and the limited circumstances under which Applied has the right to terminate the merger agreement.

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Appraisal Rights.   The appraisal rights in connection with the merger available to our stockholders (including beneficial owners of shares of our common stock) who timely and properly exercise such appraisal rights under the DGCL if certain conditions are met.

The Embark Board also considered a number of uncertainties and risks and other potentially negative factors, including the following:
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Liquidation Value.   The fact that the liquidation analysis could not have taken into account every uncertainty of all potential unknown or contingent liabilities or other potential risks and uncertainties associated with pursuing a winding down and liquidation of Embark. When measured against the certainty provided by the merger, and the reasonably short timeframe when compared to an orderly liquidation process, the Embark Board determined that a winding down and liquidation of Embark would not reasonably be expected to provide certainty of a better outcome for the Embark stockholders and would likely result in a worse outcome for the Embark stockholders. The liquidation analysis is more fully described in the section of this proxy statement captioned “— Embark Liquidation Analysis.”

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No Stockholder Participation in Future Growth or Earnings.   The nature of the merger as a cash transaction means that the Embark stockholders will not participate in Embark’s future earnings or growth and will not benefit from any appreciation in value of the surviving corporation.

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No-Shop Restrictions.   The restrictions in the merger agreement on Embark’s ability to solicit competing transactions (subject to certain exceptions to allow the Embark Board to exercise its fiduciary duties and to accept a superior proposal, and then only upon the payment of a termination fee).

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Risks Associated with Failure to Consummate the Merger.   The possibility that the merger might not be consummated, and if it is not consummated, that: (1) Embark will have incurred significant transaction and other costs; (2) the contractual and legal remedies available to Embark in the event of the breach or termination of the merger agreement may be insufficient, costly to pursue, or both; (3) the reverse termination fee of $1,000,000 payable by Applied to Embark will not be available in most instances in which the merger agreement is terminated and such reverse termination fee may not be sufficient to compensate Embark for the strategic initiatives forgone by Embark as a result of the pendency of the merger, including the earlier winding down and liquidation of Embark; and (4) if Embark could not secure another strategic alternative transaction, Embark would likely be wound down and its assets liquidated.

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Impact of Interim Restrictions on Embark’s Business Pending the Completion of the Merger.   The restrictions on the conduct of Embark’s business prior to the consummation of the merger, which may delay or prevent us from (1) undertaking strategic initiatives before the completion of the merger that, absent the merger agreement, we might have pursued or (2) winding down Embark and liquidating its assets.

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Effects of the Merger Announcement.   The effects of the public announcement of the merger, including, without limitation, the potential for litigation in connection with the merger.

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Termination Fee Payable by Embark.   The requirement that Embark pay Applied a termination fee of $3 million under certain circumstances following termination of the merger agreement, including if the Embark Board terminates the merger agreement to accept a superior proposal. The Embark Board considered the potentially discouraging impact that this termination fee could have on a third party’s interest in making a competing proposal to acquire Embark.

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Taxable Consideration.   The receipt of cash in exchange for shares of our common stock in the merger will be a taxable transaction for U.S. federal income tax purposes for many Embark stockholders.

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Interests of Embark’s Directors and Executive Officers.   The interests that Embark’s directors and executive officers may have in the merger, which may be different from, or in addition to, those of our other stockholders.

This discussion is not meant to be exhaustive. Rather, it summarizes the material reasons and factors evaluated by the Embark Board in its consideration of the merger. After considering these and other factors, the Embark Board concluded that the potential benefits of entering into the merger agreement outweighed the uncertainties and risks. In the light of the variety of factors considered by the Embark Board and the complexity of these factors, the Embark Board did not find it practicable to, and did not, quantify or otherwise assign relative weights, ranks or values to the foregoing factors in reaching its determination and recommendations. Moreover, each member of the Embark Board applied his or her own personal business judgment to the process and may have assigned different relative weights, ranks or values to the different factors. Based upon the totality of the information presented to, and considered by, the Embark Board, the Embark Board unanimously approved, adopted and declared advisable the merger agreement and the merger, and recommended that Embark stockholders adopt the merger agreement and approve the merger.
Opinion of Houlihan Lokey to the Transaction Committee
On May 24, 2023, Houlihan Lokey orally rendered its opinion to the Transaction Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Transaction Committee dated May 24, 2023) as to, as of such date, the fairness, from a financial point of view, to the holders of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement.
Houlihan Lokey’s opinion was directed to the Transaction Committee (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to the Transaction Committee, the Embark Board, Embark, any Embark security holder or any other person as to how to act or vote with respect to any matter relating to the merger or otherwise.
For purposes of Houlihan Lokey’s opinion, with the Transaction Committee’s approval, Houlihan Lokey evaluated the fairness, from a financial point of view, to the holders of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement based on a comparison of (a) the per share price and (b) the estimated net present value per share of our common stock attributable to the distributions to be made by Embark to the holders of our common stock (the “Distributions”) in connection with the liquidation of Embark’s assets and winding up of its affairs (the “Liquidation”) indicated by Houlihan Lokey’s review of the liquidation analysis of Embark prepared by management of Embark (the “Management Liquidation Analysis”). Houlihan Lokey made no representation, either directly or indirectly, as to any legal matter or as to the sufficiency of the basis set forth above for any general or particular purpose other than setting forth the scope of its opinion.
In connection with its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:
1.
reviewed a draft, dated May 24, 2023, of the merger agreement;

2.
reviewed certain publicly available business and financial information relating to Embark that Houlihan Lokey deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Embark made available to Houlihan Lokey by Embark, including the Management Liquidation Analysis, which Embark management advised Houlihan Lokey (a) was prepared under three alternative scenarios for the timing of the completion of the Liquidation (the “Liquidation Timeline Scenarios”), and (b) included, among other things, for each Liquidation Timeline Scenario, estimates of the amounts and timing of all Distributions in the Liquidation, taking into account (i) the amounts and timing of all estimated defense costs, net of proceeds that may be recoverable under insurance policies (“Defense Costs”), associated with litigation expected by management of Embark to be brought against Embark (and/or its directors and officers) during the Liquidation (“Liquidation-Related Litigation”), including, without limitation, with respect to potential claims related to the decline in the trading prices of the our Class A common stock following Embark’s acquisition of Embark Trucks Inc. and potential claims regarding the Board’s breaches of fiduciary duties to the stockholders, (ii) Embark’s management’s best estimates of the expected delay to the Liquidation to be caused by the Liquidation-Related Litigation and (iii) the advice of Embark’s outside counsel and other advisors (other than Houlihan Lokey) retained to assist Embark in assessing such matters;
4.
spoke with certain members of Embark’s management and certain of Embark’s representatives and advisors regarding the business, operations, financial condition and prospects of Embark, the merger and related matters, including, without limitation, such management’s views of the operational and financial risks and uncertainties attendant with not pursuing the merger;

5.
considered the results of the third-party solicitation process conducted by Embark with the assistance of its outside legal counsel and financial advisor (other than Houlihan Lokey) with respect to a possible sale of Embark or similar transaction, which the Transaction Committee advised Houlihan Lokey did not result in Embark receiving any alternative proposals with respect to a sale of Embark or similar transaction that the Transaction Committee considered were superior to or competitive with the per share price;

6.
reviewed the current and historical market prices and trading volume for certain of Embark’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant;

7.
reviewed a certificate addressed to Houlihan Lokey from senior Embark management which contained, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Houlihan Lokey by or on behalf of Embark; and

8.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. Management of Embark advised Houlihan Lokey, and at the Transaction Committee’s direction Houlihan Lokey relied upon and assumed, that (i) the Management Liquidation Analysis was reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Embark’s management as to the expected realizable value for Embark’s assets, assuming an orderly liquidation of such assets, and the amounts estimated to be available for distribution to the holders of our common stock, (ii) each of the three Liquidation Timeline Scenarios reflected in the Management Liquidation Analysis was equally likely to occur, and (iii) the Distributions would be made in the amounts and at the times indicated by the Management Liquidation Analysis, after taking into account the Defense Costs and the expected delay to the Liquidation to be caused by the Liquidation-Related Litigation under each of the three Liquidation Timeline Scenarios. At the Transaction Committee’s direction, Houlihan Lokey relied, without independent verification, solely upon the judgment of the management of Embark and its counsel and other advisors (other than Houlihan Lokey) regarding the amounts and timing of the Distributions, the amounts and timing of the Defense Costs, the Liquidation-Related Litigation, the expected delay to the Liquidation to be caused by the Liquidation-Related Litigation, and all other aspects of the Management Liquidation Analysis. Houlihan Lokey expressed no view or opinion with respect to the Management Liquidation Analysis (including, without limitation, the Distributions, the Defense Costs, the Liquidation-Related Litigation or the Liquidation Timeline Scenarios), or the assumptions on which it was based. Embark also advised Houlihan Lokey that due to the contingent liabilities relating to litigation risk, Embark was and would be unable to make any distributions to the holders of our common stock, including, without limitation, before the Liquidation or as an alternative to the Liquidation, other than during the Liquidation at the times and in the amounts as contemplated by the Management Liquidation Analysis. If the assumptions, estimates or conclusions set forth in the Management Liquidation Analysis are not accurate, the conclusions set forth in Houlihan Lokey’s opinion could be materially affected.
Management of Embark advised Houlihan Lokey, and at the Transaction Committee’s direction Houlihan Lokey relied upon and assumed, that (i) the independent auditors of Embark’s audited financial statements for fiscal years 2022 and 2021 had raised substantial doubt about Embark’s ability to continue as a going concern, (ii) Embark had incurred losses from operations since inception, (iii) Embark had not earned any revenue to date and had financed its operations primarily through the sale of shares of our common stock, (iv) Embark had explored and exhausted avenues following an extended evaluation by Embark of alternative markets in which to commercialize its technology, and with the lack of success in bringing Embark’s product to those markets, it would not generate revenues in the near future, (v) Embark’s operating losses and negative operating cash flows would continue into the foreseeable future and required Embark to explore strategic alternatives, including, without limitation, exploring alternative uses of Embark’s assets to commercialize its technology, additional sources of financing, as well as potential dissolution or winding up of Embark and liquidation of its assets, (vi) Embark did not expect to be able to raise additional financing on terms that would be acceptable to Embark, (vii) Embark had terminated its Transfer Truck Program and recovered the Embark technology on the trucks provided to Knight-Swift, cancelled all reservations for future deliveries, terminated certain outstanding warrants, terminated its Partner Development Plan, and terminated leases to a substantial part of identified transfer points, (viii) Embark had announced and completed a workforce restructuring plan reducing its workforce by approximately 70% of its headcount, (ix) despite such workforce restructuring plan and other efforts of Embark, there was substantial doubt about Embark’s ability to continue as a going concern, and (x) in the absence of the merger or other sale transaction, Embark would have no commercially reasonable alternative other than to dissolve, wind up its affairs and liquidate its assets.
Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Embark since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading. In reaching Houlihan Lokey’s conclusions in its opinion, with the Transaction Committee’s consent, (i) Houlihan Lokey did not rely upon a discounted cash flow analysis of Embark on a going-concern-basis, because, as the Transaction Committee advised Houlihan Lokey and directed Houlihan Lokey to assume, other than the projected Distributions, Defense Costs and related items set forth in the Management Liquidation Analysis, no current, reliable projections with respect to the future financial performance of Embark were available, and (ii) Houlihan Lokey did not rely upon a review of the publicly available financial terms of other transactions or a review of other companies with publicly traded equity securities, due to Embark’s lack of historical and projected revenues and its going concern issues. In addition, for purposes of its analyses and opinion, with the Transaction Committee’s consent, Houlihan Lokey assumed that shares of our Class A common stock were the economic equivalent and had the same value as shares of our Class B common stock, notwithstanding the different voting rights and other non-financial terms of such shares that could impact their value.
With the Transaction Committee’s approval, Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the merger agreement and all other related documents and instruments referred to therein were true and correct, (b) each party to the merger agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the merger would be satisfied without waiver thereof, (d) there would be no litigation or other actions or proceedings concerning Embark, the merger or otherwise that would delay the consummation of, or otherwise have any effect on, the merger, and (e) the merger would be consummated in a timely manner in accordance with the terms described in the merger agreement and such other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on Embark or the merger that would be material to its analyses or opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the merger agreement would not differ in any respect from the draft of the merger agreement identified above.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Embark or any other party. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Embark was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Embark was or may have been a party or was or may have been subject, including, without limitation, the Liquidation-Related Litigation.
Houlihan Lokey was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the merger, the securities, assets, business or operations of Embark or any other party, or any alternatives to the merger, (b) identify, introduce to the Transaction Committee, the Embark Board, Embark or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the merger, (c) negotiate the terms of the merger, or (d) advise the Transaction Committee, the Embark Board, Embark or any other party with respect to alternatives to the merger. Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date of its opinion. Houlihan Lokey did not express any opinion as to the price or range of prices at which our common stock may be purchased or sold, or otherwise be transferable, at any time.
Houlihan Lokey’s opinion was furnished for the use of the Transaction Committee (in its capacity as such) in connection with its evaluation of the merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and did not constitute, a recommendation to the Transaction Committee, the Embark Board, Embark, any security holder or any other party as to how to act or vote with respect to any matter relating to the merger or otherwise.
Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Transaction Committee, the Embark Board, Embark, its security holders or any other party to proceed with or effect the merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the merger or otherwise (other than the per share price to the extent expressly specified in its opinion), including, without limitation, any terms, aspects or implications of the voting and support agreement to be entered into by Applied and certain holders of our common stock, (iii) the fairness of any portion or aspect of the merger to the holders of any class of securities, creditors or other constituencies of Embark, or to any other party, except if and only to the extent expressly set forth in the last sentence of its opinion, (iv) the relative merits of the merger as compared to any alternative business strategies or transactions that might have been available for Embark or any other party, (v) the fairness of any portion or aspect of the merger to any one class or group of Embark’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Embark’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Embark, Applied, their respective security holders or any other party is receiving or paying reasonably equivalent value in the merger, (vii) the solvency, creditworthiness or fair value of Embark or any other participant in the merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the merger, any class of such persons or any other party, relative to the per share price or otherwise. In addition, Houlihan Lokey’s opinion did not address the individual circumstances of specific holders of shares of our common stock (including, without limitation, holders of our Class B common stock) with respect to control, voting or other rights, aspects or relationships which may distinguish such holders, and consequently Houlihan Lokey’s analyses did not give effect to, and its opinion did not address, any control premium, minority discount or other premiums or discounts that might otherwise be applicable to the shares of our common stock owned by specific holders of our common stock (including, without limitation, holders of our Class B common stock).

Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Transaction Committee, on the assessments by the Transaction Committee, the Embark Board, Embark, Parent and their respective advisors, as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to Embark, the merger or otherwise.
In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. The estimates contained in the Management Liquidation Analysis and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Embark. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.
Houlihan Lokey’s opinion was only one of many factors considered by the Transaction Committee in evaluating the merger. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the per share price or of the views of the Transaction Committee, the Embark Board or management with respect to the merger or the per share price. The type and amount of consideration payable in the merger were determined through negotiation between Embark and Applied, and the decision to enter into the merger agreement was solely that of the Transaction Committee and the Embark Board.
Financial Analyses
The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Transaction Committee on May 24, 2023. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses are readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor.
Net Present Value Analysis.   Houlihan Lokey calculated the estimated net present value reference ranges per share of our common stock attributable to the Distributions to be made to the holders of our common stock in connection with the Liquidation of Embark based on Embark’s management’s estimates of the amounts and timing of all Distributions included in the Management Liquidation Analysis. Houlihan Lokey calculated such estimated net present value reference ranges per share of our common stock attributable to the Distributions for each of the three Liquidation Timeline Scenarios included in the Management Liquidation Analysis. Embark’s management advised Houlihan Lokey, and at the Transaction Committee’s direction Houlihan Lokey assumed, that each of the three Liquidation Timeline Scenarios was equally likely to occur.
72-Month Liquidation Timeline Scenario.   With respect to the Liquidation Timeline Scenario based on a Distribution being made 72 months after Embark’s management’s estimated date of approval of a Liquidation of June 30, 2023, Houlihan Lokey applied discount rates of 3.75% to 7.75%, taking into account Houlihan Lokey’s experience and professional judgment, to the estimated Distribution included in such scenario. This analysis indicated an estimated net present value reference range per share of our common stock attributable to the Distribution of $1.87 to $2.35, as compared to the per share price of $2.88 in the merger pursuant to the merger agreement.

36-Month Liquidation Timeline Scenario.   With respect to the Liquidation Timeline Scenario based on a Distribution being made 36 months after Embark’s management’s estimated date of approval of a Liquidation of June 30, 2023, Houlihan Lokey applied discount rates of 4.00% to 8.00%, taking into account Houlihan Lokey’s experience and professional judgment, to the estimated Distribution included in such scenario. This analysis indicated an estimated net present value reference range per share of our common stock attributable to the Distribution of $2.43 to $2.73, as compared to the per share price of $2.88 in the merger pursuant to the merger agreement.
18-Month Liquidation Timeline Scenario.   With respect to the Liquidation Timeline Scenario based on a Distribution being made 18 months after Embark’s management’s estimated date of approval of a Liquidation of June 30, 2023, Houlihan Lokey applied discount rates of 4.75% to 8.75%, taking into account Houlihan Lokey’s experience and professional judgment, to the estimated Distribution included in such scenario. This analysis indicated an estimated net present value reference range per share of our common stock attributable to the Distribution of $2.87 to $3.05, as compared to the per share price of $2.88 in the merger pursuant to the merger agreement.
Other Matters
Houlihan Lokey was engaged by the Transaction Committee to provide an opinion to the Transaction Committee as to the fairness, from a financial point of view, to the holders of our common stock of the per share price to be received by such holders in the merger pursuant to the merger agreement. The Transaction Committee engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes. Pursuant to its engagement by the Transaction Committee, Houlihan Lokey became entitled to a fee of $250,000 upon its retention by the Transaction Committee and $1,250,000 upon the rendering of its opinion to the Transaction Committee. No portion of Houlihan Lokey’s fee was contingent upon the successful completion of the merger. Embark has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.
In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Embark, Applied or any other party that may be involved in the merger and their respective affiliates or security holders or any currency or commodity that may be involved in the merger.
Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Embark, Applied, other participants in the merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Embark, Applied, other participants in the merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Embark Liquidation Analysis
In connection with the evaluation of the merger by the Transaction Committee and the Embark Board, Embark management, with the assistance of Sierra, prepared an analysis with respect to the estimated value to stockholders of the liquidation or dissolution of Embark as a potential alternative to the merger. The Transaction Committee engaged Sierra, a turnaround and restructuring advisory firm, as a financial advisor to advise the Transaction Committee as it evaluated the second transaction process offers in comparison to Embark’s other available strategic alternatives, including dissolution.

Management prepared estimates of the amounts and timing of all distributions to the holders of Embark common stock in a liquidation and dissolution of Embark under three different scenarios for the completion of the liquidation, each of which considered the estimated amounts and timing of defense costs, net of insurance proceeds, associated with litigation that management expected would arise during the period following Embark’s estimated date of approval of a liquidation until assets could be liquidated and distributed to Embark stockholders (the “Liquidation Analysis”). The Liquidation Analysis was also provided to Houlihan Lokey, who was authorized and directed by the Transaction Committee to use and rely upon the Liquidation Analysis for purposes of its opinion. Management determined, and at the direction of the Transaction Committee Houlihan Lokey assumed, that each of the three scenarios included in the Liquidation Analysis was equally likely to occur. The Liquidation Analysis estimated potential realizable values for Embark’s assets in an orderly liquidation and remaining amounts available upon completion of such liquidation for distribution to holders of our common stock based on the internal estimates of management of the amounts that would reasonably be recovered in an orderly liquidation and the time required to fully resolve any litigation matters. The Liquidation Analysis only includes litigation-related legal fees and expenses, and does not include potential damages associated with securities class actions, which cannot be reasonably estimated or quantified.
The inclusion of the Liquidation Analysis should not be deemed an admission or representation by Embark or any of its officers, directors, affiliates, advisors, or other representatives with respect to the Liquidation Analysis. The Liquidation Analysis is not included to influence your views on the merger or the merger agreement and the transactions contemplated thereby, and is summarized in this proxy statement solely to provide our stockholders access to certain information considered by the Transaction Committee and the Embark Board in connection with their evaluation of the merger, the merger agreement and the transactions contemplated thereby, and Embark’s potential alternatives. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which could have been significantly more or less favorable. In addition, analyses relating to the liquidation value of Embark do not purport to be appraisals or reflect the prices at which shares of Embark common stock may actually be valued or trade. The assumptions and estimates used in, and the results derived from, the Liquidation Analysis are hypothetical, and are thus, inherently subject to substantial uncertainty.
The Liquidation Analysis was not prepared with a view toward public disclosure, nor was it prepared with a view toward compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or the Generally Accepted Accounting Principles (“GAAP”). Neither the independent registered public accounting firm of Embark nor any other independent accountant has audited, reviewed, compiled, examined or performed any procedures with respect to the accompanying unaudited prospective financial information for the purpose of its inclusion herein.
The Liquidation Analysis includes estimates of cash and of certain expenditures, which for the purpose of the Liquidation Analysis were not calculated in accordance with GAAP. Non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. The SEC rules, which otherwise would require a reconciliation of a non-GAAP financial measure to a GAAP financial measure, do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction such as the merger if the disclosure is included in a document such as this proxy statement to comply with requirements under state laws, including case law. In light of the foregoing factors and the uncertainties inherent in estimated cash balances, stockholders are cautioned not to place undue reliance, if any, on the Liquidation Analysis.
The below summary of the Liquidation Analysis is subject to the statements above, and represents management’s reasonable estimates of cash amounts that, in the event of a liquidation or dissolution of Embark, may be distributed to stockholders as permitted under applicable law. The Liquidation Analysis does not account for potential liabilities of Embark that cannot be reasonably estimated or quantified, including potential damages associated with securities class actions, or other potential risks and uncertainties associated with pursing a winding down and liquidation of Embark. Such liabilities could materially affect the cash amounts that, in the event of a liquidation or dissolution of Embark, may be distributed to stockholders as permitted under applicable law. Key assumptions underlying the Liquidation Analysis included:
(i)   establishing a midpoint of a hypothetical liquidation per share value range based on:
(A)   a hypothetical liquidation value for total assets as of March 31, 2023, between $143.7 million and $153.1 million, assuming cash and cash equivalents and restricted cash were liquid and fully recoverable, estimating the value of receivables, prepaid expenses and other operating assets on an account-by-account basis, and including additional assets not currently reflected on the balance sheet, such as the aggregate exercise price of certain outstanding options that would hypothetically be exercised, that could be reasonably estimated and quantified;
(B)   a hypothetical total liabilities as of March 31, 2023, between $37.8 million and $37.4 million, assuming payment in full of all outstanding accounts payable and general expenses, settlement of outstanding financing arrangements, payment of all outstanding payroll and severance obligations, and including additional liabilities not currently reflected on the balance sheet, such as other contractual obligations and contingent liabilities that could be reasonably estimated and quantified;
(C)   a reduction to such residual value for Embark by estimated costs and expenses between $6.3 million and $6.0 million required to continue operating the business through April 30, 2023, including severance obligations and other professional and legal fees;
(D)   a further reduction to such residual value for Embark by additional estimated costs and expenses between $24.0 million and $19.7 million required thereafter during a 12 to 18 month wind down period (which may be longer or shorter depending on the resolution of known and contingent liabilities and other factors) for Embark’s operations, including additional severance obligations, ongoing operating expenses, D&O insurance coverage, professional, audit and legal fees, and other contingency costs for unanticipated liabilities; and
(E) approximately 24.6 million total shares of our common stock outstanding, inclusive of the dilutive impact of outstanding equity awards.
(ii)   adjusting such midpoint by anticipated expenses and defense costs, net of insurance proceeds, related to resolving litigation expected to arise during the period following Embark’s estimated date of approval of a liquidation, assuming an eighteen-month wind down period for Embark’s operations, and three alternative anticipated distribution dates as follows:
(A)   June 30, 2029 reflecting $20 million of cumulative projected legal expenses incurred, $1.8 million in annual projected management costs, and projected interest income earned through such date calculated on an annualized interest rate based on the three-month U.S. treasury forward curve, resulting in a projected aggregate distribution to the holders of Embark common stock of $72.3 million on such date;
(B)   June 30, 2026, reflecting $10 million of cumulative projected legal expenses incurred, $0.6 million in annual projected management costs, and projected interest income earned through such date calculated on an annualized interest rate based on the three-month U.S. treasury forward curve, resulting in a projected aggregate distribution to the holders of Embark common stock of $75.8 million on such date; or
(C)   December 31, 2024, reflecting $2 million of cumulative projected legal expenses incurred, resulting in a projected aggregate distribution to the holders of Embark common stock of $80.7 million on such date.
The Liquidation Analysis, including these three alternative distribution dates, projected expenses and costs, projected interest income and projected aggregate distribution amounts, were provided to Houlihan Lokey, who was authorized and directed by the Transaction Committee to use and rely on the Liquidation Analysis for purposes of its financial analyses and opinion to the Transaction Committee.

For purposes of its financial analysis and opinion to the Transaction Committee, and subject to the assumptions, qualifications, limitations and other matters considered in connection with the preparation of its opinion to the Transaction Committee, Houlihan Lokey calculated implied net present value per share reference ranges of the distributions for each of the three alternative distribution dates based on the Liquidation Analysis provided by Embark management and applying discount rates, resulting in implied distribution per share value reference ranges of (1) $1.87 to $2.35 per share for a distribution date of June 30, 2029; (2) $2.43 to $2.73 per share for a distribution date of June 30, 2026, and (3) $2.87 to $3.05 per share for a distribution date of December 31, 2024.For information regarding Houlihan Lokey’s financial analysis and opinion to the Transaction Committee, see the section of the proxy statement captioned “Transaction Summary — Opinion of Houlihan Lokey.”
Interests of Embark’s Directors and Executive Officers in the Merger
When considering the recommendation of the Transaction Committee that the Embark Board approve and adopt the merger agreement and the merger, and the recommendation of the Embark Board that you vote to approve the proposal to adopt the merger agreement and approve the merger, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of our stockholders. Additionally, in connection with the execution of the merger agreement, Embark entered into the (i) founder voting and support agreement with Alex Rodrigues and Brandon Moak, and (ii) the major stockholder voting and support agreement with affiliates of Sequoia Capital (Sequoia Capital U.S. Growth Fund VII, L.P., Sequoia Capital U.S. Growth VII Principals Fund, L.P., Sequoia Capital U.S. Venture Fund XV, L.P., Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P., Sequoia Capital U.S. Venture Partners Fund XV, L.P. and Sequoia Capital U.S. Venture XV Principals Fund, L.P.). Under the voting and support agreements, the stockholders party thereto have agreed to vote their shares of our common stock in favor of the adoption of the merger agreement, not transfer their shares of our common stock, subject to certain exceptions, and certain other matters. In (1) evaluating and negotiating the merger agreement; (2) approving the merger agreement and the merger; and (3) (a) unanimously recommending that the Embark Board approve and adopt the merger agreement, in the case of the Transaction Committee, and (b) that the merger agreement be adopted by our stockholders, in the case of the Embark Board, the Transaction Committee and the Embark Board were aware of and considered these interests to the extent that they existed at the time, among other matters. These interests are more fully described below.
Insurance and Indemnification of Directors and Executive Officers
Pursuant to the terms of the merger agreement, directors and officers of Embark will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement captioned “The Merger Agreement — Indemnification and Insurance.”
Treatment of Embark Options
As of May 31, 2023, there were outstanding Embark options to purchase an aggregate of 188,302 shares of our common stock with an exercise price below the per share price, none of which were held by our current non-employee directors and none of which were held by our executive officers. As of May 31, 2023, there was no unvested shares of our common stock that were issued in connection with the early exercise of Embark options.
At the effective time of the merger, each vested in-the-money Embark option will be cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such vested in-the-money Embark option multiplied by (2) the excess, if any, of the per share price over the per-share exercise price of such vested in-the-money Embark option, subject to reduction for any applicable withholding or other taxes required by applicable law.
At the effective time of the merger, each Embark option that is not a vested in-the-money Embark option will be cancelled for no consideration.

Treatment of Embark RSUs and Embark PSUs
As of May 31, 2023, there were outstanding awards of Embark RSUs (or portions thereof) that cover an aggregate of 1,086,866 shares of our common stock (120,332 shares of which were vested but unreleased as of May 31, 2023 and will be settled by June 30, 2023), of which Embark RSUs covering an aggregate of 147,187 shares of our common stock were held by our current executive officers (7,677 shares of which were vested but unreleased as of May 31, 2023 and will be settled by June 30, 2023), and 29,853 shares of which were held by our current non-employee directors (9,086 shares of which were vested but unreleased as of May 31, 2023 and will be settled by June 30, 2023).
At the effective time of the merger, each vested Embark RSU will be cancelled and converted into the right to receive, without interest, an amount in cash equal to (1) the total number of shares of our common stock underlying each such vested Embark RSUs, multiplied by (2) the per share price, subject to reduction for any applicable withholding or other taxes required by applicable law.
At the effective time of the merger, each unvested Embark RSU will be cancelled for no consideration.
At the effective time of the merger, each Embark PSU that is outstanding will be cancelled for no consideration. No Embark PSUs will vest in connection with the merger.
Equity Interests of Embark’s Directors and Executive Officers
The following table sets forth for each of Embark’s executive officers and non-employee directors (1) the number of shares of our common stock directly held; (2) the number of shares of our common stock subject to the vested in-the-money Embark options; and (3) the number of shares of our common stock subject to his or her Embark RSUs, assuming the following and such additional assumptions set forth in the footnotes to the table:
•
the shares held directly include shares of our common stock directly held by the individual as of May 31, 2023, plus any shares of our common stock subject to Embark RSUs that are scheduled to vest and be settled before June 30, 2023 (which, solely for purposes of this proxy statement, is the assumed closing date of the merger), without regard to any change in control-related accelerated vesting;

•
the Embark PSUs are automatically cancelled for no consideration;

•
no additional Embark options, Embark RSUs or Embark PSUs are granted to any such individual on or before such date; and

•
the values of these shares of our common stock and the shares underlying equity awards are equal to the per share price of $2.88.

	Shares of Common Stock Held Directly(1)		Embark RSUs(2)
Name	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value ($)	Total ($)
Alex Rodrigues	2,501,716	7,204,942.08	—	—	7,204,942.08
Richard Hawwa(3)	49,087	141,370.56	—	—	141,370.56
Morgan Dioli	—	—	—	—	—
Siddhartha Venkatesan	34,494	99,342.72	30,762	88,594.56	187,937.28
Brandon Moak	1,852,232	5,334,428.16	—	—	5,334,428.16
Stephen Houghton(4)	26,303	75,752.64	—	—	75,752.64
Elaine Chao	9,884	28,465.92	—	—	28,465.92
Patricia Chiodo	13,041	37,558.08	—	—	37,558.08
Pat Grady	8,532	24,572.16	—	—	24,572.16
Penelope Herscher	8,044	23,166.72	15,729	45,299.52	68,466.24
Ian Robertson	7,929	22,835.52	—	—	22,835.52

(1)
Represents shares of our Class A or Class B common stock directly held by the individual as of May 31, 2023, plus any shares of our common stock subject to Embark RSUs that are scheduled to vest and be settled before June 30, 2023 (without regard to any change in control-related accelerated vesting). The amounts shown are determined assuming that no individual disposed of shares of our common stock from May 31, 2023 through June 30, 2023, and that the Embark RSUs scheduled to vest and be settled prior to June 30, 2023 are so settled. For additional information regarding beneficial ownership of our common stock, see the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management.”

(2)
Represents outstanding Embark RSUs that are not scheduled to vest and be settled on or before June 30, 2023 but that will be accelerated upon the closing of the merger. The values shown with respect to Embark RSUs are determined as the product of the per share price, multiplied by the total number of shares of our common stock subject to Embark RSUs. As described further in the section of this proxy statement captioned “— Change in Control and Severance Benefits under Existing Relationships — Non-Employee Director Equity Awards,” Embark RSUs that are granted under our Non-Employee Director Compensation Policy and are outstanding as of the date of the closing of the merger that are held by Embark’s non-employee directors will accelerate vesting in full. In addition, Siddhartha Venkatesan is eligible for vesting acceleration in connection with the closing of the merger of Embark RSUs covering a total of 30,762 shares of our common stock. Unvested Embark PSUs covering a total of 1,453,266 shares of our common stock for Alex Rodrigues, unvested Embark PSUs covering a total of 782,514 shares of our common stock for Brandon Moak, unvested Embark RSUs covering a total of 104,911 shares of our common stock for Siddhartha Venkatesan and unvested Embark RSUs covering a total of 493 shares of our common stock for Patricia Chiodo will not get accelerated and will be cancelled for no consideration upon the closing of the merger.

(3)
Mr. Hawwa served as an executive officer of Embark until April 2023. The table reflects Mr. Hawwa’s holdings as of the date of his termination of service as an employee.

(4)
Mr. Houghton served as an executive officer of Embark until March 2023. The table reflects Mr. Houghton’s holdings as of the date of his termination of service as an employee.

Change in Control and Severance Benefits under Existing Relationships
Non-Employee Director Equity Awards
We have granted certain Embark RSUs under our 2021 Incentive Award Plan (the “2021 Plan”) in accordance with our Non-Employee Director Compensation Policy that are outstanding and held by our non-employee directors. Our Non-Employee Director Compensation Policy provides that all “annual awards” and “start date awards” will vest immediately prior to a “change in control” (as defined in the 2021 Plan). The closing of the merger will constitute a “change in control” under the 2021 Plan.
Executive Compensation Arrangements
Alex Rodrigues
On May 8, 2023, we entered into a separation benefits letter agreement (the “Rodrigues letter agreement”) with Mr. Rodrigues, pursuant to which, if Mr. Rodrigues is terminated by Embark without “cause” or due to his resignation for “good reason” (as such terms are defined in the Rodrigues letter agreement), subject to his execution and non-revocation of a release of claims and continued compliance with his obligations to us, including under his confidentiality and invention assignment agreement, Mr. Rodrigues will be entitled to receive a lump sum payment equal to six months base salary and 50 percent of any annual target bonus, if applicable, as well as up to six months of continued coverage under our group health plans as if he had remained employed.
Brandon Moak
On April 4, 2023, we entered into a separation benefits letter agreement (the “Moak letter agreement”) with Mr. Moak, pursuant to which, if Mr. Moak is terminated by Embark without “cause” or due to his resignation for “good reason” (as such terms are defined in the Moak letter agreement), subject to his execution and non-revocation of a release of claims and continued compliance with his obligations to us, including under his confidentiality and invention assignment agreement, Mr. Moak will be entitled to receive a lump sum payment equal to six months base salary and 50 percent of any annual target bonus, if applicable, as well as up to six months of continued coverage under our group health plans as if he had remained employed.
Siddhartha Venkatesan
On May 24, 2023, we entered into a retention bonus and separation letter agreement (the “Venkatesan letter agreement”) with Mr. Venkatesan, pursuant to which, if Mr. Venkatesan is terminated by Embark without “cause” (as defined in the Venkatesan letter agreement) or due to his resignation for “good reason” (as defined in the Venkatesan letter agreement, which includes, without limitation, if Embark files a definitive proxy statement relating to the special meeting prior to December 31, 2023, his voluntary resignation on or before the later of (x) December 31, 2023 and (y) 10 days following the date such definitive proxy statement was filed), subject to his execution and non-revocation of a release of claims and continued compliance with his obligations to us, including under his confidentiality and invention assignment agreement, Mr. Venkatesan will be entitled to receive a lump sum payment equal to six months base salary and 50 percent of any annual target bonus, if applicable, as well as up to six months of continued coverage under our group health plans as if he had remained employed. In the event that the filing of a definitive proxy statement relating to the special meeting occurs prior to December 31, 2023, and Mr. Venkatesan does not terminate his employment for good reason on or before the later of (i) December 31, 2023, or (ii) ten days following the filing of such definitive proxy statement, Mr. Venkatesan will not be entitled to the severance provided for under the Venkatesan letter agreement.
Additionally, the Venkatesan letter agreement provides that he will be eligible for the following retention bonuses, subject to his continued service through the applicable date:
•
$30,000, subject to his continued service through May 31, 2023;

•
$30,000, subject to his continued service through June 30, 2023;

•
$30,000, subject to his continued service through July 31, 2023; and

•
$250,000, subject to his continued service through filing of a definitive proxy statement relating to the special meeting, provided that such date occurs on or prior to December 31, 2023.

Employment Arrangements Following the Merger
As of the date of this proxy statement, none of our directors or executive officers have entered into an agreement with Applied, Merger Sub or any of their respective affiliates regarding the potential terms of their individual employment arrangements or other retention following the consummation of the merger, or the right to purchase or participate in the equity of the surviving corporation or one or more of its affiliates in connection with the merger. However, prior to the effective time of the merger, Applied, or its respective affiliates, may have discussions with certain of Embark’s employees (including certain of its executive officers) regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention, or the right to purchase or participate in the equity of the surviving corporation or one or more of its affiliates in connection with the merger. Any such agreements will not increase or decrease the per share price paid to our stockholders in the merger.
Closing and Effective Time of the Merger
The closing of the merger will take place as soon as possible in accordance with the terms of the merger agreement, but no later than the second business day after the satisfaction or waiver of all of the conditions to closing of the merger, other than conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of such conditions at the closing, unless another time, date or place is agreed to in writing by the parties but, in no case (unless otherwise agreed by Applied and Embark) will the closing occur before the earlier of (i) August 4, 2023 and (ii) the date on which the United States District Court for the Northern District of California presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC enters an order approving Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023. On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the DGCL. The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as we, Applied and Merger Sub may agree and specify in such certificate of merger).
Appraisal Rights
If the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) who (1) do not vote in favor of the adoption of the merger agreement, (2) properly demand an appraisal of their applicable shares of our common stock prior to the vote on the adoption of the merger agreement, (3) continuously hold of record or own beneficially their applicable shares through the effective time of the merger, (4) otherwise comply with the procedures of Section 262, including by satisfying certain ownership thresholds set forth therein, and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions of Section 262, seek appraisal of their shares in connection with the merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of shares of our common stock, all references in Section 262 and in this summary to a “beneficial owner” are to a person who is the beneficial owner of shares of our common stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to a “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. Stockholders (including beneficial owners of shares of our common stock) should carefully review the full text of Section 262 as well as the information discussed below.
Under Section 262, if the merger is completed, holders of record and beneficial owners of shares of our common stock who (1) submit a written demand for appraisal of such stockholder’s shares to Embark prior to the vote on the adoption of the merger agreement; (2) do not vote in favor of the adoption of the merger agreement; and (3) continuously hold of record or own beneficially such shares on the date of making the demand for appraisal through the effective time of the merger may be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the merger agreement, of the “fair value” of their shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to persons seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless (1) the total number of shares of our common stock entitled to appraisal exceeds one percent of the outstanding shares of our common stock as measured in accordance with subsection (g) of Section 262; or (2) the value of the merger consideration in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the effective time of the merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Embark’s notice to our stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the merger, any person who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the per share price described in the merger agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, Embark believes that if a person is considering exercising such rights, that person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our common stock must do ALL of the following:
•
such person must not vote in favor of the proposal to adopt the merger agreement;

•
such person must deliver to Embark a written demand for appraisal before the vote on the merger agreement at the special meeting; and

•
such person must continuously hold of record or beneficially own the shares from the date of making the demand through the effective time of the merger (a person will lose appraisal rights if the person transfers the shares before the effective time of the merger).

In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the merger agreement or abstain with respect to such proposal.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to Embark, before the vote on the adoption of the merger agreement at the special meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, in person at the special meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must hold of record or beneficially own the shares on the date the written demand for appraisal is made and must continue to hold or own, as applicable, the shares through the effective time of the merger. Neither voting (in person or by proxy) against the adoption of the merger agreement nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement.

A written demand for appraisal made by a stockholder of record must reasonably inform Embark of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares. A written demand for appraisal made by a beneficial owner must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the surviving corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Embark Technology, Inc.
321 Alabama Street
San Francisco, California 94110
Attention: Corporate Secretary
At any time within 60 days after the effective date of the merger, any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the per share price offered pursuant to the merger agreement, without interest and less any applicable withholding taxes, by delivering to Embark, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective time of the merger will require written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction for any application to the Delaware Court of Chancery made under Section 262(j) of the DGCL (a “reservation”); provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the merger consideration within 60 days after the effective time of the merger. If Embark, as the surviving corporation, does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any person who withdraws such person’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the merger agreement.
Notice by the Surviving Corporation
If the merger is completed, within 10 days after the effective time of the merger, the surviving corporation will notify each person who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective time of the merger, but not thereafter, the surviving corporation or any person who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder or beneficial owner, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders (including beneficial owners) should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our common stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our common stock within the time and in the manner prescribed in Section 262. If no petition for appraisal is filed with the Delaware Court of Chancery within

120 days after the effective time of the merger, persons’ rights to appraisal shall cease, and all such persons will be entitled to receive the consideration offered pursuant to the merger agreement without interest.
Within 120 days after the effective time of the merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which Embark has received demands for appraisal and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). The surviving corporation must send this statement to the requesting person within 10 days after receipt by the surviving corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the surviving corporation and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the surviving corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the surviving corporation.
After notice is provided to the applicable persons as required by the court, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person.
Pursuant to Section 262(g) of the DGCL, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who assert appraisal rights unless (1) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of our common stock as measured in accordance with Section 262(g) of the DGCL; or (2) the value of the merger consideration in respect of such shares exceeds $1 million.
Determination of Fair Value
Where proceedings are not dismissed, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest accrued before such voluntary cash payment, unless paid at that time. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and persons seeking appraisal should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the per share price. Neither Embark nor Applied anticipates offering more than the per share price to any persons exercising appraisal rights, and each of Embark and Applied reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than the per share price.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of our common stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, the person’s shares of our common stock will be deemed to have been converted at the effective time of the merger into the right to receive the per share price as provided in the merger agreement.
From and after the effective time of the merger, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share price for your dissenting shares in accordance with the merger agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Accounting Treatment
The merger is expected to be accounted for as a “purchase business combination” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of the material U.S. federal income tax consequences of the merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of our common stock whose shares are converted into the right to receive cash pursuant to the merger. This discussion is based upon the United States Internal Revenue Code of 1986, as amended (the “Code”). Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).
This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:
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tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes; insurance companies; controlled foreign corporations; passive foreign investment companies; mutual funds; dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; entities subject to the U.S. anti-inversion rules; holders who hold their common stock as “qualified small business stock” for purposes of Sections 1045 and 1202 of the Code; or certain former citizens or long-term residents of the United States;

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tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

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tax consequences to holders who received their shares of our common stock in a compensatory transaction or pursuant to the exercise of options or warrants or whose common stock is subject to employment-based vesting;

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tax consequences to holders whose “functional currency” is not the U.S. dollar;

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tax consequences to holders who hold their common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

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tax consequences arising from the Medicare tax on net investment income;

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tax consequences to holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of our common stock being taken into account in an “applicable financial statement” (as defined in the Code);

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the U.S. federal estate, gift or alternative minimum tax consequences, if any;

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any territory, state, local or non-U.S. tax consequences; or

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tax consequences to persons that do not vote in favor of the merger and who properly demand appraisal of their shares under Section 262.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of our common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of our common stock and partners therein should consult their tax advisors regarding the consequences of the merger.
No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN

TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY TERRITORY, STATE, LOCAL OR NON-U.S. TAX JURISDICTION.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code; or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of our common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock.
Non-U.S. Holders
General
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of our common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes. Subject to the discussion below relating to FATCA (as defined below), any gain realized by a Non-U.S. Holder pursuant to the merger generally will not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty);

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such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or

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Embark is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of our common stock (the “relevant period”) and, if shares of our common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (directly, indirectly or constructively) more than five percent of our common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its U.S. real property interests (as defined in the Code) equals or exceeds 50 percent of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, U.S. real property interests generally include land, improvements and associated personal property. We believe that we have not been, and do not anticipate becoming, a USRPHC at any time during the five-year period preceding the merger. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible consequences to them if we are a USRPHC.
Withholding on Foreign Entities
Sections 1471 through 1474 of the Code, and the Treasury Regulations and administrative guidance issued thereunder (“FATCA”), impose a U.S. federal withholding tax of 30 percent on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. While withholding under FATCA would have applied to payments of gross proceeds from the sale or other disposition of shares of our common stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. The U.S. Treasury Department has stated that taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.
Holders of our common stock are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the disposition of our common stock pursuant to the merger.
Information Reporting and Backup Withholding
Information reporting and backup withholding (at a current rate of 24 percent) may apply to the proceeds received by a holder pursuant to the merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form); or (2) a Non-U.S. Holder that (a) provides a certification of such Non-U.S. Holder’s non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form); or (b) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.
The Voting and Support Agreements
On May 25, 2023, in connection with the execution of the merger agreement (1) Alex Rodrigues and Brandon Moak, solely in their capacity as stockholders of Embark, entered into the founder voting and support agreement with Embark and Applied and (2) affiliates of Sequoia Capital (Sequoia Capital U.S. Growth Fund VII, L.P., Sequoia Capital U.S. Growth VII Principals Fund, L.P., Sequoia Capital U.S. Venture Fund XV, L.P., Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P., Sequoia Capital U.S. Venture Partners Fund XV, L.P. and Sequoia Capital U.S. Venture XV Principals Fund, L.P.), one of Embark’s major investors, entered into the major stockholder voting and support agreement with Embark and Applied.
In total, the stockholders that signed the voting and support agreements represent approximately 73 percent of Embark’s outstanding voting power based on the number of shares of common stock outstanding as of May 23, 2023 and as of the record date.
Under the voting and support agreements, the stockholders party thereto have agreed to vote their shares of common stock in favor of the adoption of the merger agreement and against (i) any action or agreement that would reasonably be expected to result in any condition to the merger not being satisfied prior to August 23, 2023, (ii) any acquisition proposal or (iii) any reorganization, recapitalization, liquidation or winding-up of Embark or any other extraordinary transaction involving Embark that would reasonably be expected to prevent, materially delay or materially impair the ability of Embark to consummate the transactions contemplated by the merger agreement.
The voting and support agreements terminate automatically upon the earliest to occur of (i) the effective time of the merger; (ii) the valid termination of the merger agreement in accordance with its terms; or (iii) the effectiveness of any amendment, modification or supplement to the merger agreement that decreases the per share price, changes the form of the consideration payable to our stockholders pursuant to the merger, imposes any material restrictions or any additional material conditions or is otherwise adverse to the stockholders party to the voting and support agreements.
The foregoing description of the voting and support agreements is qualified in its entirety by reference to the full text of the founder voting and support agreement and major stockholder voting and support agreement, copies of which are attached as Annex C and Annex D hereto.
Delisting and Deregistration of Our Class A Common Stock and Embark Warrants
If the merger is completed, our Class A common stock and Embark warrants will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. We will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of our Class A common stock or Embark warrants.
No Regulatory Approvals
The consummation of the merger and the other transactions contemplated by the merger agreement are not conditioned upon the receipt of any U.S. federal or state or ex-U.S. regulatory requirements or approvals.
Additional Transactions
Prior to the closing of the merger, we and Applied have agreed in principle to lease certain hardware, sell certain assets such as furniture, and provide an exclusive license to certain data sets to Applied, with a total aggregate value that is estimated to be between $0.5 million and $3.0 million.
Litigation Relating to the Merger
On June 26, 2023, a purported stockholder of Embark filed a complaint in the Court of Chancery of the State of Delaware against Embark and the members of the Embark Board, captioned Hanshew v. Embark Technology, Inc., et al, Case No. 2023-0654, asserting claims for breach of fiduciary duty (the “Complaint”).
The Complaint seeks, among other relief, to enjoin Embark from proceeding with the special meeting unless and until Embark cures certain alleged disclosure deficiencies in this proxy statement, to recover damages, and for an award of attorneys’ fees and costs.
Embark believes that the allegations are without merit. Additional lawsuits arising out of the merger may be filed in the future. No assurances can be made as to the outcome of such lawsuits or the Complaint.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER
We are asking you to approve the adoption of the merger agreement and approval of the merger. For a summary of and detailed information regarding this proposal, see the information about the merger agreement throughout this proxy statement, including the information set forth in the sections of this proxy statement captioned “The Merger” and “The Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.
The Embark Board unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve a proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If stockholders approve this proposal, we can adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the merger agreement. Among other things, approval of the proposal to adjourn the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting could mean that, even if we received proxies representing a sufficient number of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek stockholder approval to adjourn the special meeting if a quorum is not present. Finally, the chairperson of the special meeting is permitted by our bylaws to adjourn the special meeting even if our stockholders have not approved this proposal.
The Embark Board unanimously recommends that you vote “FOR” this proposal.

THE MERGER AGREEMENT
The following summary describes the material provisions of the merger agreement. The descriptions of the merger agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A. We encourage you to carefully read and consider the merger agreement, which is the legal document that governs the merger, in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement, and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the merger agreement (1) were made only for purposes of the merger agreement and as of specific dates; (2) were made solely for the benefit of the parties to the merger agreement; (3) may be subject to important qualifications, limitations and supplemental information agreed to by Applied and Embark in connection with negotiating the terms of the merger agreement; and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC and in some cases were qualified by confidential matters disclosed to Applied by Embark in connection with the merger agreement. In addition, the representations and warranties may have been included in the merger agreement for the purpose of allocating contractual risk between Applied and Embark rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the merger agreement may have the right not to consummate the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Our stockholders are not generally third-party beneficiaries under the merger agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Embark, Applied or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. None of the representations and warranties will survive the closing of the merger, and, therefore, they will have no legal effect under the merger agreement after the effective time of the merger. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Embark because Embark may take certain actions that are either expressly permitted in the confidential disclosure letter to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide you with any other factual information regarding Embark or Applied or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Embark and our business.
Closing and Effective Time of the Merger
Unless otherwise agreed by Applied and Embark, the closing of the merger will take place as promptly as practicable (and in no event later than the second business day) after the satisfaction or waiver (to the extent permitted under the merger agreement) of the last to be satisfied or waived of the conditions set forth in the merger agreement (other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver (to the extent permitted under the merger agreement) of such conditions), but, in no case will the closing occur before the earlier of (i) August 4, 2023 and (ii) the date on which the United States District Court for the Northern District of California presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC enters an order approving Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023.
On the closing date of the merger, the parties will file a certificate of merger with the Secretary of State of the State of Delaware as provided under the applicable law of the State of Delaware. The effective time of the merger will occur upon the filing of a certificate of merger with, and acceptance of that certificate by, the Secretary of State of the State of Delaware (or at a later time as Embark, Applied and Merger Sub may agree and specify in such certificate of merger).

Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger: (1) Merger Sub will be merged with and into Embark; (2) the separate existence of Merger Sub will cease; and (3) Embark will continue as the surviving corporation in the merger and as a wholly owned subsidiary of Applied. From and after the effective time of the merger, all the property, rights, privileges, immunities, powers, franchises and liabilities of Embark and Merger Sub are vested in the surviving corporation and the surviving corporation will continue to be governed by the laws of the State of Delaware.
The parties will take all necessary actions so that, at the effective time of the merger, the certificate of incorporation and bylaws of Embark are amended and restated as set forth in the certificate of merger attached to the merger agreement and the amended and restated bylaws attached to the merger agreement, respectively, until thereafter amended in accordance with the applicable provisions of the DGCL and the certificate of incorporation and bylaws of the surviving corporation.
The board of directors of the surviving corporation as of, and immediately following, the effective time of the merger will consist of the initial directors of Merger Sub, each to serve in accordance with the certificate of incorporation and bylaws of the surviving corporation until their successors shall have been duly elected or appointed and qualified. From and after the effective time of the merger, the initial officers of Merger Sub will be the officers of the surviving corporation, until their respective successors are duly appointed.
Conversion of Shares
Common Stock
Pursuant to the merger agreement, at the effective time of the merger, each share of our common stock outstanding immediately prior to the effective time of the merger (subject to certain exceptions, including shares of common stock owned by stockholders of Embark who have not voted in favor of the adoption of the merger agreement or approval of the merger and have properly exercised appraisal rights in accordance with Section 262) will be cancelled and extinguished and automatically converted into the right to receive $2.88 in cash without interest thereon, subject to applicable withholding taxes.
Warrants
In connection with execution of the merger agreement, Embark and Continental entered into the warrant amendment. The warrant amendment provides that, upon the completion of the merger, (i) the Warrant Price (as defined in the warrant agreement) will be reduced by an amount equal to the difference between (A) the Warrant Price in effect prior to such reduction minus (B) (I) the per share price minus (II) the Black-Scholes Warrant Value (as defined in the warrant amendment), and (ii) immediately following (and after giving effect to) the reduction of the Warrant Price as set forth in the immediately preceding clause (i) each outstanding Embark warrant will be automatically cancelled with no action required from Embark’s warrant holders and converted into a right to receive an amount in cash equal to the product of (1) the total number of shares of our common stock underlying such warrant multiplied by (2) the excess, if any, of the per share price over the Warrant Price, without interest and subject to any applicable withholding or other similar taxes required by applicable law.
Embark Options
Pursuant to the merger agreement, at the effective time of the merger, each outstanding vested in-the-money Embark option will automatically be cancelled and converted solely into the right to receive an amount in cash equal to (1) the total number of shares of common stock subject to such vested in-the-money Embark option multiplied by (2) the excess, if any, of $2.88 over the exercise price per share of such option, without interest and subject to applicable withholding or other taxes required by applicable law.Each outstanding Embark option that is not a vested in-the-money Embark option will automatically be cancelled at the effective time for no consideration.

Embark RSUs
Pursuant to the merger agreement, at the effective time of the merger, each Embark RSU that is outstanding and vested (but not yet settled) or vests at the effective time of the merger, after taking into account any accelerated vesting in connection with the merger, will automatically be cancelled and converted solely into the right to receive an amount in cash equal to (1) the total number of shares of common stock underlying such vested Embark RSU, multiplied by (2) $2.88, without interest and subject to applicable withholding or other taxes required by applicable law. Each Embark RSU that is not vested at the effective time of the merger will be automatically cancelled at the effective time of the merger for no consideration.
Embark PSUs
Pursuant to the merger agreement, at the effective time of the merger, each outstanding Embark PSU will automatically be cancelled for no consideration.
Paying Agent, Exchange Fund and Exchange and Payment Procedures
Prior to the closing of the merger, Applied will designate Continental as paying agent to make payments of the allocable portions of the merger consideration to which our stockholders and warrant holders are entitled under the merger agreement. At or prior to the closing of the merger, Applied will deposit (or cause to be deposited) with Continental cash constituting an amount equal to the aggregate merger consideration in accordance with the merger agreement.
Promptly following the closing of the merger (and in any event within three business days following the closing of the merger), Applied and the surviving corporation will cause Continental to mail or otherwise provide to each holder of record (as of immediately prior to the effective time of the merger) of a share certificate or uncertificated share of our common stock (other than dissenting shares and shares owned by Embark, Applied, Merger Sub or their subsidiaries), or a warrant certificate, or uncertificated warrant, (i) instructions for use in effecting the surrender of the share certificates, uncertificated shares, warrant certificates or uncertificated warrants, as applicable, in exchange for the merger consideration payable for such securities, and (ii) in the case of a holder of record of share certificates or warrant certificates, a customary form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the share certificate (or affidavits of loss in lieu thereof)).
Upon surrender of share certificates or warrant certificates for cancellation to Continental, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such share certificates or warrant certificates will be entitled to receive their applicable portion of the merger consideration (less any applicable withholding taxes deductible in respect thereof), and the share certificates and warrant certificates so surrendered will be cancelled.
Upon receipt of an “agent’s message” by Continental (or such other evidence, if any, of transfer as Continental may reasonably request) in the case of uncertificated shares and uncertificated warrants, the holders of such uncertificated shares and uncertificated warrants will be entitled to receive their applicable portion of the merger consideration (less any applicable withholding taxes deductible in respect thereof), and such uncertificated shares and uncertificated warrants so surrendered will be cancelled.
Continental will accept certificated shares, uncertificated shares, warrant certificates and uncertificated warrants upon compliance with the reasonable terms and conditions as Continental may impose to cause an orderly exchange of the certificated shares, uncertificated shares, warrant certificates and uncertificated warrants in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of the certificated shares, uncertificated shares, warrant certificates and uncertificated warrants on the merger consideration payable in exchange for such certificated shares, uncertificated shares, warrant certificates and uncertificated warrants.
Until surrendered, all outstanding certificated shares, uncertificated shares, warrant certificates and uncertificated warrants will be deemed from and after the effective time of the merger to evidence only the right to receive their applicable portion of the merger consideration, without interest thereon.

Any cash deposited with Continental that remains undistributed to the holders of share certificates, warrant certificates, uncertificated shares or uncertificated warrants on the date that is one year after the closing date of the merger will be delivered to Applied upon demand, and any holders of our common stock or warrants that were issued and outstanding immediately prior to the effective time of the merger who have not previously surrendered or transferred their share certificates, warrant certificates, uncertificated shares or uncertificated warrants for exchange will look solely to Applied for payment of their applicable portion of merger consideration payable in respect of the share certificates, warrant certificates, uncertificated shares or uncertificated warrants (subject to abandoned property, escheat or similar laws), as general creditors of Applied.
In the event that any share certificates or warrant certificates have been lost, stolen or destroyed, Continental will issue the holder of such certificate or warrant certificate the merger consideration payable to such person under the merger agreement upon the making of an affidavit of that share certificate or warrant certificate has been lost, stolen or destroyed by the holder. Applied or Continental may, in its discretion and as a condition precedent to the payment of such consideration, require the owners of such lost, stolen or destroyed share certificates or warrant certificates to deliver a bond in a reasonable amount as it may direct as indemnity against any claim that may be made against Applied, the surviving corporation or Continental with respect to the share certificates or warrant certificates alleged to have been lost, stolen or destroyed.
Representations and Warranties
The merger agreement contains representations and warranties of Embark, Applied and Merger Sub. Some of the representations and warranties in the merger agreement made by Embark are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the merger agreement, “Company Material Adverse Effect” means any change, event, condition, development, occurrence, effect or circumstance (an “effect”) that, individually or taken together with all other effects that exist at the date of determination of the occurrence of the Company Material Adverse Effect, has had or would reasonably be expected to have a material adverse effect on the intellectual property, assets, liabilities or financial condition of Embark or its subsidiaries, taken as a whole. No effects arising out of or resulting from the following (by itself or when aggregated) will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):
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general economic conditions in the United States or any other country or region in the world, or conditions in the global economy generally, including inflation or any changes in the rate of increase or decrease of inflation (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•
conditions in the financial markets, credit markets, equity markets, debt markets, currency markets or capital markets in the United States or any other country or region in the world, including (a) changes in interest rates or credit ratings in the United States or any other country; (b) changes in exchange rates for the currencies of any country; or (c) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

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conditions in the industries in which Embark and its subsidiaries conduct business or in any specific jurisdiction or geographical area in which Embark and its subsidiaries conduct business, or changes in such conditions, including the development, continuation or worsening of supply chain disruptions (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
•
regulatory, legislative or political conditions (including anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions) in the United States or any other country or region in the world (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

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any geopolitical conditions, outbreak of hostilities, armed conflicts, civil unrest, civil disobedience, acts of war, sabotage, terrorism (including cybercrime, cyberattack or cyberterrorism) or military actions (including, in each case, any escalation or worsening of any of the foregoing) in the United States or any other country or region in the world, including an outbreak or escalation of hostilities involving the United States or any other governmental authority or the declaration by the United States or any other governmental authority of a national emergency or war (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, nuclear incidents, foreign or domestic social protest or social unrest (whether or not violent), or other natural or man-made disasters, weather conditions, power outages or other force majeure events in the United States or any other country or region in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of governmental authorities) (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

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pandemics (including the COVID-19 pandemic), epidemics, plagues, contagious disease outbreaks or other comparable events (including quarantine restrictions mandated or recommended by any governmental authority, or escalation or worsening of any such events or occurrences, including, in each case, the response of governmental authorities (including COVID-19 measures)) in the United States or any other country or region in the world (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

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the execution, delivery, announcement or performance of the merger agreement or the pendency of the merger and the transactions contemplated thereby, including the impact thereof on the relationships, contractual or otherwise, of Embark and its subsidiaries with employees (including any employee attrition), suppliers, customers, partners, partners, lenders, lessors, vendors, governmental authorities or any other third person;

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the compliance by Embark with the terms of the merger agreement, including any action taken or refrained from being taken pursuant to or in accordance with the merger agreement;

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any action taken or refrained from being taken at the written request of Applied or resulting from Applied’s failure to grant any approval or consent requested by Embark to take any action restricted or prohibited by the merger agreement;

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changes or proposed changes in GAAP or other accounting standards or law (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, changes in the regulatory accounting requirements applicable to any industry in which Embark and its subsidiaries operate (including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof), or any action taken for the purpose of complying with GAAP or any law (including any action taken or not taken as required by any law, governmental authority or otherwise to respond to any political condition, force majeure event, or health crisis) (except to the extent that such effect has had a materially disproportionate adverse effect on Embark relative to the comparable companies operating in the industry in which Embark and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
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changes in the price or trading volume of Embark’s Class A common stock, in and of itself (it being understood that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded under such definition);

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any failure, in and of itself, by Embark and its subsidiaries to meet (A) any public estimates or expectations of Embark’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded under such definition);

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any (a) legal proceedings commenced or threatened by any person against Embark, Applied or Merger Sub relating to the merger or other transactions contemplated by the merger agreement or (b) other legal proceeding threatened, made or brought by any of Embark’s current or former stockholders (on their own behalf or on behalf of Embark) against Embark, any of its stockholders, executive officers or other employees or any member of the Embark Board (or any affiliates of any of the foregoing);

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any breach by Applied or Merger Sub of the merger agreement; or

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actions taken that are expressly described in a strategic alternatives disclosure confidentially delivered by Embark to Applied.

In the merger agreement, Embark has made customary representations and warranties to Applied and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement and Embark’s confidential disclosure letter to the merger agreement. These representations and warranties relate to, among other things:
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organization and qualification of Embark and its subsidiaries;

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Embark’s capitalization and ownership of its subsidiaries;

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corporate power and authority;

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the nature of the required approval of Embark’s stockholders;

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the approval of the Transaction Committee and the Embark Board;

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the absence of conflicts with applicable laws, organizational documents and certain agreements;

•
required consents and regulatory filings and approvals in connection with the merger agreement;

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Embark’s SEC reports and financial statements;

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Embark’s disclosure controls and procedures;

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the absence of undisclosed liabilities;

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the absence of certain changes;

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the accuracy of the information contained in this proxy statement;

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legal proceedings;

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compliance with law and orders;

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permits;

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employee benefit plans;

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employee and labor matters;

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environmental matters;

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real property and Embark’s title to assets;

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tax matters;

•
material contracts;

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intellectual property and privacy matters;

•
brokers;

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the opinion of Embark’s financial advisor;

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insurance policies;

•
related person transactions; and

•
TID U.S. business classification matters (as defined in the merger agreement).

In the merger agreement, Applied and Merger Sub have made customary representations and warranties to Embark that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement and Applied’s confidential disclosure letter to the merger agreement. These representations and warranties relate to, among other things:
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organization and qualification of Applied and Merger Sub;

•
corporate power and authority;

•
the absence of conflicts with applicable laws, organizational documents and certain agreements;

•
required consents and regulatory filings and approvals in connection with the merger agreement;

•
the absence of legal proceedings or orders;

•
ownership of Embark capital stock;

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brokers;

•
operations of Merger Sub;

•
the nature of the required approval of Applied stockholders;

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the sufficiency of funds available to Applied;

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stockholder and management arrangements;

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solvency; and

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foreign person status.

The representations and warranties of each of Embark, Applied and Merger Sub contained in the merger agreement will not survive the consummation of the merger.
Conduct of Business Pending the Merger
Other than as contemplated by the merger agreement, set forth in Embark’s confidential disclosure letter to the merger agreement or agreed to in writing by Applied or as may be required by law, from the date of the merger agreement to the earlier of the effective time of the merger or the date, if any, of termination of the merger agreement, Embark has agreed (except with respect to actions or omissions that constitute COVID-19 measures under the merger agreement) (1) to use its commercially reasonable efforts to preserve intact its material assets, properties, and contracts and (2) to not and to cause each of Embark’s subsidiaries not to:

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(i) except for the actions expressly described in certain portions of Embark’s strategic alternative disclosure made confidentially to Applied, sell, lease, exclusively license, transfer or dispose of any material assets of Embark and its subsidiaries (except, in the case of any of the foregoing, pursuant to (A) dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the business of Embark and its subsidiaries or (B) pursuant to any material contract of Embark. For purposes of the merger agreement, a material contract of Embark is defined as all contracts set forth, or required to be set forth, in Section 3.16(a) of Embark’s confidential disclosure letter and contracts that would be required to be filed by Embark as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), or disclosed as a “material contract” on Form 8-K or has been or would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act) or (ii) mortgage, pledge or otherwise encumber any assets or create any liens thereon;

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except as otherwise permitted pursuant to an exception to the covenants contained in Section 5.1 of the merger agreement, (i) accelerate, terminate or cancel any material contract of Embark, (ii) grant a material waiver or release, or assign any material right, obligation or claim under, any material contract of Embark, (iii) amend or modify any material contract of Embark in a manner that is adverse in any material respect to Embark and its subsidiaries, or (iv) enter into any contract which, if entered into prior to the date of the merger agreement would have been a material contract of Embark;

•
acquire or agree to acquire (by merger, consolidation or otherwise), or purchase an equity interest in or agree to purchase an equity interest in, or purchase or agree to purchase any asset of, or acquire an exclusive license of, any business, corporation, partnership, association or other business organization or division thereof;

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amend the charter or bylaws or the respective organizational documents of Embark or any of Embark’s subsidiaries;

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(i) establish a record date for, declare, set aside or pay any dividend or other distribution payable in cash, capital stock, property or otherwise with respect to any shares of its capital stock or other equity or voting interests, or make any other actual, constructive or deemed distribution in respect of its capital stock or other equity or voting interests, except for dividends or other distributions by a direct or indirect wholly owned subsidiary of Embark to its parent, (ii) pledge or encumber any of its capital stock or other equity or voting interests, or (iii) modify the terms of any of its capital stock or other equity or voting interests;

•
repurchase, redeem or otherwise reacquire any shares of our common stock, other equity securities of Embark, other ownership interests of any options, warrants or rights to acquire any such stock, securities or interests of Embark, other than in connection with (i) transactions involving only wholly owned subsidiaries of Embark in the ordinary course of business consistent with past practice, (ii) repurchases or reacquisitions of shares of Embark’s common stock at the lower of the original exercise price or the current fair market value of a share of Embark’s common stock pursuant to Embark’s right to repurchase or reacquire shares of common stock held by employees or other service providers of Embark and its subsidiaries in connection with termination of such person’s employment or engagement by Embark, (iii) net share withholding of taxes from employees of Embark and its subsidiaries in payment of withholding tax upon the settlement of any restricted stock units granted under any of Embark’s equity plans, or (iv) the cashless or net exercise of any Embark options, in each case of clauses (ii), (iii) and (iv), pursuant to the terms of such awards;

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split, combine or reclassify any outstanding shares of Embark’s capital stock;

•
issue, sell, dispose of or authorize, propose or agree to the issuance, sale or disposition by Embark or any of its subsidiaries of, any shares of, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any shares of, Embark’s capital stock, or any other securities in respect of, in lieu of, or in substitution for any class of its capital stock outstanding on the date hereof, except (i) for Embark’s Class A common stock issuable upon exercise or conversion of any options to purchase shares of Embark’s Class A common stock, including those granted under any of Embark’s equity plans, or other convertible securities outstanding as of the date hereof or issued or granted without material breach of the terms of the merger agreement, or (ii) for the settlement of Embark’s restricted stock units;
•
incur any indebtedness, or guarantee, assume or otherwise become responsible for any such indebtedness of another person, except for (i) loans or advances between members of Embark and its subsidiaries, and (ii) interest, fees, costs, and similar amounts accrued pursuant to any financing arrangement in effect on or prior to the date of the merger;

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make any loans or advances, except (i) to or for the benefit of a member of Embark and its subsidiaries or (ii) for advances for reimbursable employee or contractor expenses in the ordinary course of business consistent with past practices;

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except to the extent required by the specific terms of Embark’s benefit plans, (i) grant or amend any severance or termination pay to any current or former service provider, (ii) grant any incentive, bonus, equity or equity-based, or other similar awards, or accelerate the funding, vesting or payment of any compensation or benefit or make any increase in the salaries, bonuses or other compensation or benefits to any current or former service provider, (iii) adopt, amend, establish or enter into any material plan, policy or arrangement for the current or future benefit of any current or former service provider that would be a benefit plan if it were in existence on the date of the merger agreement, or (iv) hire or terminate (other than for cause) any service provider of Embark or any of its subsidiaries;

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execute, enter into, negotiate or amend any labor agreement;

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other than as required by GAAP (as determined by Embark’s independent auditor), revalue in any material respect any of its properties or assets, or change its tax accounting methods, principles or practices;

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(i) amend any income or other material tax return, (ii) make, change or revoke any material tax election, (iii) settle or compromise any material tax claim or assessment by any governmental authority, except to the extent that any such settlement or compromise does not exceed the amount of any tax reserves that have been established in Embark’s SEC reports (as defined in the merger agreement), (iv) surrender any right to claim a material tax refund, or (v) consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

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settle, compromise or otherwise resolve any legal proceedings other than the compromise or settlement of legal proceedings: that (i) (A) are for an amount for each such compromise or settlement that is, individually, less than $25,000 and for all such compromises or settlements that is, in the aggregate, less than $100,000, and (B) does not impose any injunctive relief on Embark or any of its subsidiaries (other than customary non-monetary restrictions that are ancillary to the monetary relief granted) and does not involve the admission of wrongdoing by Embark, any of Embark’s subsidiaries or any of their respective officers or directors, or (ii) settled in compliance with Section 6.12 of the merger agreement;

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make or commit to make any capital expenditures other than pursuant to contracts in effect on or prior to the date of the merger agreement;

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propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

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fail to maintain in all material respects its insurance policies;

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fail to take any action (including non-payment of fees) with respect to any registered intellectual property owned or purported to be owned by Embark and its subsidiaries with the relevant governmental authorities and domain name registrars that is reasonably necessary to maintain such registered intellectual property in full force and effect;

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(i) assign, transfer, sell, or dispose of or grant exclusive licenses to any material intellectual property owned by Embark, or (ii) terminate or transfer any license to Embark or its subsidiaries for any material third party intellectual property under a material contract of Embark, or under a contract entered into after the date of the merger agreement that would have been a material contract of Embark had it been entered into on or prior to the date of the merger agreement;

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grant rights or licenses in any of Embark’s intellectual property to any standards-setting organization (including any group or organization, such as special interest groups, forums, consortia, committees, working groups or associations) or to any third party in connection with the requirements of any standards-setting organization;

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request an adjournment, continuance, postponement, or delay (or consent to requests of the plaintiffs or any other party to any of the foregoing, or request that plaintiffs or any other party request any of the foregoing) of the District Court’s hearing in the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC to consider Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023; or

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enter into, authorize any of, or agree or commit in writing to enter into a contract to take any of the actions listed above.

Restrictions on Solicitation of Other Acquisition Offers
Under the merger agreement, during the period commencing on the date of the merger agreement and continuing until the earlier of the effective time of the merger or the date, if any, of termination of the merger agreement, Embark has agreed that it will, and will cause its subsidiaries to, and will instruct its legal advisors and financial advisors to, cease and cause to be terminated any discussions or negotiations with, cease providing any further non-public information with respect to Embark or its subsidiaries to, and terminate all access granted to any physical or electronic data room (or other access to diligence) to, any person and its affiliates or representatives that relates to, or that would reasonably be expected to lead to, an acquisition proposal.
Until the earlier of the effective time of the merger or the date, if any, of termination of the merger agreement, except as otherwise provided in the relevant provisions of the merger agreement, Embark and its subsidiaries will not, and will instruct their respective directors, executive officers and other representatives not to, and will not authorize or knowingly permit such persons to, directly or indirectly:
•
solicit, initiate, or propose the making, submission or announcement of, or knowingly induce, encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal (as defined below);

•
furnish to any person (other than to Applied and its affiliates and their respective representatives) any non-public information relating to Embark or its subsidiaries or afford to any person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Embark or its subsidiaries (other than Applied and its affiliates and their respective representatives), in any such case in connection with any acquisition proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

•
participate or engage in, or knowingly facilitate, discussions or negotiations with any person with respect to an acquisition proposal or with respect to any inquiries from any person relating to the making of an acquisition proposal (other than informing such persons of the non-solicitation provisions contained in the merger agreement and contacting the person making the acquisition proposal to the extent necessary to clarify the terms of the acquisition proposal);

•
approve, endorse, or recommend any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

•
enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than a confidentiality agreement executed, delivered and effective as of or after May 25, 2023, containing provisions that require any counterparty thereto (and any of its representatives) that receive material non-public information of Embark or its subsidiaries to keep such information confidential on terms at least as restrictive as the confidentiality agreement between Applied and Embark, provided that such confidentiality agreement may not include any provisions granting exclusivity to any person or prohibiting Embark from satisfying its obligations under the merger agreement or requiring Embark or its subsidiaries to pay or reimburse the fees and expenses of such other persons or its affiliates; or
•
authorize, propose or commit to do any of the foregoing.

During the period commencing on the date of the merger agreement and continuing until the earlier of the effective time of the merger or the date, if any, of termination of the merger agreement, Embark will not be required to enforce, and will be permitted to waive, any provision of any standstill provision in any confidentiality agreement or contract solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Embark Board (or any committee thereof) if Embark has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with its fiduciary duties under applicable law.
Promptly (and in any event within five business days) following May 25, 2023, Embark was required to request that each person (other than Applied and its representatives) that has executed a confidentiality agreement in the seven months prior to May 25, 2023 in connection with its consideration of an acquisition proposal promptly return or destroy, in accordance with the terms of such confidentiality agreement, all non-public information furnished to such person by or on behalf of Embark or its subsidiaries prior to May 25, 2023.
For purposes of this proxy statement and the merger agreement:
•
“acquisition proposal” means any offer or proposal (other than an offer or proposal by the Applied, Merger Sub or any of their affiliates) to engage in an acquisition transaction.

•
“acquisition transaction” means any transaction or series of related transactions (other than the transactions contemplated hereby) involving:

•
any direct or indirect purchase or other acquisition by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons, whether from Embark or any other person(s), of securities representing more than 15 percent of the total outstanding shares of any class of voting or equity securities of Embark after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any person or “group” of persons that, if consummated in accordance with its terms, would result in such person or “group” of persons beneficially owning more than 15 percent of the total outstanding shares of any class of voting or equity securities of Embark after giving effect to the consummation of such tender or exchange offer;

•
any direct or indirect purchase, or other acquisition (including by way of merger, amalgamation, consolidation, share exchange, business combination, joint venture, liquidation, dissolution, recapitalization, exclusive license, extraordinary dividend or reorganization) by any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons of assets constituting or accounting for more than 15 percent of the consolidated assets, Embark’s owned intellectual property, revenue or net income of Embark and its subsidiaries, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition);

•
any merger, amalgamation, consolidation, business combination, joint venture, recapitalization, reorganization, liquidation, dissolution or other transaction involving Embark pursuant to which the stockholders of Embark immediately preceding such transaction hold securities representing less than 85 percent of the total outstanding shares of any class of voting or equity securities of Embark after giving effect to the consummation of such transaction; or

•
any combination of the foregoing.

•
“superior proposal” means any bona fide acquisition proposal for an acquisition transaction on terms that the Embark Board (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel), if consummated, would be more favorable, from a financial point of view, to our stockholders (in their capacity as such) than the merger taking into account (a) any revisions to the merger agreement made or proposed in writing by Applied prior to the time of such determination, and (b) those factors and matters deemed relevant in good faith by the Embark Board (or any committee thereof), which factors shall include the legal, regulatory and financing aspects of the proposal (including certainty of, and timing of, closing), and the identity of the person making the proposal. For purposes of the reference to an “acquisition proposal” in this definition, all references to “15%” and “85% in the definition of “acquisition transaction” will be deemed to be references to “50%” and “50%” respectively.
The Embark Board’s Recommendation
The Transaction Committee, after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Embark Board; Reasons for the Merger,” unanimously: (1) determined that it was in the best interests of Embark and its stockholders to enter into the merger agreement upon and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; and (3) resolved to recommend that the Embark Board approve and adopt the merger agreement and the merger.
The Embark Board, acting upon the unanimous recommendation of the Transaction Committee and after considering various factors described in the section of this proxy statement captioned “The Merger — Recommendation of the Embark Board; Reasons for the Merger,” unanimously: (1) determined that it is in the best interests of Embark and its stockholders to enter into the merger agreement providing for the merger upon the terms and subject to the conditions set forth in the merger agreement; (2) approved, adopted and declared advisable the merger agreement and the merger; (3) recommended that Embark’s stockholders adopt the merger agreement and approve the merger; and (4) approved the execution and delivery of the merger agreement by Embark and the performance by Embark of its covenants and other obligations set forth in the merger agreement.
The Embark Board unanimously recommends that you vote: (1) “FOR” the adoption of the merger agreement and approval of the merger; and (2) “FOR” the adjournment of the special meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the special meeting.
Board Recommendation Change
Under the merger agreement, except as set forth below, the Embark Board will not:
•
withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger in a manner adverse to Applied in any material respect (including the failure of the Embark Board to publicly recommend against acceptance of such tender or exchange offer by Embark’s stockholders within 10 business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act);

•
adopt, approve, endorse, recommend or otherwise declare advisable an acquisition proposal;

•
fail to publicly reaffirm the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger within 10 business days (or, if the stockholder is scheduled to be held within 10 business days, then within one business day after Applied so requests in writing) after Applied requests such re-affirmation in writing following the occurrence of a material development that Applied believes, in good faith, has created uncertainty as to the position of the Embark Board or whether the requisite stockholder approval will be obtained;

•
take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Embark Board (or a committee thereof) to our stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); or

•
fail to include the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger in this proxy statement.

At any time prior to obtaining the requisite stockholder approval, the Embark Board (or a committee thereof) may effect a Embark Board recommendation change in response to an intervening event (as defined below) if the Embark Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would likely be inconsistent with its fiduciary duties pursuant to applicable law if and only if:
•
Embark has provided prior written notice to Applied at least four business days in advance to the effect that the Embark Board (or a committee thereof) has (A) so determined; and (B) resolved to effect a Embark Board recommendation change pursuant to the terms of the merger agreement, which notice is required to specify in reasonable detail the basis for such Embark Board recommendation change and describe the applicable intervening event in reasonable detail; and

•
prior to effecting such Embark Board recommendation change:

•
Embark and its representatives, during such four business day period (expiring at 5:00 p.m. (Prevailing Pacific Time) on the fourth business day), have negotiated with Applied and its representatives in good faith (to the extent that Applied requests to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that the Embark Board (or a committee thereof) no longer determines that the failure to make a Embark Board recommendation change in response to such intervening event would likely be inconsistent with its fiduciary duties pursuant to applicable law, and

•
following such four business day notice period referenced in the prior bullet point, the Embark Board (or a committee thereof) (after consultation with its outside legal counsel and taking into account Applied’s proposed revisions to the terms and conditions of the merger agreement) has determined that the failure of the Embark Board (or a committee thereof) to make change to the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger would likely be inconsistent with its fiduciary duties pursuant to applicable law.

Each time that material modifications or developments with respect to the intervening event occur (as reasonably determined by the Embark Board (or a committee thereof) in good faith), Embark is required to notify Applied of such modification and the notice period described above shall recommence and be extended for two business days from the later of (a) the delivery of such written notice to Applied or (b) the end of the original four business day notice period.
At any time prior to obtaining the requisite stockholder approval, the Embark Board may, if Embark has received a bona fide acquisition proposal that the Embark Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a superior proposal (a) make a Embark Board recommendation change with respect to such acquisition proposal, or (b) authorize Embark to terminate the merger agreement to enter into a definitive agreement with respect to such acquisition proposal, in each case, if and only if:
•
the Embark Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would likely be inconsistent with its fiduciary duties pursuant to applicable law;

•
Embark, its subsidiaries and its representatives have complied in all material respects with their obligations pursuant to the non-solicitation obligations in the merger agreement with respect to such acquisition proposal; and

•
Embark has provided prior written notice to Applied at least four business days in advance to the effect that the Embark Board (or a committee thereof) has:

•
received an acquisition proposal that has not been withdrawn;

•
concluded in good faith (after consultation with its financial advisors and outside legal counsel) that such acquisition proposal constitutes a superior proposal; and

•
resolved to effect a change in the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger or to terminate the merger agreement absent any revision to the terms and conditions of the merger agreement that would cause such acquisition proposal to cease to constitute a superior proposal.
Such notice must specify the basis for such Embark Board recommendation change or termination, including the identity of the person or “group” of persons making such acquisition proposal, the material terms thereof and copies of all relevant documents relating to such acquisition proposal.
Prior to effecting a change in the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger or terminating the merger agreement:
•
Embark and its representatives must have negotiated with Applied and its representatives in good faith (to the extent that Applied requests to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that such acquisition proposal would cease to constitute a superior proposal during the four business day notice period described above (which period shall expire at 11:59 p.m. (Prevailing Pacific Time) on the fourth business day of the notice period); and

•
the Embark Board (or a committee thereof) must have in good faith (after consultation with its financial advisor and outside legal counsel and taking into account Applied’s proposed revisions to the terms and conditions of the merger agreement) reaffirmed its determination that such acquisition proposal is a superior proposal at the end of the notice period.

Any material revisions, amendments, updates or supplements to such superior proposal will require a new written notice from Embark to Applied and Embark will be required to comply again with the requirements described above with respect to such new superior proposal, except that the new notice period will be three business days from the latter of (x) the delivery of such written notice to Applied and (y) the end of the original four business day notice period described above.
For purposes of this proxy statement and the merger agreement, “intervening event” means any material event or development or material change in circumstances after May 25, 2023 with respect to Embark that:
•
was not known to, or reasonably foreseeable by, the Embark Board as of May 25, 2023; and

•
does not relate to:

•
any acquisition proposal;

•
the mere fact, in and of itself, that Embark meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of our Class A common stock (for clarity, the underlying cause of any of the foregoing in this bullet point may be considered and taken into account);

•
any change, action, event, condition, state of facts or effect relating to Applied, Merger Sub or any of their respective affiliates; or

•
any development or change in the industry in which Embark and its subsidiaries operate or conditions in the United States or other jurisdictions where Embark and its subsidiaries operate.

So long as the Embark Board expressly reaffirms the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger in any such public disclosure (other than in a customary “stop, look and listen” communication to the Embark’s stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act), nothing in the merger agreement prohibits Embark or the Embark Board (or a committee thereof) from:
•
taking and disclosing to Embark’s stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Embark Board (or a committee thereof) to Embark’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication);

•
complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act;

•
informing any person of the existence of the non-solicitation provisions contained in the merger agreement; or

•
making any disclosure to Embark’s stockholders (including regarding the business, financial condition or results of operations of Embark and its subsidiaries) that the Embark Board (or a committee thereof) has determined to make in good faith in order to comply with applicable law, regulation or stock exchange rule or listing agreement. For clarity, (i) any such statement or disclosure made by the Embark Board (or a committee thereof) pursuant to the foregoing exceptions must be subject to the terms and conditions of the merger agreement and will not limit or otherwise affect the obligations of Embark or the Embark Board (or any committee thereof) and the rights of Applied under the non-solicitation provisions of the merger agreement, and (ii) nothing in the foregoing will be deemed to permit Embark or the Embark Board (or a committee thereof) to effect a Embark Board recommendation change other than in accordance with provisions of the merger agreement governing changes in the Embark Board recommendation or the entry into an alternative definitive agreement.

Factually accurate public statements by Embark or the Embark Board (or a committee thereof) that solely:
•
describes Embark’s receipt of an acquisition proposal,

•
identifies the person making such acquisition proposal,

•
provides the material terms of such acquisition proposal, or

•
describes the operation of the merger agreement

will not, in and of itself, be deemed to be:
•
a withholding, withdrawal, amendment, or modification, or proposal by the Embark Board (or a committee thereof) to withhold, withdraw, amend or modify, the recommendation of the Embark Board that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger;

•
an adoption, approval or recommendation with respect to such acquisition proposal; or

•
an Embark Board recommendation change.

Stockholder Meeting
Embark will, as soon as reasonably practicable following the mailing (or other dissemination) of this proxy statement to our stockholders, (1) establish a record date for and give notice of a meeting of its stockholders, for the purpose of voting upon the approval of the merger and holding the requisite stockholder vote, and (2) duly call, convene and hold the special meeting. Embark is permitted to postpone or adjourn the special meeting in certain circumstances related to soliciting additional proxies or requirements of applicable law.
Efforts to Close the Merger
The parties to the merger agreement agreed to use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the merger agreement and to cause the conditions to the merger to be satisfied, including using reasonable best efforts to accomplish the following:
•
obtaining all consents from governmental authorities;

•
making all registrations, declarations and filings with governmental authorities, in each case that are necessary or advisable to consummate the merger;

•
obtaining all consents and delivering all notifications pursuant to any material contracts of Embark in connection with the merger agreement and the consummation of the merger so as to maintain and preserve the benefits to the surviving corporation of such material contracts of Embark as of and following the consummation of the merger; however, with respect to Embark, Embark is not obligated to send any notification or to seek any consent pursuant to any material contract unless and until Applied requests in writing (including by email) that Embark do so; and
•
executing and delivering any contracts and other instruments that are reasonably necessary to consummate the merger.

Notwithstanding the foregoing, neither Embark, nor any of its subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the merger, including in connection with obtaining any consent pursuant to any material contract of Embark.
The parties to the merger agreement have also agreed to not take any action, or omit to take any action, that is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting (i) the consummation of the merger; or (ii) the ability of the parties to fully perform their obligations pursuant to the merger agreement. No action by Embark and its subsidiaries or Applied, Merger Sub or their subsidiaries taken (or failed to be taken) in compliance with the express terms of the merger agreement will be considered a violation of the covenant set forth in the prior sentence.
Notwithstanding the foregoing, if any legal proceeding is instituted (or threatened in writing to be instituted) challenging any transaction contemplated by the merger agreement, none of Embark, Applied, or Merger Sub will be under any obligation to: (a) litigate or contest any such legal proceeding or any order, whether temporary, preliminary or permanent, or (b) make proposals, execute or carry out agreements or submit to orders providing for (i) the sale, divestiture or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Embark, Applied or Merger Sub or (ii) the imposition of any limitation on the ability of Embark, Applied or Merger Sub to freely conduct their respective businesses.
Indemnification and Insurance
For six years after the effective time of the merger, the surviving corporation and its subsidiaries will (and Applied will cause the surviving corporation and its subsidiaries to) honor and fulfill, in all respects, the obligations of Embark and its subsidiaries pursuant to (i) any indemnification agreements set forth on, or described in the confidential disclosure letter delivered by Embark to Applied, between Embark or any of its subsidiaries and any of our current or former directors or officers (and any person who becomes a director or officer of Embark or any of its subsidiaries prior to the effective time of the merger) for any acts or omissions by such persons or employees occurring prior to the effective time of the merger and (ii) any indemnification, exculpation and advancement of expenses provision set forth in the certificates of incorporation, bylaws, and other similar organizational documents of Embark and its subsidiaries as in effect on May 25, 2023.
Without limiting the generality of the preceding paragraph, during the period commencing at the effective time of the merger and ending on the sixth anniversary of the effective time of the merger, Applied and the surviving corporation will (and Applied will cause the surviving corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable law or pursuant to any indemnification agreements with Embark and any of its subsidiaries in effect prior to the closing of the merger, each of our current and former directors and officers (including any person that becomes a director or officer of Embark prior to the effective time of the merger) from and against any costs, fees and expenses (including advancing costs (including attorneys’ fees and investigation expenses)), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, whether civil, criminal, administrative or investigative, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such persons capacity as a director, officer, employee or agent of Embark or its subsidiaries or its affiliates to the extent that such action or omission, or alleged action or omission, occurred prior to or at the effective time of the merger, whether asserted or claimed prior to, at or after the effective time of the merger; and (ii) the merger, as well as any actions taken by Embark or Applied and Merger Sub with respect thereto (including any disposition of assets of the surviving corporation or any of its subsidiaries that is alleged to have rendered any of the surviving corporation or any of its subsidiaries insolvent), except that if, at any time prior to the sixth anniversary of the effective time of the merger, any indemnified person delivers to Applied a written notice asserting a claim for indemnification pursuant to the indemnification provisions of the merger agreement, then the claim asserted in such notice will survive the sixth anniversary of the effective time of the merger until such claim is fully and finally resolved. In the event an indemnified person is or becomes involved in any indemnified proceeding, Applied shall, or shall cause the surviving corporation to, pay reasonable out of pocket expenses in advance of the final disposition of any such indemnified proceeding to each indemnified person to the fullest extent permitted by law.
Prior to the closing of the merger, Embark will purchase (i) from its existing directors’ and officers’ liability insurance carriers a prepaid “tail” policy with respect to its directors’ and officers’ liability insurance in effect on the date hereof that provides for (A) $15 million in “Side ABC” coverage and (B) $10 million in “Side A Coverage” and (ii) from an insurance carrier with the same or better credit rating its directors’ and officers’ liability insurance carriers on May 25, 2023, a prepaid “tail” policy with respect to the directors’ and officers’ liability insurance in effect on May 25, 2023 that provides for $15 million in additional “Side A” coverage.
If Embark is unable to obtain the policies described in this paragraph after using commercially reasonable efforts, Embark will purchase a prepaid “tail” policy with respect to its directors’ and officers’ liability insurance in effect on May 25, 2023 from an insurance carrier with the same or better credit ratings as its directors’ and officers’ liability insurance carriers on May 25, 2023; provided, that the aggregate cost for such alternative policy shall not be in excess of 350 percent of the aggregate annualized amount paid or payable by Embark for coverage for the current fiscal year. The surviving corporation will (and Applied will cause the surviving corporation to) maintain the foregoing insurance policies in full force and effect and continue to honor its obligations thereunder for so long as such insurance policies are in full force and effect.
For more information, refer to the section of this proxy statement captioned “The Merger — Interests of Embark’s Directors and Executive Officers in the Merger.”
Conditions to the Closing of the Merger
The obligations of Applied, Merger Sub and Embark, as applicable, to consummate the merger are subject to the satisfaction or waiver of certain conditions, including the following:
•
the adoption of the merger agreement and approval of the merger by the requisite affirmative vote of Embark’s stockholders; and

•
the absence of any then-effective law or order enacted, issued, promulgated, entered, enforced or deemed applicable by any governmental authority in any competent jurisdictions which has the effect of rendering illegal or otherwise prohibiting consummation of the merger, or otherwise preventing the consummation of the merger.

The obligations of Applied and Merger Sub to consummate the merger are subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived by Applied:
•
other than the representations and warranties described in the following two bullet points, the accuracy of the representations and warranties of Embark, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made, except for such failures to be true and correct that would not have a Company Material Adverse Effect;

•
the accuracy of the representations and warranties of Embark relating to organization and qualification, corporate power and authority, brokers fees, and opinion of financial advisor, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made in all material respects;

•
the accuracy of the representations and warranties of Embark relating to capitalization, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made except for de minimis inaccuracies;

•
Embark having performed and complied in all material respects with the obligations required by the merger agreement to be performed or complied with by it on or prior to the closing of the merger;

•
the absence of any Company Material Adverse Effect having occurred following May 25, 2023 that is continuing; and

•
receipt by Applied and Merger Sub of a certificate, validly executed for and on behalf of Embark and in the name of Embark by a duly authorized officer thereof, certifying that the conditions set forth in the merger agreement have been satisfied.

The obligation of Embark to consummate the merger is subject to the satisfaction or waiver of each of the following additional conditions, any of which may be waived by Embark:
•
the accuracy of the representations and warranties of Applied and Merger Sub in the merger agreement, subject to applicable materiality or other qualifiers, as of the date of the merger agreement, the date of the closing of the merger or the date in respect of which such representation or warranty was specifically made;

•
Applied and Merger Sub having performed and complied in all material respects with the covenants and obligations required by the merger agreement to be performed or complied with by Applied or Merger Sub on or prior to the closing of the merger; and

•
receipt by Embark of a certificate, validly executed for and on behalf of Applied and Merger Sub and in the respective names of Applied and Merger Sub by a duly authorized officer thereof, certifying that the conditions set forth in the merger agreement have been satisfied.

None of Embark, Applied or Merger Sub may rely, either as a basis for not consummating the merger or as a basis for terminating the merger and abandoning the merger, on the failure of any condition set forth in the merger agreement to be satisfied if such failure was caused by any action or omission of such party of any of its affiliates, including those that may give rise to a breach of the merger agreement.
Termination of the Merger Agreement
The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the adoption of the merger agreement and approval of the merger by our stockholders (except as otherwise provided in the merger agreement), in the following ways:
•
by mutual written agreement of Embark and Applied;

•
by either Embark or Applied if:

•
prior to the consummation of the merger, any order issued by any governmental authority of competent jurisdiction is in effect that permanently prohibits, makes illegal or enjoins the consummation of the merger and has become final and non-appealable, except that the right to terminate the merger pursuant to this provision will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the merger agreement) has been a principal cause of, or resulted in, such order (or such order becoming final and non-appealable);

•
prior to the consummation of the merger, any law shall have been enacted, entered, enforced or deemed applicable to the merger that permanently prohibits, makes illegal or enjoins the consummation of the merger;

•
the merger has not been consummated by 11:59 p.m. (Pacific Time) on August 23, 2023, subject to an automatic extension to November 21, 2023, if

•
Embark files a definitive proxy statement relating to the special meeting with the SEC on or before June 23, 2023,

•
the SEC provides comments to this preliminary proxy statement, or

•
a governmental authority commences a legal proceeding to obtain an order prohibiting the merger, making the merger illegal or enjoining the consummation of the merger; or

•
prior to the consummation of the merger, Embark fails to obtain the requisite stockholder approval at the special meeting (or any adjournment or postponement thereof) at which a vote is taken on the merger agreement.

•
by Embark if:

•
subject to a 30-day cure period, Applied or Merger Sub has breached or failed to perform any of their respective representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure would give rise to the failure of relevant conditions to effect the consummation of the merger; or

•
prior to Embark’s stockholders’ adoption of the merger agreement,

•
Embark receives a superior proposal,

•
the Embark Board authorizes Embark to enter into a definition acquisition agreement to consummate the transaction contemplated by the superior proposal,

•
Embark has complied in all material respects with its covenants in Section 5.2 of the merger agreement with respect to such superior proposal, and

•
concurrently with the termination of the merger agreement, Embark enters into an acquisition agreement to consummate the transaction contemplated by the superior proposal and pays Applied any termination fees due under the merger agreement.

•
by Applied if:

•
subject to a 30-day cure period, Embark has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure would give rise to the failure of relevant conditions to effect the consummation of the merger;

•
the Embark Board changes its recommendation that the holders of shares of our common stock vote “FOR” the proposal to adopt the merger agreement and approve the merger;

•
Embark has committed a willful breach of its non-solicitation or negotiation covenant of the merger agreement; or

•
on or prior to August 4, 2023, the District Court presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC has entered an order denying Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023.

In the event the merger agreement is terminated pursuant to the termination rights above, prompt written notice thereof must be given to the other party or parties specifying the provisions of the merger agreement pursuant to which the termination was made and the facts and circumstances for such termination, and the merger agreement will be of no further force and effect without liability of any party thereto (or any affiliates of such party or any partner, member, manager, stockholder or other representative of the foregoing), except that certain sections of the merger agreement will survive the termination of the merger agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, no termination of the merger agreement will relieve any party or other person from any liability resulting from any fraud or willful breach of the merger agreement.
Termination Fees and Remedies
The merger agreement contains certain termination rights for Embark and Applied as described in the immediately preceding section. Upon valid termination of the merger agreement under specified circumstances, Embark will be required to pay, at the direction of Applied, a termination fee of $3,000,000. Specifically, this termination fee will be payable by Embark to Applied if:
•
the merger agreement is validly terminated because of the outside date termination, the stockholder vote-down termination or the Embark breach termination, and prior to such termination, Embark publicly announces or discloses a third-party proposal for an acquisition transaction with Embark and within one year of the termination of the agreement, either an acquisition transaction is consummated or Embark enters into a definitive agreement for such an acquisition transaction;

•
the merger agreement is validly terminated by Applied if the Embark Board has made a board recommendation change or Embark has committed a willful breach of its non-solicitation or negotiation covenant of the merger agreement; or

•
the merger agreement is terminated by Embark to enter into a definitive agreement with respect to a superior proposal.

Applied’s right to receive the termination fee in the event of any applicable termination of the merger agreement will constitute the sole and exclusive monetary remedy of Applied against Embark in the event of any such termination.
If the merger agreement is terminated by Applied pursuant to its right to terminate the merger agreement on or prior to August 4, 2023, if the District Court presiding over the legal proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC shall have entered an order denying Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, which was filed on May 17, 2023, Applied will pay or cause to be paid to Embark or its designee a termination fee in the amount of $1,000,000, which payment will represent the sole and exclusive monetary remedy of Embark against Applied and Merger Sub in the event of such termination.
The merger agreement also provides that Embark, Applied and Merger Sub are entitled to specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement.
Neither Applied nor Embark is required to pay to the other a termination fee on more than one occasion.
Fees and Expenses
Except as expressly set forth in the merger agreement, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement will be paid by the party incurring such fees and expenses. All documentary, sales, use, real property transfer, registration, transfer, stamp, recording and similar taxes and fees incurred in connection with the consummation of the merger shall be timely and duly paid by Applied other than certain transfer taxes to be paid as a result of transfers of ownership not registered in the stock transfer books of Embark.
No Third Party Beneficiaries
The merger agreement is not intended to and will not confer upon any person other than the parties thereto any rights or remedies thereunder, except (1) as set forth in or contemplated by the merger agreement, (2) the right of our stockholders and holders of Embark options and Embark RSUs and Embark warrants to receive their applicable portion of the merger consideration, and (3) with respect to the director and officer indemnification rights and obligations described in the section of this proxy statement titled “Merger Agreement — Indemnification and Insurance,” such rights are intended to benefit the indemnified directors and officers of Embark.
Assignment
None of Embark, Applied or Merger Sub may assign the merger agreement or any of its rights, interests, or obligations thereunder without the prior written approval of the other parties to the merger agreement, except that Applied and Merger Sub have the right to assign all or any portion of their respective rights and obligations pursuant to the merger agreement (a) in connection with a merger or consolidation involving Applied and Merger Sub or other disposition of all or substantially all of the assets of Applied and Merger Sub or the surviving corporation; or (b) to any of their respective affiliates, if and only if such assignment does not impede or delay the consummation of the merger or otherwise materially impede the rights of the holders of our capital stock, Embark warrants, Embark RSUs, or Embark options pursuant to the merger agreement. Subject to the preceding sentence, the merger agreement is binding upon and will inure to the benefit of Embark, Applied and Merger Sub and their respective successors and permitted assigns. No assignment by any party to the merger agreement will relieve such party of any of its obligations thereunder.

Amendment and Waiver
Subject to applicable law and subject to the other provisions of the merger agreement, the merger agreement may be amended by Embark, Applied and Merger Sub at any time by execution of an instrument in writing signed on behalf of each of the Applied and Merger Sub and Embark (pursuant to authorized action by the Embark Board (or a committee thereof)). If the merger agreement has been adopted by the holders of a majority of the voting power represented by our common stock that are outstanding and entitled to vote thereon at the stockholder meeting, no amendment may be made to the merger agreement that requires the approval of our stockholders pursuant to the DGCL without such approval.
At any time and from time to time prior to the effective time of the merger, any party to the merger agreement may, to the extent legally allowed and except as otherwise set forth in the merger agreement, (a) extend the time for the performance of any of the obligations or other acts of the other parties to the merger agreement, as applicable; (b) waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant thereto; and (c) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement. Any agreement on the part of Embark, Applied or Merger Sub to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. No failure or delay by any party in exercising any right, power or privilege under the merger agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise expressly provided in the merger agreement, the rights and remedies provided in the merger agreement shall be cumulative and not exclusive of any rights or remedies provided by applicable law.
Governing Law and Venue
The merger agreement and all claims, causes of action (whether in contract, tort or statute) or other matters that may result from, arise out of, be in connection with or relating to the merger agreement, any related agreement (in each case, other than a related agreement that expressly selects a different governing law), or the negotiation, administration, performance, or enforcement of the merger agreement or any related agreement (in each case, other than a related agreement that expressly selects a different governing law), including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with the merger agreement or any related agreement (in each case, other than a related agreement that expressly selects a different governing law), shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.
Waiver of Jury Trial
Each of the parties irrevocably waived all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to the merger agreement or any other relevant matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of May 31, 2023 for:
•
each of our directors;

•
each of our named executive officers;

•
all of our current directors and executive officers as a group; and

•
each person or group who beneficially owned more than five percent of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 19,751,498 shares of our Class A common stock and 4,353,948 shares of our Class B common stock outstanding as of May 31, 2023. We have deemed shares of our common stock subject to Embark options that are currently exercisable or exercisable within 60 days of May 31, 2023 or issuable pursuant to Embark RSUs which are subject to vesting conditions expected to occur within 60 days of May 31, 2023 to be outstanding and to be beneficially owned by the person holding the stock option or Embark RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Embark Technology, Inc., 321 Alabama Street, San Francisco, California 94110. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.
Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock(2)%		Number of Shares of Class B Common Stock	%	Percent of Total Voting Power(3)
5% Holders
BML Investment Partners, L.P.(4)	994,355	5.0%	—	*	1.6%
Entities Affiliated With Sequoia Capital(5)	2,657,204	13.5%	—	*	4.2%
Data Collective IV, L.P.(6)	3,186,008	16.1%	—	*	5.0%
Directors and Executive Officers
Alex Rodrigues(7)	—	*	2,501,716	57.5%	39.5%
Brandon Moak(8)	—	*	1,852,232	42.5%	29.3%
Richard Hawwa(9)	49,087	*	—	*	*
Morgan Dioli	—	*	—	*	*
Siddhartha Venkatesan(10)	38,332	*	—	*	*
Elaine Chao(11)	9,884	*	—	*	*
Pat Grady(12)	2,665,736	13.5%	—	*	4.2%
Patricia Chiodo(13)	13,059	*	—	*	*
Ian Robertson(14)	7,929	*	—	*	*
Penelope Herscher(15)	8,447	*	—	*	*
All directors and officers as a group (ten individuals)	2,792,474	14.1%	4,353,948	100.0%	73.2%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 321 Alabama Street, San Francisco, California 94110.

(2)
Does not include shares of our Class B common Stock, which are convertible into shares of Class A common stock on a share-for-share basis.

(3)
Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. Each holder of Class B common stock is entitled to 10 votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to Embark’s stockholders for a vote. Our Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of Embark’s stockholders, except as may otherwise be required by law.

(4)
Based solely on a Schedule 13G filed with the SEC on March 17, 2023, reporting beneficial ownership of 994,355 shares of Class A common stock held of record by BML Investment Partners, L.P. BML Investment Partners, L.P. is a Delaware limited partnership whose sole general partner is BML Capital Management, LLC. The managing member of BML Capital Management, LLC is Braden M. Leonard. As a result, Braden M. Leonard is deemed to be the indirect owner of the shares held directly by BML Investment Partners, L.P. Despite such shared beneficial ownership, the reporting persons disclaim that they constitute a statutory group within the meaning of Rule 13d-5(b)(1) of the Exchange Act. The address for BML Investment Partners, L.P. is 65 E Cedar — Suite 2, Zionsville, IN 46077.

(5)
Based solely on a Schedule 13D/A filed with the SEC on May 26, 2023, reporting beneficial ownership of (i) 933,966 shares of Class A common stock held of record by Sequoia Capital U.S. Growth Fund VII, L.P. (“GFVII”); (ii) 55,342 shares of Class A common stock held of record by Sequoia Capital U.S. Growth VII Principals Fund, L.P. (“GFVII PF,” and collectively with GFVII, the “GFVII Funds”); (iii) 1,281,580 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Fund XV, L.P. (“SC XV”); (iv) 77,130 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV (Q), L.P. (“STPQ XV”); (v) 27,704 shares of Class A common stock held of record by Sequoia Capital U.S. Venture Partners Fund XV, L.P. (“STP XV”); and (vi) 281,482 shares of Class A common stock held of record by Sequoia Capital U.S. Venture XV Principals Fund, L.P. (“SC XV PF,” collectively with SC XV, STPQ XV and STP XV, the “SC XV Funds”). SC US (TTGP), Ltd. is (i) the general partner of SC U.S. Growth VII Management, L.P., which is the general partner of each of the GFVII Funds, and (ii) the general partner of SC U.S. Venture XV Management, L.P., which is the general partner of each of the SC XV Funds. The directors and stockholders SC U.S. Venture XV Management, L.P. who exercise voting and investment discretion with respect to the SC XV Funds include Douglas Leone, Roelof Botha, Alfred Lin and James Goetz. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds include Pat Grady, one of Embark Technology’s director nominees. The directors and stockholders of SC US (TTGP), Ltd. who exercise voting and investment discretion with respect to the GFVII Funds include Douglas Leone, Roelof Botha, Pat Grady, Carl Eschenback and James Goetz. Mr. Grady expressly disclaims beneficial ownership of the shares held by the GF VII Funds. The address for each of the Sequoia Capital entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(6)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2023, reporting beneficial ownership of 3,186,008 shares of Class A common stock held of record by Data Collective IV, L.P. Data Collective IV GP, LLC, or DCVC IV GP, is the general partner of Data Collective IV, L.P. (“DCVC IV”). Zachary Bogue and Matthew Ocko are the managing members of DCVC IV GP. Zachary Bogue and Matthew Ocko exercise voting and dispositive power over the shares held by DCVC IV. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.

(7)
Consists of shares of Class B common stock held of record by Mr. Rodrigues as grantor-trustee of the Alex Rodrigues Living Trust. Does not include 1,852,232 shares of Class B common stock held by Brandon Moak over which Mr. Rodrigues exercises voting rights pursuant to the Proxy Agreement (as defined below).

(8)
Consists of shares of Class B common stock held of record by Mr. Moak as grantor-trustee of the Brandon Moak Living Trust. Pursuant to the proxy voting agreement, dated November 10, 2021 (the “Proxy Agreement”), Mr. Moak has granted Alex Rodrigues an irrevocable proxy to vote all shares of our Class B common stock held by Mr. Moak on all matters submitted to a vote of stockholders of Embark at an annual or special meeting of stockholders or through the solicitation of a written consent of stockholders (whether of any individual class of stock or of multiple classes of stock voting together) other than with respect to certain expected matters as provided in the Proxy Agreement, for so long the agreement is in effect and Mr. Rodrigues has a higher number of Class B common stock shares than Mr. Moak.
(9)
Consists of (a) 41,986 shares of Class A common stock held of record by Mr. Hawwa and (b) 7,101 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023. Mr. Hawwa served as an executive officer of Embark until April 2023. The information reported is based on the most recently available information to Embark concerning Mr. Hawwa’s holdings.

(10)
Consists of (a) 22,980 shares of Class A common stock held of record by Mr. Venkatesan and (b) 15,352 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023.

(11)
Consists of (a) 7,413 shares of Class A common stock held of record by Ms. Chao and (b) 2,471 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023.

(12)
Consists of (a) 6,061 shares of Class A common stock held by Mr. Grady, (b) 2,471 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023 and (c) shares listed in footnote 2 above to be held of record by entities affiliated with Sequoia Capital. Mr. Grady, one of Embark’s director nominees, is a partner of Sequoia Capital and, therefore, may be deemed to exercise voting and investment discretion with respect to the shares listed in footnote 3 above. Mr. Grady disclaims beneficial ownership of the shares held by the Sequoia Capital entities.

(13)
Consists of (a) 10,515 shares of Class A common stock held of record by Ms. Chiodo and (b) 2,544 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023.

(14)
Consists of (a) 5,458 shares of Class A common stock held of record by Mr. Robertson and (b) 2,471 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023. Techno Whiz Kid Inc. is the record holder of such shares and Embark RSUs, and Techno Whiz Kid Inc. is controlled by Mr. Robertson. The address for Mr. Robertson is 4801 Main Street, Suite 1000 Kansas City, Missouri 64112. The address for Techno Whiz Kid Inc. is 6 Raymar Place, Oakville, Ontario Canada L6J 6M1.

(15)
Consists of (a) 4,352 shares of Class A common stock held of record by Ms. Herscher and (b) 4,095 shares issuable upon vesting and settlement of Embark RSUs within 60 days of May 31, 2023.

FUTURE STOCKHOLDER PROPOSALS
If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of our stockholders. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in stockholder meetings.
Embark will hold an annual meeting of stockholders in 2023 only if the merger has not already been completed and Embark remains a public company.
For a stockholder who intends to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 annual meeting of stockholders (the “2023 annual meeting”), if held, our Corporate Secretary must have received the written proposal at our principal executive offices not later than December 31, 2022; provided, if the 2023 annual meeting is changed by more than 30 days from the date of our previous year’s annual meeting, then the deadline will be a reasonable time before we begin to print and send our proxy materials. No such proposals have been received. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Embark’s bylaws establish an advance notice procedure with regard to specified matters to be brought before an annual meeting of stockholders but not included in our proxy materials. To be timely for our 2023 annual meeting, our Corporate Secretary must have received the required written notice at our principal executive offices not earlier than February 9, 2023, and not later than March 11, 2023. However, if the 2023 annual meeting is more than 30 days before or more than 60 days after the one year anniversary of the 2022 annual meeting of stockholders, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of such annual meeting was made by Embark.

WHERE YOU CAN FIND MORE INFORMATION
Embark files annual, quarterly and current reports, proxy statements and other information with the SEC.
These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.
You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:
Embark Technology, Inc.
321 Alabama Street
San Francisco, California 94110
Attention: Investor Relations
If you would like to request documents from us, please do so as soon as possible to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of the documents that we file with the SEC are also promptly available through our website at https://investor.Embarkinc.com. The information included on our website is not incorporated by reference into this proxy statement. The website addresses in this proxy statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this proxy statement and you should not consider it a part of this proxy statement.
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of our common stock, please contact our proxy solicitor:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Stockholders may call toll free: (800) 821-8781
Banks and Brokers may call collect: (212) 269-5550
Email: EMBK@dfking.com

MISCELLANEOUS
Embark has supplied all information relating to Embark, and Applied has supplied, and Embark has not independently verified, all of the information relating to Applied and Merger Sub contained in this proxy statement.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF OUR COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 26, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
APPLIED INTUITION, INC.
AZARA MERGER SUB, INC.
and
EMBARK TECHNOLOGY, INC.
Dated as of May 25, 2023

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of May 25, 2023, by and among Applied Intuition, Inc., a Delaware (“Parent”), Azara Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”, and together with Parent, the “Buyer Parties”), and Embark Technology, Inc., a Delaware corporation (the “Company”). Each of Parent, Merger Sub, and the Company are sometimes referred to as a “Party.” All capitalized terms that are used in this Agreement have the respective meanings given to them in Article X.
RECITALS
A.   The Transaction Committee of the Company Board has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement providing for the merger of Merger Sub with and into the Company (the “Merger”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth herein; (b) approved and adopted this Agreement; and (c) resolved to recommend that the Company Board approve and adopt this Agreement.
B.   The Company Board has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth herein; (b) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein; (c) determined that the Voting and Support Agreements are advisable to, and in the best interests of, the Company and its stockholders and approved the Voting and Support Agreements; and (d) resolved to recommend that the Stockholders adopt this Agreement and approve the Merger in accordance with the DGCL.
C.   The boards of directors of each of Parent and Merger Sub have (a) declared it advisable to enter into this Agreement; and (b) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations under this Agreement, and the consummation of the Merger upon the terms and subject to the conditions set forth in this Agreement.
D.   Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to the Company a written consent approving the Merger in accordance with the DGCL.
E.   Concurrently with the execution of this Agreement, Parent and certain holders of Company Common Stock (including the holders of all the issued and outstanding shares of Class B Common Stock) have executed and delivered a voting and support agreement, dated as of the date hereof, in substantially the form attached hereto as Exhibit A (the “Voting and Support Agreement”), pursuant to which, among other things, such holders of Company Common Stock have agreed, subject to the terms thereof, to vote, or cause to be voted, all such Company Common Stock in favor of the authorization and approval of this Agreement and the Merger.
F.   The Buyer Parties and the Company desire to (a) make certain representations, warranties, covenants and agreements in connection with this Agreement and the Merger; and (b) prescribe certain conditions with respect to the consummation of the Merger.
NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Buyer Parties and the Company agree as follows:
ARTICLE I
THE MERGER
1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Effective Time, (a) Merger Sub will be merged with and into the

Company; (b) the separate corporate existence of Merger Sub will cease; and (c) the Company will continue as the surviving corporation of the Merger and a wholly owned Subsidiary of Parent. The Company, as the surviving corporation of the Merger, is sometimes referred to as the “Surviving Corporation.”
1.2   The Effective Time.   Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company will cause the Merger to be consummated pursuant to the DGCL by filing a certificate of merger in substantially the form attached hereto as Exhibit B (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and the Company and specified in the Certificate of Merger in accordance with the DGCL, the “Effective Time”).
1.3   The Closing.   The consummation of the Merger (the “Closing”) shall take place (a) by the remote exchange of electronic copies of documents and signatures (including by Electronic Delivery) as promptly as practicable (and in no event later than the second Business Day) after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions); or (b) at such other method, time, location and/or date as Parent and the Company mutually agree in writing; provided, that, notwithstanding anything to the contrary set forth herein, unless Parent and the Company mutually agree in writing, the Closing shall not take place prior to the earlier of (i) August 4, 2023 and (ii) the date that the United States District Court for the Northern District of California (the “District Court”) presiding over the Legal Proceeding captioned Hardy v. Embark Technology, Inc., et. al., Case No. 3:22-cv-02090-JSC (the “Hardy Proceeding”) shall have entered an order approving Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, filed on May 17, 2023. The date on which the Closing actually occurs is referred to as the “Closing Date.”
1.4   Effect of the Merger.   At the Effective Time, the effect of the Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company and Merger Sub will vest in the Surviving Corporation; and (b) debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
1.5   Certificate of Incorporation and Bylaws.
(a)   Certificate of Incorporation.   At the Effective Time, the Second Amended and Restated Certificate of Incorporation of the Company, as amended by the Certificate of Amendment thereto (the “Charter”), will be amended and restated in its entirety as set forth in the Certificate of Merger, and such amended and restated certificate of incorporation will become the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.
(b)   Bylaws.   At the Effective Time, the Amended and Restated Bylaws of the Company (the “Bylaws”), will be amended and restated in their entirety to be in the form attached hereto as Exhibit C, and such amended and restated bylaws will become the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation, and such bylaws.
1.6   Directors and Officers.
(a)   Directors.   At the Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.
(b)   Officers.   At the Effective Time, the initial officers of the Surviving Corporation will be the officers of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed.

ARTICLE II
CONVERSION OF STOCK; SURRENDER OF CERTIFICATES
2.1   Effect of Merger on Capital Stock.
(a)   Capital Stock.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, the following will occur:
(i)   each share of common stock, par value $0.0001 per share, of Merger Sub that is outstanding as of immediately prior to the Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share of the Surviving Corporation, and thereupon each certificate representing ownership of such shares of common stock of Merger Sub will thereafter represent ownership of shares of common stock of the Surviving Corporation;
(ii)   each share of Company Class A Common Stock and Company Class B Common Stock that is outstanding as of immediately prior to the Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $2.88, without interest thereon (the “Per Share Price”); and
(iii)   each share of Company Class A Common Stock that is (A) held by the Company Group; (B) owned by the Buyer Parties; or (C) owned by any direct or indirect wholly owned Subsidiary of the Buyer Parties as of immediately prior to the Effective Time (each, an “Owned Company Share”) will be cancelled and extinguished without any conversion thereof or consideration paid therefor.
(b)   Adjustment to the Per Share Price.   The Per Share Price will be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock distribution or dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to Company Common Stock, occurring on or after the date hereof and prior to the Effective Time.
(c)   Statutory Rights of Appraisal.
(i)   Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Effective Time and held by Stockholders or beneficial owners who shall have neither voted in favor of the Merger nor consented thereto in writing and who shall have properly and validly exercised their statutory rights of appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Per Share Price pursuant to Section 2.1(a)(ii). Holders of Dissenting Company Shares will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL, except that all Dissenting Company Shares held by Stockholders who shall have failed to perfect or who shall have effectively withdrawn or lost their rights to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Per Share Price without interest thereon, upon surrender of the Certificates or Uncertificated Shares that formerly evidenced such shares of Company Common Stock in the manner provided in Section 2.3.
(ii)   The Company will give Parent (A) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of Dissenting Company Shares; and (B) the opportunity to participate in all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company

Shares. The Company may not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of Dissenting Company Shares. For purposes of this Section 2.1(c)(ii), “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of Dissenting Company Shares (to the extent that, based on the advice of outside counsel, such participation would not give rise to a material risk of waiving the attorney-client privilege between the Company and its counsel; it being agreed that the Company will notify Parent of the Company’s determination that such participation would give rise to a material risk of waiving privilege, and thereafter, the Company will cooperate with Parent and use commercially reasonable efforts to develop alternative methods of providing information to maintain Parent’s participation rights without any loss of privilege), and Parent may offer comments or suggestions with respect to such demands but will not be afforded any decision-making power or other authority over such demands except for the payment, settlement or compromise consent set forth above.
2.2   Equity-Based Awards; Company Options; Company ESPP and Warrants.
(a)   Treatment of Company Options.
(i)   Vested, In-the-Money Company Options.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, each Company Option that is outstanding and unexercised immediately prior to the Effective Time and with respect to which the exercise price subject thereto is less than the Per Share Price (each, an “In-the-Money Company Option”), to the extent vested and exercisable as of immediately prior to the Effective Time, after taking into account any accelerated vesting in connection with the Merger (each a “Vested In-the-Money Company Option”), shall automatically be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (A) the total number of shares of Company Common Stock underlying such Company Option multiplied by (B) the excess, if any, of the Per Share Price over the per-share exercise price of such Company Option, subject to reduction for any applicable withholding or other Taxes required by applicable Law.
(ii)   Other Options.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, each Company Option that is outstanding and unexercised immediately prior to the Effective Time and is not a Vested In-the-Money Company Option shall automatically be cancelled as of the Effective Time for no consideration.
(b)   Treatment of Company Restricted Stock Units.
(i)   Vested Company RSUs.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, (i) each outstanding Company RSU that at such time is subject solely to service-based vesting conditions and is vested by its terms, after taking into account any accelerated vesting in connection with the Merger (“Vested Company RSUs”), shall be cancelled and converted into the right to receive (without interest) an amount in cash equal to (A) the total number of shares of Company Common Stock underlying such Vested Company RSUs, multiplied by (B) the Per Share Price, subject to reduction for any applicable withholding or other Taxes required by applicable law.
(ii)   Unvested Company RSUs.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, each outstanding award of Company RSUs that at such time is subject solely to service-based vesting conditions and is not (after taking into account any accelerated vesting in connection with the Merger) vested by its terms (“Unvested Company RSUs”) shall automatically be cancelled as of the Effective Time for no consideration.
(iii)   Performance RSUs.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, each outstanding award of Company RSUs that at such time is subject to performance-based vesting conditions (“Performance RSUs”) shall automatically be cancelled as of the Effective Time for no consideration.
(c)   Payment Procedures.   At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Company, by wire transfer of immediately available funds, or otherwise ensure that the Company has available to it, the aggregate amounts to be paid to holders of Vested In-the-Money Company Options pursuant to Section 2.2(a)(i) and to holders of Vested Company RSUs pursuant to Section 2.2(b)(i). The applicable holders of Vested In-the-Money Company Options and Vested Company RSUs will receive a payment from the Surviving Corporation, through its payroll system or payroll provider, of all amounts required to be paid to such holders in respect of Vested In-the-Money Company Options and Vested Company RSUs that are cancelled and converted pursuant to Section 2.2(a) or Section 2.2(b)(i), not later than the next regularly scheduled payroll date that is at least five (5) Business Days following the Closing Date. Notwithstanding the foregoing, if any payment owed to a holder of Vested In-the-Money Company Options or Vested Company RSUs pursuant to Section 2.2(a) or Section 2.2(b)(i) is to be made to a Person not subject to withholding and otherwise not required to be paid through Company’s or the Surviving Corporation’s payroll processes, then the Company shall use its commercially reasonable efforts to contact such Persons prior to Closing to obtain such Persons’ wire instructions and/or mailing addresses, and the Surviving Corporation will, (i) if such holder has delivered wire instructions to the Company prior to the Closing for purposes of such payment, wire such payment to such holder, or (ii) if no such wire instructions are delivered pursuant to the immediately preceding clause (i) and such holder has delivered to the Company such holder’s mailing address prior to the Closing for purposes of such payment, issue and mail a check for such payment to such holder (which check will be sent by overnight courier to such holder), in each case promptly following the Closing Date (but in no event more than five (5) Business Days thereafter).
(d)   Further Action.   At or prior to the Effective Time, the Company and the Company Board shall adopt any resolutions and take any actions which are necessary to effectuate the treatment of the Company Equity-Based Awards and Company Options as set forth in this Section 2.2. As of the Effective Time, the Company shall take all actions required to terminate the Equity Plans and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the capital stock of the Company or any of its Subsidiaries will be cancelled.
(e)   Warrants.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities, each Company Warrant that is outstanding and unexercised immediately prior to the Effective Time shall, automatically be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (A) the total number of shares of Company Common Stock underlying such Company Warrant multiplied by (B) the excess, if any, of the Per Share Price over the Warrant Price (as defined in the Warrant Agreement), subject to reduction for any applicable withholding or other similar Taxes required by applicable Law (the “Warrant Payment”).
2.3   Exchange of Certificates.
(a)   Payment Agent.   Prior to the Closing, (i) Parent will appoint Continental Stock Transfer & Trust Company to act as the payment agent for the Merger (the “Payment Agent”); and (ii) Parent will enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b)   Exchange Fund.   At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock pursuant to Section 2.1 and Company Warrants pursuant to Section 2.2(e), an amount of cash equal to the aggregate consideration to which such holders become entitled pursuant to Section 2.1 and Section 2.2(e).
(c)   Payment Procedures.
(i)   Payment for Company Common Stock.   Promptly following the Closing (and in any event within three Business Days following the Closing), Parent and the Surviving Corporation will cause the Payment Agent to mail or otherwise provide to each holder of record (as of immediately prior to the Effective Time) of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Dissenting Company Shares and Owned Company Shares, as applicable) (the “Certificates”) or uncertificated shares of Company Common Stock (the “Uncertificated Shares”), in each case, other than Dissenting Company Shares and Owned Company Shares, (i) instructions for use in effecting the surrender of the Certificates or Uncertificated Shares, as applicable, in exchange for the Per Share Price payable in respect thereof pursuant to Section 2.1, and (ii) in the case of a holder of record of Certificates, a customary form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof)). Upon surrender of Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock, as applicable, represented by such Certificates; by (y) the Per Share Price (less any applicable withholding Taxes deductible in respect thereof), and the Certificates so surrendered will forthwith be cancelled. Upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of Uncertificated Shares, the holders of such Uncertificated Shares will be entitled to receive in exchange therefor an amount in cash equal to the product obtained by multiplying (1) the aggregate number of shares of Company Common Stock represented by such holder’s transferred Uncertificated Shares; by (2) the Per Share Price (less any applicable withholding Taxes deductible in respect thereof), and such Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept such Certificates and Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of the Certificates and Uncertificated Shares on the Per Share Price payable upon the surrender of such Certificates or Uncertificated Shares pursuant to this Section 2.3(c)(i). Until so surrendered, outstanding Certificates and Uncertificated Shares will be deemed from and after the Effective Time to evidence only the right to receive the Per Share Price, without interest thereon, payable in respect thereof pursuant to Section 2.1. Notwithstanding anything to the contrary in this Agreement, no holder of Uncertificated Shares will be required to provide a Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.1.
(ii)   Payment for Company Warrants.   Promptly following the Closing (and in any event within three Business Days following the Closing), Parent and the Surviving Corporation will cause the Payment Agent to mail or otherwise provide to each holder of record (as of immediately prior to the Effective Time) of a certificate or certificates that immediately prior to the Effective Time represented outstanding Company Warrants (the “Warrant Certificates”) or uncertificated Company Warrants (the “Uncertificated Warrants”), (i) instructions for use in effecting the surrender of the Warrant Certificates or Uncertificated Warrants in exchange for the Warrant Payment payable in respect thereof pursuant to Section 2.2(e), and (ii) in the case of a holder of record of a Warrant Certificate, a customary form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Warrant Certificate (or affidavits of loss in lieu thereof)). Upon surrender of Warrant Certificates for cancellation to the Payment Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Warrant Certificates will be entitled to receive in exchange therefor an amount in cash equal to the Warrant Payment as set forth in Section 2.2(e), and the Warrant Certificates so surrendered will forthwith be cancelled. Upon receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of Uncertificated Warrants, the holders of such Uncertificated Warrants will be entitled to receive in exchange therefor an amount in cash equal to the Warrant Payment set forth in Section 2.2(e), and such Uncertificated Warrant so surrendered will be cancelled. The Payment Agent will accept such Warrant Certificates and Uncertificated Warrants upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with normal exchange practices. No interest will be paid or accrued for the benefit of holders of the Warrant Certificates and Uncertificated Warrants on the Warrant Payment payable upon the surrender of such Warrant Certificates or Uncertificated Warrants pursuant to this Section 2.3(c)(ii). Until so surrendered, outstanding Warrant Certificates and Uncertificated Warrants will be deemed from and after the Effective Time to evidence only the right to receive the Warrant Payment, without interest thereon, payable in respect thereof pursuant to Section 2.2(e). Notwithstanding anything to the contrary in this Agreement, no holder of Uncertificated Warrants will be required to provide a Warrant Certificate or an executed letter of transmittal to the Payment Agent in order to receive the payment that such holder is entitled to receive pursuant to Section 2.2(e).
(d)   DTC Payment.   Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Payment Agent and the Depository Trust Company (“DTC”) with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the DTC Payment; and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees an amount in cash, by wire transfer of immediately available funds, equal to the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date. The “DTC Payment” shall be an amount equal to the sum of (i) the product obtained by multiplying (A) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Effective Time; by (B) the Per Share Price; plus (ii) the aggregate Warrant Payment payable to all outstanding and unexercised Company Warrants held by DTC or such nominee immediately prior to the Effective Time.
(e)   Transfers of Ownership.   If a transfer of ownership of shares of Company Common Stock or Company Warrants is not registered in the stock transfer books or ledger of the Company, or if the consideration payable is to be paid in a name other than that in which the Certificates or Warrant Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the consideration payable pursuant to Section 2.1 or Section 2.2(e), as the case may be, may be paid to a Person other than the Person in whose name the Certificate or Warrant Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate or Warrant Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer or other Taxes required by reason of the payment of the Per Share Price or Warrant Payment, as the case may be, to a Person other than the registered holder of such Certificate or Warrant Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer or other Taxes have been paid or are otherwise not payable. Payment of the consideration payable with respect to Uncertificated Shares or Uncertificated Warrants will only be made to the Person in whose name such Uncertificated Shares or Uncertificated Warrants are registered.
(f)   No Liability.   Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other Party will be liable to a Stockholder or holder of a Company Warrant for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(g)   Distribution of Exchange Fund to Parent.   Any portion of the Exchange Fund (i) that remains undistributed to the holders of the Certificates or Uncertificated Shares on the date that is one year after the Closing Date will be delivered to Parent upon demand, and any holders of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Common Stock for exchange pursuant to this Section 2.3 will thereafter look for payment of the Per Share Price payable in respect of the shares of Company Common Stock represented by such Certificates or Uncertificated Shares solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Share Price to which such holders may be entitled pursuant to Section 2.1 or (ii) that remains undistributed to the holders of the Warrant Certificates or Uncertificated Warrants on the date that is one year after the Closing Date will be delivered to Parent upon demand, and the holders of Company Warrants that were outstanding and unexercised immediately prior to the Effective Time who have not theretofore surrendered or transferred their Warrant Certificates or Uncertificated Warrants representing such Company Warrants for exchange pursuant to this Section 2.3 will thereafter look for payment of the consideration payable in respect of the Company Warrants represented by such Warrant Certificates or Uncertificated Warrants solely to Parent (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the consideration to which such holders may be entitled pursuant to Section 2.2(e).
2.4   No Further Ownership Rights in Company Common Stock or Company Warrants.   From and after the Effective Time, (a) all shares of Company Common Stock and all Company Warrants will no longer be outstanding and will automatically be cancelled, retired and cease to exist; and (b) each holder of a Certificate or Uncertificated Shares previously representing any shares of Company Common Stock and each holder of a Warrant Certificate or Uncertificated Warrants previously representing any Company Warrants will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.1 (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.1(c)) or Section 2.2(e), as applicable. The consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Common Stock or Company Warrants will be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock or such Company Warrants. From and after the Effective Time, there will be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock or Company Warrants that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. If, after the Effective Time, Certificates, Uncertificated Shares, Warrant Certificates or Uncertificated Warrants are presented to the Surviving Corporation for any reason, they will (subject to compliance with the payment procedures of Section 2.3(c)) be cancelled and exchanged as provided in this Article II.
2.5   Lost, Stolen or Destroyed Certificates or Warrant Certificates.   In the event that any Certificates or Warrant Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the consideration payable in respect thereof pursuant to Section 2.1 or Section 2.2(e), as applicable. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such consideration, require the owners of such lost, stolen or destroyed Certificates or Warrant Certificates to deliver a bond in a reasonable amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates or Warrant Certificates alleged to have been lost, stolen or destroyed.
2.6   Required Withholding.   Each of the Payment Agent, Parent, the Company and the Surviving Corporation, or any Subsidiary of Parent, the Company or the Surviving Corporation, will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom pursuant to any applicable Laws related to Taxes. To the extent that any amounts are so deducted or withheld, such amounts shall be timely paid over to the appropriate Governmental Authority and will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

2.7   No Dividends or Distributions.   No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Uncertificated Shares.
2.8   Necessary Further Actions.   If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, then the directors and officers of the Surviving Corporation and Parent will be fully authorized (in the name of Merger Sub, in the name of the Company, and otherwise) to take such action.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
With respect to any Section of this Article III, except (a) as disclosed in the Company SEC Reports filed with or furnished to the SEC, in each case, on or after January 1, 2022 and prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Special Note Regarding Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks that are predictive, cautionary or forward-looking in nature) (it being acknowledged that nothing disclosed in such Company SEC Reports will be deemed to modify or qualify the representations and warranties in Section 3.2); or (b) subject to the terms of Section 9.14, as set forth in the disclosure letter delivered by the Company to the Buyer Parties on the date hereof (the “Company Disclosure Letter”), the Company hereby represents and warrants to the Buyer Parties as follows:
3.1   Corporate Organization.
(a)   The Company is a corporation duly organized, validly existing and, to the extent applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or organizational, as the case may be, power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted. The Company is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The copies of the Charter and Bylaws of the Company, as most recently filed with the Company SEC Reports, are true, complete and correct copies of such documents as in effect as of the date of this Agreement. The Company is in compliance in all material respects with the Charter and Bylaws and the Charter and Bylaws are in full force and effect.
(b)   Each Subsidiary of the Company is a corporation or other entity duly organized, validly existing and, to the extent applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite corporate or organizational, as the case may be, power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted. Each Subsidiary of the Company is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each Subsidiary of the Company, each as amended to date. No Subsidiary of the Company is in violation of its certificate of incorporation, bylaws or other similar organizational documents, except for such violations that would not have a Company Material Adverse Effect.
3.2   Capitalization.
(a)   The authorized capital stock of the Company consists of 4,000,000,000 shares of Company Class A Common Stock, 100,000,000 shares of Class B Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (“Company Preferred Stock”). As of May 23, 2023 (the “Capitalization Date”), (i) 19,708,238 shares of Company Class A Common Stock were issued and outstanding (which amount, for the avoidance of doubt, excludes the amounts set forth in clauses (i) through (iv) of Section 3.2(b)); (ii) 4,353,948 shares of Company Class B Common Stock were issued and outstanding (which amount, for the avoidance of doubt, excludes the amounts set forth in the immediately preceding clause (i) of this sentence and in clauses (i) through (iv) of Section 3.2(b)); (iii) 35,653 shares of Stock that are issued and outstanding and were issued in connection with the early exercise of a Company Option (to the extent that such share is not vested as of the date hereof); (iv) no shares of Company Preferred Stock were issued and outstanding; and (v) the Company has reserved 4,353,948 shares of Company Class A Common Stock for issuance upon the conversion of the outstanding shares of Company Class B Common Stock. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable, and were issued in compliance in all material respects with applicable securities Laws and are free of any preemptive rights.
(b)   As of the Capitalization Date, the Company has reserved 6,847,315 shares of Company Common Stock for issuance pursuant to the Company Equity Plans. As of the Capitalization Date, there were (i) 360,477 shares of Company Class A Common Stock subject to outstanding Company Options; (ii) 1,413,676 shares of Company Class A Common Stock subject to outstanding Company RSUs (other than Performance RSUs); (iii) 2,235,780 shares of Company Class A Common Stock subject to outstanding Performance RSUs (assuming maximum achievement of all applicable performance conditions); and (iv) no shares of Company Class A Common Stock were issued under the Company’s 2021 Employee Stock Purchase Plan.
(c)   As of the Capitalization Date, there are 23,153,266 Company Warrants issued and outstanding and the Company has reserved 1,157,663 shares of Company Class A Common Stock subject to the Company Warrants. Concurrently with the execution of this Agreement, the Company and Continental Stock Transfer & Trust Company, a New York corporation, have entered into an amendment to Warrant Agreement (the “Warrant Amendment”) providing for the cancellation and conversion of the Company Warrants upon the Effective Time as set forth therein.
(d)   As of the date hereof, except (x) as set forth in Section 3.2(a), Section 3.2(b) and Section 3.2(c), and (y) for shares of Company Common Stock that have become outstanding after the Capitalization Date and prior to the date hereof as a result of issuances of shares of Company Common Stock pursuant to the exercise, vesting or settlement, as applicable, of Company equity awards outstanding as of the Capitalization Date (and issued in accordance with the terms of such Company equity award and the applicable Company Equity Plan): (i) the Company does not have any shares of capital stock or other Equity Interests issued or outstanding and (ii) there are no options, phantom stock or equity-based interest, warrants, or other rights, agreements, arrangements or commitments of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound (A) relating to the issued or unissued capital stock or other Equity Interests of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests, (B) obligating the Company to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company or (C) obligating the Company to redeem or otherwise acquire any shares of capital stock or other Equity Interests of the Company.
(e)   The Company has made available to Parent a true and complete list, as of the Capitalization Date, of each outstanding Company Option and Company RSU, the holder thereof, the exercise price, the number of shares of Company Class A Common Stock underlying such Company Option or Company RSU, the grant and vesting schedule, the extent such Company Option is vested as of the Capitalization Date, whether such Company Option is an incentive stock option or non-statutory stock option under the Code, and whether the vesting of such Company Option and Company RSU shall be accelerated in any manner by any of the transactions contemplated by this Agreement or upon any other event or condition and the extent of such acceleration, if any. The copies of the Company Equity Plans made available to Parent are true, correct and complete copies of such documents as in effect as of the date of this Agreement. All shares of Company Class A Common Stock subject to issuance under the Company Equity Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All Company Options and Company RSUs have been granted in material compliance with applicable law and the terms of the Company Equity Plans. Other than the Company Registration Rights Agreements and the Warrant Agreement, there are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal right of first offer or similar right with respect to, (iv) requiring the registration for sale of, or (v) granting any preemptive or antidilutive right with respect to, any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Stockholders on any matter.
(f)   Section 3.2(f) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of all of the Subsidiaries of the Company and the authorized, issued and outstanding Equity Interests of each such Subsidiary. None of the Company or any of its Subsidiaries holds an Equity Interest in any other Person. Each outstanding share of capital stock of or other Equity Interest in each Subsidiary of the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or one or more of its wholly owned Subsidiaries free and clear of all Liens, other than Permitted Liens, and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest). There are no options, warrants, or other rights, agreements, arrangements or commitments of any character to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is bound (i) relating to the issued or unissued capital stock or other Equity Interests of any Subsidiary of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests of any Subsidiary of the Company, (ii) obligating any Subsidiary of the Company to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, such Subsidiary or (iii) obligating the Company to redeem or otherwise acquire any shares of capital stock or other Equity Interests of such Subsidiary. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of the Company or any other Person, other than guarantees by the Company of any indebtedness or other obligations of any wholly owned Subsidiary of the Company.
3.3   Authority; Execution and Delivery; Enforceability.
(a)   Subject to the accuracy of Section 4.6, the Company has all necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and, subject to the receipt of the Requisite Stockholder Approval, to consummate the Merger. The execution and delivery by the Company of this Agreement, the performance and compliance by the Company with each of its obligations herein, and assuming the accuracy of Section 4.6, the consummation by it of the Merger have been duly authorized by all necessary corporate action on the part of the Company, subject to receipt of the Requisite Stockholder Approval, and, assuming the accuracy of Section 4.6, no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to authorize this Agreement or the consummation by the Company of the Merger. The Company has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent and Merger Sub of this Agreement, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity (the “Enforceability Limitations”).
(b)   The Transaction Committee of the Company Board has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this

Agreement providing for the Merger in accordance with DGCL upon the terms and subject to the conditions set forth herein; (b) approved and adopted this Agreement; and (c) resolved to recommend that the Company Board approve and adopt this Agreement. As of the date of this Agreement, none of the foregoing actions by the Transaction Committee of the Company Board have been rescinded or modified in any way.
(c)   The Company Board has unanimously (i) determined that it is in the best interest of the Company and its stockholders, and declared it advisable, to enter into this Agreement and consummate the Merger upon the terms and subject to the conditions set forth herein; (ii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Merger upon the terms and conditions set forth herein; (iii) determined that the Voting and Support Agreements are advisable to, and in the best interests of, the Company and its stockholders; and (iv) resolved to recommend that the Stockholders adopt this Agreement and approve the Merger in accordance with the DGCL (the “Company Board Recommendation”). As of the date of this Agreement, none of the foregoing actions by the Company Board have been rescinded or modified in any way.
(d)   Subject to the accuracy of Section 4.6, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar Law and any similar provisions in the Charter and Bylaws are not applicable to this Agreement and the Merger. To the Knowledge of the Company, no other takeover, anti-takeover, business combination, control share acquisition or similar Law applies to the Merger. There is no stockholder rights plan, “poison pill” or similar device in effect with respect to the Company or any of its Subsidiaries. Subject to the accuracy of Section 4.6, the only vote of holders of any class or series of capital stock or other Equity Interests of the Company necessary to adopt this Agreement is the adoption of this Agreement by the holders of a majority of the voting power represented by the Company Common Stock that are outstanding and entitled to vote thereon at the Stockholder Meeting voting together as a single class (the “Requisite Stockholder Approval”). Subject to the accuracy of Section 4.6, no other vote of the holders of Company Common Stock or any other Equity Interests of the Company is necessary to consummate the Merger.
3.4   No Conflicts.
(a)   The execution and delivery of this Agreement does not and will not, and the performance of this Agreement and the consummation of the Merger by the Company will not (i) assuming the Requisite Stockholder Approval is obtained, conflict with or violate any provision of the Charter or the Bylaws or any equivalent organizational documents of any Subsidiary of the Company, (ii) assuming that all Consents and permits described in Section 3.4(b) have been obtained and all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, and assuming the accuracy of Section 4.6, conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) require any Consent under, result in any breach or violation of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration, first offer, first refusal or cancellation of, or result in the creation of a Lien on any property or asset of the Company or any of its Subsidiaries pursuant to, any Contract or Permit to which the Company or any of its Subsidiaries is party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to (x) be material to the Company and its Subsidiaries, taken as a whole or (y) prevent or materially delay the Company from consummating the Merger.
(b)   The execution and delivery of this Agreement by the Company does not and will not, and the consummation by the Company of the Merger and compliance by the Company with any of the terms or provisions hereof will not, require any Consent of, or notification to, any Governmental Authority, except (i) under the Exchange Act and the rules and regulations of NASDAQ, (ii) the filing and recordation of the Certificate of Merger as required by the DGCL, and (iii) where the failure to obtain such Consents, or to make such filings or notifications would not reasonably be expected to (x) be material to the Company and its Subsidiaries, taken as a whole or (y) prevent or materially delay the Company from consummating the Merger.
3.5   SEC Documents; Financial Statements; Undisclosed Liabilities.
(a)   The Company has filed or furnished (as applicable) all reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed or furnished (as applicable) by the Company with the SEC under the Securities Act or the Exchange Act since November 11, 2021 (the “Company SEC Reports”). None of the Subsidiaries of the Company is required to make any filings with the SEC.
(b)   As of its respective filing date (or, if amended or superseded prior to the date of this Agreement, on the date of such filing) each Company SEC Report complied as to form in all material respects with the requirements of the Sarbanes-Oxley Act, the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Report and the listing and corporate governance rules and regulations of NASDAQ, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Company nor any of its Subsidiaries has received from the SEC or any other Governmental Authority any written (or to the Knowledge of the Company, oral) comments or questions with respect to any of the Company SEC Reports (including the financial statements included therein) that are not resolved, or has received any notice from the SEC or other Governmental Authority that such Company SEC Reports (including the financial statements included therein) are being reviewed or investigated, and, to the Company’s Knowledge, there is not, as of the date hereof, any investigation or review being conducted by the SEC or any other Governmental Authority of any Company SEC Reports (including the financial statements included therein).
(c)   The consolidated financial statements of the Company included in the Company SEC Reports (including, in each case, any notes or schedules thereto) (the “Company Financial Statements”) fairly present, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Company Financial Statements, and were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC), subject, in the case of interim Company Financial Statements, to normal year-end adjustments and the absence of notes.
(d)   The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all applicable Company SEC Reports.
(e)   The Company’s system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is sufficient to provide reasonable assurance (i) of the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (iii) that receipts and expenditures are executed in accordance with the authorization of management and the Company Board, (iv) that access to assets is permitted only in accordance with management’s general or specific authorization, and that any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be detected or prevented in a timely manner and (v) that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(f)   The Company maintains, and at all times since November 11, 2021, has maintained, disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 or Rule 15d-15 under the Exchange Act, which such controls and procedures are reasonably designed to ensure that all material information concerning the Company and its Subsidiaries is made known on a timely basis to the individuals responsible for the preparation of the Company SEC Reports. Since January 1, 2021, neither the Company nor any of its Subsidiaries, nor, to the Company’s Knowledge, the Company’s independent auditors, has identified or been made aware of, (i) except as set forth in the Company SEC Reports, any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, (ii) any Fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of the financial statements or the internal accounting controls utilized by the Company and its Subsidiaries, or (iii) any claim or allegation regarding any of the foregoing. Since January 1, 2021, neither the Company nor any of its Subsidiaries has received any written (or to the Knowledge of the Company, oral), unresolved, complaint, allegation, assertion or claim regarding the impropriety of any accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary of the Company or their respective internal accounting controls.
(g)   The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2022, and, except as set forth in the Company SEC Reports, such assessment concluded that such control was effective. Since such date, there have been no changes in the Company’s internal control over financial reporting that, individually or in the aggregate, have materially and adversely affected or would reasonably be expected to materially and adversely affect, the Company’s internal control over financial reporting.
(h)   Neither the Company nor any of its Subsidiaries is a party to, or has any Contract to become a party to, any joint venture, off-balance sheet partnership or any similar Contract, including any Contract relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any off-balance sheet arrangements (as defined in Item 303(a) of Regulation S-K of the SEC) where the purpose of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company in the Company’s published financial statements or any Company SEC Reports.
(i)   The Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued) required by GAAP to be reflected or reserved on a consolidated balance sheet of the Company (or the notes thereto) except (i) as disclosed, reflected or reserved against in the most recent audited balance sheet included in the Company Financial Statements or the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business or pursuant to actions taken that are expressly described in the Strategic Alternative Disclosure since the date of the most recent audited balance sheet included in the Company Financial Statements, (iii) for liabilities and obligations arising out of or in connection with this Agreement or the Merger and (iv) for liabilities and obligations that, individually or in the aggregate, are not material to the Company and its Subsidiaries, taken as a whole.
3.6   Absence of Certain Changes or Events.   Since January 1, 2023 through the date of this Agreement, except for actions taken that are expressly described in the Strategic Alternative Disclosure, (a) neither the Company nor any of its Subsidiaries has taken any action that, if taken after the date hereof, would constitute a breach of, or require the consent of Parent under, Section 5.1, and (b) there has not been a Company Material Adverse Effect.
3.7   Proxy Statement.   The Proxy Statement, when filed with the SEC, and on the date first mailed to Stockholders and at the time of the Stockholder Meeting, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not false or misleading (except that no representation or warranty is made by the Company to information or statements in the Proxy Statement supplied by or on behalf of Parent and its Subsidiaries, including Merger Sub).
3.8   Legal Proceedings.   There are no Legal Proceedings pending, or to the Knowledge of the Company, threatened (i) against the Company or any of its Subsidiaries, (ii) against any current or former director or officer of the Company or any of its Subsidiaries (in their respective capacities a such), whether or not naming the Company or any of its Subsidiaries, or (iii) by the Company or any of its Subsidiaries against any Person. Neither the Company nor any of its Subsidiaries is subject to any Order that, individually or in the aggregate, would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or would be reasonably be expected to prevent materially delay the consummation of the Merger.
3.9   Compliance with Laws and Orders.
(a)   The Company and its Subsidiaries are in compliance and, since January 1, 2021, have been in compliance in all material respects with all material Laws and Orders applicable to the Company or any of its Subsidiaries or any assets owned or used by any of them. Since January 1, 2021, neither the Company nor any of its Subsidiaries (a) has received any written (or to the Knowledge of the Company, oral) notice of any administrative, civil or criminal investigation or audit by any Governmental Authority relating to the Company or any of its Subsidiaries, (b) has received any written (or to the Knowledge of the Company, oral) notice from any Governmental Authority alleging any violation by the Company or any of its Subsidiaries of any applicable Law or Order nor (c) has provided any written notice to any Governmental Authority regarding any violation by the Company or any of its Subsidiaries of any applicable Law or Order, and no such notice referred to in clauses (a), (b) or (c) of this Section 3.9 remains outstanding or unresolved as of the date of this Agreement, except in each case as has not been or would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or would not reasonably be expected to prevent or materially delay the consummation of the Merger.
(b)   In the past five years, neither the Company, any of its Subsidiaries nor any of their respective directors, officers or employees, in connection with the business of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any third party acting for or on behalf of the Company or any such Subsidiary, has (i) taken any action in violation of any applicable Anti-Corruption Law, (ii) offered, authorized, provided or given any payment or thing of value to any Government Official for the purpose of influencing any act or decision in violation of his or her lawful duty or (iii) induced any Government Official to use his or her influence to affect or influence any act or decision of a Governmental Authority.
(c)   In the past five years, neither the Company nor any of its Subsidiaries has conducted or initiated any internal investigation or made (or been directed to make) a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any applicable Anti-Corruption Law.
(d)   The Company and each of its Subsidiaries has, in the past five years: (i) complied in all material respects with applicable Trade Controls and Sanctions; (ii) not engaged in any transaction or dealing, direct or indirect, with or involving a Sanctioned Country or Sanctioned Person in violation of any applicable Sanctions; and (iii) not been the subject of or otherwise involved in investigations or enforcement actions by any Governmental Authority or other legal proceedings with respect to any actual or alleged violations of Trade Controls or Sanctions, and has not been notified of any such pending or threatened actions. Neither the Company, any of its Subsidiaries nor any of their respective directors, officers, employees or, to the Knowledge of the Company, any third party acting for or on behalf of the Company or any such Subsidiary is (x) a Sanctioned Person; (y) subject to debarment or any list-based designations under any Trade Controls; or (z) engaged, or has in the past five years engaged, in any transaction, dealing, or activity that might reasonably be expected to cause such Person to become a Sanctioned Person, except, in each case, as would not be material to the Company and its Subsidiaries, taken as a whole.
3.10   Permits.   Except in each case as would not reasonably be expected be material to the Company and its Subsidiaries taken as whole: (a) the Company and each of its Subsidiaries are and have been since January 1, 2021 in possession of all licenses, permits, certificates, clearances, commissions, franchises, exemptions, orders, approvals, billing and authorizations (“Permits”) necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets or for the conduct of their business as presently conducted and such Permits are valid and in full force and effect; (b) neither the Company nor any of its Subsidiaries has received written or, to the Knowledge of the Company, oral notice from any

Governmental Authority threatening to suspend, revoke, withdraw or modify any such Permit or to initiate an investigation or review of the Company or any of its Subsidiaries; and (c) the Company and each of its Subsidiaries are in compliance with the terms of such Permits.
3.11   Employee Benefit Plans.
(a)   Section 3.11(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each material Company Benefit Plan. True, complete and correct copies of the following documents, with respect to each material Company Benefit Plan, where applicable, have previously been delivered to Parent: (i) all documents embodying or governing such Company Benefit Plan (or for unwritten Company Benefit Plan a written description of the material terms of such Company Benefit Plan) and any funding medium for the Company Benefit Plan; (ii) the most recent IRS determination or opinion letter; (iii) the most recently filed Form 5500; (iv) the most recent actuarial valuation report; (v) the most recent summary plan description (or other descriptions provided to employees) and all modifications thereto; (vi) the last three years of non-discrimination testing results; and (vii) all non-routine correspondence to and from any governmental agency.
(b)   Each Company Benefit Plan has been established, administered, maintained, operated, and funded in all respects in accordance with its terms and all applicable laws, including ERISA, the Code and the Affordable Care Act. Each Company Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code (if any) has been operated and maintained, in all respects, in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder, such that no Taxes or interest could be due and owing in respect of such Company Benefit Plan failing to be in compliance therewith. No Company Benefit Plan is, or within the past six years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self-correction under any such program. All payments and/or contributions required to have been timely made with respect to all Company Benefit Plans either have been made or have been accrued in accordance with the terms of the applicable Company Benefit Plan and applicable law. The Company Benefit Plans satisfy in all material respects the minimum coverage, affordability and non-discrimination requirements under the Code.
(c)   Each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status and, to the Company’s Knowledge, no fact or event has occurred that could reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any associated trust or require corrective action to the IRS or Employee Plan Compliance Resolution System to maintain such qualification.
(d)   No Legal Proceeding has been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims).
(e)   Neither the Company nor any ERISA Affiliate has ever maintained, contributed to, or been required to contribute to or had any liability or obligation (including on account of any ERISA Affiliate) with respect to (whether contingent or otherwise) (i) any employee benefit plan that is or was subject to Title IV of ERISA, Section 412 of the Code, Section 302 of ERISA, (ii) a Multiemployer Plan, (iii) any funded welfare benefit plan within the meaning of Section 419 of the Code, (iv) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), or (v) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA), and neither the Company nor any ERISA Affiliate has ever incurred any liability under Title IV of ERISA that has not been paid in full.
(f)   Neither the execution of this Agreement nor the consummation of the Merger (alone or in conjunction with any other event, including any termination of employment) could (i) entitle any current or former Service Provider to any additional material compensation or benefit (including any bonus, retention or severance pay) under any of the Company Benefit Plans, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of material compensation or benefits under any of the Company Benefit Plans, (iii) result in any restriction on the right of the Company or any of its Subsidiaries or, after the consummation of the Merger, the Surviving Corporation, to merge, amend or terminate any of the material Company Benefit Plans, or (iv) result in any “excess parachute payment” under Section 280G of the Code.
(g)   Neither the Company nor any ERISA Affiliate provides or has provided post-employment, medical, disability or life insurance benefits to any former employee or their dependents, other than (i) as required by law, or (ii) the full premium cost of which is borne by the employee or former employee (or any beneficiary of the employee or former employee).
(h)   No Company Benefit Plan is subject to the laws of any jurisdiction outside the United States.
(i)   Neither the Company nor any of its Subsidiaries has any obligation to provide any tax gross-up, tax equalization, or other similar Tax-related payment or benefit, including without limitation, with respect to any taxes arising under Section 409A, Section 280G or Section 4999 of the Code.
3.12   Employee and Labor Matters.
(a)   Neither the Company nor any of its Subsidiaries is or has ever been a party to or bound by a collective bargaining agreement or other Contract (each, a “Labor Agreement”) with any labor union, labor organization, works council or other employee representative body (each, a “Union”), and no current or former employee of the Company nor any of its Subsidiaries is or has ever been represented by a Union with respect to their employment with the Company or any of its Subsidiaries. There are no material labor disputes currently pending or filed since January 1, 2021 under any formal grievance procedure, arbitration or litigation. There is not pending nor has there been since January 1, 2021, to the Company’s Knowledge, threatened, any labor strike, slowdown, lockout, picketing, work stoppage or other labor dispute involving employees of the Company or any of its Subsidiaries, and, to the Company’s Knowledge, no union organizing activities are taking place or have taken place with respect to any employees of the Company or any of its Subsidiaries.
(b)   The Company has made available to Parent a complete and accurate list of all employees of the Company or any of its Subsidiaries as of the date hereof, including each employee’s employing entity, position or title, annualized base salary or hourly wage (as applicable), annual commission opportunity or bonus potential for calendar year 2023, date of hire, business location (city and state), and classification as exempt or non-exempt for wage and hour purposes.
(c)   The Company has made available to Parent a complete and accurate list of all natural person independent contractors of the Company or any of its Subsidiaries as of the date hereof, showing for each such independent contractor: the engaging entity, nature of services provided, initial date retained to perform services, the anticipated end date of the engagement, the primary location from which services are performed (city and state), a description of the fee or compensation arrangement, average hours worked per week, the total fees paid to date in 2023 and total fees paid in 2022; and the extent of notice required for termination of the relationship.
(d)   The Company and its Subsidiaries are, and have been in the past four (4) years, in compliance with, in all material respects, all applicable Laws respecting employment and employment practices including, without limitation, all Laws respecting terms and conditions of employment, leave, wage payment, worker classification, wages and hours, child labor, immigration and work authorizations (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employment discrimination, disability rights or benefits, equal opportunity, plant closures and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar laws (“WARN Act”)), affirmative action, workers’ compensation, health and safety (including related to COVID-19), labor relations, social welfare obligations and unemployment insurance. There are no Legal Proceedings pending, or to the Company’s Knowledge, threatened, against the Company or any of its Subsidiaries (i) asserting that such entity has committed an unfair labor practice within the meaning of the National Labor Relations Act, (ii) relating to the Company’s or any of its Subsidiaries’ employment practices or by any current or former employee or independent contractor arising out of or in connection with their employment or engagement with the Company or any of its Subsidiaries, and there have been no such Legal Proceedings referred to in clauses (i) and (ii) in the past four years.

(e)   In the past five (5) years, neither the Company nor any of its Subsidiaries have received any written or oral complaint, demand, or notice alleging that any employee or independent contractor of the Company or any of its Subsidiaries has engaged in sexual harassment or sex-based discrimination, or has breached any policy of the Company or any of its Subsidiaries relating to the foregoing, whether or not unlawful, nor has any such allegation been investigated, settled or subject to an out-of-court or pre-litigation arrangement or the subject of any Legal Proceeding against or involving the Company or any of its Subsidiaries.
(f)   Except as set forth on Section 3.12(g) of the Company Disclosure Letter, in the past four (4) years, there has been no “mass layoff,” “employment loss,” or “plant closing” as defined by the WARN Act in respect of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has been affected by any transaction or engaged in any layoffs or employment terminations sufficient in number to trigger application of any such Law.
(g)   The Company is and at all relevant times has been in compliance with, in all material respects, (i) COVID-19 related Laws, standards, regulations, orders and guidance (including without limitation relating to business reopening), including those issued and enforced by the Occupational Safety and Health Administration, the Centers for Disease Control, the Equal Employment Opportunity Commission, and any other state, local and/or other governmental body; (ii) the Families First Coronavirus Response Act (including with respect to eligibility for tax credits under such Act) and (iii) any other applicable COVID-19 related leave Law, whether state, local or otherwise.
(h)   To the Knowledge of the Company, no current employee of the Company or its Subsidiaries is in violation, to the extent that it would be material, of: (i) any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant, or other legal obligation owed to the Company or its Subsidiaries; or (ii) any legal obligation owed to any third party with respect to such person’s right to be employed or engaged by the Company or its Subsidiaries.
3.13   Environmental Matters.   Except in each case, as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole:
(a)   The Company and each of its Subsidiaries (i) is in compliance with all, and is not subject to any liability with respect to noncompliance with any, Environmental Laws, (ii) has and holds all Environmental Permits necessary for the conduct of their business and the use of their properties and assets, as currently conducted and used, and (iii) is in compliance with their respective Environmental Permits.
(b)   There are no Environmental Claims pending nor, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any written notification of any allegation of actual or potential responsibility for any Release or threatened Release of any Hazardous Substance.
(c)   None of the Company or any of its Subsidiaries (i) has entered into or agreed to any consent decree or consent order or is otherwise subject to any judgment, decree, or judicial or administrative order relating to compliance with Environmental Laws, Environmental Permits or to the investigation, sampling, monitoring, treatment, remediation, response, removal or cleanup of and Hazardous Substance and no Legal Proceeding is pending or, to the Knowledge of the Company, threatened with respect thereto, or (ii) is an indemnitor by contract or otherwise in connection with any claim, demand, suit or action threatened or asserted by any third-party for any liability under any Environmental Law or otherwise relating to any Hazardous Substance.
3.14   Real Property; Title to Assets.
(a)   Neither the Company nor any of its Subsidiaries owns any real property.
(b)   Section 3.14(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, (i) a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Leased Real Property”), (ii) the address for each parcel of

Leased Real Property, and (iii) a description of the applicable lease, sublease or other agreement therefore and any and all amendments and modifications relating thereto. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries, as applicable, has a good and valid leasehold interest in or contractual right to use or occupy, subject to the terms of the applicable Lease Agreement, each Leased Real Property, free and clear of all Liens, other than Permitted Liens.
(c)   Neither the Company nor any of its Subsidiaries has received written (or the Knowledge of the Company, oral) notice of any Legal Proceedings in eminent domain, condemnation or other similar Legal Proceedings that are pending, and to the Company’s Knowledge there are no such Legal Proceedings threatened, affecting any portion of the Leased Real Property.
(d)   The Company or one of its Subsidiaries, as applicable, has good and marketable title to, or a valid and binding leasehold or other interest in, all tangible personal property of the Company and its Subsidiaries, free and clear of all Liens, other than Permitted Liens, and all such property is in good operating condition and repair (ordinary wear and tear expected) and is suitable for its present use.
3.15   Tax Matters.
(a)   All material Tax Returns that are required to be filed by the Company and each of its Subsidiaries have been timely filed, and all such Tax Returns are true, complete, and accurate in all material respects;
(b)   The Company and each of its Subsidiaries has timely paid all material Taxes required to be paid by it (whether or not such Taxes are shown on any Tax Return), other than Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP on the financial statements of the Company and its Subsidiaries;
(c)   The Company and each of its Subsidiaries have withheld all material Taxes required to be withheld from amounts paid or owing to any employee, creditor, shareholder, or other third party;
(d)   No deficiencies for material amounts of Taxes have been claimed, proposed or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries except for deficiencies which have been satisfied, settled or withdrawn;
(e)   There is no ongoing or, to the Knowledge of the Company, pending audit, examination, investigation or other Legal Proceeding with respect to a material amount of Taxes of the Company or any of its Subsidiaries, nor has any been any threatened in writing;
(f)   Neither the Company nor any of its Subsidiaries has waived or extended any statute of limitations with respect to a material amount of Taxes, which waiver or extension remains in effect;
(g)   Neither the Company nor any of its Subsidiaries has ever constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for Tax-free treatment under Section 355 of the Code;
(h)   Neither the Company nor any of its Subsidiaries is a party to any Tax allocation, receivables, sharing or indemnity agreement (other than any commercial Contract entered into in the ordinary course of business the primary purpose of which is not related to Taxes);
(i)   Neither the Company nor any of its Subsidiaries (1) has been a member of an affiliated, combined, consolidated or similar group filing a consolidated or similar Tax Return for income Tax purposes, other than a group of which the Company or one of its Subsidiaries is and at all times has been the common parent, or (2) has any liability for Taxes of any other Person (other than Taxes of the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or non-U.S. Law), as a transferee or successor, by Contract (other than any customary commercial Contract the principal subject of which is not Taxes) or otherwise by operation of Law;
(j)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period

(or portion thereof) ending after the Closing Date, as a result of any (i) improper use of an accounting method prior to the Closing or change in method of accounting pursuant to Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) requested or filed prior to the Closing, (ii) installment sale or open transaction disposition made prior to the Closing Date, (iii) prepaid amount or deferred revenue accrued or received on or prior to the Closing Date; or (iv) “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into on or prior to the date hereof;
(k)   There are no Liens for Taxes on the assets of the Company or any of its Subsidiaries other than Permitted Liens; and
(l)   Neither the Company nor any of its Subsidiaries has entered into (i) any “listed transaction” within the meaning of U.S. Treasury Regulation Sections 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law), or (ii) any “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and U.S. Treasury Regulation Sections 1.6011-4(b) (or any similar provision of state, local or non-U.S. Law).
3.16   Material Contracts.
(a)   Section 3.16(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list, as of the date hereof, of each of the following Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets or businesses are bound (and any material amendments, supplements and modifications thereto, but excluding purchase orders and other similar documents issued in the ordinary course):
(i)   Contracts with any of the top 15 largest suppliers by purchases made by the Company or any of its Subsidiaries during the 12-month period ended December 31, 2022;
(ii)   Contracts concerning the establishment or operation of a legal partnership, joint venture or limited liability company;
(iii)   each Contract, excluding Lease Agreements, requiring capital expenditures by the Company or any of its Subsidiaries after the date hereof in an amount in excess of $100,000;
(iv)   any Contract pursuant to which a third party has licensed or granted the Company or any of its Subsidiaries any license or right to exploit any Intellectual Property Right other than (1) non-exclusive licenses for any generally commercially available products, services or Software made available on a license basis or a software-as-a service basis or (2) Free or Open Source Software licenses;
(v)   any Contracts pursuant to which the Company or any of its Subsidiaries has granted or provided any third party any license or right to exploit any Company Intellectual Property or Company Offerings (including rights to use, distribute or resell any Company Offerings) or has agreed to or is required to provide or perform any services related to any Company Offerings, other than (1) non-disclosure Contracts entered into in the ordinary course of business consistent with past practice that do not contain an express license to any Company Owned Intellectual Property other than the use of the information and content disclosed thereunder for the limited purpose stated therein, or (2) Contracts with third party service providers or partners containing a non-exclusive license to any Company Owned Intellectual Property or Company Offerings solely for the purpose of providing or performing services to or on behalf of the Company;
(vi)   all Contracts containing a grant by the Company or any of its Subsidiaries of any immunity, release, or covenant not to sue or not to assert claims, in each case with respect to any Company Owned Intellectual Property, including any concurrent use agreement, settlement agreement, pre-rights declaration or co-existence agreement with respect to any Company Owned Intellectual Property;
(vii)   any Contract the primary purpose of which is the development of any Intellectual Property, independently or jointly, by or for the Company or any of its Subsidiaries, excluding Contracts with employees and contractors of the Company or any of its Subsidiaries entered into in the ordinary course of business consistent with past practice and pursuant to a form of agreement made available to the Buyer Parties;
(viii)   any lease agreements of the Company or any of its Subsidiaries that pertain to each parcel of Leased Real Property (each, a “Lease Agreement”);
(ix)   any Labor Agreement;
(x)   any plan or Contract (other than at-will employment offer letters that are terminable by the Company without any notice or payment obligation or other liability and consultant and contractor agreements that are terminable with notice of 30 days or less without any payment obligation or other liability) providing for change in control or transaction bonuses, retention bonuses, severance, stock, options, stock purchases, profit sharing, pension, retirement to any employee or independent contractor of the Company or any of its Subsidiaries;
(xi)   Contracts (A) containing a covenant materially restricting the ability of the Company or any of its Subsidiaries (or Parent or any of its Affiliates after the Effective Time) to compete or engage in any line of business in any geographic area or to compete with any Person, to market any product or to solicit customers; (B) containing a provision granting the other party “most favored nation” status or equivalent preferential pricing terms; or (C) that grant any right of first refusal or right of first offer or that limit the ability of the Company, any of its Subsidiaries or any of its Affiliates (including Parent or any of its Affiliates after the Effective Time) to own, operate, sell, transfer, pledge or otherwise dispose of any businesses or assets;
(xii)   Contracts relating to indebtedness having an outstanding principal amount in excess of $100,000;
(xiii)   Contracts that grant or create a Lien, other than a Permitted Lien, on any material property or asset of the Company or any of its Subsidiaries;
(xiv)   any settlement or similar Contract restricting in any material respect the operations or conduct of the Company or any Subsidiary thereof or any of their respective Affiliates (including Parent and its Affiliates after the Effective Time);
(xv)   each Contract between the Company or any of its Subsidiaries, on the one hand, and any officer, director or affiliate (other than a wholly owned Subsidiary of the Company) of the Company or any of its Subsidiaries, any beneficial owner, directly or indirectly, of more than five percent (5%) of the shares of Company Common Stock or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company or any of its Subsidiaries has an obligation to indemnify such officer, director, affiliate, beneficial owner or family member;
(xvi)   any Contract with a Governmental Authority;
(xvii)   any Contract to settle a Legal Proceeding involving amounts over $25,000 or where there are outstanding obligations to be fulfilled or payments to be made by the Company or its Subsidiaries;
(xviii)   any Contract pursuant to which any of the Company or its Subsidiaries is lessee of or holds or operates any personal property owned by any other Person, for which the annual rental rate exceeds $100,000;
(xix)   any Contract providing for indemnification or any guaranty, in each case, under which the Company or any of its Subsidiaries has continuing obligations as of the date of this Agreement (other than any Contract providing for indemnification ancillary to a related commercial arrangement entered into the ordinary course of business consistent with past practice); and
(xx)   each acquisition or divestiture Contract (excluding Lease Agreements) that contains representations, covenants, indemnities or other obligations (including “earnout” or other contingent payment obligations) that would reasonably be expected to result in the receipt or making by the Company or any Subsidiary thereof of future payments in excess of $100,000.
(b)   (i) all Contracts set forth in (or required to be set forth in) Section 3.16(a) of the Company Disclosure Letter and Contracts that have been or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or disclosed as a “material contract” on a Current Report on Form 8-K or has been or would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act (collectively, the “Company Material Contracts”) are valid, binding and in full force and effect and are enforceable by the Company or the applicable Subsidiary in accordance with their terms, subject to the Enforceability Limitations, (ii) the Company, or the applicable Subsidiary, has performed all obligations required to be performed by it under the Company Material Contracts, and it is not (with or without notice or lapse of time, or both) in breach or default thereunder and, to the Knowledge of the Company, no other party to any Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder, except in each case as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, and (iii) since January 1, 2021, neither the Company nor any of its Subsidiaries has received written (or to the Knowledge of the Company, oral) notice of any actual, alleged, possible or potential violation of, or failure to comply with, any term or requirement of, or intention to cancel or modify in a manner adverse to the Company, any Company Material Contract, except in each case as would not reasonably be excepted to be material to the Company and its Subsidiaries, taken as a whole.
3.17   Intellectual Property; Privacy.
(a)   Section 3.17(a) of the Company Disclosure Letter sets forth a list, as of the date of this Agreement, of all Company Registered Intellectual Property. None of the Company Registered Intellectual Property has been adjudged invalid, or unenforceable in whole or in part, and all such Company Registered Intellectual Property owned or purported to be owned by the Company Group, is subsisting, valid and enforceable. As of the date of this Agreement, (i) no Legal Proceeding is pending or threatened in writing (or to the Knowledge of the Company, orally) since January 1, 2021, that challenges the legality, validity, enforceability, registration, use or ownership of any Company Owned Intellectual Property, and (ii) the Company and its Subsidiaries are not subject to any outstanding Order that restricts or impairs in any respect the use of any Company Intellectual Property. Neither the Company nor any of its Subsidiaries has received any written charge, complaint, claim, demand or notice since January 1, 2021 challenging such legality, validity, enforceability, registration, use or ownership. No Company Registered Intellectual Property has been cancelled, abandoned, allowed to lapse or not renewed, except where the Company or one of its Subsidiaries has, in its reasonable business judgment, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application.
(b)   The Company or one of its Subsidiaries is the sole and exclusive owner of and possesses all right, title and interest in and to the Company Owned Intellectual Property (other than Company Owned Intellectual Property exclusively licensed to the Company), free and clear of all Liens (other than Permitted Liens), and the Company and each of its Subsidiaries have a valid and enforceable right to all other Company Intellectual Property that is used in their businesses. Neither the Company nor any of its Subsidiaries has transferred to any Person ownership of any Intellectual Property that are or would have been, but for such transfer, Company Owned Intellectual Property. Neither the execution and delivery of this Agreement by the Company, nor the performance of this Agreement by the Company, will, pursuant to any Contract by which the Company or its Subsidiaries is bound, result in (i) the loss, forfeiture, termination, or impairment of, or give rise to a right of any Person to limit, terminate, or consent to the continued use of, any rights of the Company or any of its Subsidiaries in any Company Owned Intellectual Property; (ii) (A) Parent and its Affiliates (excluding the Company and its Subsidiaries) granting to any third Person any right to or with respect to any Intellectual Property owned or controlled by Parent or such Affiliates; and (B) the Company or its Subsidiaries granting to any third Person any right to or with respect to any Intellectual Property other than rights granted by the Company and its Subsidiaries on or prior to the Closing Date, or (iii) Parent, the Company or any of their respective Affiliates being bound by, or subject to, any non-compete or other restriction on its freedom to engage in, participate in, operate or compete in any line of business.

(c)   Neither the Company nor any of its Subsidiaries nor the conduct of the Company’s or any of its Subsidiaries’ businesses as currently conducted or as previously conducted in the past six (6) years (including the use, practice, offering, licensing, provision, sale, distribution or other exploitation of any Company Offering in the past six (6) years), has infringed, misappropriated, diluted or otherwise violated, or is infringing, misappropriating, diluting, or otherwise violating the Intellectual Property of any Person. Neither the Company nor any of its Subsidiaries has received any written charge, complaint, claim, demand, or notice since January 1, 2021 (or earlier, if presently not resolved) that was or would be material to the Company and its Subsidiaries, taken as a whole, alleging any such infringement, misappropriation, dilution, or violation (including any written claim that the Company or any of its Subsidiaries must license or refrain from using any Intellectual Property of any Person). No Person is infringing, misappropriating, diluting or otherwise violating any material Company Owned Intellectual Property. Neither the Company nor any of its Subsidiaries has made or asserted any written charge, complaint, claim, demand or notice since January 1, 2021 (or earlier, if presently not resolved) that has been or would be material to the Company and its Subsidiaries, taken as a whole, alleging any such infringement, misappropriation, dilution, or violation.
(d)   The Company and its Subsidiaries take commercially reasonable actions designed to protect and preserve (i) the confidentiality of their trade secrets and other confidential and proprietary information included in Company Intellectual Property and (ii) the security of their material Source Code, websites and systems (including the confidential data transmitted thereby or stored therein), in accordance with procedures that are customarily used in the Company’s industry to protect the information and materials of like importance. There has been no unauthorized access, use or disclosure of any trade secrets or other material confidential or proprietary information included in the Company Owned Intellectual Property, or to the Knowledge of the Company, any other Company Intellectual Property when such Company Intellectual Property was in the Company Group’s custody or control. No material confidential information of the Company Group has been disclosed to any Person other than pursuant to a written confidentiality Contract or other binding obligations restricting the disclosure and use of such confidential information.
(e)   The incorporation, linking, calling, distribution or other use in or with any Company Offering of any Free or Open Source Software as incorporated, linked, called, distributed or used by the Company and its Subsidiaries does not (i) obligate the Company or any of its Subsidiaries to disclose, make available, offer or deliver any portion of the Source Code of such Company Software or Company Offering or component thereof to any third party, other than the applicable Free or Open Source Software or (ii) require that any Company Software or Company Offering be licensed under terms that allow reverse engineering, reverse assembly, creation of derivative works, modification or disassembly of any kind, or be redistributed or otherwise made available at no charge, other than the applicable Free or Open Source Software. The Company and its Subsidiaries are in material compliance with all terms and conditions of any license for Free or Open Source Software that is contained in, incorporated into, lined or called by, distributed with, or otherwise used by any Company Software or Company Offering.
(f)   (i) To the extent not assigned by operation of Law, the Company or one of its Subsidiaries has obtained by valid assignment or transfer pursuant to valid and enforceable Contracts an assignment of all Intellectual Property authored, invented, created or developed by all current or former employees or contractors of the Company or any of its Subsidiaries for the Company or such Subsidiary in the course of such employee’s employment or such contractor’s engagement, and (ii) no Person is in material breach of any such Contracts.
(g)   Neither the Company nor any of its Subsidiaries has published, provided, deposited, disclosed, licensed or entered into any escrow arrangements with respect to, nor is the Company or any of its Subsidiaries required to publish, provide, deposit, disclose or license to any Person, any Source Code for any Company Offerings or material Company Software except for disclosures to employees or contractors of the Company or any of its Subsidiaries, in each case pursuant to valid and enforceable Contracts that prohibit use or disclosure of Source Code except solely to the extent required for the performances of services for the Company or any of its Subsidiaries.
(h)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Software and Company Offerings do not contain any defects, vulnerabilities, bugs or errors that materially affect the use, functionality, security or performance of such Company Software or Company Offering. No warranty, indemnification requests or other claims have been asserted against the Company or any of its Subsidiaries in writing related to any Company Offering since January 1, 2021.
(i)   No government funding or governmental grants from any Governmental Authority, or support, funding, resources or assistance from any university, college, other academic institutions, or non-profit research centers, were used in the development of any Company Owned Intellectual Property, and (ii) no Person who was involved in or contributed to the creation or development of any Company Owned Intellectual Property has performed services for any Governmental Authority, in each case of ((i) and (ii)), in a manner that would adversely affect the Company’s or any of its Subsidiaries’ rights in and to any such Company Owned Intellectual Property. The Company Group is not a member of a standards-setting organization under which the Company Group has granted a license or agreed to grant a license, covenant not to sue or withhold enforcement under Company Owned Intellectual Property.
(j)   Except for actions taken that are expressly described in the Strategic Alternative Disclosure, (i) the computer systems, servers, network equipment and other computer hardware owned, leased or licensed by the Company and its Subsidiaries (“Company IT Systems”) are adequate and sufficient for the operation of the business of the Company and its Subsidiaries (taken as a whole) as currently conducted in all material respects. The Company and its Subsidiaries have taken commercially reasonable measures designed to safeguard the availability, security and integrity of the Company IT Systems, including implementing and maintaining commercially reasonable backup, disaster recovery and software and hardware support arrangements.
(k)   The Company and its Subsidiaries (i) have, and since January 1, 2021, as applicable, have had, commercially reasonable security measures in place designed to protect all data, including data relating to the customers of their respective businesses and any other identifiable individual, under their possession or control (“Company Data”) from unauthorized access, use, disclosure, processing or other misuse and (ii) have implemented commercially reasonable procedures designed to detect Data Security Incidents. The Company and its Subsidiaries have not suffered any breach in security that has permitted or resulted in any unauthorized access to, or disclosure or other misuse or loss of, Company Data or Company IT Systems (each, a “Data Security Incident”) such that Information Privacy Laws would have required the Company or its Subsidiaries to notify any individual, business, Governmental Authority or other third party of such Data Security Incident. The Company and its Subsidiaries have at all times since January 1, 2021 complied in all material respects with applicable Information Privacy Laws. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened against, the Company or any of its Subsidiaries alleging any failure to comply with any Information Privacy Laws. The consummation of the Merger by the Company will not result in any violation by the Company and its Subsidiaries with any Information Privacy Laws, expect for such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to (i) be material to the Company and its Subsidiaries, taken as a whole or (ii) prevent or materially delay the Company from consummating the Merger.
(l)   Except as has not had, and would not, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect, in connection with each third-party service provider that the Company and its Subsidiaries permit to process or otherwise use Personal Data collected, held, or processed by or on behalf of the Company and its Subsidiaries, the Company and its Subsidiaries have entered into data processing agreements required under applicable Information Privacy Laws with any such third party that comply with applicable Information Privacy Laws.
3.18   Broker’s Fees.   Except for the financial advisors’ fees set forth in Section 3.18 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries nor any of their respective officers or directors on behalf of the Company or such Subsidiaries has employed or engaged any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with the Merger.
3.19   Opinion of Financial Advisor.   Houlihan Lokey Capital, Inc. has delivered to the Transaction Committee of the Company Board its opinion in writing or orally, in which case, such opinion will be subsequently confirmed in writing, to the effect that, as of the date thereof and based upon and subject to the assumptions, qualifications, limitations and other matters considered in connection with the preparation thereof, the Per Share Price to be received by the holders of Company Common Stock in the Merger pursuant to this Agreement was fair, from a financial point of view, to such holders.
3.20   Insurance.   (a) All current, insurance policies and insurance Contracts of the Company and its Subsidiaries (collectively, the “Insurance Policies”) are in full force and effect and are valid and enforceable and, to the Knowledge of the Company, cover against the risks as are customary for companies of similar size in the same or similar lines of business and (b) all premiums due thereunder have been paid. Neither the Company nor any of its Subsidiaries has received notice of cancellation or termination with respect to any Insurance Policy. True, correct, and complete copies of the Insurance Policies, as of the date of this Agreement, have been made available to Parent. The Company and its Subsidiaries are not in default under any Insurance Policy and the Company and its Subsidiaries have not failed to give notice or present any claim under any such coverage in a due and timely fashion. Neither the Company nor any of its Subsidiaries has made any claim against an Insurance Policy as to which the insurer has provided the Company or any of its Subsidiaries written, or to the Company’s Knowledge, oral notice that it is denying coverage. There are no outstanding material claims under any Insurance for the last three (3) years. The Company and its Subsidiaries have not had any self-insurance or co-insurance programs.
3.21   Related Person Transactions.   Except as set forth in the Company SEC Reports filed with the SEC prior to the date hereof, there are no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and (a) any Affiliate (including any officer or director) thereof (but not including any wholly owned Subsidiary of the Company), on the other hand or (b) any beneficial owner, directly or indirectly, of five percent (5%) or more of the shares of Company Common Stock, on the other hand, in each case, in excess of $50,000.
3.22   No TID U.S. Business.   None of the Company nor any of its Subsidiaries (a) produces, designs, tests, manufactures, fabricates, or develops “critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) performs the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to “covered investment critical infrastructure” as that term is defined in 31 C.F.R. § 800.212; or (c) maintains or collects, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241; and, therefore, none of the Company or any its subsidiaries is a “TID U.S. business” within the meaning of 31 C.F.R. § 800.248. The Company has no current intention of engaging in such activities in the future.
3.23   No Other Representations or Warranties.   Except for the representations and warranties expressly set forth in this Article III (as qualified by the Company Disclosure Letter and, as applicable, the Strategic Alternative Disclosure), none of the Company, any of its Affiliates or any other Person on behalf of the Company makes any express or implied representation or warranty (and there is and has been no reliance by Parent, Merger Sub or any of their respective Affiliates or Representatives on any such representation or warranty) with respect to the Company, its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Merger Sub or their respective Representatives or Affiliates in connection with the Merger, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or Affiliates or any other Person resulting from Parent’s, Merger Sub’s or their Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Representatives or Affiliates, including any information made available in the electronic data room maintained by the Company for the purposes of the Merger, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Merger, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES
Except as set forth in the disclosure letter delivered by the Buyer Parties on the date hereof (the “Parent Disclosure Letter”), the Buyer Parties hereby represent and warrant to the Company as follows:

4.1   Organization; Good Standing.
(a)   Parent.   Parent is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.
(b)   Merger Sub.   Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware; and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.
4.2   Authority; Execution and Delivery; Enforceability.   Each Buyer Party has the requisite power and authority to (a) execute and deliver this Agreement; (b) perform its covenants and obligations hereunder; and (c) consummate the Merger. The execution and delivery of this Agreement by the Buyer Parties, the performance by each Buyer Party of its respective covenants and obligations hereunder and the consummation of the Merger have been duly authorized by all necessary action on the part of each Buyer Party and no additional actions on the part of any Buyer Party are necessary to authorize (i) the execution and delivery of this Agreement by each Buyer Party; (ii) the performance by each Buyer Party of its respective covenants and obligations hereunder; or (iii) the consummation of the Merger. This Agreement has been duly executed and delivered by each Buyer Party and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each Buyer Party, enforceable against each Buyer Party in accordance with its terms, subject to the Enforceability Limitations.
4.3   Non-Contravention.   Neither the execution and delivery of this Agreement by each Buyer Party, nor the consummation of the Merger will (a) result in a violation or breach of or conflict with the certificate of incorporation, bylaws or other similar organizational documents of the Buyer Parties; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Contract to which any Buyer Party is a party or by which the Buyer Parties or any of their properties or assets may be bound; or (c) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Buyer Parties, except in the case of each of clauses (b) or (c) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or materially impair the ability of the Buyer Parties to perform their respective covenants and obligations pursuant to this Agreement.
4.4   Requisite Governmental Approvals.   No Consent of any Governmental Authority is required on the part of the Buyer Parties or any of their Affiliates (a) in connection with the execution and delivery of this Agreement by each Buyer Party; (b) the performance by each Buyer Party of their respective covenants and obligations pursuant to this Agreement; or (c) the consummation of the Merger, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company Group is qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; and (iii) such other Consents the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or materially impair the ability of the Buyer Parties to perform their respective covenants and obligations pursuant to this Agreement.
4.5   Legal Proceedings; Orders.
(a)   No Legal Proceedings.   There are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against Parent or Merger Sub that would, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the materially impair ability of the Buyer Parties to perform their respective covenants and obligations pursuant to this Agreement.
(b)   No Orders.   Neither Parent nor Merger Sub is subject to any Order of any kind or nature that would, individually or in the aggregate, prevent or materially delay the consummation of the

Merger or the materially impair ability of the Buyer Parties to perform their respective covenants and obligations pursuant to this Agreement.
4.6   Ownership of Company Common Stock.   Neither Parent nor Merger Sub or any of their affiliates is, nor at any time during the last three years has it been, an “interested stockholder” of the Company within the meaning of Section 203 of the DGCL.
4.7   Brokers.   There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Buyer Parties or any of their Affiliates who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Merger.
4.8   Operations of Merger Sub.   Merger Sub has been formed solely for the purpose of engaging in the Merger, and, prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement. Parent owns beneficially and of record all of the outstanding capital stock, and other equity and voting interest in, Merger Sub free and clear of all liens.
4.9   No Parent Vote or Approval Required.   Other than the Parent Preferred Stockholder Approval, which Parent Preferred Stockholder Approval has been obtained prior to the date of this Agreement, no vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to adopt this Agreement and approve the Merger. The vote or consent of Parent, as the sole stockholder of Merger Sub, is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub necessary to adopt this Agreement and approve the Merger.
4.10   Sufficient Funds.   Parent has available to it, and will have on the Closing Date, the funds necessary to (i) consummate the transactions contemplated by this Agreement and to make all of the payments contemplated by Article II in connection with the Merger, (ii) pay any and all fees and expenses required to be paid at Closing by Parent and Merger Sub in connection with the Merger and (iii) satisfy all of the other payment obligations of Parent and Merger Sub contemplated hereunder.
4.11   Stockholder and Management Arrangements.   As of the date of this Agreement, other than this Agreement, the Voting and Support Agreements and the Confidentiality Agreement, no Buyer Party nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company Group (a) relating to (i) this Agreement or the Merger; or (ii) the Surviving Corporation or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing; or (b) pursuant to which any (i) such holder of Company Common Stock would be entitled to receive consideration of a different amount or nature than the Per Share Price in respect of such holder’s Company Common Stock; (ii) such holder of Company Common Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) such stockholder, director, officer, employee or other Affiliate of the Company Group has agreed to provide, directly or indirectly, equity investment to the Buyer Parties to finance any portion of the Merger.
4.12   Solvency.   Neither Parent nor Merger Sub is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. As of the Effective Time and immediately after giving effect to the Merger (including the payment of all amounts payable pursuant to Article II in connection with or as a result of the Merger and all related fees and expenses of Parent, the Company and their respective Subsidiaries in connection therewith), assuming the representations and warranties of the Company in Article III are true and correct in all material respects, (a) the amount of the “fair saleable value” of the assets of Parent and its Subsidiaries (including the Surviving Corporation) on a consolidated basis will exceed (i) the value of all liabilities of Parent and its Subsidiaries (including the Surviving Corporation) on a consolidated basis, including contingent and other liabilities; and (ii) the amount that will be required to pay the probable liabilities of Parent and its Subsidiaries (on a consolidated basis) on their existing debts (including contingent liabilities) as such debts become absolute and matured; (b) Parent and its Subsidiaries (on a consolidated basis) will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged and (c) Parent and its Subsidiaries (on a consolidated basis) will be able to pay its liabilities, including contingent and other liabilities, as they mature.
4.13   Foreign Person Status.   Parent is not a “foreign person” or a “foreign entity,” as defined in Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”). Parent is not controlled by a “foreign person,” as defined in the DPA. Parent does not permit any foreign person affiliated with Parent, whether affiliated as a limited partner or otherwise, to obtain through Parent any of the following with respect to the Company: (i) membership or observer rights on the Board of Directors or equivalent governing body of the Company or the right to nominate an individual to a position on the Board of Directors or equivalent governing body of the Company; or (ii) “control” of the Company (as defined in the DPA).
4.14   Exclusivity of Representations and Warranties.
(a)   No Other Representations and Warranties.   Each Buyer Party, on behalf of itself and its respective Subsidiaries (and any of their Representatives and Affiliates), acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III:
(i)   neither the Company nor any of its respective Subsidiaries (or any of their Representatives, Affiliates, or other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their financial conditions, businesses, results of operations, properties, assets, liabilities, prospects or otherwise in connection with this Agreement or the Merger or the negotiation with respect to the foregoing;
(ii)   no Person has been authorized by the Company Group or any of its Affiliates or Representatives to make any representation or warranty relating to the Company Group or any of its financial conditions, businesses, results of operations, properties, assets, liabilities, or prospects or otherwise in connection with this Agreement or the Merger or the negotiation with respect to the foregoing, and if made, such representation or warranty has not be relied upon by the Buyer Parties or any of their respective Affiliates or any Representative of the foregoing as having been authorized by the Company Group or any of its Affiliates or any Representative of the foregoing (or any other Person); and
(iii)   the representations and warranties made by the Company in Article III of this Agreement (as qualified by the Company Disclosure Schedule and, as applicable, the Strategic Alternative Disclosure) are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Buyer Parties or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).
(b)   No Reliance.   Each Buyer Party, on behalf of itself and its Affiliates and Representatives, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not, and they are not, acting (including, as applicable, by entering into this Agreement or consummating the Merger) in reliance on:
(i)   any representation or warranty, express or implied, or other statement;
(ii)   any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Buyer Parties or any of their respective Affiliates or any Representative of the foregoing, including any materials or information made available in the electronic data room hosted by or on behalf of the Company in connection with this Agreement, the Merger or the other transactions contemplated hereby or in connection with presentations by the management of the Company or any of its Subsidiaries; or
(iii)   the accuracy or completeness of any representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation, statement, or other materials or information.

ARTICLE V
INTERIM OPERATIONS OF THE COMPANY
5.1   Affirmative Obligations.   Except as expressly contemplated by this Agreement, as set forth in Section 5.1 of the Company Disclosure Letter, for any actions taken in good faith to respond to any COVID-19 Measures (provided that prior to taking any such action or in action in response to any COVID-19 Measure, the Company shall provide reasonable notice to, and consult with, Parent (if legally permissible) prior to taking or not taking any such action), as required by applicable Law, or as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed and may be granted by an e-mail or other electronic communication from the individuals listed on Schedule 5.1), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time (the “Interim Period”), (a) the Company will, and will cause each of its Subsidiaries to, use its respective commercially reasonable efforts to preserve intact its material assets, properties, and Contracts, and (b) the Company will not, and will cause each of its Subsidiaries not to:
(a)   (i) except for the actions expressly described in the third through sixth bullet points of the Strategic Alternative Disclosure, sell, lease, exclusively license, transfer or dispose of any material assets of the Company Group (except, in the case of any of the foregoing, pursuant to (A) dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the business of the Company Group or (B) pursuant any Company Material Contract) or (ii) mortgage, pledge or otherwise encumber any assets or create any Liens thereon;
(b)   (i) except as otherwise permitted pursuant to an exception to the covenants contained in this Section 5.1, (i) accelerate, terminate or cancel any Company Material Contract, (ii) grant a material waiver or release, or assign any material right, obligation or claim under, any Company Material Contract, (iii) amend or modify any Company Material Contract in a manner that is adverse in any material respect to the Company Group, or (iv) enter into any Contract which, if entered into prior to the date of this Agreement would have been a Company Material Contract;
(c)   acquire or agree to acquire (by merger, consolidation or otherwise), or purchase an equity interest in or agree to purchase an equity interest in, or purchase or agree to purchase any asset of, or acquire an exclusive license of, any business, corporation, partnership, association or other business organization or division thereof;
(d)   amend the Charter or Bylaws or the respective organizational documents of any of the Company or any of the Company’s Subsidiaries;
(e)   (i) establish a record date for, declare, set aside or pay any dividend or other distribution payable in cash, capital stock, property or otherwise with respect to any shares of its capital stock or other equity or voting interests, or make any other actual, constructive or deemed distribution in respect of its capital stock or other equity or voting interests, except for dividends or other distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent, (ii) pledge or encumber any of its capital stock or other equity or voting interests, or (iii) modify the terms of any of its capital stock or other equity or voting interests;
(f)   repurchase, redeem or otherwise reacquire any shares of Company Common Stock, other equity securities of the Company, other ownership interests of any options, warrants or rights to acquire any such stock, securities or interests of the Company, other than in connection with (i) transactions involving only wholly owned Subsidiaries of the Company in the ordinary course of business consistent with past practice, (ii) repurchases or reacquisitions of shares of Company Common Stock at the lower of the original exercise price or the current fair market value of a share of Company Common Stock pursuant to the Company’s right to repurchase or reacquire shares of Company Common Stock held by employees or other service providers of the Company Group in connection with termination of such Person’s employment or engagement by the Company, (iii) net share withholding of taxes from employees of the Company Group in payment of withholding tax upon the settlement of Company RSUs, or (iv) the cashless or net exercise of Company Options, in each case of clauses (ii), (iii) and (iv), pursuant to the terms of such awards;

(g)   split, combine or reclassify any outstanding shares of Company Capital Stock;
(h)   issue, sell, dispose of or authorize, propose or agree to the issuance, sale or disposition by the Company or any of its Subsidiaries of, any shares of, or any options, warrants or rights of any kind to acquire any shares of, or any securities convertible into or exchangeable for any shares of, Company Capital Stock, or any other securities in respect of, in lieu of, or in substitution for any class of its capital stock outstanding on the date hereof, except (i) for the Company Class A Common Stock issuable upon exercise or conversion of Company Options or other convertible securities outstanding as of the date hereof or issued or granted without material breach of the terms of this Agreement, or (ii) for the settlement of Company RSUs;
(i)   incur any indebtedness, or guarantee, assume or otherwise become responsible for any such indebtedness of another Person, except for (i) loans or advances between members of the Company Group, and (ii) interest, fees, costs, and similar amounts accrued pursuant to any financing arrangement in effect on or prior to the date of this Agreement;
(j)   make any loans or advances, except (i) to or for the benefit of a member of the Company Group or (ii) for advances for reimbursable employee or contractor expenses in the ordinary course of business consistent with past practices;
(k)   except to the extent required by the specific terms of a Company Benefit Plan: (i) grant or amend any severance or termination pay to any current or former Service Provider, (ii) grant any incentive, bonus, equity or equity-based, or other similar awards, or accelerate the funding, vesting or payment of any compensation or benefit or make any increase in the salaries, bonuses or other compensation or benefits to any current or former Service Provider, (iii) adopt, amend, establish or enter into any material plan, policy or arrangement for the current or future benefit of any current or former Service Provider that would be a Company Benefit Plan if it were in existence on the date hereof, or (iv) hire or terminate (other than for cause) any Service Provider of the Company or any of its Subsidiaries;
(l)   execute, enter into, negotiate or amend any Labor Agreement;
(m)   other than as required by GAAP (as determined by the Company’s independent auditor), revalue in any material respect any of its properties or assets, or change its Tax accounting methods, principles or practices;
(n)   (i) amend any income or other material Tax Return, (ii) make, change or revoke any material Tax election, (iii) settle or compromise any material Tax claim or assessment by any Governmental Authority, except to the extent that any such settlement or compromise does not exceed the amount of any Tax reserves that have been established in the Company SEC Reports, (iv) surrender any right to claim a material Tax refund, or (v) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;
(o)   settle, compromise or otherwise resolve any Legal Proceedings other than the compromise or settlement of Legal Proceedings: that (i) (A) are for an amount for each such compromise or settlement that is, individually, less than $25,000 and for all such compromises or settlements that is, in the aggregate, less than $100,000, and (B) does not impose any injunctive relief on the Company or any of its Subsidiaries (other than customary non-monetary restrictions that are ancillary to the monetary relief granted) and does not involve the admission of wrongdoing by the Company, any Subsidiary of the Company or any of their respective officers or directors, or (ii) settled in compliance with Section 6.12;
(p)   make or commit to make any capital expenditures other than pursuant to Contracts in effect on or prior to the date of this Agreement;
(q)   propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;
(r)   fail to maintain in all material respects the Insurance Policies;

(s)   fail to take any action (including non-payment of fees) with respect to any Company Registered Intellectual Property owned or purported to be owned by the Company Group with the relevant Governmental Authorities and domain name registrars that is reasonably necessary to maintain such Registered Company Intellectual Property in full force and effect;
(t)   assign, transfer, sell, or dispose of or grant exclusive licenses to any material Company Owned Intellectual Property, or (ii) terminate or transfer any license to the Company Group for any material third party Company Intellectual Property under a Company Material Contract, or under a contract entered into after the date hereof that would have been a Company Material Contract had it been entered into on or prior to the date hereof;
(u)   grant rights or licenses in any Company Owned Intellectual Property to any standards-setting organization (including any group or organization, such as special interest groups, forums, consortia, committees, working groups or associations) or to any third party in connection with the requirements of any standards-setting organization;
(v)   request an adjournment, continuance, postponement, or delay (or consent to requests of the plaintiffs or any other party to any of the foregoing, or request that plaintiffs or any other party request any of the foregoing) of the District Court’s hearing in the Hardy Proceeding to consider Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, filed on May 17, 2023; or
(w)   enter into, authorize any of, or agree or commit in writing to enter into a Contract to take any of the actions prohibited by this Section 5.1.
5.2   No Solicitation.
(a)   No Solicitation or Negotiation.   Subject to the terms of Section 5.2(b), during the Interim Period, the Company will, and will cause its Subsidiaries to, and will instruct its legal and financial advisors, to (i) cease and cause to be terminated any discussions or negotiations with, (ii) cease providing any further non-public information with respect to the Company Group to, and (iii) terminate all access granted to any physical or electronic data room (or other access to diligence) to, any Person and its Affiliates or Representatives that relates to, or that would reasonably be expected to lead to, an Acquisition Proposal. Subject to the terms of Section 5.2(b), during the Interim Period, the Company Group will not, and will not instruct, authorize or knowingly permit any of its Representatives to, directly or indirectly, (1) solicit, initiate, or propose the making, submission or announcement of, or knowingly induce, encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (2) furnish to any Person (other than to Parent and its Affiliates and their respective Representatives) any non-public information relating to the Company Group or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group (other than Parent and its Affiliates and their respective Representatives), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (3) participate or engage in, or knowingly facilitate, discussions or negotiations with any Person with respect to an Acquisition Proposal or with respect to any inquiries from any Person relating to the making of an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.2 and contacting the Person making the Acquisition Proposal to the extent necessary to clarify the terms of the Acquisition Proposal); (4) approve, endorse, or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (5) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (6) authorize, propose or commit to do any of the foregoing. During the Interim Period, the Company will not be required to enforce, and will be permitted to waive, any provision of any standstill provision in any confidentiality agreement or Contract solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board (or any committee thereof) if the Company has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with its fiduciary duties under applicable Law. Promptly (and in any event within five (5) Business Days) following the date of this Agreement, the Company will request that each Person (other than Parent and its Representatives) that has executed a confidentiality agreement in the seven (7) months prior to the date of this Agreement in connection with its consideration of an Acquisition Proposal promptly return or destroy, in accordance with the terms of such confidentiality agreement, all non-public information furnished to such Person by or on behalf of the Company or its Subsidiaries prior to the date of this Agreement.
(b)   Superior Proposals.   Notwithstanding anything to contrary set forth in this Agreement, from the date hereof until the Company’s receipt of the Requisite Stockholder Approval, the Company and the Company Board (or a committee thereof) may, directly or indirectly through one or more of their Representatives (including the financial advisors set forth in Section 3.18 of the Company Disclosure Letter), (i) participate or engage in discussions or negotiations with or (ii) furnish any non-public information relating to the Company Group to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group pursuant to an Acceptable Confidentiality Agreement, to any Person (or its Affiliates, Representatives or financing sources) that has made or delivered to the Company an Acquisition Proposal after the date hereof, and otherwise facilitate the making of such Acquisition Proposal, in each case with respect to an Acquisition Proposal that did not result from any material breach of Section 5.2(a); provided, however, that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal, and the Company Board (or a committee thereof) has determined in good faith (after consultation with its outside legal counsel) that the failure to take the actions contemplated by this Section 5.2(b) would be inconsistent with its fiduciary duties pursuant to applicable Law; and provided further, however, that the Company will promptly (and in any event within two Business Days) make available to Parent any non-public information concerning the Company Group that is provided to any such Person or its Affiliates, Representatives or financing sources that was not previously made available to Parent or any of its Affiliates, Representatives or financing sources.
(c)   No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement.   Except as provided by Section 5.2(d), during the Interim Period, the Company Board (or a committee thereof) may not:
(i)   (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent in any material respect (it being understood that it shall be considered a modification adverse to Parent if any Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board fails to publicly recommend against acceptance of such tender or exchange offer by the Company Stockholders within 10 Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act; (B) adopt, approve, endorse, recommend or otherwise declare advisable an Acquisition Proposal; (C) fail to publicly reaffirm the Company Board Recommendation within 10 Business Days after Parent requests in writing (or, if the Company Stockholder Meeting is scheduled to be held within 10 Business Days, then within one Business Day after Parent so requests in writing); provided that Parent makes such request only after a material development has occurred that Parent believes, in good faith, has created uncertainty as to the position of the Company Board or whether the Requisite Stockholder Approval will be obtained; (D) take or fail to take any formal action or make or fail to make any recommendation or public statement in connection with a tender or exchange offer, other than a recommendation against such offer or a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication) (it being understood that the Company Board (or a committee thereof) may refrain from taking a position with respect to an Acquisition Proposal until 2:30 p.m. (Prevailing Pacific Time) on the 10th Business Day after the commencement of a tender or exchange offer in connection with such Acquisition Proposal without such action being considered a violation of this Section 5.2); or (E) fail to include the Company Board

Recommendation in the Proxy Statement(any action described in clauses (A) through (E), a “Company Board Recommendation Change”); provided, however, that, for the avoidance of doubt, none of (1) the determination, in itself, by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal or (2) the delivery, in itself, by the Company to Parent of any notice contemplated by Section 5.2(d) will constitute a Company Board Recommendation Change; or
(ii)   cause or permit the Company Group to enter into an Alternative Acquisition Agreement.
(d)   Company Board Recommendation Change; Entry into Alternative Acquisition Agreement.    Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Requisite Stockholder Approval:
(i)   other than in connection with an Acquisition Proposal that constitutes a Superior Proposal, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to any material event or development or material change in circumstances after the date of this Agreement with respect to the Company that (A) was not known to, or reasonably foreseeable by, the Company Board as of the date hereof; and (B) does not relate to (1) any Acquisition Proposal; (2) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Company Class A Common Stock (it being understood that the underlying cause of any of the foregoing in this clause (2) may be considered and taken into account); (3) any change, action, event, condition, state of facts or effect relating to Parent, Merger Sub or any of their respective Affiliates; or (4) any development or change in the industry in which the Company and its Subsidiaries operate or conditions in the United States or other jurisdictions where the Company and its Subsidiaries operate (each such event, an “Intervening Event”), if the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would likely be inconsistent with its fiduciary duties pursuant to applicable Law and if and only if:
(1)   the Company has provided prior written notice to Parent at least four Business Days in advance to the effect that the Company Board (or a committee thereof) has (A) so determined; and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.2(d)(i), which notice will specify in reasonable detail the basis for such Company Board Recommendation Change and describe the applicable Intervening Event in reasonable detail; and
(2)   prior to effecting such Company Board Recommendation Change, (i) the Company and its Representatives, during such four Business Day period (which period shall expire at 5:00 p.m. (Prevailing Pacific Time) on the fourth Business Day (the “Event Notice Period”)), must have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board (or a committee thereof) no longer determines that the failure to make a Company Board Recommendation Change in response to such Intervening Event would likely be inconsistent with its fiduciary duties pursuant to applicable Law, and (ii) following the Event Notice Period, the Company Board (or a committee thereof) (after consultation with its outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement) has determined that the failure of the Company Board (or a committee thereof) to make a Company Board Recommendation Change would likely be inconsistent with its fiduciary duties pursuant to applicable Law; it being understood that each time that material modifications or developments with respect to the Intervening Event occur (as reasonably determined by the Company Board (or a committee thereof) in good faith), the Company shall notify Parent of such modification and the time period set forth in the preceding clause (2) shall recommence and be extended for two Business Days from the later of (a) the delivery of such written notice to Parent or (b) the end of the original Event Notice Period; or

(ii)   if the Company has received a bona fide Acquisition Proposal that the Company Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, then the Company Board may (A) effect a Company Board Recommendation Change with respect to such Acquisition Proposal; or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h) to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, in each case if and only if:
(1)   the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to do so would likely be inconsistent with its fiduciary duties pursuant to applicable Law;
(2)   the Company Group and its Representatives have complied in all material respects with their obligations pursuant to this Section 5.2 with respect to such Acquisition Proposal; and
(3)   (i) the Company has provided prior written notice to Parent at least four Business Days in advance (the “Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) received an Acquisition Proposal that has not been withdrawn; (B) concluded in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal; and (C) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to Section 8.1(h) absent any revision to the terms and conditions of this Agreement that would cause such Acquisition Proposal to cease to constitute a Superior Proposal, which notice will specify the basis for such Company Board Recommendation Change or termination, including the identity of the Person or “group” of Persons making such Acquisition Proposal, the material terms thereof and copies of all relevant documents relating to such Acquisition Proposal; and (ii) prior to effecting such Company Board Recommendation Change or termination, the Company and its Representatives, during the Notice Period (which period shall expire at 11:59 p.m. (Prevailing Pacific Time) on the fourth Business Day of the Notice Period), must have negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that such Acquisition Proposal would cease to constitute a Superior Proposal; provided, however, that (1) in the event of any material revisions, amendments, updates or supplements to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.2(d)(ii)(3) with respect to such new written notice (it being understood that the “Notice Period” in respect of such new written notice will be three Business Days from the later of (x) the delivery of such written notice to Parent and (y) the end of the original Notice Period), and (2) at the end of the Notice Period, the Company Board (or a committee thereof) must have in good faith (after consultation with its financial advisor and outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement) reaffirmed its determination described in clause (1) above that such Acquisition Proposal is a Superior Proposal;
(e)   Notice.   During the Interim Period, the Company will promptly (and, in any event, within twenty-four (24) hours) notify Parent in writing of (i) any Acquisition Proposal that is received by the Company or any of its Representatives or (ii) any non-public information requested from, or if any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives with respect to an Acquisition Proposal. Such notice must include (A) the identity of the Person or “group” of Persons making such Acquisition Proposal; and (B) a copy of the written Acquisition Proposal (or if oral, a summary of the material terms and conditions of such Acquisition Proposal received from such Person or “group”. Thereafter, the Company must keep Parent reasonably informed, on a prompt basis (and in any event within 48 hours of any material development with regard to or material amendment of such proposal or request), of the status and terms of any such proposal (including any amendments thereto) and the status of any such discussions or negotiations, including providing copies of any new or amended material agreements, documents or other written materials submitted in connection therewith. During the Interim Period, the Company will promptly (and, in any event, within twenty-four (24) hours) make available to Parent any non-public information concerning the Company and its Subsidiaries that is provided to any such Person or group or its Representatives that was not previously made available to Parent or its Representatives.
(f)   Certain Disclosures.   So long as the Company Board (or a committee thereof) expressly reaffirms the Company Board Recommendation in any such public disclosure (other than in a customary “stop, look and listen” communication to the Company Stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act):
(i)   nothing in this Agreement will prohibit the Company or the Company Board (or a committee thereof) from (A) taking and disclosing to the Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (C) informing any Person of the existence of the provisions contained in this Section 5.2; or (D) making any disclosure to the Stockholders (including regarding the business, financial condition or results of operations of the Company Group) that the Company Board (or a committee thereof) has determined to make in good faith in order to comply with applicable Law, regulation or stock exchange rule or listing agreement, it being understood that any such statement or disclosure made by the Company Board (or a committee thereof) pursuant to this Section 5.2(f)(i) must be subject to the terms and conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company Board (or any committee thereof) and the rights of Parent under this Section 5.2, it being understood that nothing in the foregoing will be deemed to permit the Company or the Company Board (or a committee thereof) to effect a Company Board Recommendation Change other than in accordance with Section 5.2(d).
(ii)   it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof) that solely (A) describes the Company’s receipt of an Acquisition Proposal, (B) identifies the Person making such Acquisition Proposal, (C) provides the material terms of such Acquisition Proposal, or (D) describes the operation of this Agreement with respect thereto will not, in and of itself, be deemed to be (1) a withholding, withdrawal, amendment, or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.
(g)   Breach by Representatives.   The Company agrees that (i) any action taken by a Representative of the Company (other than a Specified Person) that is authorized or directed by the Company or any Specified Person, or that a Specified Person is made aware of and does not take prompt action to cease, and that, if taken by the Company, would constitute a material breach of this Section 5.2, will be deemed to constitute a material breach by the Company of this Section 5.2; and (ii) any action taken by a Specified Person that, if taken by the Company, would constitute a material breach of this Section 5.2 will be deemed to constitute a material breach by the Company of this Section 5.2.
ARTICLE VI
ADDITIONAL COVENANTS
6.1   Required Action and Forbearance; Efforts.
(a)   Reasonable Best Efforts.   Upon the terms and subject to the conditions set forth in this Agreement, the Buyer Parties, on the one hand, and the Company, on the other hand, will use their respective reasonable best efforts to (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Merger, including by:

(A) causing the conditions to the Merger set forth in Article VII to be satisfied; (B) (1) obtaining all Consents from Governmental Authorities; and (2) making all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Merger; (C) obtaining all Consents and delivering all notifications pursuant to any Company Material Contracts in connection with this Agreement and the consummation of the Merger so as to maintain and preserve the benefits to the Surviving Corporation of such Company Material Contracts as of and following the consummation of the Merger; provided that the Company shall have no obligation to send any notification or to seek any Consent pursuant to any Company Material Contract unless and until Parent requests in writing (including by email) that the Company do so; and (D) executing and delivering any Contracts and other instruments that are reasonably necessary to consummate the Merger.
(b)   No Omission to Take Necessary Action.   In addition to the foregoing, subject to the terms and conditions of this Agreement, neither the Buyer Parties, on the one hand, nor the Company, on the other hand, will take any action, or omit to take any action, which action or omission is intended to or has (or would reasonably be expected to have) the effect of preventing, impairing, delaying or otherwise adversely affecting (i) the consummation of the Merger; or (ii) the ability of such Parties to fully perform their obligations pursuant to this Agreement. For the avoidance of doubt, no action by any member of the Company Group or Buyer Party taken (or failed to be taken) in compliance with the express terms of this Agreement will be considered a violation of this Section 6.1. Notwithstanding anything in this Agreement to the contrary, if any Legal Proceeding is instituted (or threatened in writing to be instituted) challenging any transaction contemplated by this Agreement, no Party shall be under any obligation to: (a) litigate or contest any such Legal Proceeding or any Order, whether temporary, preliminary or permanent, or (b) make proposals, execute or carry out agreements or submit to Orders providing for (i) the sale, divestiture or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of the Buyer Parties or Company or (ii) the imposition of any limitation on the ability of any Party to freely conduct their business.
(c)   No Consent Fee.   Notwithstanding anything to the contrary set forth in this Section 6.1 or elsewhere in this Agreement, the Company Group will not be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Merger, including in connection with obtaining any consent pursuant to any Company Material Contract.
6.2   Government Filings.   The Buyer Parties on the one hand shall, and shall cause their respective Affiliates, if applicable to, and the Company (and their respective Subsidiaries, if applicable), on the other hand, shall, to the extent required in the reasonable judgment of counsel to Parent and the Company, as soon as practicable after the date of this Agreement execute and file, or join in the execution and filing of, notification filings, forms and submissions with any Governmental Authority (including in draft form where applicable) that may be necessary in order to obtain the Consent of any Governmental Authority, whether federal, state, local or foreign, which may be required in connection with the consummation of the Merger or the other transactions contemplated hereby. Each of Parent and the Company will use reasonable best efforts to (A) cooperate and coordinate (and cause its respective Affiliates to cooperate and coordinate) with the other in the making of such filings; (B) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (C) supply (or cause the other to be supplied) any additional information that may be required or requested by the Governmental Authorities of any applicable jurisdiction in which any such filing is made; and (D) take all action necessary to obtain the required Consents from such Governmental Authorities, in each case as soon as practicable.
6.3   Proxy Statement and Other Required SEC Filings.
(a)   Proxy Statement.   The Company will use its commercially reasonable efforts to, within 15 Business Days of the date of this Agreement, prepare and file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) in connection with the Stockholder Meeting. Subject to Section 5.2(d), and unless there has been a Company Board Recommendation Change, the Company must include the Company Board Recommendation in the Proxy Statement and use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval. The Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after the filing thereof, including responding as promptly as reasonably practicable to any comments received from the SEC or its staff concerning the Proxy Statement.
(b)   Other Required Company Filing.   If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company will promptly prepare and file such Other Required Company Filing with the SEC. The Company will use its reasonable best efforts to cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NASDAQ. The Company may not file the Proxy Statement or any Other Required Company Filing with the SEC without first providing Parent and its counsel a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Parent or their counsel. On the date of filing, the date of mailing (or other dissemination) to the Stockholders (if applicable) and at the time of the Stockholder Meeting, neither the Proxy Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no representation, warranty or covenant is made by the Company with respect to any information supplied by the Buyer Parties or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing. The information supplied by the Company for inclusion or incorporation by reference in the Proxy Statement or any Other Required Parent Filings will not, at the time that such Proxy Statement or Other Required Parent Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(c)   Other Required Parent Filing.   If Parent determines that any Buyer Party (or any of their respective Affiliates, if applicable) is required to file any document with the SEC as a result of the Merger or the Stockholder Meeting pursuant to applicable Law (an “Other Required Parent Filing”), then the Buyer Parties will, and will cause their respective Affiliates to, use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. The Buyer Parties will cause, and will cause their respective Affiliates to cause, any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Neither the Buyer Parties nor any of their respective Affiliates may file any Other Required Parent Filing (or any amendment thereto) with the SEC without first providing the Company and its counsel a reasonable opportunity to review and comment thereon, and Parent will give due consideration to all reasonable additions, deletions or changes suggested thereto by the Company or its counsel. On the date of filing with the SEC and at the time of the Stockholder Meeting, no Other Required Parent Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no representation, warranty, or covenant is made by the Buyer Parties with respect to any information supplied by the Company for inclusion or incorporation by reference in any Other Required Parent Filing. The information supplied by the Buyer Parties and their respective Affiliates for inclusion or incorporation by reference in the Proxy Statement or any Other Required Company Filing will not, at the time that the Proxy Statement or such Other Required Company Filing is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(d)   Furnishing Information.   Each of the Company, on the one hand, and the Buyer Parties, on the other hand, will furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and any Other Required Company Filing or any Other Required Parent Filing. If at any time prior to the Stockholder Meeting any information relating to the Company, the Buyer Parties or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate (and, to the extent required by applicable Law or the SEC or its staff, disseminate such amendment or supplement to the Stockholders).
(e)   Consultation Prior to Certain Communications.   The Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand, may not communicate in writing with the SEC or its staff with respect to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel.
(f)   Notices.   The Company, on the one hand, and Parent, on the other hand, will (i) promptly advise the other of (A) any receipt of a request by the SEC or its staff for any amendment or revisions to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be; (B) any receipt of comments (oral or written) from the SEC or its staff on the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be; or (C) any receipt of a request by the SEC or its staff for additional information, and (ii) supply each other with copies of all written correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings. The Parties will use their respective reasonable best efforts to resolve all SEC comments, if any, with respect to the Proxy Statement as promptly as practicable after the receipt thereof.
(g)   Amendment.   Except as required by applicable Law, no amendment or supplement to the Proxy Statement will be made by the Company without the consent of Parent (which consent will not be unreasonably withheld, conditioned or delayed).
(h)   Dissemination of Proxy Statement.   Subject to applicable Law, the Company will use its reasonable best efforts to cause the Proxy Statement to be disseminated to the Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement.
6.4   Stockholder Meeting.
(a)   Call of Stockholder Meeting.   Subject to Section 5.2, the Company will take all action necessary in accordance with applicable Law, the Charter and the Bylaws to establish a record date for (and the Company will not change the record date without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed)) and duly convene and hold a special meeting of its stockholders (the “Stockholder Meeting”), in each case, as soon as reasonably practicable following the mailing (or other dissemination) of the Proxy Statement to the Stockholders for the purpose of obtaining the Requisite Stockholder Approval. Reasonably promptly after the date of this Agreement (and thereafter, upon the reasonable request of Parent made not more than once every week), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act assuming that, for such purposes only, the record date of the Stockholder Meeting will be 20 Business Days after the date the broker search is conducted. Notwithstanding anything to the contrary in this Agreement, the Company will not be required to convene and hold the Stockholder Meeting at any time prior to the 20th Business Day following the mailing (or other dissemination) of the Proxy Statement to the Stockholders. Subject to Section 5.2(d) and unless there has been a Company Board Recommendation Change, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.
(b)   Adjournment of Stockholder Meeting.   Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Stockholder Meeting if (i) there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Stockholder Meeting to constitute a quorum at the Stockholder Meeting, or if, after consultation with Parent, the Company determines in good faith that the Requisite Stockholder Approval is unlikely to be obtained at the Stockholder Meeting); (ii) the Company is required to postpone or adjourn the Stockholder Meeting by applicable Order or a request from the SEC or its staff; (iii) the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is required by applicable Law to postpone or adjourn the Stockholder Meeting; or (iv) the Company Board (or a committee thereof) has determined in good faith (after consultation with outside legal counsel) that it is necessary or appropriate to postpone or adjourn the Stockholder Meeting in order to give the Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Stockholders or otherwise made available to the Stockholders by issuing a press release, filing materials with the SEC or otherwise, in each case in accordance with the terms of this Agreement; provided, however, that the Company may not postpone the Stockholders Meeting for more than an aggregate of 20 Business Days without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed).
6.5   Anti-Takeover Laws.   Neither Parent nor the Company will take any action that would cause any restrictions on business combinations set forth in any “takeover” Law to become applicable to this Agreement or the Merger. Each of Parent, the Company and the Company Board (and any committee empowered to take such action, if applicable) will (a) take all actions within their power to ensure that no “anti-takeover” Law is or becomes applicable to the Merger; and (b) if any “anti-takeover” Law becomes applicable to the Merger, take all action within their power to ensure that the Merger may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize or make inapplicable the effect of such Law on the Merger.
6.6   Access.   During the Interim Period, to the extent reasonably requested by Parent, the Company will, and will cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, Contracts, books and records and personnel of the Company Group, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires the Company Group to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would in the good faith judgment of the Company based on advice of outside counsel give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which the Company Group is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right terminate or accelerate the rights pursuant to, such Contract (it being agreed that in the case of clauses (b) and (c), the Company shall give notice to Parent of the fact that it is withholding such documents, information or Contracts, and the reason for such withholding, and thereafter the Company will cooperate with Parent or its Representatives and use its commercially reasonable efforts to develop alternative methods of providing such documents, information or Contracts in a manner that would not result in any violation, default, prejudice or loss or privilege); (d) access would result in the disclosure of any trade secrets of third Persons; or (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and any Buyer Party and its Affiliates, on the other hand. Nothing in this Section 6.6 will be construed to require the Company Group or any of its Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.6 will be conducted in a manner that does not unreasonably interfere with the conduct of the business or operations of the Company Group or create a risk of damage or destruction to any property or assets of the Company Group. Any access to the properties of the Company Group will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing, including any air, soils or groundwater sampling. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its obligations set forth above by electronic means if physical access is not permitted under applicable Law or not practicable as a result of any Health Crisis (including any COVID-19 Measure), Force Majeure Event or Political Condition. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 6.6. All requests for access pursuant to this Section 6.6 must be directed to the Chief Legal Officer of the Company, or another person designated by the Company.

6.7   Section 16(b) Exemption.   Prior to the Closing, the Company will take all actions reasonably necessary to cause the Merger, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Merger by each individual who is a director or executive officer of the Company to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.
6.8   Directors’ and Officers’ Exculpation, Indemnification and Insurance.
(a)   Indemnified Persons.   For six years after the Effective Time, the Surviving Corporation and its Subsidiaries will (and Parent will cause the Surviving Corporation and its Subsidiaries to) honor and fulfill, in all respects, the obligations of the Company Group pursuant to (i) any indemnification agreements set forth on, or described in, Section 6.8(a) of the Company Disclosure Letter between a member of the Company Group and any of its current or former directors or officers (and any person who becomes a director or officer of a member of the Company Group prior to the Effective Time) (collectively, the “Indemnified Persons”) for any acts or omissions by such Indemnified Persons or employees occurring prior to the Effective Time and (ii) any indemnification, exculpation and advancement of expenses provision set forth in the certificates of incorporation, bylaws, and other similar organizational documents of the Company and its Subsidiaries as in effect on the date hereof.
(b)   Indemnification Obligation.   Without limiting the generality of the provisions of Section 6.8(a), during the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, Parent and the Surviving Corporation will (and Parent will cause the Surviving Corporation to) indemnify and hold harmless, to the fullest extent permitted by applicable law or pursuant to any indemnification agreements with the Company and any of its Subsidiaries in effect prior to the Closing, each Indemnified Person from and against any costs, fees and expenses (including advancing costs (including attorneys’ fees and investigation expenses)), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company Group or its Affiliates to the extent that such action or omission, or alleged action or omission, occurred prior to or at the Effective Time, whether asserted or claimed prior to, at or after the Effective Time; and (ii) the Merger, as well as any actions taken by the Company or the Buyer Parties with respect thereto (including any disposition of assets of the Surviving Corporation or any of its Subsidiaries that is alleged to have rendered the any of the Surviving Corporation or any of its Subsidiaries insolvent) (each of clauses (i) and (ii), a “Company Indemnified Proceeding”), except that if, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.8(b), then the claim asserted in such notice will survive the sixth anniversary of the Effective Time until such claim is fully and finally resolved. In the event an Indemnified Person is or becomes involved in any Company Indemnified Proceeding, Parent shall, or shall cause the Surviving Corporation to, pay reasonable out of pocket expenses in advance of the final disposition of any such Company Indemnified Proceeding to each Indemnified Person to the fullest extent permitted by Law. The Parties agree that the foregoing rights to indemnification and advancement shall also apply with respect to any action to enforce this Section 6.8.
(c)   D&O Insurance Broker.   Promptly (and in any event no later than two (2) Business Days) following the date of this Agreement, the Company shall appoint the Person set forth on Section 6.8(c) of the Company Disclosure Letter (the “New Broker”) as the broker of record for the Company and deliver evidence of the same to Parent; provided that, if at any time the New Broker has confirmed in writing to the Company that it cannot or will not place the D&O Tail Policies, then the Company shall appoint any Person it reasonably chooses as the broker of record for the Company for purposes of purchasing the D&O Tail Policies.
(d)   D&O Insurance.   Prior to the Closing, the Company shall purchase (i) from the Company’s existing directors’ and officers’ liability insurance carriers a prepaid “tail” policy with respect to the Company’s directors’ and officers’ liability insurance in effect on the date hereof (“D&O Tail Policy 1”) that provides for (A) $15 million in “Side ABC” coverage and (B) $10 million in “Side A Coverage” and (ii) from an insurance carrier with the same or better credit rating as the Company’s directors’ and officers’ liability insurance carriers on the date hereof a prepaid “tail” policy with respect to the Company’s directors’ and officers’ liability insurance in effect on the date hereof that provides for $15 million in additional “Side A” coverage (“D&O Tail Policy 2”, and together with D&O Tail Policy 1 or, if applicable, the Alternative D&O Policy, the “D&O Tail Policies”); provided, that, if the Company is unable to obtain the D&O Tail Policy 1 and the D&O Tail Policy 2 after using commercially reasonable efforts, it shall purchase a prepaid “tail” policy with respect to the Company’s directors’ and officers’ liability insurance in effect on the date hereof from an insurance carrier with the same or better credit ratings as the Company’s directors’ and officers’ liability insurance carriers on the date hereof (the “Alternative D&O Policy”); provided, that the aggregate cost for such Alternative D&O Policy shall not be in excess of 350% of the aggregate annualized amount paid or payable by the Company for coverage for the current fiscal year. The Surviving Corporation will (and Parent will cause the Surviving Corporation to) maintain such D&O Tail Policies in full force and effect and continue to honor its obligations thereunder for so long as such D&O Tail Policies are in full force and effect.
(e)   Successors and Assigns.   If Parent, the Surviving Corporation or any of their respective successors or assigns will (i) consolidate with or merge into any other Person and not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfer all or substantially all of its properties and assets to any Person, then proper provisions will be made so that the successors and assigns of Parent, the Surviving Corporation or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Corporation set forth in this Section 6.8.
(f)   No Impairment.   Except as required by applicable Law, the obligations set forth in this Section 6.8 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person who is a beneficiary pursuant to the D&O Tail Policies referred to in Section 6.8(d) (and their heirs and representatives)) without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons or other persons who are beneficiaries pursuant to the D&O Tail Policies referred to in Section 6.8(d) (and their heirs and representatives) are intended to be third party beneficiaries of this Section 6.8, with full rights of enforcement as if such person were a Party. The rights of the Indemnified Persons (and other persons who are beneficiaries pursuant to the D&O Tail Policies referred to in Section 6.8(d) (and their heirs and representatives)) pursuant to this Section 6.8 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws; (ii) the similar organizational documents of the Subsidiaries of the Company; (iii) any and all indemnification agreements entered into with the Company Group; or (iv) applicable Law (whether at law or in equity).
(g)   Joint and Several Obligations.   The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.8 will be joint and several.
(h)   Other Claims.   Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company Group for any of its directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.8 is not prior to or in substitution for any such claims pursuant to such policies or agreements.
6.9   Obligations of the Buyer Parties and the Company.   Parent will take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations pursuant to this Agreement and to consummate the Merger upon the terms and subject to the conditions set forth in this Agreement. Each of the Buyer Parties will be jointly and severally liable for any breach of this Agreement by any Buyer Party (or, following the Closing, the Surviving Corporation) or any other failure by any Buyer Party (or, following the Closing, the Surviving Corporation) to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.
6.10   Notification of Certain Matters.
(a)   Notification by the Company.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this

Agreement pursuant to Article VIII and the Effective Time, the Company will give prompt notice to Parent upon becoming aware (i) that any representation or warranty made by the Company in this Agreement has become untrue or inaccurate such that the condition set forth in Section 7.2(a) would not reasonably be expected to be satisfied at the Closing, (ii) of any failure of the Company to comply with any covenant or agreement to be complied with or satisfied by it under this Agreement such that the condition set forth in Section 7.2(b) would not reasonably be expected to be satisfied at the Closing, or (iii) of any Legal Proceeding commenced after the date of this Agreement or, to the Knowledge of the Company, threatened, or any Order, in each case, that relates to the transactions contemplated by this Agreement (including the Merger); provided, however, the Company’s obligations, actions or inactions pursuant to this sentence shall be deemed excluded for purposes of determining whether the condition set forth in Section 7.2(b) has been satisfied, unless such action or inaction is a Willful Breach; provided, further, that no such notification will affect or be deemed to modify any representation or warranty of the Company set forth in this Agreement or the conditions to the obligations of the Buyer Parties to consummate the Merger or the remedies available to the parties under this Agreement.
(b)   Notification by Parent.   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, Parent will give prompt notice to the Company upon becoming aware (i) that any representation or warranty made by the Buyer Parties in this Agreement has become untrue or inaccurate such that the condition set forth in Section 7.3(a) would not be satisfied, (ii) of any failure by the Buyer Parties to comply with or satisfy in any covenant or agreement to be complied with or satisfied by it under this Agreement such that the condition set forth in Section 7.3(b) would not be satisfied, or (iii) of any Legal Proceeding pending or, to the Knowledge of Parent, threatened, or any Order, that relates to the transactions contemplated by this Agreement (including the Merger); provided, however, that Parent’s obligations, actions or inactions pursuant to this sentence shall be deemed excluded for purposes of determining whether the condition set forth in Section 7.3(b) has been satisfied, unless such action or inaction is a Willful Breach; provided, further, that no such notification shall affect or be deemed to modify any representation or warranty of the Buyer Parties set forth herein or the conditions to the obligations of the Company to consummate the transactions contemplated hereby, including the Merger, or the remedies available to the parties under this Agreement.
(c)   At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, each party shall give prompt notice to the other party of any written notice or other written communication received by it or any of its Subsidiaries from any Person, subsequent to the date of this Agreement and prior to the Effective Time, alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement (including the Merger); provided, however, each party’s obligations, actions or inactions pursuant to this sentence shall be deemed excluded for purposes of determining whether the conditions set forth in either Section 7.2(b) or Section 7.3(b) have been satisfied, unless such actions or inactions are a Willful Breach; provided, further, that no such notification shall affect or be deemed to modify any representation or warranty set forth herein or the conditions to the obligations of any party to consummate the transactions contemplated hereby, including the Merger, or the remedies available to the parties hereunder.
6.11   Public Statements and Disclosure.   The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent and will be issued promptly following the execution and delivery of this Agreement. Thereafter, until the Closing, the Company (other than with respect to the portion of any communication relating to a Company Board Recommendation Change) and Parent will consult with each other, provide each other with a reasonable opportunity for review, and obtain each other’s prior written consent (such consent not to be unreasonably conditioned, withheld or delayed) before (a) participating in any media interviews; (b) engaging in any meetings or calls with analysts, institutional investors or other similar Persons; or (c) providing any statements that are public or are reasonably likely to become public, in any such case to the extent relating to the Merger or the transactions contemplated by this Agreement, except (i) as may be required or rendered impracticable by applicable Law, (ii) solely to the extent related to a Superior Proposal or Company Board Recommendation Change made in accordance with this Agreement; or (iii) with respect to any Legal Proceeding between the Company or its Affiliates, on the one hand, and the Buyer Parties and their Affiliates, on the other hand.

Notwithstanding the foregoing, each of the Company and Parent (and Representatives thereof) may make any public statements, disclosures or communications in response to inquiries from the press, analysts, investors, customers or suppliers or via industry conferences or analyst or investor conference calls, so long as such statements, disclosures or communications are consistent in all material respects with previous public statements, disclosures or communications jointly made by the Company and Parent or to the extent that they have been reviewed and previously approved by both the Company and Parent.
6.12   Transaction Litigation.   Prior to the Effective Time, the Company will provide Parent with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep Parent reasonably informed with respect to the status thereof. The Company will (a) give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation; (b) consult with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation and (c) consider in good faith Parent’s advice with respect to any Transaction Litigation. The Company may not compromise, settle or come to an arrangement regarding, or agree to compromise, settle or come to an arrangement regarding, any Transaction Litigation unless Parent has consented thereto in writing; provided that no such consent shall be required for any such compromise, settlement, or arrangement that, together with all other compromise settlement, or arrangements, is less than $500,000 in the aggregate. For purposes of this Section 6.12, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Transaction Litigation by the Company (to the extent that, based on the advice of outside counsel, such participation would not give rise to a material risk of waiving the attorney-client privilege between the Company and its counsel; it being agreed that the Company will notify Parent of the Company’s determination that such participation would give rise to a material risk of waiving privilege, and thereafter the Company will cooperate with Parent and use commercially reasonable efforts to develop alternative methods of providing information to maintain Parent’s participation rights without any loss of privilege), and Parent may offer comments or suggestions with respect to such Transaction Litigation but will not be afforded any decision-making power or other authority over such Transaction Litigation except for the settlement or compromise consent set forth above.
6.13   Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Class A Common Stock and the Public Warrants from NASDAQ as promptly as practicable after the Effective Time; and (b) the deregistration of the Company Class A Common Stock and the Public Warrants pursuant to the Exchange Act as promptly as practicable after such delisting.
6.14   Additional Agreements.   If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Company, then the proper officers and directors of each Party will use their reasonable best efforts to take such action.
6.15   Parent Vote.   Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub, will execute and deliver to the Company a written consent approving the Merger in accordance with the DGCL.
6.16   No Control of the Other Party’s Business.   The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Buyer Parties, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of the Buyer Parties and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.
6.17   FIRPTA.   At or prior to the Closing, the Company shall deliver a certificate, dated no more than 30 days prior to the Closing Date and signed by a responsible corporate officer of the Company under penalties of perjury, prepared in a manner consistent and in accordance with the requirements of Treasury Regulations Sections 1.897-2(g), (h) and 1.1445-2(c), certifying that no interest in the Company is, or has been during the relevant period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property interest” within the meaning of Section 897(c) of the Code, and a form of notice to the IRS prepared in accordance with the provisions of Treasury Regulation Section 1.897-2(h)(2); provided, however, that the sole remedy for the Company’s failure to deliver such certificate or notification letter shall be that Payment Agent, Parent, the Company and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom pursuant to any Tax Laws.
6.18   Warrant Amendment.   Prior to the Closing, the Company shall not amend, rescind, or terminate the Warrant Amendment or consent to any modification or waive any provision of the Warrant Amendment.
6.19   Resignations.   Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Parent resignations executed by each director and officer of the Company and its Subsidiaries immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.
ARTICLE VII
CONDITIONS TO THE MERGER
7.1   Conditions to Each Party’s Obligations to Effect the Merger.   The respective obligations of the Buyer Parties and the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) of each of the following conditions:
(a)   Requisite Stockholder Approval.   The Company will have received the Requisite Stockholder Approval at the Stockholder Meeting.
(b)   No Prohibitive Laws or Injunctions.   No Governmental Entity of competent jurisdiction shall have (i) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any applicable Law or (ii) issued or granted any Order (whether temporary, preliminary or permanent), in each case, that is in effect and has the effect of making the Merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the Merger in any jurisdiction.
7.2   Conditions to the Obligations of the Buyer Parties.   The obligations of the Buyer Parties to consummate the Merger will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) of each of the following conditions, any of which may be waived exclusively by Parent:
(a)   Representations and Warranties.
(i)   Other than the representations and warranties listed in Section 7.2(a)(ii) and Section 7.2(a)(iii), the representations and warranties of the Company set forth in this Agreement shall have been true and correct in all respects as of the date of this Agreement and will be true and correct in all respects as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date), except for such failures to be true and correct that would not have a Company Material Adverse Effect; and
(ii)   The representations and warranties set forth in Section 3.1 (Corporate Organization), Section 3.3 (Authority, Execution and Delivery; Enforceability), Section 3.18 (Broker’s Fees) and Section 3.19 (Opinion of Financial Advisor) shall have been true and correct in all material respects as of the date of this Agreement and will be true and correct in all material respects as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date); and
(iii)   The representations and warranties set forth in Section 3.2 (Capitalization) shall have been true and correct in all respects as of the date of this Agreement and will be true and correct in all respects as of the Closing Date with the same force and effect as if made on and as of such date, except for any de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date, except for any de minimis inaccuracies); and

(iv)   The representations and warranties set forth in Section 3.6(c) (Absence of Certain Changes or Events) shall have been true and correct in all respects as of the date of this Agreement and will be true and correct in all respects as of the Closing Date with the same force and effect as if made on and as of such date;
provided that, for purposes of determining the accuracy of the representations and warranties of the Company set forth in this Agreement for purposes of Section 7.2(a)(i) and Section 7.2(a)(ii), (A) all “Company Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” or similar phrases contained in such representations and warranties shall be disregarded (it being understood and hereby agreed that such qualifications shall not be disregarded pursuant to the terms of this proviso in the representation and warranty set forth in Section 3.6(c)) and (B) any update of or modification to the Company Disclosure Letter made or purported to have been made after the date of this Agreement shall be disregarded.
(b)   Performance of Obligations of the Company.   The Company will have performed and complied in all material respects with its covenants and obligations contained in this Agreement that are required to be performed and complied with by it at or prior to the Closing.
(c)   Company Material Adverse Effect.   No Company Material Adverse Effect will have occurred or exist following the execution and delivery of this Agreement that is continuing.
(d)   Officer’s Certificate.   The Buyer Parties will have received a certificate of the Company, validly executed by a duly authorized executive officer thereof, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.
7.3   Conditions to the Obligations of the Company to Effect the Merger.   The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) of each of the following conditions, any of which may be waived exclusively by the Company:
(a)   Representations and Warranties.   The representations and warranties of the Buyer Parties set forth in this Agreement shall have been true and correct as of the date of this Agreement and will be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date, except for (i) any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement; and (ii) those representations and warranties that address matters only as of a particular date, which representations will have been true and correct as of such particular date, except for any failure to be so true and correct that would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or the ability of the Buyer Parties to fully perform their respective covenants and obligations pursuant to this Agreement.
(b)   Performance of Obligations of the Buyer Parties.   The Buyer Parties will have performed and complied in all material respects with their covenants and obligations contained in this Agreement that are required to be performed and complied with by the Buyer Parties at or prior to the Closing.
(c)   Officer’s Certificate.   The Company will have received a certificate of the Buyer Parties, validly executed for and on behalf of the Buyer Parties and in the respective names of the Buyer Parties by a duly authorized officer thereof, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
7.4   Frustration of Closing Conditions.   None of the Company, Parent or Merger Sub may rely, either as a basis for not consummating the Merger or as a basis for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in this Article VII, as the case may be, to be satisfied if such failure was caused by any action or omission of such party of any of its Affiliates, including those that may give rise to a breach of this Agreement.
ARTICLE VIII
TERMINATION
8.1   Termination.   This Agreement may be validly terminated and the Merger may be abandoned only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)   at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent (on behalf of the Buyer Parties) and the Company;
(b)   by either Parent (on behalf of the Buyer Parties) or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if (i) any Order issued by any Governmental Authority of competent jurisdiction is in effect that permanently prohibits, makes illegal or enjoins the consummation of the Merger and has become final and non-appealable; or (ii) any Law shall have been enacted, entered, enforced or deemed applicable to the Merger that permanently prohibits, makes illegal or enjoins the consummation of the Merger, except that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been a principal cause of, or resulted in, such Order (or such Order becoming final and non-appealable);
(c)   by either Parent (on behalf of the Buyer Parties) or the Company, at any time prior to the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m. (Prevailing Pacific Time) on August 23, 2023 (as may be extended in accordance with Section 9.10(b)(iii), the “Termination Date”); provided that if (w) the definitive Proxy Statement has not been filed with the SEC on or before June 23, 2023, (x) the SEC provides comments to the preliminary Proxy Statement, or (y) a Governmental Authority commences a Legal Proceeding in a court of competent jurisdiction seeking an Order to prohibit, make illegal or enjoin the consummation of the Merger, then the Termination Date shall be automatically extended to November 21, 2023. The right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been a principal cause of, or resulted in, either (A) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Merger set forth in Article VII prior to the Termination Date; or (B) the failure of the Closing to have occurred prior to the Termination Date; provided that if the conditions to Closing set forth in Article VII are satisfied or waived prior to the Termination Date (or in the case of conditions that by their terms are to be satisfied at the Closing, shall be capable of being satisfied on the Closing Date), neither Parent nor the Company may terminate the Agreement pursuant to this Section 8.1(c) until the date that is 10 Business Days after the Termination Date;
(d)   by either Parent (on behalf of the Buyer Parties) or the Company, at any time prior to the Closing if the Company fails to obtain the Requisite Stockholder Approval at the Stockholder Meeting (or any adjournment or postponement thereof) at which a vote is taken on the Merger;
(e)   by Parent (on behalf of the Buyer Parties) (whether prior to or after the receipt of the Requisite Stockholder Approval), if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b), except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the delivery by Parent to the Company of written notice of such breach, delivered at least 30 calendar days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach or failure to perform has been cured within such 30 calendar day period;
(f)   by Parent (on behalf of the Buyer Parties), if at any time, (i) the Company Board (or a committee thereof) has effected a Company Board Recommendation Change or (ii) the Company shall have committed a Willful Breach of any of its obligation under Section 5.2(a);
(g)   by the Company (whether prior to or after the receipt of the Requisite Stockholder Approval), if any of the Buyer Parties have breached or failed to perform any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b), except that if such breach or failure to perform is capable of being cured by the Termination Date, the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the delivery by the Company to Parent of written notice of such breach, delivered at least 30 calendar days prior to such termination (or such shorter period of time as remains prior to the Termination Date), stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach or failure to perform has been cured within such 30 calendar day period;
(h)   by the Company, at any time prior to receiving the Requisite Stockholder Approval if (i) the Company has received a Superior Proposal; (ii) the Company Board has authorized the Company to enter into a definitive Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal; (iii) the Company has complied in all material respects with Section 5.2 with respect to such Superior Proposal; and (iv) concurrently with such termination the Company enters into an Alternative Acquisition Agreement and the Company pays the Company Termination Fee due to Parent in accordance with Section 8.3(b); or
(i)   by Parent (on behalf of the Buyer Parties) on or prior to August 4, 2023, if the District Court presiding over the Hardy Proceeding shall have entered an Order denying Plaintiffs’ Unopposed Motion for Preliminary Approval of Class Action Settlement, filed on May 17, 2023.
8.2   Manner and Notice of Termination; Effect of Termination.
(a)   Manner of Termination.   The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination pursuant to such provision.
(b)   Effect of Termination.   Any proper and valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any Affiliate of such Party or any partner, member, manager, stockholder, or Representative of the foregoing) to the other Parties, as applicable, except that Section 6.11, this Section 8.2, Section 8.3 and Article IX will each survive the termination of this Agreement in accordance with their respective terms. Notwithstanding the previous sentence, nothing in this Agreement will relieve any Party or other Person from any liability for any Willful Breach or Fraud. No valid termination of this Agreement will affect the rights or obligations of any Party or other Person pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the valid termination of this Agreement in accordance with their respective terms.
8.3   Fees and Expenses.
(a)   General.   Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Merger will be paid by the Party incurring such fees and expenses whether or not the Merger is consummated. For the avoidance of doubt, Parent or the Surviving Corporation will be responsible for all fees and expenses of the Payment Agent. All documentary, sales, use, real property transfer, registration, transfer, stamp, recording and similar Taxes and fees incurred in connection with the consummation of the Merger shall be timely and duly paid by Parent, other than Taxes described in Section 2.3(e).
(b)   Company Payments.
(i)   Future Transactions.   If (A) this Agreement is validly terminated pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e) (but only if such termination pursuant to Section 8.1(e) is a result of the Company’s breach or failure to perform any of its covenants which breach or failure to perform would result in a failure of a condition set forth in Section 7.2(b)); (B) with respect to any such termination pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), after the Agreement Date and prior to such termination an Acquisition Proposal has been publicly announced or publicly disclosed and not withdrawn or otherwise abandoned; and (C) within one year of the termination of this Agreement pursuant to Section 8.1(c), Section 8.1(d) or Section 8.1(e), as applicable, either an Acquisition Transaction (whether or not the Acquisition Transaction referenced in the preceding clause (B)) is consummated or the Company enters into a definitive agreement providing for the consummation of an Acquisition Transaction, then the Company will, concurrently with the consummation of such Acquisition Transaction or entry into such definitive agreement, pay or cause to be paid to Parent or its designee an amount equal to the Company Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time). For purposes of this Section 8.3(b)(i), (i) all references to “15%” and “85%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%” and (ii) all references to “Acquisition Transaction” shall exclude any liquidation or dissolution with respect to the Company or any of its Subsidiaries that is initiated by the Company and any asset sale or similar transaction in connection therewith. For the avoidance of doubt, for purposes of this Section 8.3(b)(i), all references to “Acquisition Transaction” shall include any liquidation or dissolution with respect to the Company or any of its Subsidiaries that is proposed by an unaffiliated third party as a means by which such third party were to acquire, and such third party does actually acquire, 50% or more of the Company Owned Intellectual Property for aggregate consideration equal to or in excess of $5,000,000.
(ii)   Company Board Recommendation; Willful Breach.   If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company shall, within two Business Days following such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).
(iii)   Superior Proposal.   If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company shall, concurrently with such termination, pay or cause to be paid to Parent or its designee the Company Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).
(c)   Parent Payments.   If this Agreement is validly terminated pursuant to Section 8.1(i), then Parent shall, within two Business Days following such termination, pay or cause to be paid to the Company or its designee a termination fee in the amount of $1,000,000 (the “Parent Termination Fee”) by wire transfer of immediately available funds to the account designated in Schedule 8.3(c) (which Schedule may be updated by the Company from time to time).
(d)   Single Payment Only; Liquidated Damages.   The Parties acknowledge and agree that in no event will the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. The Parties acknowledge and agree that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Company Termination Fee or the Parent Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Company Termination Fee and the Parent Termination Fee, if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate the Party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger.
(e)   Payments; Default.   If (i) the Company fails to promptly pay the Company Termination Fee when payable under this Agreement, and Parent and/or Merger Sub commences a Legal Proceeding which results in a final, non-appealable judgment or (ii) Parent fails to promptly pay the Parent Termination Fee when payable under this Agreement, and the Company commences a Legal Proceeding which results in a final, non-appealable judgment, then the non-prevailing party shall pay the prevailing party its reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) in connection with such Legal Proceeding, and, if the prevailing party is awarded the Company Termination Fee or Parent Termination Fee, as the case may be, then the non-prevailing party shall pay interest on such Company Termination Fee or Parent Termination Fee, as the case may be, at the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) (the “Recovery Costs”).
(f)   Sole and Exclusive Remedy of Parent and Merger Sub.   If this Agreement is validly terminated pursuant to Section 8.1, (i) Parent’s receipt of the Company Termination Fee to the extent owed pursuant to Section 8.3(b), Parent’s right to Recovery Costs and Parent’s right to specific performance pursuant to Section 9.10(b) will be the sole and exclusive remedies of Parent and Merger Sub against (A) the Company and its Subsidiaries; and (B) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates (the Persons in clauses (A) and (B) collectively, the “Company Related Parties”) in respect of this Agreement and the Merger and (ii) upon payment to Parent of the Company Termination Fee (to the extent owed pursuant to Section 8.3(b)) and any Recovery Costs, none of the Company Related Parties will have any further monetary liability or obligation to any of (1) Parent or Merger Sub; and (2) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates (other than Parent or Merger Sub), members, managers, general or limited partners, stockholders and assignees of each of Parent and Merger Sub (the Persons in clauses (1) and (2) collectively, the “Parent Related Parties”) relating to or arising out of this Agreement or the Merger, except that, in the case of each of clauses (i) and (ii), the Company and its Subsidiaries (or their Affiliates) will remain obligated with respect to, and Parent and Merger Sub may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.2, Section 8.3(a) and Section 8.3(h), as applicable).
(g)   Sole and Exclusive Remedy of the Company.   If this Agreement is validly terminated pursuant to Section 8.1, (i) the Company’s receipt of the Parent Termination Fee to the extent owed pursuant to Section 8.3(c), the Company’s right to Recovery Costs and the Company’s right to specific performance pursuant to Section 9.10(b) will be the sole and exclusive remedies of the Company against the Parent Related Parties in respect of this Agreement and the Merger and (ii) upon payment to the Company of the Parent Termination Fee (to the extent owed pursuant to Section 8.3(c)) and any Recovery Costs, none of the Parent Related Parties will have any further monetary liability or obligation to any of the Company Related Parties relating to or arising out of this Agreement or the Merger, except that, in the case of each of clauses (i) and (ii), Parent and Merger Sub (or their Affiliates) will remain obligated with respect to, and the Company may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.2, Section 8.3(a) and Section 8.3(h), as applicable.
(h)   Acknowledgement Regarding Specific Performance.   Notwithstanding anything to the contrary in this Agreement or the availability of monetary damages, it is agreed that the Buyer Parties and the Company will be entitled to an injunction, specific performance or other equitable relief as provided in Section 9.10(b), except that, although a Party, in its sole discretion, may determine its choice of remedies hereunder, including by pursuing specific performance in accordance with, but subject to the limitations of, Section 9.10(b), under no circumstances will a Party be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.
ARTICLE IX
GENERAL PROVISIONS
9.1   Survival of Representations, Warranties and Covenants.   The representations, warranties and covenants of the Company and the Buyer Parties contained in this Agreement will terminate at the Closing, except that any covenants that by their terms survive the Closing will survive the Closing in accordance with their respective terms.
9.2   Notices.   All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) subject to the below, immediately upon delivery by hand or by email transmission, in each case to the intended recipient as set forth below:
(a)
if to the Buyer Parties or the Surviving Corporation to:

Applied Intuition, Inc.
145 E. Dana Street
Mountain View, CA 94041
Attn:
Legal Department

Email:
legal@applied.co

with a copy (which will not constitute notice) to:
Goodwin Procter LLP
601 Marshall Street
Redwood City, CA 94063
Attn:
Caine T. Moss
Micheal Reagan
Justin Smith
Matthew Baudler

Email:
cmoss@goodwinlaw.com
mreagan@goodwinlaw.com
justinsmith@goodwinlaw.com
mbaudler@goodwinlaw.com

(b)   if to the Company (prior to the Effective Time) to:
Embark Technology, Inc.
424 Townsend Street
San Francisco, CA 94107
Attn:
Alex Rodrigues
Siddhartha Venkatesan

Email:
alex@embarktrucks.com
sid@embarktrucks.com

with a copy (which will not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, P.C.
One Market Street, Spear Tower, Suite 3300
San Francisco, CA 94105
Attn:
Rob Ishii
Rich Mullen

Email:
rishii@wsgr.com
rich.mullen@wsgr.com

Any notice received by email at the addressee’s email address or otherwise at the addressee’s location on any Business Day after 5:00 p.m., Prevailing Pacific Time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., Prevailing Pacific Time, on the next Business Day. From time to time, any Party may provide notice to the other Parties of a change in its address or email address through a notice given in accordance with this Section 9.2.
9.3   Assignment.   No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that the Buyer Parties will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) in connection with a merger or consolidation involving the Buyer Parties or other disposition of all or substantially all of the assets of the Buyer Parties or the Surviving Corporation; or (b) to any of their respective Affiliates, it being understood that, in each case, such assignment will not impede or delay the consummation of the Merger or otherwise materially impede the rights of the holders of shares of Company Capital Stock, Company RSUs, or Company Options pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations hereunder.
9.4   Amendment.   Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Buyer Parties and the Company (pursuant to authorized action by the Company Board (or a committee thereof)), except that in the event that the Company has received the Requisite Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Stockholders pursuant to the DGCL without such approval.
9.5   Extension; Waiver.   At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise expressly provided in this Agreement, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.
9.6   Confidentiality.   The Parties hereby acknowledge that Parent and the Company have previously executed a Mutual Nondisclosure Agreement, dated March 8, 2023 (the “Confidentiality Agreement”), that will continue in full force and effect in accordance with its terms. Each of the Buyer Parties and their respective Representatives will hold and treat all documents and information concerning the Company Group furnished or made available to the Buyer Parties or their respective Representatives in connection with the Merger in accordance with the Confidentiality Agreement. By executing this Agreement, each of the Buyer Parties agree to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto.
9.7   Entire Agreement.   This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, the Company Disclosure Letter, the Parent Disclosure Letter, the Strategic Alternative Disclosure and the Exhibits and Schedules hereto, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Effective Time and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.
9.8   Third Party Beneficiaries.   Except as set forth in Section 6.8 and this Section 9.8, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by Section 6.8, which is intended to benefit the Indemnified Parties; and (b) from and after the Closing, the rights of the holders of shares of Company Common Stock, Company Warrants, Company RSUs, and Company Options, to receive the consideration set forth in Article II.
9.9   Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
9.10   Remedies.
(a)   Remedies Cumulative.   Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b)   Specific Performance.
(i)   Irreparable Damage.   The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions that are required of it by this Agreement in order to consummate the Merger) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement; (B) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.
(ii)   No Objections.   The Parties agree not to raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.
(iii)   Tolling of the Termination Date; Expedited Proceedings.   Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding to prevent breaches (or threatened breaches) of this Agreement or otherwise to enforce specifically this Agreement or any terms hereof, then (x) the Termination Date will be automatically extended to the later of (A) the date that is 20 Business Days following the final resolution of such Legal Proceeding and any appeals therefrom; or (B) such other date established by the court presiding over such Legal Proceeding (it being understood that operation of this Section 9.10(b)(iii) shall not cause the Termination Date to occur sooner than it otherwise would but for the operation of this Section 9.10(b)(iii)), and (y) each party agrees that it will use its reasonable best efforts to cooperate with the other parties in seeking and agreeing to, and shall not object to, an expedited schedule in any Legal Proceeding seeking to enforce specifically this Agreement or any of the terms hereof.
9.11   Governing Law.   This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, any Transaction Document (in each case, other than a Transaction Document that expressly selects a different governing law), or the negotiation, administration, performance, or enforcement of this Agreement or any Transaction Document (in each case, other than a Transaction Document that expressly selects a different governing law), including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with this Agreement or any Transaction Document (in each case, other than a Transaction Document that expressly selects a different governing law) (collectively, the “Relevant Matters”), shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.
9.12   Consent to Jurisdiction.   Each of the Parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in connection with any Relevant Matter (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each Party agrees not to commence any Legal Proceedings with respect to a Relevant Matter except in such Court of Chancery (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, in any state or federal court within the State of Delaware). By execution and delivery of this Agreement, each Party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes in connection with any Relevant Matter and not as a general submission to such jurisdiction or with respect to any other dispute, matter or claim whatsoever. The Parties irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof by overnight courier to the address for such Party to which notices are deliverable hereunder. Any such service of process shall be effective upon delivery. Nothing herein shall affect the right to serve process in any other manner permitted by law. The Parties hereby waive any right to stay or dismiss any action or proceeding in connection with any Relevant Matter brought before the foregoing courts on the basis of (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason or that it or any of its property is immune from the above-described legal process, (ii) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any Party hereto is entitled pursuant to any final judgment of any court having jurisdiction.
9.13   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELEVANT MATTER.
9.14   Disclosure Letter References.
(a)   The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (ii) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (ii) only to the extent the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure.
(b)   The Parties agree that the disclosure set forth in any particular section or subsection of the Parent Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i) the representations and warranties of the Buyer Parties that are set forth in the corresponding Section or subsection of this Agreement; and (ii) any other representations and warranties of the Buyer Parties that are set forth in this Agreement, but in the case of this clause (ii) only to the extent the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties is reasonably apparent on the face of such disclosure.
9.15   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
9.16   No Limitation.   It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect and nothing set forth in any provision herein will in any way be deemed to limit the scope, applicability or effect of any other provision hereof.
9.17   Certain Interpretations.
(a)   When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated, and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.
(b)   When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless the context otherwise requires, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.” When used herein, the phrase “the date hereof” and terms or phrases of similar import means “the date of this Agreement.”
(c)   The word “or” shall not be exclusive.
(d)   The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not simply mean “if.”
(e)   When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.
(f)   The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.
(g)   When reference is made to any party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.
(h)   Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such entity.
(i)   A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in that Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.
(j)   All accounting terms used but not specifically defined herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.
(k)   The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
(l)   The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.
(m)   The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and therefore waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.
(n)   No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.
(o)   The information contained in this Agreement and in the Company Disclosure Letter and Parent Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of contract; or (ii) that such information is material or that such information is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Company Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Company Disclosure Letter. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matter so disclosed. Disclosure of any information or document in the Parent Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Parent Disclosure Letter. Nothing in the Parent Disclosure Letter constitutes an admission against the Buyer Parties’ interest or represents the Buyer Parties’ legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or materiality.
(p)   The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date hereof or as of any other date.
(q)   Documents or other information or materials will be deemed to have been “made available,” “furnished,” “provided,” or “delivered” by the Company if such documents, information or materials have been physically or electronically delivered to the relevant Party at least one Business Day prior to the date of this Agreement, including by being (i) posted to a virtual data room managed by the Company and hosted on Datasite under the project name “Project Express” or (ii) filed with or furnished to the SEC and available on EDGAR, in each case prior to 5:00 p.m. (Prevailing Pacific Time) on such date.

(r)   References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.
9.18   Non-recourse.   Each Party agrees, on behalf of itself and its Related Parties, that, except with respect to claims of Fraud against any Person committing such Fraud or who had actual knowledge of such Fraud, all Legal Proceedings (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (a) this Agreement, any of the Transaction Documents or the Merger; (b) the negotiation, execution or performance of this Agreement or any of the Transaction Documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the Transaction Documents); (c) any breach or violation of this Agreement or any of the Transaction Documents; or (d) any failure of the Merger to be consummated, in each case, may be made only (A) against the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the Transaction Documents, Persons expressly identified as parties to such Transaction Documents; and (B) in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that, except with respect to claims of Fraud against any Person committing such Fraud or who had actual knowledge of such Fraud, (1) no recourse under this Agreement or any of the Transaction Documents or in connection with the Merger will be sought or had against any other Person not identified in the foregoing clause (A), including any Related Party, and (2) except to the extent they are identified in the foregoing clause (A), no other Person, including any Related Party, will have any liabilities or obligations (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise), for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the clauses (a) through (d), it being acknowledged and agreed that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the clauses (a) through (d), in each case, except with respect to claims of Fraud against any Person committing such Fraud or who had actual knowledge of such Fraud and for claims that the Company, Parent or Merger Sub, as applicable, may assert (subject, with respect to the following clauses (ii) and (iii), in all respects to the limitations set forth in Section 8.2(b), Section 8.3(e), Section 8.3(f), Section 9.10(b) and this Section 9.18): (i) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (ii) against any Person that is a party to, and solely pursuant to the terms and conditions of the Voting and Support Agreements, or (iii) against the Company, Parent and Merger Sub solely in accordance with, and pursuant to the terms and conditions of, this Agreement.
ARTICLE X
CERTAIN DEFINITIONS
10.1   Certain Definitions.   For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:
(a)   “Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement; or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case containing provisions that require any counterparty thereto (and any of its Representatives) that receive material non-public information of the Company Group to keep such information confidential; provided, however, that, in each case, the provisions contained therein, in the aggregate, are not less restrictive to such counterparty (and any of its Representatives) than the terms of the Confidentiality Agreement (except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement), it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Acquisition Proposal. An Acceptable Confidentiality Agreement

may not include any provisions granting exclusivity to any Person or prohibiting the Company from satisfying its obligations hereunder or requiring the Company or its Subsidiaries to pay or reimburse the fees and expenses of such other Person or its Affiliates.
(b)   “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by the Buyer Parties or any of their Affiliates) to engage in an Acquisition Transaction.
(c)   “Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated hereby) involving:
(i)   any direct or indirect purchase or other acquisition by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons (in each case, other than the Buyer Parties or their Affiliates or any group that includes the Buyer Parties or their Affiliates), whether from the Company or any other Person(s), of securities representing more than 15% of the total outstanding shares of any class of voting or equity securities of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or “group” of Persons that, if consummated in accordance with its terms, would result in such Person or “group” of Persons beneficially owning more than 15% of the total outstanding shares of any class of voting or equity securities of the Company after giving effect to the consummation of such tender or exchange offer;
(ii)   any direct or indirect purchase, or other acquisition (including by way of merger, amalgamation, consolidation, share exchange, business combination, joint venture, liquidation, dissolution, recapitalization, exclusive license, extraordinary dividend or reorganization) by any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons of assets constituting or accounting for more than 15% of the consolidated assets, Company Owned Intellectual Property, revenue or net income of the Company Group, taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition);
(iii)   any merger, amalgamation, consolidation, business combination, joint venture, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold securities representing less than 85% of the total outstanding shares of any class of voting or equity securities of the Company after giving effect to the consummation of such transaction; or
(iv)   any combination of the foregoing.
(d)   “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
(e)   “Anti-Corruption Law” means any applicable Law related to combating bribery and corruption, including applicable laws promulgated pursuant to the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions or the UN Convention Against Corruption, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act 2010.
(f)   “Business Day” means each day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of San Francisco is closed.
(g)   “Code” means the Internal Revenue Code of 1986, as amended.
(h)   “Company Benefit Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, and each bonus, stock, stock option or other equity-based compensation arrangement or plan, incentive, deferred compensation, retirement or supplemental retirement, severance, employment, change-in-control, retention, collective bargaining, profit sharing, pension, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, and each insurance and other similar fringe or employee benefit plan, program or arrangement, in each case, in which the Company or any ERISA Affiliate sponsors, contributes to, or provides benefits under or through such plan, or has any obligation to contribute to or provide benefits under or through such plan, or if such plan provides benefits to or otherwise covers any current or former employee, officer or director of the Company or any ERISA Affiliate (or their spouses, dependents, or beneficiaries).
(i)   “Company Board” means the Board of Directors of the Company.
(j)   “Company Capital Stock” means the Company Common Stock and the Company Preferred Stock.
(k)   “Company Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company.
(l)   “Company Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.
(m)   “Company Common Stock” means the Company Class A Common Stock and the Company Class B Common Stock.
(n)   “Company Equity Plans” means, collectively the Company’s 2021 Incentive Award Plan and the Company’s Amended and Restated 2016 Stock Plan.
(o)   “Company Group” means the Company and its Subsidiaries.
(p)   “Company Intellectual Property” means all Company Owned Intellectual Property and all other Intellectual Property that is used, held for use or necessary for the conduct of the Company Group’s business.
(q)   “Company Material Adverse Effect” means any change, event, condition, development, occurrence, effect or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist at the date of determination of the occurrence of the Company Material Adverse Effect, has had or would reasonably be expected to have a material adverse effect on the Company Owned Intellectual Property, assets, liabilities or financial condition of the Company Group, taken as a whole; provided, however, that no Effects arising out of or resulting from the following (by itself or when aggregated) will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):
(i)   general economic conditions in the United States or any other country or region in the world, or conditions in the global economy generally, including inflation or any changes in the rate of increase or decrease of inflation (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(ii)   conditions in the financial markets, credit markets, equity markets, debt markets, currency markets or capital markets in the United States or any other country or region in the world, including (a) changes in interest rates or credit ratings in the United States or any other country; (b) changes in exchange rates for the currencies of any country; or (c) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(iii)   conditions in the industries in which the Company Group conducts business or in any specific jurisdiction or geographical area in which the Company Group conducts business, or changes in such conditions, including the development, continuation or worsening of supply chain disruptions (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(iv)   regulatory, legislative or political conditions (including anti-dumping actions, international tariffs, sanctions, trade policies or disputes or any “trade war” or similar actions) in the United States or any other country or region in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(v)   any geopolitical conditions, outbreak of hostilities, armed conflicts, civil unrest, civil disobedience, acts of war, sabotage, terrorism (including cybercrime, cyberattack or cyberterrorism) or military actions (including, in each case, any escalation or worsening of any of the foregoing) in the United States or any other country or region in the world, including an outbreak or escalation of hostilities involving the United States or any other Governmental Authority or the declaration by the United States or any other Governmental Authority of a national emergency or war (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred) (collectively, “Political Conditions”);
(vi)   earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, nuclear incidents, foreign or domestic social protest or social unrest (whether or not violent), or other natural or man-made disasters, weather conditions, power outages or other force majeure events in the United States or any other country or region in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities) (collectively, “Force Majeure Events”) (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(vii)   pandemics (including the COVID-19 pandemic), epidemics, plagues, contagious disease outbreaks or other comparable events (including quarantine restrictions mandated or recommended by any Governmental Authority), or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities (including COVID-19 Measures) in the United States or any other country or region in the world (collectively, “Health Crises”) (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(viii)   the execution, delivery, announcement or performance of this Agreement or the pendency of the Merger and the transactions contemplated hereby, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with employees (including any employee attrition), suppliers, customers, partners, partners, lenders, lessors, vendors, Governmental Authorities or any other third Person;

(ix)   the compliance by the Company with the terms of this Agreement, including any action taken or refrained from being taken pursuant to or in accordance with this Agreement;
(x)   any action taken or refrained from being taken at the written request of Parent or resulting from Parent’s failure to grant any approval or consent requested by the Company to take any action restricted or prohibited by this Agreement;
(xi)   changes or proposed changes in GAAP or other accounting standards or Law (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, changes in the regulatory accounting requirements applicable to any industry in which the Company Group operates (including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof), or any action taken for the purpose of complying with GAAP or any Law (including any action taken or not taken as required by any Law, Governmental Authority or otherwise to respond to any Political Condition, Force Majeure Event, or Health Crisis) (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company relative to the comparable companies operating in the industry in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);
(xii)   changes in the price or trading volume of the Company Class A Common Stock, in and of itself (it being understood that any cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded under this definition);
(xiii)   any failure, in and of itself, by the Company Group to meet (A) any public estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period; or (B) any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that any cause of any such failure may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded under this definition);
(xiv)   any (a) Transaction Litigation or (b) other Legal Proceeding threatened, made or brought by any of the current or former Stockholders (on their own behalf or on behalf of the Company) against the Company, any of its Stockholders, executive officers or other employees or any member of the Company Board (or any Affiliates of any of the foregoing);
(xv)   any breach by Parent or Merger Sub of this Agreement; or
(xvi)   actions taken that are expressly described in the Strategic Alternative Disclosure.
(r)   “Company Offerings” means any and all products and services designed, developed, manufactured, sold, licensed, distributed, marketed, provided or otherwise made commercially available at any time by the Company or any of its Subsidiaries, including any component, sensor, system, device, hardware, hosted platform, hosted Software or application, hosted service, cloud-based application or service, any application programming interface, Software development kit, dashboard, interface, environment or any service that operates through a network of computer servers (and further including all web, mobile, and tablet versions thereof and all platforms and other Software used for any of the foregoing).
(s)   “Company Options” means any options to purchase shares of Company Class A Common Stock, including those granted under any of the Company Equity Plans.
(t)   “Company Owned Intellectual Property” means any Intellectual Property that is owned by, purported to be owned by, or exclusively licensed to, any of the Company Group.
(u)   “Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by, or filed in the name of, or exclusively licensed to, any member of the Company Group.

(v)   “Company Registration Rights Agreements” means that (a) certain Amended and Restated Registration Rights Agreement, dated as of November 10, 2021, by and among the Company, Northern Genesis Sponsor II LLC, and the other parties thereto, and (b) certain Registration Rights Agreement, dated as of May 31, 2022, by and between the Company and CF Principal Investments LLC.
(w)   “Company RSUs” means any restricted stock units granted under any of the Company Equity Plans.
(x)   “Company Software” means all Software owned or purported to be owned by, or exclusively licensed to, the Company or any of its Subsidiaries.
(y)   “Company Termination Fee” means an amount in cash equal to $3,000,000.
(z)   “Company Warrant” means any warrant to purchase shares of Company Class A Common Stock.
(aa)   “Consent” means any consent, approval, order, waiver, or authorization of, or filing or registration with, or notification to, any Person.
(bb)   “Contract” means any written or oral contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other binding agreement, obligation, arrangement or understanding of any kind, and any amendments to the foregoing.
(cc)   “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks, or any escalation or worsening of any of the foregoing (including any subsequent waves).
(dd)   “COVID-19 Measures” means any public health, quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar Law, requirement, directive or mandate promulgated by any Governmental Authority, in each case in connection with or in response to COVID-19.
(ee)   “Environmental Claims” means any Legal Proceeding, investigation, order, demand, allegation, accusation or notice (written or oral) by any Person or entity alleging actual or potential liability arising out of or relating to any Environmental Laws, Environmental Permits or the presence in, or Release into, the environment of, or exposure to, any Hazardous Substance, but shall not include any claims relating to products liability.
(ff)   “Environmental Law” means any applicable Law (including common law) or Order relating to pollution, worker or public health and safety (as relates to exposure to Hazardous Substances) or the protection of the environment (including ambient air, surface water, groundwater or land) or exposure of any Person with respect to Hazardous Substances or otherwise relating to the production, use, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of any Hazardous Substances, or the investigation, clean-up or remediation thereof.
(gg)   “Environmental Permits” means any Permit, certificate, registration, notice, approval, identification number, license or other authorization required under any applicable Environmental Law.
(hh)   “Equity Interest” means any (a) share, capital stock, partnership, limited liability company, member or similar equity interest in any Person, (b) other ownership interests of any Person, (c) phantom equity interests, stock appreciation rights, and other similar interests and (d) any warrant, option, convertible or exchangeable security, subscription, right (including any preemptive or similar right), call or other rights to purchase or acquire any of the foregoing from the issuer thereof.
(ii)   “ERISA” means the Employee Retirement Income Security Act of 1974.
(jj)   “ERISA Affiliate” means any entity, trade or business (whether or not incorporated) that is, or at any applicable time was, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the Company.

(kk)   “Exchange Act” means the Securities Exchange Act of 1934.
(ll)   “Fraud” means common law fraud by or on behalf of the Company under Delaware law (with scienter).
(mm)   “Free or Open Source Software” means any Software (in source or object code form) that is subject to (a) a license or other agreement commonly referred to as an open source, free software, copyleft or community source code license (including any code or library licensed under the GNU General Public License, GNU Lesser General Public License, GNU Affero General Public License, BSD License, Apache Software License, MIT License, Common Public License or similar terms or any other public source code license arrangement); or (b) any other license or other agreement that requires, as a condition of the use, modification or distribution of Software subject to such license or agreement, that such Software or other Software linked with, called by, combined or distributed with such Software be (i) disclosed, distributed, made available, offered, licensed or delivered in Source Code form, (ii) licensed for the purpose of making derivative works, (iii) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind, or (iv) redistributable at no charge, including any license defined as an open source license by the Open Source Initiative as set forth on www.opensource.org.
(nn)   “GAAP” means generally accepted accounting principles, consistently applied, in the United States.
(oo)   “Government Official” means any (a) officer, agent, or employee of a Governmental Authority or a public international organization, (b) person acting in an official capacity for or on behalf of a Governmental Authority or a public international organization, (c) candidate for government or political office or (d) member of a royal family.
(pp)   “Governmental Authority” means any government, governmental, quasi-governmental or regulatory entity, authority, self-regulatory authority, or body (including any central bank or trans-governmental or supranational entity or authority), department, commission, bureau, council, board, minister, agency, or instrumentality, and any court, tribunal, mediator, arbitrator or arbitral body (public or private) or judicial body, in each case whether federal, state, county or provincial, and whether local or foreign.
(qq)   “Hazardous Substance” means any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as “hazardous,” “pollutant,” “contaminant,” “toxic” or “radioactive,” or for which liability or standards of conduct may be imposed pursuant to any Environmental Law, including petroleum and petroleum products, polychlorinated biphenyls, per- and polyfluoroalkyl substances and friable asbestos.
(rr)   “In-the-Money Company Options” means Company Options with an exercise price per share less than the Per Share Price.
(ss)   “Information Privacy Laws” means any applicable (i) Laws governing privacy, data protection, and data security, including with respect to the access, collection, storage, transmission, disclosure, use, security, disposal, transfer, or other processing of Personal Data, privacy and security breach disclosure, and data breach notification, (ii) privacy, data protection, and data security requirements of Contracts relating to the access, collection, storage, transmission, transfer, disclosure, use, security, disposal or other processing of Personal Data, (iii) statements made by the Company and its Subsidiaries with respect to privacy or data security, including all privacy policies of the Company and its Subsidiaries, and (iv) the privacy and data security requirements of industry standards by which the Company and its Subsidiaries are legally or contractually bound, in each case, as applicable to the Company and its Subsidiaries.
(tt)   “Intellectual Property” means the rights in the following, anywhere in the world, whether statutory, common law or otherwise: (i) all patents, utility models and applications therefor, including any continuations, divisionals, continuations-in-part, provisionals, reissues, reexaminations, substitutes and extensions of any of the foregoing (“Patents”); (ii) all copyrights, copyright registrations and applications therefor and all other rights corresponding thereto throughout the world (“Copyrights”);

(iii) trademarks, service marks, trade dress rights, domain name registrations, and similar designations of origin and rights therein, together with all goodwill associated with any of the foregoing (“Marks”); (iv) all rights in mask works, and all mask work registrations and applications therefor; (v) rights in trade secrets and confidential information; and (vi) any other intellectual property or proprietary rights or similar, corresponding or equivalent rights to any of the foregoing anywhere in the world.
(uu)   “IRS” means the United States Internal Revenue Service or any successor thereto.
(vv)   “Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of the individuals set forth on Section 10.1(xx) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.
(ww)   “Law” means any statute, law (including common law), act, code, ordinance, rule, regulation or stock exchange listing requirement.
(xx)   “Legal Proceeding” means any claim, action, suit, charge, lawsuit, investigation, litigation, or other proceeding, hearing, audit, examination, investigation, arbitration, or mediation pending by or before any Governmental Authority, arbitrator, mediator or other tribunal.
(yy)   “Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, option, right of first refusal, preemptive right, community property interest, restriction on the voting of any security, restriction on the transfer of any security or other asset, or restriction on the possession, exercise or transfer of any other attribute of ownership of any asset or any other encumbrance of any kind or nature whatsoever, whether contingent or absolute.
(zz)   “Multiemployer Plan” means a multiemployer plan within the meaning of Section 3(37) of ERISA.
(aaa)   “NASDAQ” means The Nasdaq Stock Market LLC.
(bbb)   “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
(ccc)   “Order” means, with respect to any Person, any order, judgment, decision, decree, injunction, ruling, writ, assessment or other similar requirement issued, enacted, adopted, promulgated or applied by any Governmental Authority that is binding on or applicable to such Person or its property.
(ddd)   “Parent Preferred Stockholder Approval” means the approval of the holders of a majority of the voting power of the outstanding shares of preferred stock of Parent (voting together as a single class and on an as-converted to common stock of Parent basis).
(eee)   “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other liens or security interests arising or incurred in the ordinary course of business consistent with past practice that are not yet delinquent; (iii) the interests of third Person lessors and sublessors of any leased properties entered into in the ordinary course of business consistent with past practice (to the extent the Company or its Subsidiary, as applicable, is not in default under such lease agreement), (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Laws or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business consistent with past practice; (vi) defects, imperfections or irregularities in title, easements, covenants and rights of way (unrecorded and of record), and other similar liens (or other encumbrances of any type), and zoning, building and other similar codes or restrictions, in each case that do not, and are not reasonably likely to, adversely affect in any material respect the current use or value of the applicable property owned, leased, used or held for use by the Company Group; (vii) non-exclusive licenses of Intellectual Property made in the ordinary course of business consistent with past practice; (viii) statutory, common law or contractual liens of landlords under real property leases or (ix) liens, encumbrances and restrictions imposed on the interests of the landlord or owner of any Leased Real Property unless caused by the Company Group.
(fff)   “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.
(ggg)   “Personal Data” means any data defined under applicable Law as “personal data,” “personal information,” or “personally identifiable information.”
(hhh)   “Public Warrants” has the meaning set forth in the Warrant Agreement.
(iii)   “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including domain name registrations and intent-to-use applications, or other registrations or applications related to Marks); and (iii) registered Copyrights and applications for Copyright registration, in each case, registered or subject to any application for registration with any Governmental Authority.
(jjj)   “Related Party” means the Company Related Parties or the Parent Related Parties, as applicable.
(kkk)   “Release” means disposing, discharging, injecting, spilling, leaking, pumping, pouring, leaching, dumping, emitting, escaping or emptying into or upon the indoor or outdoor environment, including any soil, sediment, subsurface strata, surface water, groundwater, ambient air, the atmosphere or any other media.
(lll)   “Representatives” means, with respect to a Person, its directors, officers, employees, agents, contractors, consultants, counsel, advisors, and other representatives.
(mmm)   “Sanctioned Country” means, at any time, a country or territory that is itself the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic region of Ukraine, and the so-called Luhansk People’s Republic region of Ukraine).
(nnn)   “Sanctioned Person” means any Person that is the subject or target of Sanctions, including (i) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, any Member State of the European Union, or the United Kingdom; (ii) any Person operating from, organized, or resident in, or a national of, a Sanctioned Country; (iii) the government of a Sanctioned Country or the Government of Venezuela; or (iv) any Person that is directly or indirectly 50% or more owned (whether individually or in the aggregate) or controlled by, or acting for or on behalf of, any such Person or Persons described in (i)-(iii) above.
(ooo)   “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by OFAC and the U.S. Department of State and (ii) the United Nations Security Council, the European Union, any European Union member state and His Majesty’s Treasury of the United Kingdom.
(ppp)   “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
(qqq)   “SEC” means the United States Securities and Exchange Commission or any successor thereto.
(rrr)   “Securities Act” means the Securities Act of 1933, as amended.
(sss)   “Service Provider” means any employee, officer, independent contractor, director or other service provider to the Company Group.

(ttt)   “Software” means all (a) computer programs, code, applications, APIs, HTML code, firmware, whether in Source Code or object code or machine readable form; and (b) all documentation and related to any of the foregoing, including user manuals and other training documentation.
(uuu)   “Source Code” means computer Software and code, in form other than object code or machine readable form, including related programmer comments and annotations, help text, data and data structures, instructions and procedural, object-oriented and other code, which may be printed out or displayed in human readable form.
(vvv)   “Specified Person” means any director or executive officer of the Company, and any Person authorized on behalf of or directed by the Company, the Company Board or any director or executive officer of the Company (in their capacities as such) in connection with any of the activities restricted or limited by Section 5.2.
(www)   “Stockholders” means the holders of shares of Company Common Stock.
(xxx)   “Subsidiary” of any Person means (i) a corporation of which more than 50% of the combined voting power of the outstanding voting equity securities of such corporation is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the manager or managing member and has the power to direct the policies, management and affairs of such limited liability company; or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership and the power to direct the policies, management and affairs thereof. Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement following the Closing, the Surviving Corporation and its Subsidiaries will be deemed to be a Subsidiary of Parent.
(yyy)   “Superior Proposal” means any bona fide Acquisition Proposal for an Acquisition Transaction on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel), that if consummated, would be more favorable, from a financial point of view, to the Stockholders (in their capacity as such) than the Merger taking into account (a) any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination, and (b) those factors and matters deemed relevant in good faith by the Company Board (or any committee thereof), which factors shall include the legal, regulatory and financing aspects of the proposal (including certainty of, and timing of, closing), and the identity of the Person making the proposal. For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “15%” and “85%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%” and “50%” respectively.
(zzz)   “Tax” means any and all United States federal, state, local and non-United States taxes, tariffs, duties, assessments and similar governmental charges and impositions in the nature of taxes, however denominated (including, without limitation, all gross receipts, income, profits, sales, use, occupation, unemployment, value added, ad valorem, transfer, franchise, withholding, payroll, employment, branch, severance, environmental, excise, property and similar taxes), together with all interest, penalties and additions imposed with respect to such amounts, and whether disputed or not.
(aaaa)   “Tax Return” means any return, declaration, report, election, or information return or other statement or form filed or required to be filed with any Governmental Authority relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof or supplement thereto.
(bbbb)   “Trade Controls” means (i) all applicable trade, export control, import, human rights Laws and regulations, and antiboycott Laws and regulations imposed, administered, or enforced by the

U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701-1706), Section 999 of the Internal Revenue Code, the U.S. customs Laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30) and (ii) all applicable trade, export control, import, and antiboycott Laws and regulations imposed, administered or enforced by any other country where the Company operates, except to the extent inconsistent with U.S. Law.
(cccc)   “Transaction Documents” means, collectively, the Confidentiality Agreement and any document or instrument delivered in connection with this Agreement or the Confidentiality Agreement.
(dddd)   “Transaction Litigation” means any Legal Proceeding commenced or threatened by any Person (including any current or former holder of Company Common Stock, or any other securities of any member of the Company Group) against a Party or any of its Subsidiaries or any of its or their Affiliates or Representatives or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or any of its or their Affiliates or Representatives, in each case in connection with, arising from or otherwise relating to or regarding the Merger or any other transaction contemplated by this Agreement, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Proxy Statement, any Other Required Company Filing or any other communications to the Stockholders, in each case other than any Legal Proceedings solely among the Parties or their respective Affiliates, related to this Agreement, the Transaction Documents or the Merger.
(eeee)   “Warrant Agreement” means that certain Warrant Agreement, dated as of January 12, 2021, by and between Northern Genesis Acquisition Corp. II and Continental Stock Transfer & Trust Company, as amended by the Warrant Amendment.
(ffff)   “Willful Breach” means, with respect to any Party, a material breach or failure to perform that is the consequence of an act or omission of such party with the knowledge that such act or omission would, or would be reasonably expected to, cause a breach of this Agreement.
10.2   Additional Definitions.   The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:
Term	Section Reference
Agreement	Preamble
Alternative Acquisition Agreement	5.2(a)
Buyer Parties	Preamble
Bylaws	1.5(b)
Capitalization Date	3.2(a)
Certificate of Merger	1.2
Certificates	2.3(c)(i)
Charter	1.5(a)
Closing	1.3
Closing Date	1.3
Company	Preamble
Company Board Recommendation	3.3(c)
Company Board Recommendation Change	5.2(c)(i)
Company Data	3.17(k)
Company Disclosure Letter	Article III
Company Financial Statements	3.5(c)
Company Indemnified Proceeding	6.8(b)
Company IT Systems	3.17(j)

Term	Section Reference
Company Material Contracts	3.16(b)
Company Preferred Stock	3.2(a)
Company Related Parties	8.3(e)
Company SEC Reports	3.5(a)
Confidentiality Agreement	9.6
Court	7.2(e)
D&O Tail Policy 1	6.8(d)
D&O Tail Policy 2	6.8(d)
D&O Tail Policies	6.8(d)
Data Security Incident	3.17(k)
DGCL	Recitals
Dissenting Company Shares	2.1(c)(i)
District Court	1.3
DPA	4.13
DTC	2.3(d)
DTC Payment	2.3(d)
Effective Time	1.2
Electronic Delivery	9.15
Enforceability Limitations	3.3(a)
Event Notice Period	5.2(d)(i)(2)
Exchange Fund	2.3(b)
Hardy Proceeding	1.3
In-the-Money Company Option	2.2(a)(i)
Indemnified Persons	6.8(a)
Insurance Policies	3.20
Interim Period	5.1
Intervening Event	5.2(d)(i)
Labor Agreement	3.12(a)
Lease Agreement	3.16(a)(viii)
Leased Real Property	3.14(b)
Merger	Recitals
Merger Sub	Preamble
New Broker	6.8(c)
Notice Period	5.2(d)(ii)(3)
Other Required Company Filing	6.3(b)
Other Required Parent Filing	6.8(c)
Owned Company Share	2.1(a)(iii)
Parent	Preamble
Parent Disclosure Letter	Article IV
Parent Related Parties	8.3(e)
Party	Preamble
Payment Agent	2.3(a)
Per Share Price	2.1(a)(ii)

Term	Section Reference
Performance RSUs	2.2(b)(iii)
Permits	3.10
Preliminary Approval	7.2(e)
Proxy Statement	6.3(a)
Recovery Costs	8.3(d)
Relevant Matters	9.11
Requisite Stockholder Approval	3.3(d)
Stockholder Meeting	6.4(a)
Surviving Corporation	1.1
Termination Date	8.1(c)
Uncertificated Shares	2.3(c)(i)
Uncertificated Warrants	2.3(c)(ii)
Union	3.12(a)
Unvested Company RSUs	2.2(b)(ii)
Vested Company RSUs	2.2(b)(i)
Vested In-the-Money Company Option	2.2(a)(i)
Voting and Support Agreement	Recitals
WARN Act	3.12(d)
Warrant Amendment	3.2(c)
Warrant Certificates	2.3(c)(ii)
Warrant Payment	2.2(e)
[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.
APPLIED INTUITION, INC.
By:
/s/ Qasar Younis

Name:
Qasar Younis

Title:
Chief Executive Officer

AZARA MERGER SUB, INC.
By:
/s/ Peter Ludwig

Name:
Peter Ludwig

Title:
President

EMBARK TECHNOLOGY, INC.
By:
/s/ Alex Rodrigues

Name:
Alex Rodrigues

Title:
Chief Executive Officer

Annex B
[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]
May 24, 2023
Embark Technology, Inc.
321 Alabama St.
San Francisco, California 94110
Attn: The Transaction Committee of the Board of Directors
Dear Members of the Transaction Committee:
We understand that Embark Technology, Inc. (the “Company”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) by and among Applied Intuition, Inc. (“Parent”), Azara Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and the Company pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “Merger”) and that, in connection with the Merger, (a) each outstanding share of Class A Common Stock, par value $0.0001 per share (“Company Class A Common Stock”), of the Company and Class B Common Stock, par value $ 0.0001 per share (“Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”), of the Company will be converted into the right to receive $2.88 in cash (the “Per Share Price”), and (b) the Company will survive the merger as a wholly owned subsidiary of Parent.
The Transaction Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Per Share Price to be received by the holders of Company Common Stock in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders. For purposes of this Opinion, with your approval, we have evaluated the foregoing based on a comparison of (a) the Per Share Price and (b) the estimated net present value per share of Company Common Stock attributable to the distributions to be made by the Company to the holders of Company Common Stock (the “Distributions”) in connection with the liquidation of the Company’s assets and winding up of its affairs (the “Liquidation”) indicated by our review of the liquidation analysis of the Company prepared by management of the Company (the “Management Liquidation Analysis”). No representation is made herein, either directly or indirectly, as to any legal matter or as to the sufficiency of the basis set forth above for any general or particular purpose other than setting forth the scope of this Opinion.
In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
reviewed a draft, dated May 24, 2023, of the Agreement;

2.
reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, including the Management Liquidation Analysis, which Company management has advised us (a) has been prepared under three alternative scenarios for the timing of the completion of the Liquidation (the “Liquidation Timeline Scenarios”), and (b) includes, among other things, for each Liquidation Timeline Scenario, estimates of the amounts and timing of all Distributions in the Liquidation, taking into account (i) the amounts and timing of all estimated defense costs, net of proceeds that may be recoverable under insurance policies (“Defense Costs”), associated with litigation expected by management of the Company to be brought against the Company during the Liquidation (“Liquidation-Related Litigation”), including, without limitation, with respect to potential claims related to the decline in the trading prices of the Company Class A Common Stock following the Company’s acquisition of Embark Trucks Inc. and potential claims regarding the

245 Park Avenue, 20th Floor, New York, New York 10167 212.497.4100 HL.com
Broker/dealer services through Houlihan Lokey Capital, Inc. and Houlihan Lokey Advisors, LLC

Transaction Committee of the Board of Directors
Embark Technology, Inc.
May 24, 2023
Board’s breaches of fiduciary duties to the stockholders, (ii) Company management’s best estimates of the expected delay to the Liquidation to be caused by the Liquidation-Related Litigation and (iii) the advice of the Company’s outside counsel and other advisors (other than
Houlihan Lokey) retained to assist the Company in assessing such matters;
4.
spoken with certain members of Company management and certain of the Company’s representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the Merger and related matters, including, without limitation, such management’s views of the operational and financial risks and uncertainties attendant with not pursuing the Merger;

5.
considered the results of the third-party solicitation process conducted by the Company with the assistance of its outside legal counsel and financial advisor (other than Houlihan Lokey) with respect to a possible sale of the Company or similar transaction, which you have advised us did not result in the Company receiving any alternative proposals with respect to a sale of the Company or similar transaction that the Committee considered were superior to or competitive with the Per Share Price;

6.
reviewed the current and historical market prices and trading volume for certain of the Company’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

7.
reviewed a certificate addressed to us from senior Company management which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company; and

8.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. Management of the Company has advised us, and at your direction we have relied upon and assumed, that (i) the Management Liquidation Analysis has been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Company management as to the expected realizable value for the Company’s assets, assuming an orderly liquidation of such assets, and the amounts estimated to be available for distribution to the holders of Company Common Stock, (ii) each of the three Liquidation Timeline Scenarios reflected in the Management Liquidation Analysis is equally likely to occur, and (iii) the Distributions will be made in the amounts and at the times indicated by the Management Liquidation Analysis, after taking into account the Defense Costs and the expected delay to the Liquidation to be caused by the Liquidation-Related Litigation under each of the three Liquidation Timeline Scenarios. At your direction, we have relied, without independent verification, solely upon the judgment of the management of the Company and its counsel and other advisors (other than Houlihan Lokey) regarding the amounts and timing of the Distributions, the amounts and timing of the Defense Costs, the Liquidation-Related Litigation, the expected delay to the Liquidation to be caused by the Liquidation- Related Litigation, and all other aspects of the Management Liquidation Analysis. We express no view or opinion with respect to the Management Liquidation Analysis (including, without limitation, the Distributions, the Defense Costs, the Liquidation-Related Litigation or the Liquidation Timeline Scenarios), or the assumptions on which it is based. If the assumptions, estimates or conclusions set forth in said analysis are not accurate, the conclusions set forth in this Opinion could be materially affected.
Management of the Company has advised us, and at your direction we have relied upon and assumed, that (i) the independent auditors of the Company’s audited financial statements for fiscal years 2022 and 2021 have raised substantial doubt about the Company’s ability to continue as a going concern, (ii) the Company has incurred losses from operations since inception, (iii) the Company has not earned any revenue to date and has financed its operations primarily through the sale of shares of Company Common Stock, (iv) the Company has explored and exhausted avenues following an extended evaluation by the Company of alternative markets in which to commercialize its technology, and with the lack of success in bringing the

Transaction Committee of the Board of Directors
Embark Technology, Inc.
May 24, 2023
Company’s product to those markets, it will not generate revenues in the near future, (v) the Company’s operating losses and negative operating cash flows will continue into the foreseeable future and have required the Company to explore strategic alternatives, including, without limitation, exploring alternative uses of the Company’s assets to commercialize its technology, additional sources of financing, as well as potential dissolution or winding up of the Company and liquidation of its assets, (vi) the Company does not expect to be able to raise additional financing on terms that would be acceptable to the Company, (vii) the Company has terminated its Transfer Truck Program and recovered the Embark technology on the trucks provided to Knight-Swift, cancelled all reservations for future deliveries, terminated certain outstanding warrants, terminated its Partner Development Plan, and terminated leases to a substantial part of identified transfer points, (viii) the Company has announced and completed a workforce restructuring plan reducing its workforce by approximately 70% of its headcount, (ix) despite such workforce restructuring plan and other efforts of the Company, there is substantial doubt about the Company’s ability to continue as a going concern, and (x) in the absence of the Merger or other sale transaction, the Company will have no commercially reasonable alternative other than to dissolve, wind up its affairs and liquidate its assets.
We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. In reaching our conclusions hereunder, with your consent, (i) we did not rely upon a discounted cash flow analysis of the Company on a going-concern -basis, because, as you have advised us and directed us to assume, other than the projected Distributions, Defense Costs and related items set forth in the Management Liquidation Analysis, no current, reliable projections with respect to the future financial performance of the Company are available, and (ii) we did not rely upon a review of the publicly available financial terms of other transactions or a review of other companies with publicly traded equity securities, due to the Company’s lack of historical and projected revenues and its going concern issues. In addition, for purposes of our analyses and this Opinion, with your consent, we have assumed that shares of Company Class A Common Stock are the economic equivalent and have the same value as shares of Company Class B Common Stock, notwithstanding the different voting rights and other non-financial terms of such shares that could impact their value.
With your approval, we have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, (d) there will be no litigation or other actions or proceedings concerning the Company, the Merger or otherwise that would delay the consummation of, or otherwise have any effect on, the Merger, and (e) the Merger will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Company or the Merger that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect from the draft of the Agreement identified above.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance -sheet or otherwise) of the Company or any other party. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent

Transaction Committee of the Board of Directors
Embark Technology, Inc.
May 24, 2023
liabilities to which the Company is or may be a party or is or may be subject, including, without limitation, the Liquidation-Related Litigation.
We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, business or operations of the Company or any other party, or any alternatives to the Merger, (b) identify, introduce to the Committee, the Board, the Company or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Merger, (c) negotiate the terms of the Merger, or (d) advise the Committee, the Board, the Company or any other party with respect to alternatives to the Merger. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to the price or range of prices at which Company Common Stock may be purchased or sold, or otherwise be transferable, at any time.
This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.
In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Parent or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.
Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Parent, other participants in the Merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Parent, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
We will receive a fee for rendering this Opinion, no portion of which is contingent upon the successful completion of the Merger. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.
We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Per Share Price to the extent expressly specified herein), including, without limitation, any terms, aspects or implications of the Voting and Support Agreement to be entered into by Parent and certain holders of Company Common Stock, (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s

Transaction Committee of the Board of Directors
Embark Technology, Inc.
May 24, 2023
security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Parent, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Per Share Price or otherwise. In addition, this Opinion does not address the individual circumstances of specific holders of shares of Company Common Stock (including, without limitation, holders of Company Class B Common Stock) with respect to control, voting or other rights, aspects or relationships which may distinguish such holders, and consequently our analyses do not give effect to, and this Opinion does not address, any control premium, minority discount or other premiums or discounts that might otherwise be applicable to the shares of Company Common Stock owned by specific holders of Company Common Stock (including, without limitation, holders of Company Class B Common Stock).
We are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee, the Board, the Company, Parent and their respective advisors, as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Company, the Merger or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Per Share Price to be received by the holders of Company Common Stock in the Merger pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Houlihan Lokey Capital, Inc.
HOULIHAN LOKEY CAPITAL, INC.

Annex C
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is made and entered into as of May 25, 2023, by and among Applied Intuition, Inc., a Delaware corporation (“Parent”), Embark Technology, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company signatory hereto (the “Supporting Stockholders”).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Azara Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger;
WHEREAS, as of the date hereof, each Supporting Stockholder is the record owner of the number of shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) or Class B Common Stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”, together with the Class A Common Stock, the “Company Stock”) set forth on such Supporting Stockholder’s signature page hereto, being all of the shares of Company Stock owned of record by such Supporting Stockholder as of the date hereof (the “Owned Shares”, and the Owned Shares together with any additional shares of Company Stock that the Supporting Stockholder may acquire record ownership of after the date hereof, the “Covered Shares”);
WHEREAS, the Transaction Committee of the Company Board (the “Special Committee”) has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement providing for the Merger, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth therein; (ii) approved and adopted the Merger Agreement; and (iii) resolved to recommend that the Company Board approve and adopt the Merger Agreement;
WHEREAS, the Company Board has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein; (iii) determined that this Agreement is advisable to, and in the best interests of, the Company and its stockholders and approved this Agreement; and (iv) resolved to recommend that the Stockholders adopt the Merger Agreement and approve the Merger in accordance with the DGCL; and
WHEREAS, as an inducement and condition for Parent and Merger Sub to enter into the Merger Agreement, each Supporting Stockholder has agreed to enter into this Agreement with respect to his Covered Shares.
WHEREAS, the Supporting Stockholders are party to that certain Proxy Voting Agreement, dated as of November 10, 2021, among each of the Supporting Stockholders party hereto and the Company (the “Existing Proxy Agreement”) pursuant to which Alex Rodriguez is the current Proxyholder (as defined herein) for all of the Owned Shares of Brandon Moak and any shares of Company Class B Common Stock which Mr. Moak hereafter acquires, directly or indirectly, or for which Mr. Moak exercises voting or dispositive authority.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   Definitions.   Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
“Affiliate” shall mean with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person; provided, however, that in no case shall the Company or any of its Subsidiaries be deemed to be an Affiliate of a Supporting Stockholder. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Expiration Time” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as this Agreement shall be terminated pursuant to Section 13.17 hereof, or (c) such date and time as the Merger Agreement shall be validly terminated pursuant to Article VIII thereof.
“Proxyholder” shall mean the Proxyholder as such term is defined in the Existing Proxy Agreement.
“Transfer” shall mean (a) any direct or indirect sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer, or entry into any option or other Contract, with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition (whether by sale, liquidation, dissolution, dividend or distribution) or other transfer (by merger, consolidation, division, conversion, operation of Law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares, except for the grant of a proxy to a director or officer of the Company in connection with any annual or special meeting of the stockholders, including as contemplated in Section 3.1 of this Agreement or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b) above (other than this Agreement).
“Voting Shares” shall mean the Covered Shares of all of the Supporting Stockholders party hereto.
2.   Agreement to Not Transfer the Covered Shares.   Until the Expiration Time, each Supporting Stockholder agrees not to Transfer or cause or permit the Transfer of any of his Covered Shares, other than (a) with the prior written consent of Parent, or (b) to a Qualified Stockholder (as such term is defined in the Charter); provided, however, that in the case of clause (b), only if the transferee of such Covered Shares agrees in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such Supporting Stockholder. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever. Each Supporting Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any securities in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the Merger.
3.   Agreement to Vote the Covered Shares.
3.1   Until the Expiration Time, at every meeting of the Stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and in connection with any action proposed to be taken by written consent of the Stockholders, each Supporting Stockholder shall (i) vote (including via proxy) all of the Covered Shares, (or cause the holder(s) of record on any applicable record date to vote (including via proxy) all of the Covered Shares), or deliver (or cause to be delivered) a written consent with respect to all of the Covered Shares and (ii) if applicable with respect to such Supporting Stockholder, vote (including via proxy) all of the other Voting Shares, (or cause the holder(s) of record on any applicable record date to vote (including via proxy) all of the other Voting Shares), or deliver (or cause to be delivered) a written consent with respect to all of the other Voting Shares:
(a)   in favor of the adoption of the Merger Agreement; and
(b)   against (i) any action or agreement that would reasonably be expected to result in any condition set forth in Article VII of the Merger Agreement not being satisfied prior to the Termination Date, (ii) any Acquisition Proposal or (iii) any reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company that would reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by the Merger Agreement.
3.2   Until the Expiration Time, at every meeting of the Stockholders (and at every adjournment or postponement thereof), each Supporting Stockholder shall be represented in person or by proxy at such meeting (or cause the holder(s) of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Voting Shares to be counted as present for purposes of establishing a quorum.
3.3   Notwithstanding anything to the contrary in this Agreement, if at any time following the date hereof and prior to the Expiration Time, a Governmental Authority of competent jurisdiction enters an Order restraining, enjoining or otherwise prohibiting a Supporting Stockholder from taking any action pursuant to Section 3.1 or Section 3.2 of this Agreement, then the obligations of such Supporting Stockholder set forth in Section 3.1 or Section 3.2 of this Agreement shall be of no force and effect for so long as such order is in effect solely to the extent such order restrains, enjoins or otherwise prohibits such Supporting Stockholder from taking any such action.
3.4   For the avoidance of doubt, nothing in this Agreement shall require a Supporting Stockholder to, if applicable, vote in any manner with respect to any amendment to the Merger Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Merger Agreement, in any such case, in a manner that (a) decreases the Per Share Price or changes the form of the consideration payable to the Stockholders pursuant to the Merger or would otherwise be adverse to the Stockholders; (b) imposes any material restrictions or any additional material conditions on the Stockholders or is otherwise adverse to the Stockholders; or (c) extends the Termination Date. Except as expressly set forth in this Section 3, no Supporting Stockholder shall, if applicable, be restricted from voting in any manner with respect to any other matters presented or submitted to the Stockholders.
4.   Waiver of Appraisal Rights.   Each Supporting Stockholder hereby waives all appraisal rights under Section 262 of the DGCL with respect to all of his Covered Shares. In addition, each Supporting Stockholder hereby agrees not to commence or participate as a plaintiff in or voluntarily aid any class action or other legal action (including any related settlement), derivative or otherwise, against Parent, the Company or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) to the fullest extent permitted under applicable Law, alleging a breach of any duty of the Special Committee, the Company Board or any officer of the Company or other Stockholder in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby or, with respect to Parent, claims related to any such alleged breach. No Supporting Stockholder shall knowingly take any action that would (i) make any representation or warranty contained herein untrue or incorrect or (ii) reasonably be expected to have the effect of impairing the ability of such Supporting Stockholder to perform his obligations under this Agreement or preventing or materially delaying the consummation of any of the transactions contemplated by the Merger Agreement; provided that nothing contained in this sentence shall be construed to prohibit any Supporting Stockholder in his capacity as a director of the Company (if applicable) from exercising his or her fiduciary duties under applicable Law.
5.   Documents and Information.   Each Supporting Stockholder consents to and hereby authorizes the Company and Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company and Parent reasonably determine to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, such Supporting Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of such Supporting Stockholder’s commitments and obligations under this Agreement, and each Supporting Stockholder acknowledges that the Company may, in the discretion of Parent and the Company, file this Agreement or a form hereof with the SEC or any other Governmental Authority.
6.   Intentionally omitted.
7.   Proxy Statement; SEC Filings and Schedule 13D.
(a)   Each Supporting Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of any SEC filing Parent or the Company is required to make in connection with the Merger (including any amendment or supplement thereto, the “SEC Filings”). To the knowledge of each Supporting Stockholder, the information supplied by such Supporting Stockholder for inclusion or incorporation by reference in the Proxy Statement, or any SEC Filing will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Within ten (10) days following the execution of this Agreement, each Supporting Stockholder shall, to the extent required under applicable securities Laws, file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to this Agreement and the transactions contemplated hereby. To the extent such Supporting Stockholder is required to file Schedule 13Ds under applicable securities Laws, such Supporting Stockholder shall (A) provide Parent and the Company and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by Parent and the Company, their counsel and their other Representatives.
(b)   Each Supporting Stockholder will use its commercially reasonable efforts to furnish all information concerning such Supporting Stockholder and his controlled Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Proxy Statement, the SEC Filings and, if applicable, the Schedule 13Ds, and provide such other assistance, as may be reasonably requested by Parent or the Company to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement, the SEC Filings and, if applicable, the Schedule 13Ds, and the resolution of any comments to either received from the SEC.
8.   Fiduciary Duties.   Each Supporting Stockholder is entering into this Agreement solely in his capacity as the record holder of his Covered Shares. Nothing in this Agreement shall in any way attempt to limit or affect any actions taken by a Supporting Stockholder or his Affiliates’ designee(s) or beneficial owner(s) serving on the Company Board or in his capacity as a director, officer or employee of the Company or any of its Affiliates. No action taken (or omitted to be taken) in any such capacity as a director, officer or employee shall be deemed to constitute a breach of this Agreement.
9.   Representations and Warranties of each Supporting Stockholder.   Each Supporting Stockholder, as to himself only, hereby represents and warrant to Parent and the Company as follows:
9.1   Due Authority.   The Supporting Stockholder has the full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by the Supporting Stockholder and constitutes a valid and binding obligation of the Supporting Stockholder enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Limitations.
9.2   Ownership of the Covered Shares.   (a) The Supporting Stockholder is, as of the date hereof, the record owner of the Supporting Stockholder’s Covered Shares, all of which are free and clear of any liens, other than those created by this Agreement, the Merger Agreement, or the organizational documents of the Company, or arising under applicable securities Laws, and (b) if the Supporting Stockholder is the Proxyholder, such Supporting Stockholder has sole or, with an Affiliate of such

Supporting Stockholder, shared voting power over all of the Voting Shares. The Supporting Stockholder has not entered into any agreement to Transfer any Covered Shares (other than this Agreement) and no Person (other than the Supporting Stockholder and any Person under the control of the Supporting Stockholder) has a right to acquire any of the Covered Shares held by the Supporting Stockholder. As of the date hereof, the Supporting Stockholder does not own of record any shares of Company Stock or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Company Stock or other voting shares of the Company) other than the Owned Shares. Other than the Owned Shares, the Company Options and Company RSUs set forth on the signature page hereto, the Supporting Stockholder does not own any other securities of the Company or rights to acquire securities of the Company.
9.3   No Conflict; Consents.
(a)   The execution and delivery of this Agreement by the Supporting Stockholder does not, and the performance by the Supporting Stockholder of its, his or her obligations under this Agreement does not and will not: (i) violate any Laws applicable to the Supporting Stockholder, or (ii) result in any breach of or constitute a default under any Contract or obligation to which the Supporting Stockholder is a party or by which the Supporting Stockholder is subject, other than those created by this Agreement, in the case of each of clauses (i) and (ii), except for such violations, breaches or defaults as would not prevent, materially delay or materially impair the ability of the Supporting Stockholder to perform his obligations under this Agreement.
(b)   Except for the Schedule 13Ds (if applicable), no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Supporting Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Supporting Stockholder of the transactions contemplated hereby.
9.4   Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of the Supporting Stockholder, threatened against or affecting such Supporting Stockholder that would reasonably be expected to materially impair the ability of the Supporting Stockholder to perform his obligations under this Agreement.
9.5   Reliance.   The Supporting Stockholder has (i) received a copy of the Merger Agreement and this Agreement, (ii) had the opportunity to carefully read each such agreement, (iii) been represented by or had the opportunity to be represented by independent counsel of its own choosing and (iv) had the right and opportunity to consult with its attorney, and to the extent, if any, that the Supporting Stockholder desired, the Supporting Stockholder availed itself of such right and opportunity. The Supporting Stockholder (individually and on behalf of its Affiliates and each of their respective Representatives) hereby agrees and acknowledges that, in entering into this Agreement and agreeing to consummate the transactions contemplated hereby, the Supporting Stockholder, its Affiliates (other than the Company and its Subsidiaries) and each of their respective Representatives are relying solely on the representations and warranties of Parent set forth in Section 11 of this Agreement and are not relying on any other representation, warranty, statement or material.
10.   Representations and Warranties of the Company.   The Company hereby represents and warrants to Parent and the Supporting Stockholders that:
10.1   Due Authority.   The Company has the full power and authority to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and assuming the accuracy of the representations and warranties set forth in Sections 9.3(b) and 11.2(b), no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Limitations.

10.2   No Conflict; Consents.
(a)   The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement does not and will not: (i) violate any Laws applicable to the Company, (ii) result in any breach of or constitute a default under any Contract or obligation to which the Company is a party or by which the Company is subject, other than those created by this Agreement, or (iii) violate or conflict with any provision of the organizational documents of the Company, in the case of each of clauses (i) through (iii) except for such violations, breaches or defaults as would not prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement.
(b)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.
11.   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Company and the Supporting Stockholders that:
11.1   Due Authority.   Parent has the full power and authority to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and assuming the accuracy of the representations and warranties set forth in Sections 9.3(b) and 10.2(b), no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Limitations.
11.2   No Conflict; Consents.
(a)   The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement does not and will not: (i) violate any Laws applicable to Parent, (ii) result in any breach of or constitute a default under any Contract or obligation to which Parent is a party or by which Parent is subject, other than those created by this Agreement, or (iii) violate or conflict with any provision of the organizational documents of Parent, in the case of each of clauses (i) through (iii) except for such violations, breaches or defaults as would not prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
(b)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.
12.   General Waiver and Release.   As partial consideration for the right to participate in the Merger as a Stockholder and receive the Per Share Price, each Supporting Stockholder, on behalf of himself and any of his heirs, executors and beneficiaries, as applicable (each, a “Releasor”), hereby forever, unconditionally and irrevocably acquits, remises, discharges and releases, effective as of the Closing, the Company Group and their respective Affiliates (including Parent, the Company and the Surviving Corporation, after the Closing), each of their respective officers, directors, equityholders, employees, partners, trustees and Representatives, and each predecessor, successor and assign of any of the foregoing (collectively, the “Company Released Parties”), from any and all claims, obligations, liabilities, charges, demands and causes of action of every kind and character, whether accrued or fixed, absolute or contingent, matured or unmatured, suspected or unsuspected or determined or determinable, and whether at law or in equity, which any Releasor now has, ever had or may have against or with the Company Released Parties, or any of them, in any capacity, whether directly or derivatively through another Person, for, upon, or by reason of any matter, cause or thing, whatsoever, on or at any time prior to the Closing, relating to such Supporting

Stockholder’s relationship as an equityholder of, or, if applicable, service provider to, the Company Group and agrees not to bring or threaten to bring or otherwise join in any action against the Company Released Parties, or any of them, for, upon, or by reason of any matter, cause or thing, whatsoever, on or at any time prior to the Closing relating to such Supporting Stockholder’s relationship as an equityholder of, or, if applicable, service provider to, the Company Group; provided, however, that to the extent applicable to each Supporting Stockholder, the claims, obligations, liabilities, charges, demands and causes of action released pursuant to this Section 12 (collectively, the “Released Claims”) does not apply to the following: (i) salary, bonus, severance or other compensation and vacation that is accrued and earned by such Supporting Stockholder but unpaid by any Group Company at the Closing (including, for avoidance of doubt, any such compensation as may become due and payable as a result of the transactions contemplated by the Merger Agreement); (ii) any unreimbursed travel or other expenses and advances that are reimbursable under the current policies of the Company Group; (iii) any benefits that are accrued, vested and earned but unpaid at the Closing under any employee benefit plan of the Company Group or any rights under health insurance plans or retirement plans sponsored by any Group Company; (iv) any rights to indemnification, exculpation and/or advancement of expenses pursuant to the organizational documents of the Company and its Subsidiaries, indemnification agreements with the Company or its Subsidiaries or any directors’ and officers’ liability insurance policies with respect to actions taken or not taken by such Supporting Stockholder in his capacity as an officer or director; (v) any rights of such Supporting Stockholder’s Releasors under this Agreement, the Merger Agreement and/or the Merger or (vi) any rights that cannot be released under applicable Law. Without limiting the foregoing, each Supporting Stockholder, on behalf of himself and each of his Releasors, understands and agrees that the claims released in this Section 12 include not only claims presently known but also include all unknown or unanticipated claims, obligations, liabilities, charges, demands and causes of action of every kind and character that would otherwise come within the scope of the Released Claims and such Supporting Stockholder, on behalf of himself and each of his Releasors, knowingly and voluntarily waives and releases any and all rights and benefits he, she or it may now have, or in the future may have, under Section 1542 of the California Civil Code (or any analogous Law of any other jurisdiction), which reads as follows (“Section 1542”):
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
Each Supporting Stockholder, on behalf of himself and each of his Releasors, understands that Section 1542, or an analogous Law of any other jurisdiction, gives such Supporting Stockholder the right not to release existing claims of which such Supporting Stockholder is not aware, unless such Supporting Stockholder voluntarily chooses to waive this right. Having been so apprised, each Supporting Stockholder, on behalf of himself and each of his Releasors, nevertheless hereby voluntarily elects to and does waive the rights described in Section 1542, or such other analogous Law, and elects to assume all risks for claims that exist or existed in his, her or its favor, known or unknown, suspected or unsuspected, arising out of or related to claims or other matters purported to be released pursuant to this Section 12, in each case, effective at the Closing (except to the extent of any claims which are specifically excluded from Released Claims as set forth in Section 12 above). Each Supporting Stockholder, on behalf of himself and each of his Releasors, acknowledges and agrees that the foregoing waiver is an essential and material term of the release provided pursuant to this Section 12 and that, without such waiver, Parent and the Company would not have agreed to the terms of this Agreement.
13.   Miscellaneous.
13.1   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the applicable Supporting Stockholder, and Parent shall have no authority to direct any Supporting Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

13.2   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Company Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Stock”, “Covered Shares” and “Voting Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
13.3   Amendment.   Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of all of the parties hereto.
13.4   Expenses.   All fees and expenses incurred in connection with this Agreement will be paid by the party incurring such fees and expenses whether or not the Merger is consummated.
13.5   Notices.   All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) subject to the below, immediately upon delivery by hand or by email transmission, in each case to the intended recipient as set forth below:
(a)   if to a Supporting Stockholder, to the relevant address listed on the Supporting Stockholder’s signature page hereto.
(b)   if to Parent or the Surviving Corporation, to:
Applied Intuition, Inc.
145 E. Dana Street
Mountain View, CA 94041
Attn: Legal Department
Email: legal@applied.co
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
601 Marshall Street, Redwood City, CA 94063
Attn:	Caine T. Moss Micheal Reagan Justin Smith Matthew Baudler
Email:	cmoss@goodwinlaw.com mreagan@goodwinlaw.com justinsmith@goodwinlaw.com mbaudler@goodwinlaw.com
(c)   if to the Company (prior to the Effective Time), to:
Embark Technology, Inc.
424 Townsend Street
San Francisco, CA 94107
Attn:	Alex Rodrigues Siddhartha Venkatesan
Email:	alex@embarktrucks.com sid@embarktrucks.com
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, P.C.
One Market Street, Spear Tower, Suite 3300
San Francisco, California 94105

Attention:	Rob Ishii Rich Mullen
Email:	rishii@wsgr.com rich.mullen@wsgr.com
Any notice received by email at the addressee’s email address or otherwise at the addressee’s location on any Business Day after 5:00 p.m., Prevailing Pacific Time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., Prevailing Pacific Time, on the next Business Day. From time to time, any party may provide notice to the other parties of a change in its address or email address through a notice given in accordance with this Section 13.5.
13.6   Enforcement; Exclusive Jurisdiction.
(a)   The rights and remedies of the parties shall be cumulative with and not exclusive of any other remedy conferred hereby. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.
(b)   In addition, each of the parties (i) consents to submit itself, himself or herself, and hereby submits itself, himself or herself, to the personal jurisdiction of the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, or, if neither of such courts has subject matter jurisdiction, any state court of the State of Delaware having subject matter jurisdiction, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, or, if neither of such courts has subject matter jurisdiction, any state court of the State of Delaware having subject matter jurisdiction and (iv) consents to service of process being made through the notice procedures set forth in Section 13.5.
13.7   Waiver of Jury Trial.   EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
13.8   Further Assurances.   Each Supporting Stockholder agrees, from time to time, at the reasonable request of Parent or the Company and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
13.9   Entire Agreement.   This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.
13.10   Reliance.   Each Supporting Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Supporting Stockholder’s execution and delivery of this Agreement.
13.11   Interpretation.
(a)   When a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise indicated, and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule, such reference is to a Schedule to this Agreement, as applicable, unless otherwise indicated.
(b)   When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless the context otherwise requires, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.” When used herein, the phrase “the date hereof” and terms or phrases of similar import means “the date of this Agreement.”
(c)   The word “or” shall not be exclusive.
(d)   The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not simply mean “if.”
(e)   When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.
(f)   The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.
(g)   When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.
(h)   A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in that Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.
(i)   All accounting terms used but not specifically defined herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.
(j)   The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
(k)   The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.
(l)   No summary of this Agreement or any Schedule delivered herewith prepared by or on behalf of any party will affect the meaning or interpretation of this Agreement or such Schedule.

(m)   References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.
13.12   Assignment.   No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment by any party will relieve such party of any of its obligations hereunder.
13.13   Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
13.14   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
13.15   Governing Law.   This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement, including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with this Agreement, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.
13.16   Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement.
13.17   Termination.   This Agreement shall automatically terminate without further action by any of the parties hereto and shall have no further force or effect as of the earliest of (i) the Expiration Time and (ii) the effectiveness of any amendment, modification or supplement to the Merger Agreement that decreases the Per Share Price, changes the form of the consideration payable to the Stockholders pursuant to the Merger, imposes any material restrictions or any additional material conditions or is otherwise adverse to the Stockholders; provided that the provisions of this Section 13 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party for that party’s breach of any of the terms of this Agreement prior to the date of termination.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
APPLIED INTUITION, INC.
By:	/s/ Qasar Younis Name: Qasar Younis Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
EMBARK TECHNOLOGY, INC.
By:	/s/ Alex Rodrigues Name: Alex Rodrigues Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
ALEX RODRIGEUS
By:	/s/ Alex Rodrigues Address: [***] Email: [***]
Class A Common Stock:
Class B Common Stock:  2,501,716
Company Options:
Company RSUs:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
BRANDON MOAK
By:	/s/ Brandon Moak Address: [***] Email: [***]
Class A Common Stock:
Class B Common Stock:  1,852,232
Company Options:
Company RSUs:

Annex D
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is made and entered into as of May 25, 2023, by and among Applied Intuition, Inc., a Delaware corporation (“Parent”), Embark Technology, Inc., a Delaware corporation (the “Company”), and the stockholder of the Company signatory hereto (the “Supporting Stockholder”).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Azara Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving corporation in the Merger;
WHEREAS, as of the date hereof, the Supporting Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) or Class B Common Stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”, together with the Class A Common Stock, the “Company Stock”) set forth on the signature page hereto, being all of the shares of Company Stock owned of record or beneficially by the Supporting Stockholder as of the date hereof (the “Owned Shares”, and the Owned Shares together with any additional shares of Company Stock that the Supporting Stockholder may acquire record and/or beneficial ownership of after the date hereof, the “Covered Shares”);
WHEREAS, the Transaction Committee of the Company Board (the “Special Committee”) has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement providing for the Merger, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) upon the terms and subject to the conditions set forth therein; (ii) approved and adopted the Merger Agreement; and (iii) resolved to recommend that the Company Board approve and adopt the Merger Agreement;
WHEREAS, the Company Board has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and consummate the Merger upon the terms and subject to the conditions set forth therein; (ii) approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and other obligations thereunder, and the consummation of the Merger upon the terms and subject to the conditions set forth therein; (iii) determined that this Agreement is advisable to, and in the best interests of, the Company and its stockholders and approved this Agreement; and (iv) resolved to recommend that the Stockholders adopt the Merger Agreement and approve the Merger in accordance with the DGCL; and
WHEREAS, as an inducement and condition for Parent and Merger Sub to enter into the Merger Agreement, the Supporting Stockholder has agreed to enter into this Agreement with respect to the Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.   Definitions.   Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
“Affiliate” shall mean with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person; provided, however, that in no case shall the Company or any of its Subsidiaries be deemed to be an Affiliate of the Supporting Stockholder. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Expiration Time” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as this Agreement shall be terminated pursuant to Section 13.17 hereof, or (c) such date and time as the Merger Agreement shall be validly terminated pursuant to Article VIII thereof.
“Transfer” shall mean (a) any direct or indirect sale, assignment, encumbrance, pledge, gift, hedge, hypothecation, disposition, loan or other transfer, or entry into any option or other Contract, with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition (whether by sale, liquidation, dissolution, dividend or distribution) or other transfer (by merger, consolidation, division, conversion, operation of Law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney with respect to such Covered Shares, except for the grant of a proxy to a director or officer of the Company in connection with any annual or special meeting of the stockholders, including as contemplated in Section 3.1 of this Agreement or (c) any Contract or commitment (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a) or (b) above (other than this Agreement).
2.   Agreement to Not Transfer the Covered Shares.   Until the Expiration Time, the Supporting Stockholder agrees not to Transfer or cause or permit the Transfer of any Covered Shares, other than (a) with the prior written consent of Parent, (b) to any other Stockholder or any Affiliate of any such Stockholder, (c) to any beneficial owner of the Supporting Stockholder, (d) by operation of Law or by will, intestacy or other similar applicable Law upon the Supporting Stockholder’s death, (e) to any Person if and to the extent required by any non-consensual Order, or by divorce decree, (f) in connection with bona fide estate planning purposes to or for the benefit of the Supporting Stockholder’s Affiliates or immediate family members (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild) or (g) to a charitable organization, including donor advised funds; provided, however, that in the case of clauses (b) through (g), only if the transferee of such Covered Shares agrees in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as the Supporting Stockholder. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever. The Supporting Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any securities in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the Merger.
3.   Agreement to Vote the Covered Shares.
3.1   Until the Expiration Time, at every meeting of the Stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and in connection with any action proposed to be taken by written consent of the Stockholders, the Supporting Stockholder shall vote (including via proxy) all of the Covered Shares (or cause the holder(s) of record on any applicable record date to vote (including via proxy) all of the Covered Shares), or deliver (or cause to be delivered) a written consent with respect to all of the Covered Shares:
(a)   in favor of the adoption of the Merger Agreement; and
(b)   against (i) any action or agreement that would reasonably be expected to result in any condition set forth in Article VII of the Merger Agreement not being satisfied prior to the

Termination Date, (ii) any Acquisition Proposal or (iii) any reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company that would reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by the Merger Agreement.
3.2   Until the Expiration Time, at every meeting of the Stockholders (and at every adjournment or postponement thereof), the Supporting Stockholder shall be represented in person or by proxy at such meeting (or cause the holder(s) of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
3.3   Notwithstanding anything to the contrary in this Agreement, if at any time following the date hereof and prior to the Expiration Time, a Governmental Authority of competent jurisdiction enters an Order restraining, enjoining or otherwise prohibiting the Supporting Stockholder from taking any action pursuant to Section 3.1 or Section 3.2 of this Agreement, then the obligations of the Supporting Stockholder set forth in Section 3.1 or Section 3.2 of this Agreement shall be of no force and effect for so long as such order is in effect solely to the extent such order restrains, enjoins or otherwise prohibits the Supporting Stockholder from taking any such action.
3.4   For the avoidance of doubt, nothing in this Agreement shall require the Supporting Stockholder to vote in any manner with respect to any amendment to the Merger Agreement or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of a provision of the Merger Agreement, in any such case, in a manner that (a) decreases the Per Share Price or changes the form of the consideration payable to the Stockholders pursuant to the Merger or would otherwise be adverse to the Stockholders; (b) imposes any material restrictions or any additional material conditions on the Stockholders or is otherwise adverse to the Stockholders; or (c) extends the Termination Date. Except as expressly set forth in this Section 3, the Supporting Stockholder shall not be restricted from voting in any manner with respect to any other matters presented or submitted to the Stockholders.
4.   Waiver of Appraisal Rights.   The Supporting Stockholder hereby waives all appraisal rights under Section 262 of the DGCL with respect to all of the Covered Shares. In addition, the Supporting Stockholder hereby agrees not to commence or participate as a plaintiff in or voluntarily aid any class action or other legal action (including any related settlement), derivative or otherwise, against Parent, the Company or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) to the fullest extent permitted under applicable Law, alleging a breach of any duty of the Special Committee, the Company Board or any officer of the Company or other Stockholder in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby or, with respect to Parent, claims related to any such alleged breach. The Supporting Stockholder shall not knowingly take any action that would (i) make any representation or warranty contained herein untrue or incorrect or (ii) reasonably be expected to have the effect of impairing the ability of the Supporting Stockholder to perform its, his, or her obligations under this Agreement or preventing or materially delaying the consummation of any of the transactions contemplated by the Merger Agreement; provided that nothing contained in this sentence shall be construed to prohibit any Supporting Stockholder in his or her capacity as a director of the Company (if applicable) from exercising his or her fiduciary duties under applicable Law.
5.   Document and Information.   The Supporting Stockholder shall not, and shall direct its Affiliated and Representatives not to, make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby without the prior written consent of Parent, except as may be required by Law (provided that reasonable notice of any such disclosure will be provided to Parent and the Company by the Supporting Stockholder, and the Supporting Stockholder will consider in good faith the reasonable comments of Parent and/or the Company with respect to such disclosure and otherwise cooperate with Parent and/or the Company in obtaining confidential treatment with respect to such disclosure if requested by Parent and/or the Company). The Supporting Stockholder consents to and hereby authorizes the Company and Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company and Parent reasonably determine to be necessary in connection with the Merger and any transactions contemplated by the Merger Agreement, the Supporting Stockholder’s identity and ownership of the Covered Shares, the existence of this Agreement and the nature of the Supporting Stockholder’s commitments and obligations under this Agreement, and the Supporting Stockholder acknowledges that the Company may, in the discretion of Parent and the Company, file this Agreement or a form hereof with the SEC or any other Governmental Authority.
6.   No Solicitation.
6.1   No Solicitation or Negotiation.   Each Supporting Stockholder shall not, and shall not authorize or permit any of its Representatives to, directly or indirectly, (a) solicit, initiate, or propose the making, submission or announcement of, or knowingly induce, encourage, facilitate or assist, any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (b) furnish to any Person (other than to Parent and its Affiliates and their respective Representatives) any non-public information relating to the Company Group or afford to any Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group (other than Parent and its Affiliates and their respective Representatives), in any such case in connection with any Acquisition Proposal or with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (c) participate or engage in, or knowingly facilitate, discussions or negotiations with any Person with respect to an Acquisition Proposal or with respect to any inquiries from any Person relating to the making of an Acquisition Proposal, (d) approve, endorse, or recommend any proposal that constitutes, or could reasonably expected to lead to, an Acquisition Proposal, (e) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, or (f) authorize, propose or commit to do any of the foregoing. Notwithstanding anything to the contrary in this Section 6.1, each Supporting Stockholder may engage in such activities solely to the extent that the Company is permitted to engage in such activities pursuant to Section 5.2 of the Merger Agreement.
6.2   Notice.   From the date of this Agreement until the earlier to occur of the termination of the Merger Agreement pursuant to Article VIII thereof and the Effective Time, each Supporting Stockholder shall promptly (and, in any event, within 24 hours) notify Parent in writing of (i) any Acquisition Proposal that is received by such Supporting Stockholder or any of its Affiliates or Representatives or (ii) any non-public information requested from, or if any discussions or negotiations are sought to be initiated or continued with, such Supporting Stockholder or any of its Affiliates or Representatives with respect to an Acquisition Proposal. Such notice must include (A) the identity of the Person or “group” of Persons making such Acquisition Proposal; and (B) a copy of the written Acquisition Proposal (or if oral, a summary of the material terms and conditions of such Acquisition Proposal received from such Person or “group”). Thereafter, such Supporting Stockholder must keep Parent reasonably informed, on a prompt basis (and in any event within 48 hours of any material development with regard to or material amendment of such proposal or request), of the status and terms of any such proposal (including any amendments thereto) and the status of any such discussions or negotiations, including providing copies of any new or amended material agreements, documents or other written materials submitted in connection therewith. Notwithstanding the foregoing, each Supporting Stockholder shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
7.   Proxy Statement; SEC Filings and Schedule 13D.
(a)   The Supporting Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of any SEC filing Parent or the Company is required to make in connection with the Merger (including any amendment or supplement thereto, the “SEC Filings”). To the knowledge of the Supporting Stockholder, the information supplied by the Supporting Stockholder for inclusion or incorporation by reference in the Proxy Statement, or any SEC Filing will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Within ten (10) days following the execution of this Agreement, the Supporting Stockholder shall file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to this Agreement and the transactions contemplated hereby. The Supporting Stockholder shall (A) provide Parent and the Company and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by Parent and the Company, their counsel and their other Representatives.
(b)   The Supporting Stockholder will use its commercially reasonable efforts to furnish all information concerning the Supporting Stockholder and its controlled Affiliates to Parent and the Company that is reasonably necessary for the preparation and filing of the Proxy Statement, the SEC Filings and the Schedule 13Ds, and provide such other assistance, as may be reasonably requested by Parent or the Company to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement, the SEC Filings and the Schedule 13Ds, and the resolution of any comments to either received from the SEC.
8.   Fiduciary Duties.   The Supporting Stockholder is entering into this Agreement solely in its, his or her capacity as the record holder or beneficial owner of the Covered Shares. Nothing in this Agreement shall in any way attempt to limit or affect any actions taken by the Supporting Stockholder or its, his or her Affiliates’ designee(s) or beneficial owner(s) serving on the Company Board or in his or her capacity as a director, officer or employee of the Company or any of its Affiliates. No action taken (or omitted to be taken) in any such capacity as a director, officer or employee shall be deemed to constitute a breach of this Agreement.
9.   Representations and Warranties of the Supporting Stockholder.   The Supporting Stockholder hereby represents and warrants to Parent and the Company as follows:
9.1   Due Authority.   The Supporting Stockholder has the full power and authority to make, enter into and carry out the terms of this Agreement. To the extent the Supporting Stockholder is not an individual, the Supporting Stockholder is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable, and the execution and delivery of this Agreement, the performance of the Supporting Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and, assuming the accuracy of the representations and warranties set forth in Sections 10.2(b) and 11.2(b), no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Supporting Stockholder and constitutes a valid and binding obligation of the Supporting Stockholder enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Limitations.
9.2   Ownership of the Covered Shares.   (a) The Supporting Stockholder is, as of the date hereof, the beneficial and/or record owner of the Supporting Stockholder’s Covered Shares, all of which are free and clear of any liens, other than those created by this Agreement, the Merger Agreement, or the organizational documents of the Company, or arising under applicable securities Laws, and (b) the Supporting Stockholder has sole or, with an Affiliate of the Supporting Stockholder, shared voting power over all of the Covered Shares beneficially owned by the Supporting Stockholder. The Supporting Stockholder has not entered into any agreement to Transfer any Covered Shares (other than this Agreement) and no Person (other than the Supporting Stockholder and any Person under the control of the Supporting Stockholder) has a right to acquire any of the Covered Shares held by the Supporting Stockholder. As of the date hereof, the Supporting Stockholder does not own, beneficially or of record, any shares of Company Stock or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any shares of Company Stock or other voting shares of the Company) other than the Owned Shares. Other than the Owned Shares, the Company Options and Company RSUs set forth on the signature page hereto, the Supporting Stockholder does not beneficially own any other securities of the Company or rights to acquire securities of the Company.
9.3   No Conflict; Consents.
(a)   The execution and delivery of this Agreement by the Supporting Stockholder does not, and the performance by the Supporting Stockholder of its, his or her obligations under this

Agreement does not and will not: (i) violate any Laws applicable to the Supporting Stockholder, (ii) result in any breach of or constitute a default under any Contract or obligation to which the Supporting Stockholder is a party or by which the Supporting Stockholder is subject, other than those created by this Agreement, or (iii) to the extent the Supporting Stockholder is not an individual, violate or conflict with any provision of the organizational documents of the Supporting Stockholder, in the case of each of clauses (i) through (iii), except for such violations, breaches or defaults as would not prevent, materially delay or materially impair the ability of the Supporting Stockholder to perform its, his or her obligations under this Agreement.
(b)   Except for the Schedule 13Ds, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the Supporting Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Supporting Stockholder of the transactions contemplated hereby.
9.4   Absence of Litigation.   As of the date hereof, there is no legal action pending against, or, to the knowledge of the Supporting Stockholder, threatened against or affecting such Supporting Stockholder that would reasonably be expected to materially impair the ability of the Supporting Stockholder to perform its, his or her obligations under this Agreement.
9.5   Reliance.   The Supporting Stockholder has (i) received a copy of the Merger Agreement and this Agreement, (ii) had the opportunity to carefully read each such agreement, (iii) been represented by or had the opportunity to be represented by independent counsel of its own choosing and (iv) had the right and opportunity to consult with its attorney, and to the extent, if any, that the Supporting Stockholder desired, the Supporting Stockholder availed itself of such right and opportunity. The Supporting Stockholder (individually and on behalf of its Affiliates and each of their respective Representatives) hereby agrees and acknowledges that, in entering into this Agreement and agreeing to consummate the transactions contemplated hereby, the Supporting Stockholder, its Affiliates (other than the Company and its Subsidiaries) and each of their respective Representatives are relying solely on the representations and warranties of Parent set forth in Section 10 of this Agreement and are not relying on any other representation, warranty, statement or material.
10.   Representations and Warranties of the Company.   The Company hereby represents and warrants to Parent and the Supporting Stockholder that:
10.1   Due Authority.   The Company has the full power and authority to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and assuming the accuracy of the representations and warranties set forth in Sections 9.3(b) and 11.2(b), no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Limitations.
10.2   No Conflict; Consents.
(a)   The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement does not and will not: (i) violate any Laws applicable to the Company, (ii) result in any breach of or constitute a default under any Contract or obligation to which the Company is a party or by which the Company is subject, other than those created by this Agreement, or (iii) violate or conflict with any provision of the organizational documents of the Company, in the case of each of clauses (i) through (iii) except for such violations, breaches or defaults as would not prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement.
(b)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to the

Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.
11.   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Company and the Supporting Stockholder that:
11.1   Due Authority.   Parent has the full power and authority to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and assuming the accuracy of the representations and warranties set forth in Sections 9.3(b) and 10.2(b), no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, except as enforcement may be limited by the Enforceability Limitations.
11.2   No Conflict; Consents.
(a)   The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement does not and will not: (i) violate any Laws applicable to Parent, (ii) result in any breach of or constitute a default under any Contract or obligation to which Parent is a party or by which Parent is subject, other than those created by this Agreement, or (iii) violate or conflict with any provision of the organizational documents of Parent, in the case of each of clauses (i) through (iii) except for such violations, breaches or defaults as would not prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
(b)   No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.
12.   General Waiver and Release.   As partial consideration for the right to participate in the Merger as a Stockholder and receive the Per Share Price, the Supporting Stockholder, on behalf of itself and any of its heirs, executors, beneficiaries, administrators, equityholders, partners, trustees, successors, assigns and controlled Affiliates, as applicable (each, a “Releasor”), hereby forever, unconditionally and irrevocably acquits, remises, discharges and releases, effective as of the Closing, the Company Group and their respective Affiliates (including Parent, the Company and the Surviving Corporation, after the Closing), each of their respective officers, directors, equityholders, employees, partners, trustees and Representatives, and each predecessor, successor and assign of any of the foregoing (collectively, the “Company Released Parties”), from any and all claims, obligations, liabilities, charges, demands and causes of action of every kind and character, whether accrued or fixed, absolute or contingent, matured or unmatured, suspected or unsuspected or determined or determinable, and whether at law or in equity, which any Releasor now has, ever had or may have against or with the Company Released Parties, or any of them, in any capacity, whether directly or derivatively through another Person, for, upon, or by reason of any matter, cause or thing, whatsoever, on or at any time prior to the Closing, relating to the Supporting Stockholder’s relationship as an equityholder of, or, if applicable, service provider to, the Company Group and agrees not to bring or threaten to bring or otherwise join in any action against the Company Released Parties, or any of them, for, upon, or by reason of any matter, cause or thing, whatsoever, on or at any time prior to the Closing relating to the Supporting Stockholder’s relationship as an equityholder of, or, if applicable, service provider to, the Company Group; provided, however, that to the extent applicable to each Releasor, the claims, obligations, liabilities, charges, demands and causes of action released pursuant to this Section 12 (collectively, the “Released Claims”) does not apply to the following: (i) salary, bonus, severance or other compensation and vacation that is accrued and earned by the Supporting Stockholder but unpaid by any Group Company at the Closing (including, for avoidance of doubt, any such compensation as may become due and payable as a result of the transactions contemplated by the Merger Agreement); (ii) any unreimbursed travel or other expenses and advances that are reimbursable under the current policies of the Company Group; (iii) any benefits that are accrued, vested and earned but unpaid at the Closing under any employee benefit plan of the Company Group or any rights under health insurance plans or retirement plans sponsored by any Group Company; (iv) any rights to indemnification, exculpation and/or advancement of expenses pursuant to the organizational documents of the Company and its Subsidiaries, indemnification agreements with the Company or its Subsidiaries or any directors’ and officers’ liability insurance policies with respect to actions taken or not taken by such Releasor in his or her capacity as an officer or director; (v) any rights of the Releasors under this Agreement, the Merger Agreement and/or the Merger or (vi) any rights that cannot be released under applicable Law. Without limiting the foregoing, the Supporting Stockholder, on behalf of itself and each Releasor, understands and agrees that the claims released in this Section 12 include not only claims presently known but also include all unknown or unanticipated claims, obligations, liabilities, charges, demands and causes of action of every kind and character that would otherwise come within the scope of the Released Claims and the Supporting Stockholder, on behalf of itself and each Releasor, knowingly and voluntarily waives and releases any and all rights and benefits he, she or it may now have, or in the future may have, under Section 1542 of the California Civil Code (or any analogous Law of any other jurisdiction), which reads as follows (“Section 1542”):
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
The Supporting Stockholder, on behalf of itself and each Releasor, understands that Section 1542, or an analogous Law of any other jurisdiction, gives the Supporting Stockholder the right not to release existing claims of which the Supporting Stockholder is not aware, unless the Supporting Stockholder voluntarily chooses to waive this right. Having been so apprised, the Supporting Stockholder, on behalf of itself and each Releasor, nevertheless hereby voluntarily elects to and does waive the rights described in Section 1542, or such other analogous Law, and elects to assume all risks for claims that exist or existed in his, her or its favor, known or unknown, suspected or unsuspected, arising out of or related to claims or other matters purported to be released pursuant to this Section 12, in each case, effective at the Closing (except to the extent of any claims which are specifically excluded from Released Claims as set forth in Section 12 above). The Supporting Stockholder, on behalf of itself and each Releasor, acknowledges and agrees that the foregoing waiver is an essential and material term of the release provided pursuant to this Section 12 and that, without such waiver, Parent and the Company would not have agreed to the terms of this Agreement.
13.   Miscellaneous.
13.1   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Supporting Stockholder, and Parent shall have no authority to direct any Supporting Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
13.2   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Company Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Stock” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
13.3   Amendment.   Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of all of the parties hereto.
13.4   Expenses.   All fees and expenses incurred in connection with this Agreement will be paid by the party incurring such fees and expenses whether or not the Merger is consummated.

13.5   Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) subject to the below, immediately upon delivery by hand or by email transmission, in each case to the intended recipient as set forth below:
(a)   if to a Supporting Stockholder, to the relevant address listed on the Supporting Stockholder’s signature page hereto.
(b)   if to Parent or the Surviving Corporation, to:
Applied Intuition, Inc.
145 E. Dana Street
Mountain View. CA 94041
Attn: Legal Department
Email: legal@applied.co
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
601 Marshall Street, Redwood City, CA 94063
Attn:	Caine T. Moss Micheal Reagan Justin Smith Matthew Baudler
Email:	cmoss@goodwinlaw.com mreagan@goodwinlaw.com justinsmith@goodwinlaw.com mbaudler@goodwinlaw.com
(c)   if to the Company (prior to the Effective Time), to:
Embark Technology, Inc.
424 Townsend Street
San Francisco, CA 94107
Attn:	Alex Rodrigues Siddhartha Venkatesan
Email:	alex@embarktrucks.com sid@embarktrucks.com
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, P.C.
One Market Street, Spear Tower, Suite 3300
San Francisco, California 94105
Attention:	Rob Ishii Rich Mullen
Email:	rishii@wsgr.com rich.mullen@wsgr.com
Any notice received by email at the addressee’s email address or otherwise at the addressee’s location on any Business Day after 5:00 p.m., Prevailing Pacific Time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., Prevailing Pacific Time, on the next Business Day. From time to time, any party may provide notice to the other parties of a change in its address or email address through a notice given in accordance with this Section 13.5.
13.6   Enforcement; Exclusive Jurisdiction.

(a)   The rights and remedies of the parties shall be cumulative with and not exclusive of any other remedy conferred hereby. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.
(b)   In addition, each of the parties (i) consents to submit itself, himself or herself, and hereby submits itself, himself or herself, to the personal jurisdiction of the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, or, if neither of such courts has subject matter jurisdiction, any state court of the State of Delaware having subject matter jurisdiction, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, or, if neither of such courts has subject matter jurisdiction, any state court of the State of Delaware having subject matter jurisdiction and (iv) consents to service of process being made through the notice procedures set forth in Section 13.5.
13.7   Waiver of Jury Trial.   EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
13.8   Further Assurances.   The Supporting Stockholder agrees, from time to time, at the reasonable request of Parent or the Company and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
13.9   Entire Agreement.   This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.
13.10   Reliance.   The Supporting Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Supporting Stockholder’s execution and delivery of this Agreement.
13.11   Interpretation.
(a)   When a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise indicated, and references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. When a reference is made in this Agreement to a Schedule, such reference is to a Schedule to this Agreement, as applicable, unless otherwise indicated.
(b)   When used herein, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless the context otherwise requires, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.” When used herein, the phrase “the date hereof” and terms or phrases of similar import means “the date of this Agreement.”
(c)   The word “or” shall not be exclusive.

(d)   The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and does not simply mean “if.”
(e)   When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.
(f)   The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.
(g)   When reference is made to any party to this Agreement or any other agreement or document, such reference includes such party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.
(h)   A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in that Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.
(i)   All accounting terms used but not specifically defined herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.
(j)   The headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
(k)   The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following May 18 is June 18 and one month following May 31 is July 1). When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively.
(l)   No summary of this Agreement or any Schedule delivered herewith prepared by or on behalf of any party will affect the meaning or interpretation of this Agreement or such Schedule.
(m)   References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.
13.12   Assignment.   No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. No assignment by any party will relieve such party of any of its obligations hereunder.
13.13   Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
13.14   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed (including by electronic signature) by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
13.15   Governing Law.   This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement, including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with this Agreement, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.
13.16   Non-Survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement.
13.17   Termination.   This Agreement shall automatically terminate without further action by any of the parties hereto and shall have no further force or effect as of the earliest of (i) the Expiration Time and (ii) the effectiveness of any amendment, modification or supplement to the Merger Agreement that decreases the Per Share Price, changes the form of the consideration payable to the Stockholders pursuant to the Merger, imposes any material restrictions or any additional material conditions or is otherwise adverse to the Stockholders; provided that the provisions of this Section 13 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party for that party’s breach of any of the terms of this Agreement prior to the date of termination.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
APPLIED INTUITION, INC.
By:	/s/ Qasar Younis Name: Qasar Younis Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
EMBARK TECHNOLOGY, INC.
By:	/s/ Alex Rodrigues Name: Alex Rodrigues Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SEQUOIA CAPITAL U.S. GROWTH FUND VII, L.P. By: SC U.S. GROWTH VII MANAGEMENT, L.P., Its General Partner
By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner
By:	/s/ Pat Grady Name: Pat Grady Title: Authorized Signatory
Address: [***]
Email: [***]

Class A Common Stock:
933,966

Class B Common Stock:

Company Options:

Company RSUs:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SEQUOIA CAPITAL U.S. GROWTH VII PRINCIPALS FUND, L.P. By: SC U.S. GROWTH VII MANAGEMENT, L.P., Its General Partner
By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner
By:	/s/ Pat Grady Name: Pat Grady Title: Authorized Signatory
Address: [***]
Email: [***]

Class A Common Stock:
55,342

Class B Common Stock:

Company Options:

Company RSUs:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SEQUOIA CAPITAL U.S. VENTURE FUND XV, L.P. By: SC U.S. VENTURE XV MANAGEMENT, L.P., its General Partner
By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner
By:	/s/ Pat Grady Name: Pat Grady Title: Authorized Signatory
Address: [***]
Email: [***]

Class A Common Stock:
1,281,580

Class B Common Stock:

Company Options:

Company RSUs:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SEQUOIA CAPITAL U.S. VENTURE PARTNERS FUND XV (Q), L.P. By: SC U.S. VENTURE XV MANAGEMENT, L.P., its General Partner
By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner
By:	/s/ Pat Grady Name: Pat Grady Title: Authorized Signatory
Address: [***]
Email: [***]

Class A Common Stock:
77,130

Class B Common Stock:

Company Options:

Company RSUs:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SEQUOIA CAPITAL U.S. VENTURE PARTNERS FUND XV, L.P. By: SC U.S. VENTURE XV MANAGEMENT, L.P., its General Partner
By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner
By:	/s/ Pat Grady Name: Pat Grady Title: Authorized Signatory
Address: [***]
Email: [***]

Class A Common Stock:
27,704

Class B Common Stock:

Company Options:

Company RSUs:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
SEQUOIA CAPITAL U.S. VENTURE XV PRINCIPALS FUND, L.P. By: SC U.S. VENTURE XV MANAGEMENT, L.P., its General Partner
By: SC US (TTGP), LTD., a Cayman Islands exempted company, its General Partner
By:	/s/ Pat Grady Name: Pat Grady Title: Authorized Signatory
Address: [***]
Email: [***]

Class A Common Stock:
281,482

Class B Common Stock:

Company Options:

Company RSUs:

SCAN TO
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V19777-S68951

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EMBARK TECHNOLOGY, INC.

Note: In their discretion, the proxyholders will vote on such other business as may properly come before the special meeting. **If no direction is made, this proxy will be voted "FOR" each of proposals 1 and 2.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE EMBARK TECHNOLOGY, INC. 321 ALABAMA STREETSAN FRANCISCO, CA 94110 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/EMBK2023SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19777-S68951 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.V19778-S68951Embark Technology, Inc.This proxy is solicited by the Board of Directors Special Meeting of StockholdersJuly 17, 2023The undersigned hereby appoints Alex Rodrigues and Siddhartha Venkatesan, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on all matters coming before said meeting, including the matters on the reverse side of this card, all of the shares of CLASS A COMMON STOCK and CLASS B COMMON STOCK of Embark Technology, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m., Pacific Time, on July 17, 2023, virtually at www.virtualshareholdermeeting.com/EMBK2023SM and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement and revokes any proxies previously given.This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote on such other matters that may properly come before this meeting or any adjournment or postponement thereof.Continued and to be signed on reverse side